UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number    811-05518
                                                     ---------------

                               The RBB Fund, Inc.
         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                         103 Bellevue Parkway, 4th Floor
                              Wilmington, DE 19809
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                     Edward J. Roach, President & Treasurer
                         103 Bellevue Parkway, 4th Floor
                              Wilmington, DE 19809
         ---------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 302-791-1112
                                                           --------------

                       Date of fiscal year end:  August 31
                                                -----------

                    Date of reporting period: August 31, 2007
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


          =============================================================


                                   THE BEDFORD
                                     CLASS


                              OF THE RBB FUND, INC.
                                  MONEY MARKET
                                   PORTFOLIO


                                  ANNUAL REPORT
                                AUGUST 31, 2007





          This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.


          =============================================================

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                                 PRIVACY NOTICE
                                   (UNAUDITED)




The RBB Fund, Inc. MONEY MARKET PORTFOLIO (the "Portfolio") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o    Information about your transactions with the Portfolio.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Portfolio may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Portfolio considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 533-7719.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             FUND EXPENSE EXAMPLES
                                  (UNAUDITED)



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2007 through August 31, 2007, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees that may be incurred by shareholders of other funds. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                               MONEY MARKET PORTFOLIO - BEDFORD CLASS
                                                    ---------------------------------------------------------
                                                       BEGINNING             ENDING             EXPENSES PAID
                                                     ACCOUNT VALUE        ACCOUNT VALUE            DURING
                                                     MARCH 1, 2007       AUGUST 31, 2007           PERIOD*
                                                    ---------------     ----------------        -------------
         Actual                                       $1,000.00            $1,022.80                $4.59
         Hypothetical (5% return before expenses)      1,000.00             1,020.61                 4.59

                                                            MONEY MARKET PORTFOLIO - SANSOM STREET CLASS
                                                    ---------------------------------------------------------
                                                       BEGINNING             ENDING             EXPENSES PAID
                                                     ACCOUNT VALUE        ACCOUNT VALUE            DURING
                                                     MARCH 1, 2007       AUGUST 31, 2007           PERIOD*
                                                    ---------------     ----------------        -------------
         Actual                                       $1,000.00            $1,025.60                $1.79
         Hypothetical (5% return before expenses)      1,000.00             1,023.42                 1.79

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% for the Bedford Class shares and 0.35% for the Sansom Street Class shares, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days
     (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Portfolio's ending account value on the first line in each table is based on the actual six-month total return of 2.28% for the Bedford Class shares and 2.56% for the Sansom Street Class shares.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2007
                                   (UNAUDITED)


        SECURITY                                 % OF NET            FAIR
          TYPE                                    ASSETS            VALUE
        --------                                 --------        ------------
 Short Term Investments:
   Commercial Paper ..........................    63.2%          $147,952,219
   Certificates of Deposit ...................    14.4             33,830,000
   Variable Rate Obligations .................    12.5             29,315,798
   Repurchase Agreements .....................     7.1             16,642,000
   Master Notes ..............................     4.7             11,020,000
   Municipal Bonds ...........................     0.7              1,540,000
   Liabilities In Excess of Other Assets .....    (2.6)            (6,034,280)
                                                 -----           ------------
NET ASSETS -- 100.0% .........................   100.0%          $234,265,737
                                                 =====           ============


Portfolio holdings are subject to change at any time.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 2007


                                                                 PAR                FAIR
                                                                (000)              VALUE
                                                               --------         ------------
CERTIFICATES OF DEPOSIT--14.4%
DOMESTIC CERTIFICATES OF DEPOSIT--3.0%
American Express Bank FSB5.500%, 11/21/07 ............          $5,000         $  5,000,000
Wachovia Bank NA5.320%, 02/06/08 .....................           2,100            2,100,000
                                                                               ------------
                                                                                  7,100,000
                                                                               ------------
YANKEE DOLLAR CERTIFICATES OF DEPOSIT--11.4%
Banque Nationale de Paris, New York(a)
   5.270%, 10/03/07 ..................................           1,880            1,880,000
   5.310%, 11/20/07 ..................................           3,215            3,215,000
   5.325%, 11/30/07 ..................................           2,950            2,950,000
Deutsche Bank AG, New York(a)
   5.385%, 03/11/08 ..................................           2,600            2,600,000
Fortis Bank SA/NV, New York(a)
   5.300%, 02/11/08 ..................................           2,990            2,990,000
HBOS Treasury Services PLC(a)
   5.270%, 10/03/07 ..................................           2,095            2,095,000
Mizuho Corporate Bank, New York(a)
   5.530%, 09/21/07 ..................................           5,000            5,000,000
   5.730%, 10/02/07 ..................................           6,000            6,000,000
                                                                               ------------
                                                                                 26,730,000
                                                                               ------------
     TOTAL CERTIFICATES OF DEPOSIT
        (Cost $33,830,000) ...........................                           33,830,000
                                                                               ------------
COMMERCIAL PAPER--63.2%
ASSET BACKED SECURITIES--24.6%
Amstel Funding Corp.
   5.250%, 10/22/07 ..................................           1,480            1,468,993
   5.900%, 11/20/07 ..................................          10,000            9,868,889
Beta Finance, Inc.
   5.250%, 10/22/07 ..................................           1,500            1,488,844
Chariot Funding LLC
   5.800%, 11/26/07 ..................................           1,000              986,144
Corporate Asset Funding Co. LLC
   5.250%, 10/04/07 ..................................           5,000            4,975,937
Govco LLC
   5.730%, 11/15/07 ..................................           2,000            1,976,125
Grampian Funding LLC
   5.185%, 11/19/07 ..................................           4,000            3,954,487
Greyhawk Funding LLC
   5.280%, 10/02/07 ..................................           1,100            1,094,999
K2 (USA) LLC
   5.260%, 10/05/07 ..................................          10,000            9,950,322
Mont Blanc Capital Corp.
   5.260%, 10/09/07 ..................................           5,000            4,972,239

                                                                 PAR                FAIR
                                                                (000)              VALUE
                                                               --------         ------------
COMMERCIAL PAPER--(CONTINUED)
ASSET BACKED SECURITIES--(CONTINUED)
Newport Funding Corp.
   5.250%, 10/09/07 ..................................          $2,000         $  1,988,917
Nieuw Amsterdam Receivables Corp.
   5.150%, 09/27/07 ..................................           5,000            4,981,403
Picaros Funding LLC
   5.260%, 10/16/07 ..................................           5,000            4,967,125
Ranger Funding Company LLC
   6.050%, 09/24/07 ..................................           5,000            4,980,674
                                                                               ------------
                                                                                 57,655,098
                                                                               ------------
BANKS--29.0%
Allied Irish Banks North America, Inc.
   5.250%, 09/19/07 ..................................          10,000            9,973,750
Banco Santander Puerto Rico(b)
   5.600%, 09/20/07 ..................................           5,000            4,985,222
Bank of America Corp.
   5.170%, 09/05/07 ..................................           3,000            2,998,277
Danske Corp.
   5.240%, 09/05/07 ..................................           2,000            1,998,836
Dexia Delaware LLC
   5.250%, 09/18/07 ..................................           9,924            9,899,397
Dresdner U.S. Finance, Inc.
   5.230%, 09/04/07 ..................................           7,000            6,996,949
HBOS Treasury Services PLC(b)
   5.250%, 10/17/07 ..................................           1,500            1,489,938
Northern Rock PLC
   5.260%, 09/26/07 ..................................           2,500            2,490,868
Societe Generale North America
   5.130%, 02/05/08 ..................................           6,000            5,865,765
   5.165%, 02/08/08 ..................................           3,000            2,931,133
St. George Bank Ltd.(b)
   5.245%, 09/04/07 ..................................           7,000            6,996,940
Swedbank Mortgage AB(b)
   5.250%, 10/12/07 ..................................          10,000            9,940,208
UBS Finance Delaware LLC
   5.255%, 09/06/07 ..................................           1,300            1,299,051
                                                                               ------------
                                                                                 67,866,334
                                                                               ------------
FINANCE SERVICES--5.4%
General Electric Capital Corp.
   5.240%, 10/19/07 ..................................           5,000            4,965,067
Greenwich Capital Holdings, Inc.
   5.450%, 11/15/07 ..................................           3,000            2,965,937
Irish Life and Permanent PLC
   5.250%, 10/03/07 ..................................           4,600            4,578,533
                                                                               ------------
                                                                                 12,509,537
                                                                               ------------

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONCLUDED)
                                AUGUST 31, 2007


                                                                 PAR                FAIR
                                                                (000)              VALUE
                                                               --------         ------------
COMMERCIAL PAPER--(CONTINUED)
INSURANCE--4.2%
Aegon Funding Corp.
   5.250%, 10/25/07 ..................................         $10,000         $  9,921,250
                                                                               ------------
     TOTAL COMMERCIAL PAPER
       (Cost $147,952,219) ...........................                          147,952,219
                                                                               ------------
MUNICIPAL BONDS--0.7%
PENNSYLVANIA--0.7%
Franklin County IDR (Manufacturers &
   Traders LOC)(c)
   5.610%, 09/07/07 ..................................           1,540            1,540,000
                                                                               ------------
     TOTAL MUNICIPAL BONDS
       (Cost $1,540,000) .............................                            1,540,000
                                                                               ------------
VARIABLE RATE OBLIGATIONS--12.5%
ASSET BACKED SECURITIES--0.9%
Cullinan Finance Corp.(c)(d)
   5.485%, 09/25/07 ..................................           1,115            1,114,909
Racers Trust 2004-6 MM(c)(d)
   5.551%, 09/24/07 ..................................           1,000            1,000,000
                                                                               ------------
                                                                                  2,114,909
                                                                               ------------
BANKS--9.5%
Bank of Nova Scotia(c)
   5.273%, 09/04/07 ..................................           2,200            2,199,265
Commonwealth Bank of Australia(b)(c)
   5.358%, 10/31/07 ..................................          10,000           10,001,624
HBOS Treasury Services PLC(b)(c)(d)
   5.430%, 09/24/07 ..................................           8,000            8,000,000
Westpac Banking Corp. New York(b)(c)
   5.420%, 09/11/07 ..................................           2,000            2,000,000
                                                                               ------------
                                                                                 22,200,889
                                                                               ------------
LIFE INSURANCE--2.1%
MetLife Global Funding I(c)(d)
   5.615%, 09/28/07 ..................................           5,000            5,000,000
                                                                               ------------
     TOTAL VARIABLE RATE OBLIGATIONS
       (Cost $29,315,798) ............................                           29,315,798
                                                                               ------------
MASTER NOTES--4.7%
Bank of America Securities LLC(c)
   5.435%, 09/04/07 ..................................           4,000            4,000,000
Morgan Stanley Mortgage Capital, Inc.(c)
   5.545%, 09/04/07 ..................................           7,020            7,020,000
                                                                               ------------
     TOTAL MASTER NOTES
       (Cost $11,020,000) ............................                           11,020,000
                                                                               ------------

                                                                 PAR                FAIR
                                                                (000)              VALUE
                                                               --------         ------------
REPURCHASE AGREEMENTS--7.1%
Deutsche Bank Securities, Inc.
  (Tri-Party Agreement dated
  08/31/07 to be repurchased at
  $16,651,800 collateralized by
  $17,020,000 Federal Home
  Loan Bank, 5.33%, due 07/16/08,
  Market Value of the collateral
  is $17,144,118)5.300%, 09/04/07 ....................          $16,642        $ 16,642,000
                                                                               ------------
     TOTAL REPURCHASE AGREEMENTS
      (Cost $16,642,000) .............................                           16,642,000
                                                                               ------------
TOTAL INVESTMENTS AT FAIR VALUE--102.6%
  (Cost $240,300,017*) ...............................                          240,300,017
                                                                               ------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(2.6)% ........                           (6,034,280)
                                                                               ------------
NET ASSETS (APPLICABLE TO
  218,918,308 BEDFORD SHARES
  AND 15,354,093 SANSOM
  STREET SHARES)--100.0% .............................                         $234,265,737
                                                                               ============

* Aggregate cost is the same for financial reporting and federal tax purposes.
(a) Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.
(b)  U.S. dollar denominated security issued by foreign domiciled entity.
(c) Variable Rate Obligations -- The interest rate shown is the rate as of August 31, 2007 and the maturity date shown is the next interest rate readjustment date or the maturity date.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

INVESTMENT ABBREVIATIONS
IDR      Industrial Development Revenue
LOC      Letter of Credit


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2007


ASSETS
Investments, at fair value (cost $223,658,017) ..........     $223,658,017
Repurchase agreements at cost ...........................       16,642,000
Cash ....................................................              541
Interest receivable .....................................          472,795
Prepaid expenses and other assets .......................           24,886
                                                              ------------
        Total assets ....................................      240,798,239
                                                              ------------
LIABILITIES
Payables for:
   Investments purchased ................................        6,000,000
   Dividends ............................................          329,031
   Distribution fees ....................................          112,872
   Advisory fees ........................................           30,450
   Directors' and officers' fees ........................            7,653
   Transfer agent fees ..................................            4,033
   Custodian fees .......................................            3,003
   Administration and accounting fees ...................            2,266
   Service organization fees ............................               88
Accrued expenses and other liabilities ..................           43,106
                                                              ------------
        Total liabilities ...............................        6,532,502
                                                              ------------
NET ASSETS ..............................................     $234,265,737
                                                              ============
NET ASSETS CONSISTED OF:
Paid-in capital .........................................     $234,272,400
Undistributed net investment income .....................              831
Accumulated net realized loss from investments ..........           (7,494)
                                                              ------------
NET ASSETS ..............................................     $234,265,737
                                                              ============
NET ASSET VALUE, Offering and Redemption Price Per
Bedford Share ($218,913,906/218,918,308) ................            $1.00
                                                              ============
NET ASSET VALUE, Offering and Redemption Price Per
Sansom Street Share ($15,351,831/15,354,093) ............            $1.00
                                                              ============

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2007


Investment Income
   Interest .............................................      $11,358,909
                                                               -----------
Expenses
   Distribution fees(1) .................................        1,246,103
   Investment advisory and administration fees ..........          951,482
   Registration and filing fees .........................           78,852
   Printing and shareholder reporting fees ..............           60,417
   Custodian fees .......................................           55,483
   Directors' and Officers' fees ........................           48,739
   Transfer agent fees ..................................           33,800
   Regulatory administration fees .......................           28,317
   Professional fees ....................................           57,556
   Insurance fees .......................................           23,175
   Service organization fees (Sansom Class) .............              963
   Other expenses .......................................           13,200
                                                               -----------
        Total expenses ..................................        2,598,087
   Less fees waived .....................................         (805,508)
                                                               -----------
        Net total expenses ..............................        1,792,579
                                                               -----------
Net investment income ...................................        9,566,330
Realized loss on investments ............................           (1,885)
                                                               -----------
Net increase in net assets resulting from operations ....      $ 9,564,445
                                                               ===========

(1) See Note 2 in Notes to Financial Statements.


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                      FOR THE           FOR THE
                                                                    YEAR ENDED        YEAR ENDED
                                                                  AUGUST 31, 2007    AUGUST 31, 2006
                                                                 ----------------   ----------------
Increase (decrease) in net assets:
Operations:
  Net investment income .......................................    $   9,566,330    $    9,453,852
  Net realized loss on investments ............................           (1,885)           (1,104)
                                                                   -------------    --------------
  Net increase in net assets resulting from operations ........        9,564,445         9,452,748
                                                                   -------------    --------------
Dividends to shareholders fromNet investment income:
    Bedford shares ............................................       (8,491,001)       (5,087,205)
    Sansom Street shares ......................................       (1,075,329)       (4,366,647)
                                                                   -------------    --------------
    Total dividends to shareholders ...........................       (9,566,330)       (9,453,852)
                                                                   -------------    --------------
Net capital share transactions (See Note 3) ...................       68,085,811       (30,616,253)
                                                                   -------------    --------------
Total increase/(decrease) in net assets .......................       68,083,926       (30,617,357)
Net Assets:
  Beginning of year ...........................................      166,181,811       196,799,168
                                                                   -------------    --------------
  End of year .................................................    $ 234,265,737    $  166,181,811
                                                                   =============    ==============
Undistributed net investment income, end of year ..............    $         831    $           --
                                                                   =============    ==============



                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                   MONEY MARKET PORTFOLIO FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                              THE BEDFORD CLASS
                                                  --------------------------------------------------------------------------
                                                    FOR THE         FOR THE        FOR THE         FOR THE        FOR THE
                                                      YEAR           YEAR            YEAR           YEAR           YEAR
                                                      ENDED          ENDED          ENDED           ENDED          ENDED
                                                    AUGUST 31,     AUGUST 31,      AUGUST 31,      AUGUST 31,     AUGUST 31,
                                                       2007           2006           2005           2004            2003
                                                  -------------   ------------   ------------   -------------   ------------
Net asset value, beginning of year ...............    $  1.00        $  1.00       $   1.00        $   1.00       $   1.00
                                                      -------        -------       --------        --------       --------
Income from investment operations:
   Net investment income .........................     0.0447         0.0388         0.0162          0.0025         0.0046
   Net gains (losses) on securities ..............         --(b)          --(b)          --(b)           --(b)      0.0005
                                                      -------        -------       --------        --------       --------
     Total net income from investment
       operations ................................     0.0447         0.0388         0.0162          0.0025         0.0051
                                                      -------        -------       --------        --------       --------
Less dividends and distributions:
   Dividends (from net investment income) ........    (0.0447)       (0.0388)       (0.0162)        (0.0025)       (0.0046)
   Distributions (from capital gains) ............         --             --             --              --        (0.0005)
                                                      -------        -------       --------        --------       --------
     Total dividends and distributions ...........    (0.0447)       (0.0388)       (0.0162)        (0.0025)       (0.0051)
                                                      -------        -------       --------        --------       --------
Net asset value, end of year .....................    $  1.00        $  1.00       $   1.00        $   1.00       $   1.00
                                                      =======        =======       ========        ========       ========
   Total Return ..................................       4.56%          3.95%          1.63%           0.25%          0.53%

Ratios/Supplemental Data
   Net assets, end of year (000's omitted) .......   $218,914       $150,657       $109,495        $ 72,001       $ 80,406
   Ratios of expenses to average
     net assets(a) ...............................       0.90%          0.85%          0.97%           0.94%          0.98%
   Ratios of net investment income to
     average net assets ..........................       4.47%          3.81%          1.68%           0.24%          0.46%

(a) Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.29%, 1.34%, 1.23%, 1.34% and 1.30% for the years ended August 31, 2007, 2006, 2005, 2004 and
     2003, respectively.

(b)  Amount is less than ($0.0005) per share.



                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
             MONEY MARKET PORTFOLIO FINANCIAL HIGHLIGHTS (CONCLUDED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                           THE SANSOM STREET CLASS
                                                  --------------------------------------------------------------------------
                                                    FOR THE         FOR THE        FOR THE         FOR THE        FOR THE
                                                      YEAR           YEAR            YEAR           YEAR           YEAR
                                                      ENDED          ENDED          ENDED           ENDED          ENDED
                                                    AUGUST 31,     AUGUST 31,      AUGUST 31,      AUGUST 31,     AUGUST 31,
                                                       2007           2006           2005           2004            2003
                                                  -------------   ------------   ------------   -------------   ------------
Net asset value, beginning of year ...............    $  1.00        $  1.00        $  1.00        $   1.00       $   1.00
                                                      -------        -------        -------        --------       --------
Income from investment operations:
   Net investment income .........................     0.0502         0.0434         0.0239          0.0100         0.0114
   Net gains (losses) on securities ..............         --(b)          --(b)          --(b)           --(b)      0.0005
                                                      -------        -------        -------        --------       --------
     Total net income from investment
       operations ................................     0.0502         0.0434         0.0239          0.0100         0.0119
                                                      -------        -------        -------        --------       --------
Less dividends and distributions:
   Dividends (from net investment income) ........    (0.0502)       (0.0434)       (0.0239)        (0.0100)       (0.0114)
   Distributions (from capital gains) ............         --             --             --              --        (0.0005)
                                                      -------        -------        -------        --------       --------
     Total dividends and distributions ...........    (0.0502)       (0.0434)       (0.0239)        (0.0100)       (0.0119)
                                                      -------        -------        -------        --------       --------
Net asset value, end of year .....................    $  1.00        $  1.00        $  1.00        $   1.00       $   1.00
                                                      =======        =======        =======        ========       ========
     Total Return ................................       5.14%          4.42%          2.41%           1.00%          1.21%

Ratios/Supplemental Data
   Net assets, end of year (000's omitted) .......    $15,352        $15,525        $87,304        $141,372       $198,373
   Ratios of expenses to average
     net assets(a) ...............................       0.35%          0.26%          0.20%           0.20%          0.30%
   Ratios of net investment income to
     average net assets ..........................       5.02%          4.25%          2.39%           0.98%          1.14%

(a) Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Sansom Street Class of the Money Market Portfolio would have been 0.69%, 0.67%, 0.67%, 0.59% and 0.57% for the years ended August 31, 2007, 2006, 2005,
     2004 and 2003, respectively.

(b)  Amount is less than ($0.0005) per share.



                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 2007




1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Money Market Portfolio ("Portfolio"), which comprise the RBB family of funds.

     RBB has authorized capital of one hundred billion shares of common stock of which 77.873 billion shares are currently classified into one hundred and eighteen classes of common stock. The Portfolio has issued shares with a par value of $0.001. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families."

     SECURITY VALUATION -- Securities held in the Portfolio are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant accretion of discount or amortization of premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to ensure that cost continues to approximate market value and to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain net asset value per share at $1.00.

     SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued when earned. Certain expenses, such as distribution, transfer agency and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all portfolios within the Company (such as director or professional fees) are charged to all portfolios in proportion to their average net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily, recorded on the ex-date and paid monthly. All dividends from net investment income are taxed as ordinary income. Any net realized capital gains are distributed at least annually. Income subject to dividends and capital gain subject to distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     FEDERAL INCOME TAXES -- No provision is made for federal income taxes. It is the Company's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2007




1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed-upon date and price. The seller will be required on a daily basis to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. If the value of the collateral falls below 102% of the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next Portfolio business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Portfolio has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller. The agreements are conditioned upon the collateral being deposited under the Federal Reserve Book Entry System or with the Portfoliocustodian or a third party sub-custodian.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER -- In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is dependent on claims that may be made against the Portfolio in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory and Administration Agreement, BlackRock Institutional Management Corp. (the "Adviser" or "BIMC"), an indirect subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and administrator for the Portfolio. BIMC and PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., entered into a Delegation Agreement on behalf of the Portfolio, wherein PFPC has agreed to perform administration and accounting services for an annual fee of 0.10% of the average net assets of the Portfolio, paid out of the fee paid to BIMC.

     For its advisory services, BIMC is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average daily net assets:

                                                  ANNUAL RATE
                                ------------------------------------------------
                                 0.45%  of  first  $250  million  of net assets;
                                 0.40% of next $250 million of net assets; and 0.35% of net assets in excess of $500 million.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2007



2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     BIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee for the Portfolio. For each class of shares within the Portfolio, the net advisory fee charged to each class is the same on a relative basis. For the year ended August 31, 2007, advisory fees and waivers for the investment portfolio were as follows:

                              GROSS                                  NET
                            ADVISORY                              ADVISORY
                              FEE               WAIVER              FEE
                         --------------      --------------    --------------
                           $951,482            $(710,449)        $241,033

     As of August 31, 2007, the Portfolio owed BIMC $30,450 in advisory fees.

     BIMC may voluntarily waive and/or reimburse a portion of its fees. PFPC may also voluntarily waive a portion of its fees and/or reimburse expenses.

     The Portfolio will not pay BIMC or PFPC at a later time for any amounts waived or assumed.

     For providing regulatory administration services to RBB, PFPC is entitled to receive compensation as agreed to by the Company and PFPC. This fee is allocated to each portfolio in proportion to their net assets. The Portfolio's portion of this fee for the year ended August 31, 2007 was $28,317.

     PFPC serves as the transfer and dividend disbursing agent for each class. Both PFPC Trust Company and PFPC are wholly-owned subsidiaries of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. For providing transfer agent services, PFPC is entitled to receive fees from the Portfolio. PFPC may, at its discretion, voluntarily waive all or any portion of its transfer agency fee for any class of shares. For the year ended August 31, 2007, transfer agency fees for the Portfolio were $33,800.

     PFPC Trust Company provides certain custodial services to the Portfolio. As compensation for such custodial services, PFPC Trust Company is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average gross assets:

                                               ANNUAL RATE
                              ------------------------------------------------
                              0.025% of first $50 million of gross assets; 0.020% of next $50 million of gross assets; 0.015% of gross assets in excess of $100 million.

     The Portfolio, on behalf of each class of shares of the Portfolio, has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The Portfolio has entered into a Distribution Agreement with PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2007




2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     The Plans provide for each class to make monthly payments, based on average net assets, to PFPC Distributors of up to 0.65% on an annualized basis for the Bedford Class and up to 0.05% on an annualized basis for the Sansom Street Class. For the year ended August 31, 2007, distribution fees paid to PFPC Distributors for each class were as follows:

                                           GROSS                        NET
                                        DISTRIBUTION                DISTRIBUTION
                                            FEE          WAIVER         FEE
                                       --------------  ----------   ------------
     Bedford Class                      $1,235,394      $(95,059)    $1,140,335
     Sansom Street Class                    10,709            --         10,709
                                        ----------     ---------     ----------
     Total Money Market Portfolio       $1,246,103      $(95,059)    $1,151,044
                                        ==========     =========     ==========

     The Portfolio has entered into service agreements with banks affiliated with PNC who render support services to customers who are the beneficial owners of the Sansom Street Class in consideration of the payment of 0.10% of the daily net asset value of such shares. For the year ended August 31, 2007, service organization fees were $963 for the Portfolio.

     As of August 31, 2007, the Portfolio owed PFPC and its affiliates $122,262 for their services.

3. CAPITAL SHARES

     Transactions in capital shares (at $1 per capital share) for each year were as follows:

                                                                   BEDFORD CLASS
                                                       ------------------------------------
                                                           FOR THE             FOR THE
                                                         YEAR ENDED          YEAR ENDED
                                                       AUGUST 31, 2007     AUGUST 31, 2006
                                                       ----------------    ----------------
                                                            VALUE               VALUE
                                                       ----------------    ----------------
     Shares sold                                       $  540,563,896      $  506,580,146
     Shares issued on reinvestment of dividends             8,204,137           5,326,071
     Shares repurchased                                  (480,513,295)       (470,739,390)
                                                       --------------      --------------
     Net Increase                                        $ 68,254,738        $ 41,166,827
                                                       --------------      --------------
     Bedford Shares authorized                          1,500,000,000       1,500,000,000
                                                       ==============      ==============

                                                               SANSOM STREET CLASS
                                                       ------------------------------------
                                                           FOR THE             FOR THE
                                                         YEAR ENDED          YEAR ENDED
                                                       AUGUST 31, 2007     AUGUST 31, 2006
                                                       ----------------    ----------------
                                                            VALUE               VALUE
                                                       ----------------    ----------------
     Shares sold                                        $ 207,692,244      $1,554,920,729
     Shares issued on reinvestment of dividends               136,709             146,903
     Shares repurchased                                  (207,997,880)     (1,626,850,712)
                                                       --------------      --------------
     Net Decrease                                       $    (168,927)      $ (71,783,080)
                                                       --------------      --------------
     Sansom Street Shares authorized                    1,500,000,000       1,500,000,000
                                                       ==============      ==============

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                AUGUST 31, 2007


4.   FEDERAL INCOME TAX INFORMATION

     In order to present  undistributed  net  investment  income,  the Portfolio
reclassed   $831  from   accumulated   net  realized  loss  on   investments  to
undistributed net investment income.

     For federal income tax purposes, realized capital losses may be carried forward and applied against future realized gains. At August 31, 2007, the Portfolio had capital loss carryforwards of $5,533 of which $3,587 will expire on August 31, 2013, $917 will expire on August 31, 2014 and $1,029 will expire on August 31, 2015.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2007 the Portfolio incurred post-October capital losses of $1,961.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains are reported as ordinary income for federal tax purposes. Dividends paid from net investment income and short-term capital gains are treated as ordinary income distributions for federal tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                      ORDINARY          LONG-TERM
                                       INCOME             GAINS
                                   --------------      -----------
                  2007               $9,566,330            $ --
                  2006                9,453,852              --

     As of August 31, 2007, the Portfolio had $329,862 of undistributed ordinary income for federal tax purposes.

5. NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109." FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management has evaluated the impact of FIN 48 and has determined it will have no impact on the financial statements.

     In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Although we are still in the process of evaluating the impact, if any, upon the adoption of the standard, we believe there will be no material impact other than enhanced disclosures.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the  Shareholders of Money Market Portfolio and
Board of Directors of The RBB Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Money Market Portfolio, one of the portfolios constituting The RBB Fund, Inc. (the "Portfolio"), as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Money Market Portfolio for the year ended August 31, 2003 were audited by other auditors whose report, dated October 27, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of The RBB Fund, Inc. as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.




DELOITTE & TOUCHE LLP



Philadelphia, Pennsylvania
October 21, 2007

                             ADDITIONAL INFORMATION
                                   (UNAUDITED)


PROXY VOTING

     Policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling the number shown below and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

     Bedford                   (800) 888-9723
     Sansom Street             (888) 261-4073


QUARTERLY PORTFOLIO SCHEDULES

     The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarter of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     As required by the 1940 Act, the Company's Board of Directors (the "Board"), including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered at a meeting of the Board held on May 24, 2007 (the "Meeting"). At this meeting, the Board approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from the Adviser mailed in advance of the meeting that addressed most, if not all, of the factors listed below. The Adviser also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser's services provided to the Portfolio; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) the Adviser's investment philosophies and processes; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser's current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) the Adviser's compliance procedures; (viii) the Adviser's financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolio; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report prepared by Lipper, Inc. ("Lipper") comparing the Fund's management fees and

                       ADDITIONAL INFORMATION (CONCLUDED)
                                   (UNAUDITED)



total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to that of its Lipper peer group; and (xi) a report comparing the performance of the Portfolio to the performance of its benchmark. No one factor was determinative in the Board's consideration of the Advisory Agreement.

     The Directors then met in executive session with counsel to discuss and consider information presented in connection with the continuation of the Advisory Agreement as well as the Directors' responsibilities and duties in approving the Advisory Agreement.

     The Directors reviewed and considered comparative fee and expense information prepared by Lipper in evaluating the fees payable by the Portfolio. The Directors considered that the Portfolio's gross fees were lower than those of the Lipper peer group median for both the Bedford Class and the Sansom Street Class. The Directors noted that the Portfolio's net advisory fees (after waivers) were less than those of the respective Lipper peer group medians for the Bedford Class and Sansom Street Class and compared favorably to the fees paid to BIMC for managing assets for other registered investment company clients (after waivers) with investment objectives similar to the Portfolio's investment objective. The Directors also considered the total expense ratios (after waivers) for the Portfolio's Bedford Class and Sansom Street Class, which were lower than the total expense ratio (after waivers) for the Lipper peer group medians. The Directors noted that the performance of each Class for the one, two, three, four and five-year periods ended March 31, 2007 exceeded the median performance of the Lipper peer group.

     The Directors then determined that the nature, extent and quality of services provided by BIMC in advising the Portfolio were satisfactory, the losses incurred by BIMC in providing the services were acceptable and the method BIMC uses to select brokers seemed reasonable.

     The Directors considered the effect of any economies of scale and noted that the presence of advisory fee waivers by BIMC benefited the Portfolio's shareholders. Further, the Board considered that breakpoints in the BIMC's contractual advisory fee would benefit investors if Portfolio assets were to increase.

     The Board of Directors considered the level of BIMC's and its affiliates' profits in respect of their relationship with the Portfolio, including the cost of services provided by BIMC. The consideration including a review of BIMC's and its affiliates' revenue and expense analysis in connection with the management of the Portfolio. The Board of Directors considered that, except for custody services provided by PFPC Trust Company, BIMC and its affiliates incurred an overall net operating loss in connection with the services provided to the Portfolio.

     The Board of Directors also took into account not only the fees payable by the Portfolio under the Advisory Agreement, but also potential benefits to BIMC, such as the engagement of affiliates of BIMC as service providers to the Portfolio, including for sub-administration, regulatory administration, transfer agency, distribution and custodial services.

     Based on all of the information presented to the Board and its consideration of relevant factors, the Board, and separately, the Independent Directors, concluded that the advisory fee structure was reasonable and determined that the Advisory Agreement be continued for another one year period, ending August 16, 2008.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                                 FUND MANAGEMENT
                                  (UNAUDITED)



     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                              TERM OF OFFICE                                  PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS       OVERSEEN BY          HELD BY
                                                                                                DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky            Director        1988 to present      Since 1969, Director and         16      Comcast Corporation;
Comcast Corporation                                               Vice Chairman, Comcast                   AMDOCS Limited (service
1500 Market Street,                                               Corporation (cable                       provider to
35th Floor                                                        television and                           telecommunications
Philadelphia, PA 19102                                            communications);                         companies)
DOB: 7/16/33                                                      Director, NDS Group PLC
                                                                  (provider of systems and
                                                                  applications for digital
                                                                  pay TV).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano         Director        Since 2006           Consultant, financial            16      Kalmar Pooled Investment
103 Bellevue Parkway                                              services organizations                   Trust (registered
Wilmington, DE 19809                                              from 1997 to present.                    investment company); WT
DOB: 3/7/43                                                                                                Mutual Fund (registered
                                                                                                           investment company);
                                                                                                           Independence Blue Cross;
                                                                                                           IntriCon Corporation
                                                                                                           (industrial furnaces and
                                                                                                           ovens); Commerce Bancorp,
                                                                                                           Inc.
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay             Director        1988 to present      Since 2000, Vice                 16      None
Fox Chase Cancer Center                                           President, Fox Chase
333 Cottman Avenue                                                Cancer Center (biomedical
Philadelphia, PA 19111                                            research and medical
DOB: 12/6/35                                                      care).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                           FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF OFFICE                                    PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)     FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS        OVERSEEN BY          HELD BY
                                                                                                 DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman           Chairman        2005 to present      Director, Gabelli                16         None
106 Pierrepont Street                                             Group Capital
Brooklyn, NY 11201           Director        1991 to present      Partners, L.P. (an
DOB: 5/21/48                                                      investment
                                                                  partnership) from
                                                                  2000 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent              Director        Since 2006           Dean and Professor               16         WT Mutual Fund
Villanova University                                              of Law, Villanova                           (registered
School of Law                                                     University School of                        investment
299 North Spring Mill Road                                        Law since July 1997.                        company); NYSE
Villanova, PA 19085                                                                                           Regulation, Inc.;
DOB: 4/28/51                                                                                                  Financial Industry
                                                                                                              Regulatory Authority
                                                                                                              (FINRA)
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg          Director        1991 to present      Since 1974,                      16         Moyco
Moyco Technologies, Inc.                                          Chairman, Director                          Technologies,
200 Commerce Drive                                                and President, Moyco                        Inc.
Montgomeryville, PA 18936                                         Technologies, Inc.
DOB: 3/24/34                                                      (manufacturer of
                                                                  precision coated and
                                                                  industrial
                                                                  abrasives). Since
                                                                  1999, Director,
                                                                  Pennsylvania
                                                                  Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere          Director        Since 2006           Member, New York                 16         Reich and Tang Group
300 East 57th Street                                              State Assembly                              (asset management);
New York, NY 10022                                                (1981-2004);                                The Sparx Japan
DOB: 3/28/41                                                      Founding Partner,                           Funds Group
                                                                  Straniere Law Firm                          (registered
                                                                  (1980 to date);                             investment company)
                                                                  Partner,
                                                                  Kanter-Davidoff (law
                                                                  firm) (2006 to
                                                                  date).
------------------------------------------------------------------------------------------------------------------------------------


* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                           FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF OFFICE                                    PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)     FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS        OVERSEEN BY          HELD BY
                                                                                                 DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky             Director        1991 to present      Since July 2002, Senior          16         Kensington Funds
Oppenheimer & Company, Inc.                                       Vice President and prior                    (registered
200 Park Avenue                                                   thereto, Executive Vice                     investment company)
New York, NY 10166                                                President of Oppenheimer
DOB: 4/16/38                                                      & Co., Inc., formerly
                                                                  Fahnestock & Co., Inc. (a
                                                                  registered
                                                                  broker-dealer). Since
                                                                  November 2004, Director of
                                                                  Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall           Director        2002 to present      Director of PFPC Inc.            16          Cornerstone Bank
103 Bellevue Parkway                                              from January 1987 to
Wilmington, DE 19809                                              April 2002, Chairman and
DOB: 9/25/38                                                      Chief Executive Officer
                                                                  of PFPC Inc. until April
                                                                  2002, Executive Vice
                                                                  President of PNC Bank,
                                                                  National Association from
                                                                  October 1981 to April
                                                                  2002, Director of PFPC
                                                                  International Ltd.
                                                                  (financial services) from
                                                                  August 1993 to April
                                                                  2002, Director of PFPC
                                                                  International (Cayman)
                                                                  Ltd. (financial services)
                                                                  from September 1996 to
                                                                  April 2002; Governor of
                                                                  the Investment Company
                                                                  Institute (investment
                                                                  company industry trade
                                                                  organization) from July
                                                                  1996 to January 2002;
                                                                  Director of PNC Asset
                                                                  Management, Inc.
                                                                  (investment advisory)
                                                                  from September 1994 to
                                                                  March 1998; Director of
                                                                  PNC National Bank from
                                                                  October 1995 to November
                                                                  1997; Director of Haydon
                                                                  Bolts, Inc. (bolt
                                                                  manufacturer) and Parkway
                                                                  Real Estate Company
                                                                  (subsidiary of Haydon
                                                                  Bolts, Inc.) since 1984;
                                                                  and Director of
                                                                  Cornerstone Bank since
                                                                  March 2004.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc., and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                           FUND MANAGEMENT (CONCLUDED)
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                              TERM OF OFFICE                                        PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND           TIME SERVED(1)       DURING PAST 5 YEARS             OVERSEEN BY         HELD BY
                                                                                                       DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach               President      1991 to present and        Certified Public Accountant;       N/A            N/A
103 Bellevue Parkway             and         1988 to present            Vice Chairman of the Board,
Wilmington, DE 19809          Treasurer                                 Fox Chase Cancer Center;
DOB: 6/29/24                                                            Trustee Emeritus, Pennsylvania
                                                                        School for the Deaf; Trustee
                                                                        Emeritus, Immaculata
                                                                        University; Managing General
                                                                        Partner, President since 2002,
                                                                        Treasurer since 1981 and Chief
                                                                        Compliance Officer since
                                                                        September 2004 of Chestnut
                                                                        Street Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Rogers               Secretary      2007 to present            Since 2005, Vice President and     N/A            N/A
301 Bellevue Parkway                                                    Counsel, PFPC Inc. (financial
2nd Floor                                                               services company); Associate,
Wilmington, DE 19809                                                    Stradley, Ronon, Stevens &
DOB: 7/28/74                                                            Young, LLC (law firm) from
                                                                        1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire,         Chief       Since 2004                 President, Vigilant                 N/A           N/A
CPA Vigilant Compliance       Compliance                                Compliance Services since
Services 186 Dundee            Officer                                  2004; Senior Legal
Drive, Suite 700                                                        Counsel, PFPC Inc. from
Williamstown, NJ 08094                                                  2002 to 2004; Chief Legal
DOB: 12/25/62                                                           Counsel, Corviant
                                                                        Corporation (Investment
                                                                        Adviser, Broker-Dealer
                                                                        and Service Provider to
                                                                        Investment Advisers and
                                                                        Separate Account
                                                                        Providers) from 2001 to
                                                                        2002.
------------------------------------------------------------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PFPC Inc.
101 Sabin Street
Pawtucket, RI 02866

PRINCIPAL UNDERWRITER
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103-3984

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

                                                                    SHAREBUILDER
                                                                  BEDFORD SHARES
                                               OF THE RBB MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

                       Managed by BlackRock Institutional Management Corporation






                                                                 SHAREBUILDER(R)




                                                                   ANNUAL REPORT

                                                                 August 31, 2007

                                                            www.sharebuilder.com

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                                 PRIVACY NOTICE
                                   (UNAUDITED)



The RBB Fund, Inc. MONEY MARKET PORTFOLIO (the "Portfolio") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o    Information about your transactions with the Portfolio.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Portfolio may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Portfolio considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 533-7719.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             FUND EXPENSE EXAMPLES
                                  (UNAUDITED)



As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2007 through August 31, 2007, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees that may be incurred by shareholders of other funds. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                      MONEY MARKET PORTFOLIO - BEDFORD CLASS
                                           -------------------------------------------------------
                                             BEGINNING              ENDING              EXPENSES PAID
                                           ACCOUNT VALUE         ACCOUNT VALUE             DURING
                                           MARCH 1, 2007        AUGUST 31, 2007            PERIOD*
                                        -----------------     ------------------     -----------------
    Actual                                   $1,000.00            $1,022.80                 $4.59
    Hypothetical (5% return before expenses)  1,000.00             1,020.61                  4.59

                                                  MONEY MARKET PORTFOLIO - SANSOM STREET CLASS
                                           -------------------------------------------------------
                                             BEGINNING              ENDING              EXPENSES PAID
                                           ACCOUNT VALUE         ACCOUNT VALUE             DURING
                                           MARCH 1, 2007        AUGUST 31, 2007            PERIOD*
                                        -----------------     ------------------     -----------------
    Actual                                   $1,000.00            $1,025.60                 $1.79
    Hypothetical (5% return before expenses)  1,000.00             1,023.42                  1.79


* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% for the Bedford Class shares and 0.35% for the Sansom Street Class shares, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days
     (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Portfolio's ending account value on the first line in each table is based on the actual six-month total return of 2.28% for the Bedford Class shares and 2.56% for the Sansom Street Class shares.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2007
                                   (UNAUDITED)


          SECURITY                                   % OF NET          FAIR
            TYPE                                     ASSETS           VALUE
          --------                                  ---------      ------------


 Short Term Investments:
   Commercial Paper ..............................    63.2%       $147,952,219
   Certificates of Deposit .......................    14.4          33,830,000
   Variable Rate Obligations .....................    12.5          29,315,798
   Repurchase Agreements .........................     7.1          16,642,000
   Master Notes ..................................     4.7          11,020,000
   Municipal Bonds ...............................     0.7           1,540,000
   Liabilities In Excess of Other Assets .........    (2.6)         (6,034,280)
                                                     -----        ------------
NET ASSETS -- 100.0% .............................   100.0%       $234,265,737
                                                     =====        ============

Portfolio holdings are subject to change at any time.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 2007



                                                 PAR               FAIR
                                                (000)             VALUE
                                               -------         ------------

CERTIFICATES OF DEPOSIT--14.4%
DOMESTIC CERTIFICATES OF DEPOSIT--3.0%
American Express Bank FSB5.
   500%, 11/21/07 ....................        $  5,000        $  5,000,000
Wachovia Bank NA
   5.320%, 02/06/08 ..................           2,100           2,100,000
                                                              ------------
                                                                 7,100,000
                                                              ------------
YANKEE DOLLAR CERTIFICATES OF DEPOSIT--11.4%
Banque Nationale de Paris, New York(a)
   5.270%, 10/03/07 ..................           1,880           1,880,000
   5.310%, 11/20/07 ..................           3,215           3,215,000
   5.325%, 11/30/07 ..................           2,950           2,950,000
Deutsche Bank AG, New York(a)
   5.385%, 03/11/08 ..................           2,600           2,600,000
Fortis Bank SA/NV, New York(a)
   5.300%, 02/11/08 ..................           2,990           2,990,000
HBOS Treasury Services PLC(a)
   5.270%, 10/03/07 ..................           2,095           2,095,000
Mizuho Corporate Bank, New York(a)
   5.530%, 09/21/07 ..................           5,000           5,000,000
   5.730%, 10/02/07 ..................           6,000           6,000,000
                                                              ------------
                                                                26,730,000
                                                              ------------
     TOTAL CERTIFICATES OF DEPOSIT
      (Cost $33,830,000) .............                          33,830,000
                                                              ------------
COMMERCIAL PAPER--63.2%
ASSET BACKED SECURITIES--24.6%
Amstel Funding Corp.
   5.250%, 10/22/07 ..................           1,480           1,468,993
   5.900%, 11/20/07 ..................          10,000           9,868,889
Beta Finance, Inc.
   5.250%, 10/22/07 ..................           1,500           1,488,844
Chariot Funding LLC
   5.800%, 11/26/07 ..................           1,000             986,144
Corporate Asset Funding Co. LLC
   5.250%, 10/04/07 ..................           5,000           4,975,937
Govco LLC
   5.730%, 11/15/07 ..................           2,000           1,976,125
Grampian Funding LLC
   5.185%, 11/19/07 ..................           4,000           3,954,487
Greyhawk Funding LLC
   5.280%, 10/02/07 ..................           1,100           1,094,999
K2 (USA) LLC
   5.260%, 10/05/07 ..................          10,000           9,950,322
Mont Blanc Capital Corp.
   5.260%, 10/09/07 ..................           5,000           4,972,239


                                                 PAR               FAIR
                                                (000)             VALUE
                                               -------         ------------
COMMERCIAL PAPER--(CONTINUED)
ASSET BACKED SECURITIES--(CONTINUED)
Newport Funding Corp.
   5.250%, 10/09/07 ..................        $  2,000        $  1,988,917
Nieuw Amsterdam Receivables Corp.
   5.150%, 09/27/07 ..................           5,000           4,981,403
Picaros Funding LLC
   5.260%, 10/16/07 ..................           5,000           4,967,125
Ranger Funding Company LLC
   6.050%, 09/24/07 ..................           5,000           4,980,674
                                                              ------------
                                                                57,655,098
                                                              ------------
BANKS--29.0%
Allied Irish Banks North America, Inc.
   5.250%, 09/19/07 ..................          10,000           9,973,750
Banco Santander Puerto Rico(b)
   5.600%, 09/20/07 ..................           5,000           4,985,222
Bank of America Corp.
   5.170%, 09/05/07 ..................           3,000           2,998,277
Danske Corp.
   5.240%, 09/05/07 ..................           2,000           1,998,836
Dexia Delaware LLC
   5.250%, 09/18/07 ..................           9,924           9,899,397
Dresdner U.S. Finance, Inc.
   5.230%, 09/04/07 ..................           7,000           6,996,949
HBOS Treasury Services PLC(b)
   5.250%, 10/17/07 ..................           1,500           1,489,938
Northern Rock PLC
   5.260%, 09/26/07 ..................           2,500           2,490,868
Societe Generale North America
   5.130%, 02/05/08 ..................           6,000           5,865,765
   5.165%, 02/08/08 ..................           3,000           2,931,133
St. George Bank Ltd.(b)
   5.245%, 09/04/07 ..................           7,000           6,996,940
Swedbank Mortgage AB(b)
   5.250%, 10/12/07 ..................          10,000           9,940,208
UBS Finance Delaware LLC
   5.255%, 09/06/07 ..................           1,300           1,299,051
                                                              ------------
                                                                67,866,334
                                                              ------------
FINANCE SERVICES--5.4%
General Electric Capital Corp.
   5.240%, 10/19/07 ..................           5,000           4,965,067
Greenwich Capital Holdings, Inc.
   5.450%, 11/15/07 ..................           3,000           2,965,937
Irish Life and Permanent PLC
   5.250%, 10/03/07 ..................           4,600           4,578,533
                                                              ------------
                                                                12,509,537
                                                              ------------


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONCLUDED)
                                AUGUST 31, 2007


                                                 PAR               FAIR
                                                (000)             VALUE
                                               -------         ------------
COMMERCIAL PAPER--(CONTINUED)
INSURANCE--4.2%
Aegon Funding Corp.
   5.250%, 10/25/07 ..................          $10,000       $  9,921,250
                                                              ------------
     TOTAL COMMERCIAL PAPER
       (Cost $147,952,219) ...........                         147,952,219
                                                              ------------
MUNICIPAL BONDS--0.7%
PENNSYLVANIA--0.7%
Franklin County IDR
   (Manufacturers & Traders LOC)(c)
   5.610%, 09/07/07 ..................           1,540           1,540,000
                                                              ------------
     TOTAL MUNICIPAL BONDS
       (Cost $1,540,000) .............                           1,540,000
                                                              ------------
VARIABLE RATE OBLIGATIONS--12.5%
ASSET BACKED SECURITIES--0.9%
Cullinan Finance Corp.(c)(d)
   5.485%, 09/25/07 ..................           1,115           1,114,909
Racers Trust 2004-6 MM(c)(d)
   5.551%, 09/24/07 ..................           1,000           1,000,000
                                                              ------------
                                                                 2,114,909
                                                              ------------
BANKS--9.5%
Bank of Nova Scotia(c)
   5.273%, 09/04/07 ..................           2,200           2,199,265
Commonwealth Bank of Australia(b)(c)
   5.358%, 10/31/07 ..................          10,000          10,001,624
HBOS Treasury Services PLC(b)(c)(d)
   5.430%, 09/24/07 ..................           8,000           8,000,000
Westpac Banking Corp. New York(b)(c)
   5.420%, 09/11/07 ..................           2,000           2,000,000
                                                              ------------
                                                                22,200,889
                                                              ------------
LIFE INSURANCE--2.1%
MetLife Global Funding I(c)(d)
   5.615%, 09/28/07 ..................           5,000           5,000,000
                                                              ------------
     TOTAL VARIABLE RATE OBLIGATIONS
        (Cost $29,315,798) ...........                          29,315,798
                                                              ------------
MASTER NOTES--4.7%
Bank of America Securities LLC(c)
   5.435%, 09/04/07 ..................           4,000           4,000,000
Morgan Stanley Mortgage
   Capital, Inc.(c)
   5.545%, 09/04/07 ..................           7,020           7,020,000
                                                              ------------
     TOTAL MASTER NOTES
       (Cost $11,020,000) ............                          11,020,000
                                                              ------------


                                                 PAR               FAIR
                                                (000)             VALUE
                                               -------         ------------
REPURCHASE AGREEMENTS--7.1%
Deutsche Bank Securities, Inc.
   (Tri-Party Agreement dated
   08/31/07 to be repurchased
   at $16,651,800 collateralized
   by $17,020,000 Federal Home
   Loan Bank, 5.33%, due
   07/16/08, Market Value of
   the collateral is $17,144,118)
   5.300%, 09/04/07 ..................         $16,642        $ 16,642,000
                                                              ------------
     TOTAL REPURCHASE AGREEMENTS
       (Cost $16,642,000)                                       16,642,000
                                                              ------------
TOTAL INVESTMENTS AT FAIR VALUE--102.6%
   (Cost $240,300,017*) ..............                         240,300,017
                                                              ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(2.6)% ..............                          (6,034,280)
                                                              ------------
NET ASSETS (APPLICABLE TO 218,918,308
   BEDFORD SHARES AND 15,354,093
   SANSOM STREET SHARES)--100.0% .....                        $234,265,737
                                                              ============


* Aggregate cost is the same for financial reporting and federal tax purposes.
(a) Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.
(b)  U.S. dollar denominated security issued by foreign domiciled entity.
(c) Variable Rate Obligations -- The interest rate shown is the rate as of August 31, 2007 and the maturity date shown is the next interest rate readjustment date or the maturity date.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

INVESTMENT ABBREVIATIONS
IDR      Industrial Development Revenue
LOC      Letter of Credit


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 2007



ASSETS
Investments, at fair value (cost $223,658,017) .......           $223,658,017
Repurchase agreements at cost ........................             16,642,000
Cash .................................................                    541
Interest receivable ..................................                472,795
Prepaid expenses and other assets ....................                 24,886
                                                                 ------------
        Total assets .................................            240,798,239
                                                                 ------------
LIABILITIES
Payables for:
   Investments purchased .............................              6,000,000
   Dividends .........................................                329,031
   Distribution fees .................................                112,872
   Advisory fees .....................................                 30,450
   Directors' and officers' fees .....................                  7,653
   Transfer agent fees ...............................                  4,033
   Custodian fees ....................................                  3,003
   Administration and accounting fees ................                  2,266
   Service organization fees .........................                     88
Accrued expenses and other liabilities ...............                 43,106
                                                                 ------------
        Total liabilities ............................              6,532,502
                                                                 ------------
NET ASSETS ...........................................           $234,265,737
                                                                 ============
NET ASSETS CONSISTED OF:
Paid-in capital ......................................           $234,272,400
Undistributed net investment income ..................                    831
Accumulated net realized loss from investments .......                 (7,494)
                                                                 ------------
NET ASSETS ...........................................           $234,265,737
                                                                 ============
NET ASSET VALUE, Offering and Redemption Price
Per Bedford Share ($218,913,906/218,918,308) .........                  $1.00
                                                                 ============
NET ASSET VALUE, Offering and Redemption Price
Per Sansom Street Share ($15,351,831/15,354,093) .....                  $1.00
                                                                 ============


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2007



Investment Income
   Interest ...............................................     $11,358,909
                                                                -----------
Expenses
   Distribution fees(1) ...................................       1,246,103
   Investment advisory and administration fees ............         951,482
   Registration and filing fees ...........................          78,852
   Printing and shareholder reporting fees ................          60,417
   Custodian fees .........................................          55,483
   Directors' and Officers' fees ..........................          48,739
   Transfer agent fees ....................................          33,800
   Regulatory administration fees .........................          28,317
   Professional fees ......................................          57,556
   Insurance fees .........................................          23,175
   Service organization fees (Sansom Class) ...............             963
   Other expenses                                                    13,200
                                                                -----------
        Total expenses ....................................       2,598,087
   Less fees waived .......................................        (805,508)
                                                                -----------
        Net total expenses ................................       1,792,579
                                                                -----------
Net investment income .....................................       9,566,330
Realized loss on investments ..............................          (1,885)
                                                                -----------
Net increase in net assets resulting from operations ......     $ 9,564,445
                                                                ===========

(1)  See Note 2 in Notes to Financial Statements.


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                FOR THE           FOR THE
                                                                              YEAR ENDED        YEAR ENDED
                                                                           AUGUST 31, 2007    AUGUST 31, 2006
                                                                          -----------------  -----------------
Increase (decrease) in net assets:
Operations:
  Net investment income ..........................................          $  9,566,330      $  9,453,852
  Net realized loss on investments ...............................                (1,885)           (1,104)
                                                                            ------------      ------------
  Net increase in net assets resulting from operations ...........             9,564,445         9,452,748
                                                                            ------------      ------------
Dividends to shareholders fromNet investment income:
    Bedford shares ...............................................            (8,491,001)       (5,087,205)
    Sansom Street shares .........................................            (1,075,329)       (4,366,647)
                                                                            ------------      ------------
    Total dividends to shareholders ..............................            (9,566,330)       (9,453,852)
                                                                            ------------      ------------
Net capital share transactions (See Note 3) ......................            68,085,811       (30,616,253)
                                                                            ------------      ------------
Total increase/(decrease) in net assets ..........................            68,083,926       (30,617,357)
Net Assets:
  Beginning of year ..............................................           166,181,811       196,799,168
                                                                            ------------      ------------
  End of year ....................................................          $234,265,737      $166,181,811
                                                                            ============      ============
Undistributed net investment income, end of year .................          $        831      $         --
                                                                            ============      ============


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                                              THE BEDFORD CLASS
                                             ---------------------------------------------------------------------------------------
                                                   FOR THE          FOR THE         FOR THE         FOR THE           FOR THE
                                                    YEAR             YEAR            YEAR            YEAR              YEAR
                                                    ENDED           ENDED            ENDED           ENDED             ENDED
                                                  AUGUST 31,      AUGUST 31,       AUGUST 31,      AUGUST 31,         AUGUST 31,
                                                    2007             2006             2005            2004              2003
                                             ---------------------------------------------------------------------------------------
Net asset value, beginning of year ..........      $   1.00       $   1.00         $   1.00        $   1.00             $  1.00
                                                   --------       --------         --------        --------             -------
Income from investment operations:
   Net investment income ....................        0.0447         0.0388           0.0162          0.0025              0.0046
   Net gains (losses) on securities .........            --(b)          --(b)            --(b)           --(b)           0.0005
                                                   --------       --------         --------        --------             -------
     Total net income from investment
       operations ...........................        0.0447         0.0388           0.0162          0.0025              0.0051
                                                   --------       --------         --------        --------             -------
Less dividends and distributions:
   Dividends (from net investment income) ...       (0.0447)       (0.0388)         (0.0162)        (0.0025)            (0.0046)
   Distributions (from capital gains) .......            --             --               --              --             (0.0005)
                                                   --------       --------         --------        --------             -------
     Total dividends and distributions ......       (0.0447)       (0.0388)         (0.0162)        (0.0025)            (0.0051)
                                                   --------       --------         --------        --------             -------
Net asset value, end of year ................      $   1.00       $   1.00         $   1.00        $   1.00             $  1.00
                                                   ========       ========         ========        ========             =======
   Total Return .............................          4.56%          3.95%            1.63%           0.25%               0.53%

Ratios/Supplemental Data
   Net assets, end of year
     (000's omitted) ........................      $218,914       $150,657         $109,495        $ 72,001             $80,406
   Ratios of expenses to average
      net assets(a) .........................          0.90%          0.85%            0.97%           0.94%               0.98%
   Ratios of net investment income to
      average net assets ....................          4.47%          3.81%            1.68%           0.24%               0.46%

(a) Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.29%, 1.34%, 1.23%, 1.34% and 1.30% for the years ended August 31, 2007, 2006, 2005, 2004 and
     2003, respectively.

(b)  Amount is less than ($0.0005) per share.



                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                        FINANCIAL HIGHLIGHTS (CONCLUDED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                                          THE SANSOM STREET CLASS
                                             ---------------------------------------------------------------------------------------
                                                   FOR THE          FOR THE         FOR THE         FOR THE           FOR THE
                                                    YEAR             YEAR            YEAR            YEAR              YEAR
                                                    ENDED           ENDED            ENDED           ENDED             ENDED
                                                  AUGUST 31,      AUGUST 31,       AUGUST 31,      AUGUST 31,         AUGUST 31,
                                                    2007             2006             2005            2004              2003
                                             ---------------------------------------------------------------------------------------
Net asset value, beginning of year ..........      $   1.00       $   1.00         $   1.00        $   1.00            $   1.00
                                                   --------       --------         --------        --------            --------
Income from investment operations:
   Net investment income ....................        0.0502         0.0434           0.0239          0.0100              0.0114
   Net gains (losses) on securities .........            --(b)          --(b)            --(b)          --(b)            0.0005
                                                   --------       --------         --------        --------            --------
     Total net income from investment
       operations ...........................        0.0502         0.0434           0.0239           0.0100             0.0119
                                                   --------       --------         --------        --------            --------
Less dividends and distributions:
   Dividends (from net investment income) ...       (0.0502)       (0.0434)         (0.0239)        (0.0100)            (0.0114)
   Distributions (from capital gains) .......            --             --               --              --             (0.0005)
                                                   --------       --------         --------        --------            --------
     Total dividends and distributions ......       (0.0502)       (0.0434)         (0.0239)        (0.0100)            (0.0119)
                                                   --------       --------         --------        --------            --------
Net asset value, end of year ................      $   1.00       $   1.00         $   1.00        $   1.00            $   1.00
                                                   ========       ========         ========        ========            ========
     Total Return ...........................          5.14%          4.42%            2.41%           1.00%               1.21%

Ratios/Supplemental Data
   Net assets, end of year (000's omitted) ..      $ 15,352       $ 15,525         $ 87,304        $141,372            $198,373
   Ratios of expenses to average
      net assets(a) .........................          0.35%          0.26%            0.20%           0.20%               0.30%
   Ratios of net investment income to
      average net assets ....................          5.02%          4.25%            2.39%           0.98%               1.14%


(a) Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Sansom Street Class of the Money Market Portfolio would have been 0.69%, 0.67%, 0.67%, 0.59% and 0.57% for the years ended August 31, 2007, 2006, 2005,
     2004 and 2003, respectively.

(b)  Amount is less than ($0.0005) per share.


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 2007



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Money Market Portfolio ("Portfolio"), which comprise the RBB family of funds.

     RBB has authorized capital of one hundred billion shares of common stock of which 77.873 billion shares are currently classified into one hundred and eighteen classes of common stock. The Portfolio has issued shares with a par value of $0.001. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families."

     SECURITY VALUATION -- Securities held in the Portfolio are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant accretion of discount or amortization of premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to ensure that cost continues to approximate market value and to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain net asset value per share at $1.00.

     SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued when earned. Certain expenses, such as distribution, transfer agency and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all portfolios within the Company (such as director or professional fees) are charged to all portfolios in proportion to their average net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily, recorded on the ex-date and paid monthly. All dividends from net investment income are taxed as ordinary income. Any net realized capital gains are distributed at least annually. Income subject to dividends and capital gain subject to distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     FEDERAL INCOME TAXES -- No provision is made for federal income taxes. It is the Company's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2007



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed-upon date and price. The seller will be required on a daily basis to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. If the value of the collateral falls below 102% of the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next Portfolio business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Portfolio has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller. The agreements are conditioned upon the collateral being deposited under the Federal Reserve Book Entry System or with the Portfoliocustodian or a third party sub-custodian.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER -- In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is dependent on claims that may be made against the Portfolio in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory and Administration Agreement, BlackRock Institutional Management Corp. (the "Adviser" or "BIMC"), an indirect subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and administrator for the Portfolio. BIMC and PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., entered into a Delegation Agreement on behalf of the Portfolio, wherein PFPC has agreed to perform administration and accounting services for an annual fee of 0.10% of the average net assets of the Portfolio, paid out of the fee paid to BIMC.

     For its advisory services, BIMC is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average daily net assets:

                                  ANNUAL RATE
                 ------------------------------------------------
                 0.45% of first $250 million of net assets; 0.40% of next $250 million of net assets; and 0.35% of net assets in excess of $500 million.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2007



2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     BIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee for the Portfolio. For each class of shares within the Portfolio, the net advisory fee charged to each class is the same on a relative basis. For the year ended August 31, 2007, advisory fees and waivers for the investment portfolio were as follows:

                           GROSS                                     NET
                         ADVISORY                                  ADVISORY
                            FEE               WAIVER                 FEE
                      --------------       --------------       --------------
                         $951,482            $(710,449)           $241,033

     As of August 31, 2007, the Portfolio owed BIMC $30,450 in advisory fees.

     BIMC may voluntarily waive and/or reimburse a portion of its fees. PFPC may also voluntarily waive a portion of its fees and/or reimburse expenses.

     The Portfolio will not pay BIMC or PFPC at a later time for any amounts waived or assumed.

     For providing regulatory administration services to RBB, PFPC is entitled to receive compensation as agreed to by the Company and PFPC. This fee is allocated to each portfolio in proportion to their net assets. The Portfolio's portion of this fee for the year ended August 31, 2007 was $28,317.

     PFPC serves as the transfer and dividend disbursing agent for each class. Both PFPC Trust Company and PFPC are wholly-owned subsidiaries of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. For providing transfer agent services, PFPC is entitled to receive fees from the Portfolio. PFPC may, at its discretion, voluntarily waive all or any portion of its transfer agency fee for any class of shares. For the year ended August 31, 2007, transfer agency fees for the Portfolio were $33,800.

     PFPC Trust Company provides certain custodial services to the Portfolio. As compensation for such custodial services, PFPC Trust Company is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average gross assets:

                                  ANNUAL RATE
                 ------------------------------------------------
                 0.025% of first $50 million of gross assets; 0.020% of next $50 million of gross assets; 0.015% of gross assets in excess of $100 million.

     The Portfolio, on behalf of each class of shares of the Portfolio, has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The Portfolio has entered into a Distribution Agreement with PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2007



2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     The Plans provide for each class to make monthly payments, based on average net assets, to PFPC Distributors of up to 0.65% on an annualized basis for the Bedford Class and up to 0.05% on an annualized basis for the Sansom Street Class. For the year ended August 31, 2007, distribution fees paid to PFPC Distributors for each class were as follows:

                                            GROSS                                   NET
                                        DISTRIBUTION                            DISTRIBUTION
                                             FEE                WAIVER              FEE
                                       --------------       --------------      -------------
      Bedford Class                      $1,235,394           $ (95,059)        $  1,140,335
      Sansom Street Class                    10,709                  --               10,709
                                         ----------           ---------         ------------
      Total Money Market Portfolio       $1,246,103           $ (95,059)        $  1,151,044
                                         ==========           =========         ============

     The Portfolio has entered into service agreements with banks affiliated with PNC who render support services to customers who are the beneficial owners of the Sansom Street Class in consideration of the payment of 0.10% of the daily net asset value of such shares. For the year ended August 31, 2007, service organization fees were $963 for the Portfolio.

     As of August 31, 2007, the Portfolio owed PFPC and its affiliates $122,262 for their services.

3. CAPITAL SHARES

     Transactions in capital shares (at $1 per capital share) for each year were as follows:

                                                                        BEDFORD CLASS
                                                            -------------------------------------
                                                                 FOR THE            FOR THE
                                                               YEAR ENDED          YEAR ENDED
                                                             AUGUST 31, 2007     AUGUST 31, 2006
                                                            ----------------   -----------------
                                                                  VALUE               VALUE
                                                            ----------------   -----------------
     Shares sold                                             $  540,563,896      $  506,580,146
     Shares issued on reinvestment of dividends                   8,204,137           5,326,071
     Shares repurchased                                        (480,513,295)       (470,739,390)
                                                             --------------      --------------
     Net Increase                                            $   68,254,738      $   41,166,827
                                                             --------------      --------------
     Bedford Shares authorized                                1,500,000,000       1,500,000,000
                                                             ==============      ==============

                                                                     SANSOM STREET CLASS
                                                            -------------------------------------
                                                                 FOR THE            FOR THE
                                                               YEAR ENDED          YEAR ENDED
                                                             AUGUST 31, 2007     AUGUST 31, 2006
                                                            ----------------   -----------------
                                                                  VALUE               VALUE
                                                            ----------------   -----------------
     Shares sold                                             $  207,692,244      $1,554,920,729
     Shares issued on reinvestment of dividends                     136,709             146,903
     Shares repurchased                                        (207,997,880)     (1,626,850,712)
                                                             --------------      --------------
     Net Decrease                                            $     (168,927)     $  (71,783,080)
                                                             --------------      --------------
     Sansom Street Shares authorized                          1,500,000,000       1,500,000,000
                                                             ==============      ==============

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                AUGUST 31, 2007


4. FEDERAL INCOME TAX INFORMATION

     In order to present  undistributed  net  investment  income,  the Portfolio
reclassed   $831  from   accumulated   net  realized  loss  on   investments  to
undistributed net investment income.

     For federal income tax purposes, realized capital losses may be carried forward and applied against future realized gains. At August 31, 2007, the Portfolio had capital loss carryforwards of $5,533 of which $3,587 will expire on August 31, 2013, $917 will expire on August 31, 2014 and $1,029 will expire on August 31, 2015.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2007 the Portfolio incurred post-October capital losses of $1,961.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains are reported as ordinary income for federal tax purposes. Dividends paid from net investment income and short-term capital gains are treated as ordinary income distributions for federal tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                                 ORDINARY          LONG-TERM
                                                  INCOME             GAINS
                                              --------------   -----------------
                  2007                          $9,566,330            $ --
                  2006                           9,453,852              --

     As of August 31, 2007, the Portfolio had $329,862 of undistributed ordinary income for federal tax purposes.

5. NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109." FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management has evaluated the impact of FIN 48 and has determined it will have no impact on the financial statements.

     In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Although we are still in the process of evaluating the impact, if any, upon the adoption of the standard, we believe there will be no material impact other than enhanced disclosures.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the  Shareholders of Money Market Portfolio and
Board of Directors of The RBB Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Money Market Portfolio, one of the portfolios constituting The RBB Fund, Inc. (the "Portfolio"), as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Money Market Portfolio for the year ended August 31, 2003 were audited by other auditors whose report, dated October 27, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of The RBB Fund, Inc. as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP


Philadelphia, Pennsylvania
October 21, 2007

                             ADDITIONAL INFORMATION
                                   (UNAUDITED)



PROXY VOTING

     Policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling the number shown below and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

     Bedford           (800) 888-9723

QUARTERLY PORTFOLIO SCHEDULES

     The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarter of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     As required by the 1940 Act, the Company's Board of Directors (the "Board"), including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered at a meeting of the Board held on May 24, 2007 (the "Meeting"). At this meeting, the Board approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from the Adviser mailed in advance of the meeting that addressed most, if not all, of the factors listed below. The Adviser also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser's services provided to the Portfolio; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) the Adviser's investment philosophies and processes; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser's current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) the Adviser's compliance procedures; (viii) the Adviser's financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolio; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report prepared by Lipper, Inc. ("Lipper") comparing the Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to that of its

                       ADDITIONAL INFORMATION (CONCLUDED)
                                   (UNAUDITED)



Lipper peer group; and (xi) a report comparing the performance of the Portfolio to the performance of its benchmark. No one factor was determinative in the Board's consideration of the Advisory Agreement.

     The Directors then met in executive session with counsel to discuss and consider information presented in connection with the continuation of the Advisory Agreement as well as the Directors' responsibilities and duties in approving the Advisory Agreement.

     The Directors reviewed and considered comparative fee and expense information prepared by Lipper in evaluating the fees payable by the Portfolio. The Directors considered that the Portfolio's gross fees were lower than those of the Lipper peer group median for both the Bedford Class and the Sansom Street Class. The Directors noted that the Portfolio's net advisory fees (after waivers) were less than those of the respective Lipper peer group medians for the Bedford Class and Sansom Street Class and compared favorably to the fees paid to BIMC for managing assets for other registered investment company clients (after waivers) with investment objectives similar to the Portfolio's investment objective. The Directors also considered the total expense ratios (after waivers) for the Portfolio's Bedford Class and Sansom Street Class, which were lower than the total expense ratio (after waivers) for the Lipper peer group medians. The Directors noted that the performance of each Class for the one, two, three, four and five-year periods ended March 31, 2007 exceeded the median performance of the Lipper peer group.

     The Directors then determined that the nature, extent and quality of services provided by BIMC in advising the Portfolio were satisfactory, the losses incurred by BIMC in providing the services were acceptable and the method BIMC uses to select brokers seemed reasonable.

     The Directors considered the effect of any economies of scale and noted that the presence of advisory fee waivers by BIMC benefited the Portfolio's shareholders. Further, the Board considered that breakpoints in the BIMC's contractual advisory fee would benefit investors if Portfolio assets were to increase.

     The Board of Directors considered the level of BIMC's and its affiliates' profits in respect of their relationship with the Portfolio, including the cost of services provided by BIMC. The consideration including a review of BIMC's and its affiliates' revenue and expense analysis in connection with the management of the Portfolio. The Board of Directors considered that, except for custody services provided by PFPC Trust Company, BIMC and its affiliates incurred an overall net operating loss in connection with the services provided to the Portfolio.

     The Board of Directors also took into account not only the fees payable by the Portfolio under the Advisory Agreement, but also potential benefits to BIMC, such as the engagement of affiliates of BIMC as service providers to the Portfolio, including for sub-administration, regulatory administration, transfer agency, distribution and custodial services.

     Based on all of the information presented to the Board and its consideration of relevant factors, the Board, and separately, the Independent Directors, concluded that the advisory fee structure was reasonable and determined that the Advisory Agreement be continued for another one year period, ending August 16, 2008.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                                FUND MANAGEMENT
                                  (UNAUDITED)



     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                              TERM OF OFFICE                                  PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS       OVERSEEN BY          HELD BY
                                                                                                DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky            Director        1988 to present      Since 1969, Director             16      Comcast Corporation;
Comcast Corporation                                               and Vice Chairman,                       AMDOCS Limited
1500 Market Street,                                               Comcast Corporation                      (service provider to
35th Floor                                                        (cable television                        telecommunications
Philadelphia, PA 19102                                            and communications);                     companies)
DOB: 7/16/33                                                      Director, NDS Group
                                                                  PLC (provider of
                                                                  systems and
                                                                  applications for
                                                                  digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano         Director        Since 2006           Consultant,                      16      Kalmar Pooled
103 Bellevue Parkway                                              financial services                       Investment Trust
Wilmington, DE 19809                                              organizations from                       (registered
DOB: 3/7/43                                                       1997 to present.                         investment company);
                                                                                                           WT Mutual Fund
                                                                                                           (registered
                                                                                                           investment company);
                                                                                                           Independence Blue
                                                                                                           Cross; IntriCon
                                                                                                           Corporation
                                                                                                           (industrial furnaces
                                                                                                           and ovens); Commerce
                                                                                                           Bancorp, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay             Director        1988 to present      Since 2000, Vice                 16      None
Fox Chase Cancer Center                                           President, Fox Chase
333 Cottman Avenue                                                Cancer Center
Philadelphia, PA 19111                                            (biomedical research
DOB: 12/6/35                                                      and medical care).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                          FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                              TERM OF OFFICE                                  PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS       OVERSEEN BY          HELD BY
                                                                                                DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman           Chairman        2005 to present      Director, Gabelli                16      None
106 Pierrepont Street                                             Group Capital
Brooklyn, NY 11201           Director        1991 to present      Partners, L.P. (an
DOB: 5/21/48                                                      investment
                                                                  partnership) from
                                                                  2000 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent              Director        Since 2006           Dean and Professor               16      WT Mutual Fund
Villanova University                                              of Law, Villanova                        (registered
School of Law                                                     University School of                     investment company);
299 North Spring Mill Road                                        Law since July 1997.                     NYSE Regulation,
Villanova, PA 19085                                                                                        Inc.; Financial
DOB: 4/28/51                                                                                               Industry Regulatory
                                                                                                           Authority (FINRA)
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg          Director        1991 to present      Since 1974,                      16      Moyco Technologies,
Moyco Technologies, Inc.                                          Chairman, Director                       Inc.
200 Commerce Drive                                                and President, Moyco
Montgomeryville, PA  18936                                        Technologies, Inc.
DOB: 3/24/34                                                      (manufacturer of
                                                                  precision coated and
                                                                  industrial
                                                                  abrasives). Since
                                                                  1999, Director,
                                                                  Pennsylvania
                                                                  Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
 Robert A. Straniere         Director        Since 2006           Member, New York                 16      Reich and Tang Group
 300 East 57th Street                                             State Assembly                           (asset management);
 New York, NY  10022                                              (1981-2004);                             The Sparx Japan
 DOB: 3/28/41                                                     Founding Partner,                        Funds Group
                                                                  Straniere Law Firm                       (registered
                                                                  (1980 to date);                          investment company)
                                                                  Partner,
                                                                  Kanter-Davidoff (law
                                                                  firm) (2006 to
                                                                  date).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns `or is removed.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                          FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                              TERM OF OFFICE                                  PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS       OVERSEEN BY          HELD BY
                                                                                                DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky             Director        1991 to present      Since July 2002,                 16      Kensington Funds
Oppenheimer &                                                     Senior Vice                              (registered
Company, Inc.                                                     President and prior                      investment company)
200 Park Avenue                                                   thereto, Executive
New York, NY 10166                                                Vice President of
DOB: 4/16/38                                                      Oppenheimer & Co.,
                                                                  Inc., formerly
                                                                  Fahnestock & Co.,
                                                                  Inc. (a registered
                                                                  broker-dealer).
                                                                  Since November 2004,
                                                                  Director of
                                                                  Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall           Director        2002 to present      Director of PFPC Inc.            16      Cornerstone Bank
103 Bellevue Parkway                                              from January 1987 to
Wilmington, DE 19809                                              April 2002, Chairman and
DOB: 9/25/38                                                      Chief Executive Officer
                                                                  of PFPC Inc. until April
                                                                  2002, Executive Vice
                                                                  President of PNC Bank,
                                                                  National Association from
                                                                  October 1981 to April
                                                                  2002, Director of PFPC
                                                                  International Ltd.
                                                                  (financial services) from
                                                                  August 1993 to April
                                                                  2002, Director of PFPC
                                                                  International (Cayman)
                                                                  Ltd. (financial services)
                                                                  from September 1996 to
                                                                  April 2002; Governor of
                                                                  the Investment Company
                                                                  Institute (investment
                                                                  company industry trade
                                                                  organization) from July
                                                                  1996 to January 2002;
                                                                  Director of PNC Asset
                                                                  Management, Inc.
                                                                  (investment advisory)
                                                                  from September 1994 to
                                                                  March 1998; Director of
                                                                  PNC National Bank from
                                                                  October 1995 to November
                                                                  1997; Director of Haydon
                                                                  Bolts, Inc. (bolt
                                                                  manufacturer) and Parkway
                                                                  Real Estate Company
                                                                  (subsidiary of Haydon
                                                                  Bolts, Inc.) since 1984;
                                                                  and Director of
                                                                  Cornerstone Bank since
                                                                  March 2004.
------------------------------------------------------------------------------------------------------------------------------------


* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation; the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.; and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                          FUND MANAGEMENT (CONCLUDED)
                                  (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF OFFICE                                    PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)     FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND           TIME SERVED          DURING PAST 5 YEARS        OVERSEEN BY          HELD BY
                                                                                                 DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach             President        1991 to present and   Certified Public                 N/A                N/A
103 Bellevue Parkway           and           1988 to present       Accountant; Vice Chairman
Wilmington, DE  19809       Treasurer                              of the Board, Fox Chase
DOB: 6/29/24                                                       Cancer Center; Trustee
                                                                   Emeritus, Pennsylvania
                                                                   School for the Deaf;
                                                                   Trustee Emeritus,
                                                                   Immaculata University;
                                                                   Managing General Partner,
                                                                   President since 2002,
                                                                   Treasurer since 1981 and
                                                                   Chief Compliance Officer
                                                                   since September 2004 of
                                                                   Chestnut Street Exchange
                                                                   Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Rogers             Secretary        2007 to present       Since 2005, Vice President       N/A                N/A
301 Bellevue Parkway                                               and Counsel, PFPC Inc.
2nd Floor                                                          (financial services
Wilmington, DE 19809                                               company); Associate,
DOB: 7/28/74                                                       Stradley, Ronon, Stevens &
                                                                   Young, LLC (law firm) from
                                                                   1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia,             Chief            Since 2004            President, Vigilant              N/A                N/A
Esquire, CPA                Compliance                             Compliance Services since
Vigilant Compliance         Officer                                2004; Senior Legal Counsel,
Services                                                           PFPC Inc. from 2002 to
186 Dundee Drive,                                                  2004; Chief Legal Counsel,
Suite 700                                                          Corviant Corporation
Williamstown, NJ 08094                                             (Investment Adviser,
DOB: 12/25/62                                                      Broker-Dealer and Service
                                                                   Provider to Investment
                                                                   Advisers and Separate
                                                                   Account Providers) from
                                                                   2001 to 2002.
------------------------------------------------------------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

CUSTOMER CARE
For questions regarding your ShareBuilder account please call 1-800-SHRBLDR (1-800-747-2537) or visit ShareBuilder online at ShareBuilder.com. Please be aware that ShareBuilder Customer Care Agents are not able to place a trade for you over the phone, open your account over the phone, or provide any type of financial advice or recommendations.


WRITTEN CORRESPONDENCE
Post Office Address:      ShareBuilder - Bedford Shares of The RBB Money Market
                          Portfolio
                          c/o Sharebuilder Securities Corporation
                          PO Box 1728
                          Bellevue, WA 98009


Street Address:           ShareBuilder - Bedford Shares of The RBB Money Market
                          Portfolio
                          c/o Sharebuilder Securities Corporation
                          1445 - 120th Avenue Northeast
                          Bellevue, WA 98005

--------------------------------------------------------------------------------






INVESTMENT COMPANY ACT FILE NO. 811-05518

================================================================================


                                   THE SANSOM
                                     STREET
                                     CLASS

                                       OF
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO


                                 Annual Report
                                August 31, 2007




 This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.
================================================================================

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                                 PRIVACY NOTICE
                                   (UNAUDITED)


The RBB Fund, Inc. MONEY MARKET PORTFOLIO (the "Portfolio") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o  Information about your transactions with the Portfolio.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Portfolio may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Portfolio considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 533-7719.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                        FUND EXPENSE EXAMPLES(UNAUDITED)


As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2007 through August 31, 2007, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees that may be incurred by shareholders of other funds. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                                                                 MONEY MARKET PORTFOLIO - BEDFORD CLASS
                                                   --------------------------------------------------------------
                                                      BEGINNING              ENDING                 EXPENSES PAID
                                                    ACCOUNT VALUE         ACCOUNT VALUE                DURING
                                                    MARCH 1, 2007        AUGUST 31, 2007               PERIOD*
                                                   --------------        ---------------            -------------
         Actual                                       $1,000.00             $1,022.80                   $4.59
         Hypothetical (5% return before expenses)      1,000.00              1,020.61                    4.59


                                                        MONEY MARKET PORTFOLIO - SANSOM STREET CLASS
                                                   --------------------------------------------------------------
                                                      BEGINNING              ENDING                 EXPENSES PAID
                                                    ACCOUNT VALUE         ACCOUNT VALUE                DURING
                                                    MARCH 1, 2007        AUGUST 31, 2007               PERIOD*
                                                   --------------        ---------------            -------------
         Actual                                       $1,000.00             $1,025.60                   $1.79
         Hypothetical (5% return before expenses)      1,000.00              1,023.42                    1.79

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% for the Bedford Class shares and 0.35% for the Sansom Street Class shares, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Portfolio's ending account value on the first line in each table is based on the actual six-month total return of 2.28% for the Bedford Class shares and 2.56% for the Sansom Street Class shares.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2007
                                   (UNAUDITED)


          SECURITY                                  % OF NET           FAIR
            TYPE                                     ASSETS            VALUE
          --------                                  --------       ------------
 Short Term Investments:
   Commercial Paper ............................      63.2%        $147,952,219
   Certificates of Deposit .....................      14.4           33,830,000
   Variable Rate Obligations ...................      12.5           29,315,798
   Repurchase Agreements .......................       7.1           16,642,000
   Master Notes ................................       4.7           11,020,000
   Municipal Bonds .............................       0.7            1,540,000
   Liabilities In Excess of Other Assets .......      (2.6)          (6,034,280)
                                                      -----        ------------
NET ASSETS -- 100.0% ...........................      100.0%       $234,265,737
                                                      =====        ============

Portfolio holdings are subject to change at any time.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 2007

                                                          PAR          FAIR
                                                         (000)         VALUE
                                                        -------    ------------

CERTIFICATES OF DEPOSIT--14.4%
DOMESTIC CERTIFICATES OF DEPOSIT--3.0%
American Express Bank FSB
   5.500%, 11/21/07 ................................    $ 5,000    $  5,000,000
Wachovia Bank NA
   5.320%, 02/06/08 ................................      2,100       2,100,000
                                                                   ------------
                                                                      7,100,000
                                                                   ------------

YANKEE DOLLAR CERTIFICATES OF DEPOSIT--11.4%
Banque Nationale de Paris, New York(a)
   5.270%, 10/03/07 ................................      1,880       1,880,000
   5.310%, 11/20/07 ................................      3,215       3,215,000
   5.325%, 11/30/07 ................................      2,950       2,950,000
Deutsche Bank AG, New York(a)
   5.385%, 03/11/08 ................................      2,600       2,600,000
Fortis Bank SA/NV, New York(a)
   5.300%, 02/11/08 ................................      2,990       2,990,000
HBOS Treasury Services PLC(a)
   5.270%, 10/03/07 ................................      2,095       2,095,000
Mizuho Corporate Bank, New York(a)
   5.530%, 09/21/07 ................................      5,000       5,000,000
   5.730%, 10/02/07 ................................      6,000       6,000,000
                                                                   ------------
                                                                     26,730,000
                                                                   ------------

     TOTAL CERTIFICATES OF DEPOSIT
        (Cost $33,830,000) .........................                 33,830,000
                                                                   ------------

COMMERCIAL PAPER--63.2%
ASSET BACKED SECURITIES--24.6%
Amstel Funding Corp.
   5.250%, 10/22/07 ................................      1,480       1,468,993
   5.900%, 11/20/07 ................................     10,000       9,868,889
Beta Finance, Inc.
   5.250%, 10/22/07 ................................      1,500       1,488,844
Chariot Funding LLC
   5.800%, 11/26/07 ................................      1,000         986,144
Corporate Asset Funding Co. LLC
   5.250%, 10/04/07 ................................      5,000       4,975,937
Govco LLC
   5.730%, 11/15/07 ................................      2,000       1,976,125
Grampian Funding LLC
   5.185%, 11/19/07 ................................      4,000       3,954,487
Greyhawk Funding LLC
   5.280%, 10/02/07 ................................      1,100       1,094,999
K2 (USA) LLC
   5.260%, 10/05/07 ................................     10,000       9,950,322
Mont Blanc Capital Corp.
   5.260%, 10/09/07 ................................      5,000       4,972,239


                                                          PAR          FAIR
                                                         (000)         VALUE
                                                        -------    ------------

COMMERCIAL PAPER--(CONTINUED)
ASSET BACKED SECURITIES--(CONTINUED)
Newport Funding Corp.
   5.250%, 10/09/07 ................................    $ 2,000    $  1,988,917
Nieuw Amsterdam Receivables Corp.
   5.150%, 09/27/07 .. .............................      5,000       4,981,403
Picaros Funding LLC
   5.260%, 10/16/07 ................................      5,000       4,967,125
Ranger Funding Company LLC
   6.050%, 09/24/07 ................................      5,000       4,980,674
                                                                   ------------
                                                                     57,655,098
                                                                   ------------

BANKS--29.0%
Allied Irish Banks North America, Inc.
   5.250%, 09/19/07 ................................     10,000       9,973,750
Banco Santander Puerto Rico(b)
   5.600%, 09/20/07 ................................      5,000       4,985,222
Bank of America Corp.
   5.170%, 09/05/07 ................................      3,000       2,998,277
Danske Corp.
   5.240%, 09/05/07 ................................      2,000       1,998,836
Dexia Delaware LLC
   5.250%, 09/18/07 ................................      9,924       9,899,397
Dresdner U.S. Finance, Inc.
   5.230%, 09/04/07 ................................      7,000       6,996,949
HBOS Treasury Services PLC(b)
   5.250%, 10/17/07 ................................      1,500       1,489,938
Northern Rock PLC
   5.260%, 09/26/07 ................................      2,500       2,490,868
Societe Generale North America
   5.130%, 02/05/08 ................................      6,000       5,865,765
   5.165%, 02/08/08 ................................      3,000       2,931,133
St. George Bank Ltd.(b)
   5.245%, 09/04/07 ................................      7,000       6,996,940
Swedbank Mortgage AB(b)
   5.250%, 10/12/07 ................................     10,000       9,940,208
UBS Finance Delaware LLC
   5.255%, 09/06/07 ................................      1,300       1,299,051
                                                                   ------------
                                                                     67,866,334
                                                                   ------------

FINANCE SERVICES--5.4%
General Electric Capital Corp.
   5.240%, 10/19/07 ................................      5,000       4,965,067
Greenwich Capital Holdings, Inc.
   5.450%, 11/15/07 .. .............................      3,000       2,965,937
Irish Life and Permanent PLC
   5.250%, 10/03/07 ................................      4,600       4,578,533
                                                                   ------------
                                                                     12,509,537
                                                                   ------------


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONCLUDED)
                                AUGUST 31, 2007


                                                          PAR          FAIR
                                                         (000)         VALUE
                                                        -------    ------------

COMMERCIAL PAPER--(CONTINUED)
INSURANCE--4.2%
Aegon Funding Corp.
   5.250%, 10/25/07 ................................    $10,000    $  9,921,250
                                                                   ------------
     TOTAL COMMERCIAL PAPER
        (Cost $147,952,219) ........................                147,952,219
                                                                   ------------

MUNICIPAL BONDS--0.7%
PENNSYLVANIA--0.7%
Franklin County IDR (Manufacturers & Traders LOC)(c)
   5.610%, 09/07/07 ................................      1,540       1,540,000
                                                                   ------------
     TOTAL MUNICIPAL BONDS
        (Cost $1,540,000) ..........................                  1,540,000
                                                                   ------------

VARIABLE RATE OBLIGATIONS--12.5%
ASSET BACKED SECURITIES--0.9%
Cullinan Finance Corp.(c)(d)
   5.485%, 09/25/07 ................................      1,115       1,114,909
Racers Trust 2004-6 MM(c)(d)
   5.551%, 09/24/07 ................................      1,000       1,000,000
                                                                   ------------
                                                                      2,114,909
                                                                   ------------

BANKS--9.5%
Bank of Nova Scotia(c)
   5.273%, 09/04/07 ................................      2,200       2,199,265
Commonwealth Bank of Australia(b)(c)
   5.358%, 10/31/07 ................................     10,000      10,001,624
HBOS Treasury Services PLC(b)(c)(d)
   5.430%, 09/24/07 ................................      8,000       8,000,000
Westpac Banking Corp. New York(b)(c)
   5.420%, 09/11/07 ................................      2,000       2,000,000
                                                                   ------------
                                                                     22,200,889
                                                                   ------------

LIFE INSURANCE--2.1%
MetLife Global Funding I(c)(d)
   5.615%, 09/28/07 ................................      5,000       5,000,000
                                                                   ------------
     TOTAL VARIABLE RATE OBLIGATIONS
        (Cost $29,315,798) .........................                 29,315,798
                                                                   ------------

MASTER NOTES--4.7%
Bank of America Securities LLC(c)
   5.435%, 09/04/07 .. .............................      4,000       4,000,000
Morgan Stanley Mortgage Capital, Inc.(c)
   5.545%,
   09/04/07 ........................................      7,020       7,020,000
                                                                   ------------
     TOTAL MASTER NOTES
        (Cost $11,020,000) .........................                 11,020,000
                                                                   ------------



                                                          PAR          FAIR
                                                         (000)         VALUE
                                                        -------    ------------

REPURCHASE AGREEMENTS--7.1%
Deutsche Bank Securities, Inc.
   (Tri-Party Agreement dated 08/31/07
   to be repurchased at $16,651,800
   collateralized by $17,020,000
   Federal Home Loan Bank, 5.33%,
   due 07/16/08, Market Value of the
   collateral is $17,144,118)
   5.300%, 09/04/07 ................................    $16,642    $ 16,642,000
                                                                   ------------
     TOTAL REPURCHASE AGREEMENTS
        (Cost $16,642,000) .........................                 16,642,000
                                                                   ------------

TOTAL INVESTMENTS AT FAIR VALUE--102.6%
   (Cost $240,300,017*) ............................                240,300,017
                                                                   ------------

LIABILITIES IN EXCESS OF OTHER ASSETS--(2.6)% ......                 (6,034,280)
                                                                   ------------

NET ASSETS (APPLICABLE TO
   218,918,308 BEDFORD SHARES
   AND 15,354,093 SANSOM STREET
   SHARES)--100.0% .................................               $234,265,737
                                                                   ============

*   Aggregate cost is the same for financial reporting and federal tax purposes.
(a) Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.
(b) U.S. dollar denominated security issued by foreign domiciled entity.
(c) Variable Rate Obligations -- The interest rate shown is the rate as of August 31, 2007 and the maturity date shown is the next interest rate readjustment date or the maturity date.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

INVESTMENT ABBREVIATIONS
IDR      Industrial Development Revenue
LOC      Letter of Credit

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 2007



ASSETS
Investments, at fair value (cost $223,658,017) ..............      $223,658,017
Repurchase agreements at cost ...............................        16,642,000
Cash ........................................................               541
Interest receivable .........................................           472,795
Prepaid expenses and other assets ...........................            24,886
                                                                   ------------
        Total assets ........................................       240,798,239
                                                                   ------------

LIABILITIES
Payables for:
   Investments purchased ....................................         6,000,000
   Dividends ................................................           329,031
   Distribution fees ........................................           112,872
   Advisory fees ............................................            30,450
   Directors' and officers' fees ............................             7,653
   Transfer agent fees ......................................             4,033
   Custodian fees ...........................................             3,003
   Administration and accounting fees .......................             2,266
   Service organization fees ................................                88
Accrued expenses and other liabilities ......................            43,106
                                                                   ------------
        Total liabilities ...................................         6,532,502
                                                                   ------------
NET ASSETS ..................................................      $234,265,737
                                                                   ============

NET ASSETS CONSISTED OF:
Paid-in capital .............................................      $234,272,400
Undistributed net investment income .........................               831
Accumulated net realized loss from investments ..............            (7,494)
                                                                   ------------
NET ASSETS ..................................................      $234,265,737
                                                                   ============
NET ASSET VALUE, Offering and Redemption Price Per
Bedford Share ($218,913,906/218,918,308) ....................             $1.00
                                                                          =====
NET ASSET VALUE, Offering and Redemption Price Per
Sansom Street Share ($15,351,831/15,354,093) ................             $1.00
                                                                          =====

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2007


Investment Income
   Interest ................................................       $11,358,909
                                                                   -----------
Expenses
   Distribution fees(1) ....................................         1,246,103
   Investment advisory and administration fees .............           951,482
   Registration and filing fees ............................            78,852
   Printing and shareholder reporting fees .................            60,417
   Custodian fees ..........................................            55,483
   Directors' and Officers' fees ...........................            48,739
   Transfer agent fees .....................................            33,800
   Regulatory administration fees ..........................            28,317
   Professional fees .......................................            57,556
   Insurance fees ..........................................            23,175
   Service organization fees (Sansom Class) ................               963
   Other expenses ..........................................            13,200
                                                                   -----------
        Total expenses .....................................         2,598,087
   Less fees waived ........................................          (805,508)
                                                                   -----------
        Net total expenses .................................         1,792,579
                                                                   -----------
Net investment income ......................................         9,566,330
Realized loss on investments ...............................            (1,885)
                                                                   -----------
Net increase in net assets resulting from operations .......       $ 9,564,445
                                                                   ===========

(1) See Note 2 in Notes to Financial Statements.


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                    FOR THE           FOR THE
                                                                  YEAR ENDED        YEAR ENDED
                                                                AUGUST 31, 2007   AUGUST 31, 2006
                                                               ----------------   ---------------
Increase (decrease) in net assets:
Operations:
  Net investment income ....................................     $  9,566,330       $  9,453,852
  Net realized loss on investments .........................           (1,885)            (1,104)
                                                                 ------------       ------------
  Net increase in net assets resulting from operations .....        9,564,445          9,452,748
                                                                 ------------       ------------
Dividends to shareholders from
  Net investment income:
    Bedford shares .........................................       (8,491,001)        (5,087,205)
    Sansom Street shares ...................................       (1,075,329)        (4,366,647)
                                                                 ------------       ------------
    Total dividends to shareholders ........................       (9,566,330)        (9,453,852)
                                                                 ------------       ------------
Net capital share transactions (See Note 3) ................       68,085,811        (30,616,253)
                                                                 ------------       ------------
Total increase/(decrease) in net assets ....................       68,083,926        (30,617,357)
Net Assets:
  Beginning of year ........................................      166,181,811        196,799,168
                                                                 ------------       ------------
  End of year ..............................................     $234,265,737       $166,181,811
                                                                 ============       ============
Undistributed net investment income, end of year ...........     $        831       $         --
                                                                 ============       ============

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


                                                                        THE BEDFORD CLASS
                                             ---------------------------------------------------------------------------------------
                                                 FOR THE         FOR THE            FOR THE           FOR THE           FOR THE
                                                  YEAR            YEAR               YEAR              YEAR              YEAR
                                                  ENDED           ENDED              ENDED             ENDED             ENDED
                                             AUGUST 31, 2007  AUGUST 31, 2006    AUGUST 31, 2005   AUGUST 31, 2004   AUGUST 31, 2003
                                             ---------------------------------------------------------------------------------------
Net asset value, beginning of year .......      $   1.00          $   1.00           $   1.00          $   1.00          $   1.00
                                                --------          --------           --------          --------          --------
Income from investment operations:
   Net investment income .................        0.0447            0.0388             0.0162            0.0025            0.0046
   Net gains (losses) on securities ......            --(b)             --(b)              --(b)             --(b)         0.0005
                                                --------          --------           --------          --------          --------
     Total net income from investment
        operations .......................        0.0447            0.0388             0.0162            0.0025            0.0051
                                                --------          --------           --------          --------          --------
Less dividends and distributions:
   Dividends (from net investment
      income) ............................       (0.0447)          (0.0388)           (0.0162)          (0.0025)          (0.0046)
   Distributions (from capital gains) ....            --                --                 --                --           (0.0005)
                                                --------          --------           --------          --------          --------
     Total dividends and distributions ...       (0.0447)          (0.0388)           (0.0162)          (0.0025)          (0.0051)
                                                --------          --------           --------          --------          --------
Net asset value, end of year .............      $   1.00          $   1.00           $   1.00          $   1.00          $   1.00
                                                ========          ========           ========          ========          ========
   Total Return ..........................         4.56%             3.95%              1.63%             0.25%             0.53%

Ratios/Supplemental Data
   Net assets, end of year
      (000's omitted) ....................      $218,914          $150,657           $109,495          $ 72,001          $ 80,406
   Ratios of expenses to average
      net assets(a) ......................         0.90%             0.85%              0.97%             0.94%             0.98%
   Ratios of net investment income
      to average net assets ..............         4.47%             3.81%              1.68%             0.24%             0.46%

(a) Without the waiver of advisory  fees and  reimbursement  of certain  operating  expenses,  the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.29%,  1.34%,  1.23%,  1.34% and 1.30% for the years ended August 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(b) Amount is less than ($0.0005) per share.

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                        FINANCIAL HIGHLIGHTS (CONCLUDED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                        THE SANSOM STREET CLASS
                                             ---------------------------------------------------------------------------------------
                                                 FOR THE         FOR THE            FOR THE           FOR THE           FOR THE
                                                  YEAR            YEAR               YEAR              YEAR              YEAR
                                                  ENDED           ENDED              ENDED             ENDED             ENDED
                                             AUGUST 31, 2007  AUGUST 31, 2006    AUGUST 31, 2005   AUGUST 31, 2004   AUGUST 31, 2003
                                             ---------------------------------------------------------------------------------------
Net asset value, beginning of year .......      $   1.00          $   1.00           $   1.00          $   1.00          $   1.00
                                                --------          --------           --------          --------          --------
Income from investment operations:
   Net investment income .................        0.0502            0.0434             0.0239            0.0100            0.0114
   Net gains (losses) on securities ......            --(b)             --(b)              --(b)             --(b)         0.0005
                                                --------          --------           --------          --------          --------
     Total net income from investment
        operations .......................        0.0502            0.0434             0.0239            0.0100            0.0119
                                                --------          --------           --------          --------          --------
Less dividends and distributions:
   Dividends (from net investment income)        (0.0502)          (0.0434)           (0.0239)          (0.0100)          (0.0114)
   Distributions (from capital gains) ....            --                --                 --                --           (0.0005)
                                                --------          --------           --------          --------          --------
     Total dividends and distributions ...       (0.0502)          (0.0434)           (0.0239)          (0.0100)          (0.0119)
                                                --------          --------           --------          --------          --------
Net asset value, end of year .............      $   1.00          $   1.00           $   1.00          $   1.00          $   1.00
                                                ========          ========           ========          ========          ========
     Total Return                                  5.14%             4.42%              2.41%             1.00%             1.21%

Ratios/Supplemental Data
   Net assets, end of year (000's omitted)      $ 15,352          $ 15,525           $ 87,304          $141,372          $198,373
   Ratios of expenses to
      average net assets(a) ..............         0.35%             0.26%              0.20%             0.20%             0.30%
   Ratios of net investment income to
      average net assets .................         5.02%             4.25%              2.39%             0.98%             1.14%

(a) Without the waiver of advisory  fees and  reimbursement  of certain  operating  expenses,  the ratios of expenses to average net assets for the Sansom Street Class of the Money Market Portfolio would have been 0.69%,  0.67%,  0.67%,  0.59% and 0.57% for the years ended August 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(b) Amount is less than ($0.0005) per share.

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 2007


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Money Market Portfolio ("Portfolio"), which comprise the RBB family of funds.

     RBB has authorized capital of one hundred billion shares of common stock of which 77.873 billion shares are currently classified into one hundred and eighteen classes of common stock. The Portfolio has issued shares with a par value of $0.001. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families."

     SECURITY VALUATION -- Securities held in the Portfolio are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter a constant accretion of discount or amortization of premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to ensure that cost continues to approximate market value and to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain net asset value per share at $1.00.

     SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued when earned. Certain expenses, such as distribution, transfer agency and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all portfolios within the Company (such as director or professional fees) are charged to all portfolios in proportion to their average net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily, recorded on the ex-date and paid monthly. All dividends from net investment income are taxed as ordinary income. Any net realized capital gains are distributed at least annually. Income subject to dividends and capital gain subject to distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     FEDERAL INCOME TAXES -- No provision is made for federal income taxes. It is the Company's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2007


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed-upon date and price. The seller will be required on a daily basis to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. If the value of the collateral falls below 102% of the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next Portfolio business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Portfolio has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller. The agreements are conditioned upon the collateral being deposited under the Federal Reserve Book Entry System or with the Portfoliocustodian or a third party sub-custodian.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER -- In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is dependent on claims that may be made against the Portfolio in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory and Administration Agreement, BlackRock Institutional Management Corp. (the "Adviser" or "BIMC"), an indirect subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and administrator for the Portfolio. BIMC and PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., entered into a Delegation Agreement on behalf of the Portfolio, wherein PFPC has agreed to perform administration and accounting services for an annual fee of 0.10% of the average net assets of the Portfolio, paid out of the fee paid to BIMC.

     For its advisory services, BIMC is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average daily net assets:

                                     ANNUAL RATE
                  --------------------------------------------------
                  0.45% of first $250 million of net assets;
                  0.40% of next $250 million of net assets;
                  and 0.35% of net assets in excess of $500 million.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2007


2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     BIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee for the Portfolio. For each class of shares within the Portfolio, the net advisory fee charged to each class is the same on a relative basis. For the year ended August 31, 2007, advisory fees and waivers for the investment portfolio were as follows:

                          GROSS                            NET
                        ADVISORY                        ADVISORY
                           FEE           WAIVER            FEE
                        --------        ----------      --------
                        $951,482        $(710,449)      $241,033

     As of August 31, 2007, the Portfolio owed BIMC $30,450 in advisory fees.

     BIMC may voluntarily waive and/or reimburse a portion of its fees. PFPC may also voluntarily waive a portion of its fees and/or reimburse expenses.

     The Portfolio will not pay BIMC or PFPC at a later time for any amounts waived or assumed.

     For providing regulatory administration services to RBB, PFPC is entitled to receive compensation as agreed to by the Company and PFPC. This fee is allocated to each portfolio in proportion to their net assets. The Portfolio's portion of this fee for the year ended August 31, 2007 was $28,317.

     PFPC serves as the transfer and dividend disbursing agent for each class. Both PFPC Trust Company and PFPC are wholly-owned subsidiaries of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. For providing transfer agent services, PFPC is entitled to receive fees from the Portfolio. PFPC may, at its discretion, voluntarily waive all or any portion of its transfer agency fee for any class of shares. For the year ended August 31, 2007, transfer agency fees for the Portfolio were $33,800.

     PFPC Trust Company provides certain custodial services to the Portfolio. As compensation for such custodial services, PFPC Trust Company is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average gross assets:

                                     ANNUAL RATE
                  -------------------------------------------------
                  0.025% of first $50 million of gross assets;
                  0.020% of next $50 million of gross assets;
                  0.015% of gross assets in excess of $100 million.

     The Portfolio, on behalf of each class of shares of the Portfolio, has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The Portfolio has entered into a Distribution Agreement with PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2007


2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     The Plans provide for each class to make monthly payments, based on average net assets, to PFPC Distributors of up to 0.65% on an annualized basis for the Bedford Class and up to 0.05% on an annualized basis for the Sansom Street Class. For the year ended August 31, 2007, distribution fees paid to PFPC Distributors for each class were as follows:


                                                        GROSS                              NET
                                                    DISTRIBUTION                      DISTRIBUTION
                                                         FEE            WAIVER             FEE
                                                    ------------       ---------      ------------
          Bedford Class .......................      $1,235,394        $(95,059)       $1,140,335
          Sansom Street Class .................          10,709              --            10,709
                                                     ----------        --------        ----------
          Total Money Market Portfolio ........      $1,246,103        $(95,059)       $1,151,044
                                                     ==========        ========        ==========

     The Portfolio has entered into service agreements with banks affiliated with PNC who render support services to customers who are the beneficial owners of the Sansom Street Class in consideration of the payment of 0.10% of the daily net asset value of such shares. For the year ended August 31, 2007, service organization fees were $963 for the Portfolio.
     As of August 31, 2007, the Portfolio owed PFPC and its affiliates $122,262 for their services.

3. CAPITAL SHARES
     Transactions in capital shares (at $1 per capital share) for each year were as follows:


                                                                                                BEDFORD CLASS
                                                                                    -----------------------------------
                                                                                        FOR THE             FOR THE
                                                                                      YEAR ENDED          YEAR ENDED
                                                                                    AUGUST 31, 2007     AUGUST 31, 2006
                                                                                    ---------------     ---------------
                                                                                          VALUE               VALUE
                                                                                     --------------     ---------------
     Shares sold                                                                     $  540,563,896     $   506,580,146
     Shares issued on reinvestment of dividends                                           8,204,137           5,326,071
     Shares repurchased                                                                (480,513,295)       (470,739,390)
                                                                                     --------------     ---------------
     Net Increase                                                                    $   68,254,738     $    41,166,827
                                                                                     --------------     ---------------
     Bedford Shares authorized                                                        1,500,000,000       1,500,000,000
                                                                                     ==============     ===============



                                                                                             SANSOM STREET CLASS
                                                                                     -----------------------------------
                                                                                         FOR THE             FOR THE
                                                                                       YEAR ENDED          YEAR ENDED
                                                                                     AUGUST 31, 2007     AUGUST 31, 2006
                                                                                     ---------------    ----------------
                                                                                          VALUE               VALUE
                                                                                     --------------     ---------------
     Shares sold                                                                     $  207,692,244     $ 1,554,920,729
     Shares issued on reinvestment of dividends                                             136,709             146,903
     Shares repurchased                                                                (207,997,880)     (1,626,850,712)
                                                                                     --------------     ---------------
     Net Decrease                                                                    $     (168,927)    $   (71,783,080)
                                                                                     --------------     ---------------
     Sansom Street Shares authorized                                                  1,500,000,000       1,500,000,000
                                                                                     ==============     ===============

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                AUGUST 31, 2007


4. FEDERAL INCOME TAX INFORMATION

     In order to present  undistributed  net  investment  income,  the Portfolio
reclassed   $831  from   accumulated   net  realized  loss  on   investments  to
undistributed net investment income.

     For federal income tax purposes, realized capital losses may be carried forward and applied against future realized gains. At August 31, 2007, the Portfolio had capital loss carryforwards of $5,533 of which $3,587 will expire on August 31, 2013, $917 will expire on August 31, 2014 and $1,029 will expire on August 31, 2015.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2007 the Portfolio incurred post-October capital losses of $1,961.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains are reported as ordinary income for federal tax purposes. Dividends paid from net investment income and short-term capital gains are treated as ordinary income distributions for federal tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                   ORDINARY          LONG-TERM
                                    INCOME             GAINS
                                  ----------         ---------
                  2007            $9,566,330            $ --
                  2006             9,453,852              --

     As of August 31, 2007, the Portfolio had $329,862 of undistributed ordinary income for federal tax purposes.

5. NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109." FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management has evaluated the impact of FIN 48 and has determined it will have no impact on the financial statements.

     In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Although we are still in the process of evaluating the impact, if any, upon the adoption of the standard, we believe there will be no material impact other than enhanced disclosures.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of Money Market Portfolio and
Board of Directors of The RBB Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Money Market Portfolio, one of the portfolios constituting The RBB Fund, Inc. (the "Portfolio"), as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Money Market Portfolio for the year ended August 31, 2003 were audited by other auditors whose report, dated October 27, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of The RBB Fund, Inc. as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
October 21, 2007

                             ADDITIONAL INFORMATION
                                   (UNAUDITED)


PROXY VOTING

     Policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling the number shown below and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

     Bedford                  (800) 888-9723
     Sansom Street            (888) 261-4073


QUARTERLY PORTFOLIO SCHEDULES

     The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarter of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     As required by the 1940 Act, the Company's Board of Directors (the "Board"), including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered at a meeting of the Board held on May 24, 2007 (the "Meeting"). At this meeting, the Board approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from the Adviser mailed in advance of the meeting that addressed most, if not all, of the factors listed below. The Adviser also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser's services provided to the Portfolio; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) the Adviser's investment philosophies and processes; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser's current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) the Adviser's compliance procedures; (viii) the Adviser's financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolio; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report prepared by Lipper, Inc. ("Lipper") comparing the Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to that of its Lipper peer group; and (xi) a report comparing the performance of the Portfolio to the performance of its benchmark. No one factor was determinative in the Board's consideration of the Advisory Agreement.

                       ADDITIONAL INFORMATION (CONCLUDED)
                                   (UNAUDITED)


     The Directors then met in executive session with counsel to discuss and consider information presented in connection with the continuation of the Advisory Agreement as well as the Directors' responsibilities and duties in approving the Advisory Agreement.

     The Directors reviewed and considered comparative fee and expense information prepared by Lipper in evaluating the fees payable by the Portfolio. The Directors considered that the Portfolio's gross fees were lower than those of the Lipper peer group median for both the Bedford Class and the Sansom Street Class. The Directors noted that the Portfolio's net advisory fees (after waivers) were less than those of the respective Lipper peer group medians for the Bedford Class and Sansom Street Class and compared favorably to the fees paid to BIMC for managing assets for other registered investment company clients (after waivers) with investment objectives similar to the Portfolio's investment objective. The Directors also considered the total expense ratios (after waivers) for the Portfolio's Bedford Class and Sansom Street Class, which were lower than the total expense ratio (after waivers) for the Lipper peer group medians. The Directors noted that the performance of each Class for the one, two, three, four and five-year periods ended March 31, 2007 exceeded the median performance of the Lipper peer group.

     The Directors then determined that the nature, extent and quality of services provided by BIMC in advising the Portfolio were satisfactory, the losses incurred by BIMC in providing the services were acceptable and the method BIMC uses to select brokers seemed reasonable.

     The Directors considered the effect of any economies of scale and noted that the presence of advisory fee waivers by BIMC benefited the Portfolio's shareholders. Further, the Board considered that breakpoints in the BIMC's contractual advisory fee would benefit investors if Portfolio assets were to increase.

     The Board of Directors considered the level of BIMC's and its affiliates' profits in respect of their relationship with the Portfolio, including the cost of services provided by BIMC. The consideration including a review of BIMC's and its affiliates' revenue and expense analysis in connection with the management of the Portfolio. The Board of Directors considered that, except for custody services provided by PFPC Trust Company, BIMC and its affiliates incurred an overall net operating loss in connection with the services provided to the Portfolio.

     The Board of Directors also took into account not only the fees payable by the Portfolio under the Advisory Agreement, but also potential benefits to BIMC, such as the engagement of affiliates of BIMC as service providers to the Portfolio, including for sub-administration, regulatory administration, transfer agency, distribution and custodial services.

     Based on all of the information presented to the Board and its consideration of relevant factors, the Board, and separately, the Independent Directors, concluded that the advisory fee structure was reasonable and determined that the Advisory Agreement be continued for another one year period, ending August 16, 2008.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                                FUND MANAGEMENT
                                  (UNAUDITED)


     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF OFFICE                                    PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)     FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS        OVERSEEN BY          HELD BY
                                                                                                 DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Julian A. Brodsky           Director        1988 to present      Since 1969, Director and         16         Comcast Corporation;
 Comcast Corporation                                              Vice Chairman, Comcast                      AMDOCS Limited
 1500 Market Street,                                              Corporation (cable                          (service provider to
 35th Floor                                                       television and                              telecommunications
 Philadelphia, PA 19102                                           communications); Director,                  companies)
 DOB: 7/16/33                                                     NDS Group PLC (provider of
                                                                  systems and applications for
                                                                  digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
 Nicholas A. Giordano        Director        Since 2006           Consultant, financial            16         Kalmar Pooled
 103 Bellevue Parkway                                             services organizations from                 Investment Trust
 Wilmington, DE 19809                                             1997 to present.                            (registered investment
 DOB: 3/7/43                                                                                                  company); WT Mutual
                                                                                                              Fund (registered
                                                                                                              investment company);
                                                                                                              Independence Blue
                                                                                                              Cross; IntriCon
                                                                                                              Corporation
                                                                                                              (industrial furnaces
                                                                                                              and ovens); Commerce
                                                                                                              Bancorp, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Francis J. McKay            Director        1988 to present      Since 2000, Vice President,      16         None
 Fox Chase Cancer Center                                          Fox Chase Cancer Center
 333 Cottman Avenue                                               (biomedical research and
 Philadelphia, PA 19111                                           medical care).
 DOB: 12/6/35
------------------------------------------------------------------------------------------------------------------------------------

*   Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs.
    Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age
    75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of
    Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                          FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF OFFICE                                    PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)     FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS        OVERSEEN BY          HELD BY
                                                                                                 DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Arnold M. Reichman          Chairman        2005 to present      Director, Gabelli Group          16         None
 106 Pierrepont Street                                            Capital Partners, L.P. (an
 Brooklyn, NY 11201          Director        1991 to present      investment partnership)
 DOB: 5/21/48                                                     from 2000 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
 Mark A. Sargent             Director        Since 2006           Dean and Professor of Law,       16         WT Mutual Fund
 Villanova University                                             Villanova University School                 (registered investment
 School of Law                                                    of Law since July 1997.                     company); NYSE
 299 North Spring Mill Road                                                                                   Regulation, Inc.;
 Villanova, PA 19085                                                                                          Financial Industry
 DOB: 4/28/51                                                                                                 Regulatory Authority
                                                                                                              (FINRA)
------------------------------------------------------------------------------------------------------------------------------------
 Marvin E. Sternberg         Director        1991 to present      Since 1974, Chairman,            16         Moyco Technologies,
 Moyco Technologies, Inc.                                         Director and President,                     Inc.
 200 Commerce Drive                                               Moyco Technologies, Inc.
 Montgomeryville, PA  18936                                       (manufacturer of precision
 DOB: 3/24/34                                                     coated and industrial
                                                                  abrasives). Since 1999,
                                                                  Director, Pennsylvania
                                                                  Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
 Robert A. Straniere         Director        Since 2006           Member, New York State           16         Reich and Tang Group
 300 East 57th Street                                             Assembly (1981-2004);                       (asset management);
 New York, NY  10022                                              Founding Partner, Straniere                 The Sparx Japan Funds
 DOB: 3/28/41                                                     Law Firm (1980 to date);                    Group (registered
                                                                  Partner, Kanter-Davidoff                    investment company)
                                                                  (law firm) (2006 to date).
------------------------------------------------------------------------------------------------------------------------------------

*   Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs.
    Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age
    75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of
    Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns `or is removed.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                          FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF OFFICE                                    PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)     FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS        OVERSEEN BY          HELD BY
                                                                                                 DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
 Robert Sablowsky            Director        1991 to present      Since July 2002, Senior          16         Kensington Funds
 Oppenheimer & Company, Inc.                                      Vice President and prior                    (registered investment
 200 Park Avenue                                                  thereto, Executive Vice                     company)
 New York, NY 10166                                               President of Oppenheimer &
 DOB: 4/16/38                                                     Co., Inc., formerly
                                                                  Fahnestock & Co., Inc. (a
                                                                  registered broker-dealer).
                                                                  Since November 2004,
                                                                  Director of Kensington
                                                                  Funds.
------------------------------------------------------------------------------------------------------------------------------------
 J. Richard Carnall          Director        2002 to present      Director of PFPC Inc. from       16         Cornerstone Bank
 103 Bellevue Parkway                                             January 1987 to April 2002,
 Wilmington, DE 19809                                             Chairman and Chief Executive
 DOB: 9/25/38                                                     Officer of PFPC Inc. until
                                                                  April 2002, Executive Vice
                                                                  President of PNC Bank,
                                                                  National Association from
                                                                  October 1981 to April 2002,
                                                                  Director of PFPC International
                                                                  Ltd. (financial services) from
                                                                  August 1993 to April 2002,
                                                                  Director of PFPC International
                                                                  (Cayman) Ltd. (financial
                                                                  services) from September 1996
                                                                  to April 2002; Governor of the
                                                                  Investment Company Institute
                                                                  (investment company industry
                                                                  trade organization) from July
                                                                  1996 to January 2002; Director
                                                                  of PNC Asset Management, Inc.
                                                                  (investment advisory) from
                                                                  September 1994 to March 1998;
                                                                  Director of PNC National Bank
                                                                  from October 1995 to November
                                                                  1997; Director of Haydon
                                                                  Bolts, Inc. (bolt
                                                                  manufacturer) and Parkway Real
                                                                  Estate Company (subsidiary of
                                                                  Haydon Bolts, Inc.) since
                                                                  1984; and Director of
                                                                  Cornerstone Bank since March
                                                                  2004.
------------------------------------------------------------------------------------------------------------------------------------

*   Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs.
    Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age
    75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of
    Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr.
    Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation; the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.; and
    the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group,
    Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer
    & Co., Inc., a registered broker-dealer.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                          FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF OFFICE                                    PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)     FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND           TIME SERVED          DURING PAST 5 YEARS        OVERSEEN BY          HELD BY
                                                                                                 DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
 Edward J. Roach             President       1991 to present and  Certified Public Accountant;     N/A                N/A
 103 Bellevue Parkway           and          1988 to present      Vice Chairman of the Board,
 Wilmington, DE  19809       Treasurer                            Fox Chase Cancer Center;
 DOB: 6/29/24                                                     Trustee Emeritus, Pennsylvania
                                                                  School for the Deaf; Trustee
                                                                  Emeritus, Immaculata
                                                                  University; Managing General
                                                                  Partner, President since 2002,
                                                                  Treasurer since 1981 and Chief
                                                                  Compliance Officer since
                                                                  September 2004 of Chestnut
                                                                  Street Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Jennifer Rogers             Secretary       2007 to present      Since 2005, Vice President and   N/A                N/A
 301 Bellevue Parkway                                             Counsel, PFPC Inc. (financial
 2nd Floor                                                        services company); Associate,
 Wilmington, DE 19809                                             Stradley, Ronon, Stevens &
 DOB: 7/28/74                                                     Young, LLC (law firm) from
                                                                  1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
 Salvatore Faia,                Chief        Since 2004           President, Vigilant Compliance   N/A                N/A
 Esquire, CPA                Compliance                           Services since 2004; Senior
 Vigilant Compliance          Officer                             Legal Counsel, PFPC Inc. from
 Services                                                         2002 to 2004; Chief Legal
 186 Dundee Drive,                                                Counsel, Corviant Corporation
 Suite 700                                                        (Investment Adviser,
 Williamstown, NJ  08094                                          Broker-Dealer and Service
 DOB: 12/25/62                                                    Provider to Investment
                                                                  Advisers and Separate Account
                                                                  Providers) from 2001 to 2002.
------------------------------------------------------------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PFPC Inc.
101 Sabin Street
Pawtucket, RI 02866

PRINCIPAL UNDERWRITER
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103-3984

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

                                                        [GRAPHIC OMITTED] ROBECO

ROBECO INVESTMENT FUNDS
OF THE RBB FUND, INC.










ANNUAL REPORT
AUGUST 31, 2007

================================================================================

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
ROBECO BOSTON  PARTNERS LARGE CAP VALUE FUND
ROBECO BOSTON  PARTNERS MID CAP VALUE FUND
ROBECO BOSTON  PARTNERS  ALL-CAP VALUE FUND
ROBECO WPG SMALL CAP VALUE FUND
ROBECO WPG LARGE CAP GROWTH FUND
ROBECO WPG CORE BOND FUND

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds. Shares of Robeco Investment Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
PRIVACY NOTICE (unaudited)
================================================================================


                 ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
                  ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
                   ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
                    ROBECO BOSTON PARTNERS MID CAP VALUE FUND
                    ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
                         ROBECO WPG SMALL CAP VALUE FUND
                        ROBECO WPG LARGE CAP GROWTH FUND
                            ROBECO WPG CORE BOND FUND
                         (THE "ROBECO INVESTMENT FUNDS")


The Robeco Investment Funds of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o    Information about your transactions with the Fund.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (888) 261-4073.








                                                          ANNUAL REPORT 2007 | 1

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
GENERAL MARKET COMMENTARY
================================================================================


Dear Shareholder:

     Spring and early summer marked the culmination of an extended period of tranquility, liquidity and upward price trends in the U.S. financial markets, but July and August quickly extinguished investor optimism and served as a stark reminder of how violently market prices incorporate new information, particularly bad news. Positive sentiment, market liquidity and credit availability vanished amidst the first broad-based evidence that years of lax lending standards in sub-prime and home equity mortgage markets had finally reached a critical turning point. A global retrenchment in attitudes toward risky assets began in response to the widely publicized problems and, in some instances, failure of some large lenders and hedge funds. This was a world wide phenomenon, affecting investors not only in the United States, but also in Europe, Asia and the Far East.

     There is reasonable cause for concern. For years, excessive global liquidity has driven down risk premiums and rates of return as investors reached further out the risk spectrum amidst a paucity of yield. Strategies based on leveraging illiquid and complicated investment structures have been preferred investment vehicles, with low quality mortgage and corporate bonds as well as emerging markets taking center stage. Now investors are rethinking higher risk strategies, as they grapple with the probable widespread consequences of declining U.S. home prices, a weakened consumer and a more skeptical and less inviting global investment climate.

     For investors with a reasonably long investment horizon, all is not doom and gloom. The U.S. economy remains fundamentally sound, and although employment and spending will probably weaken in response to lower housing prices, the Federal Reserve has clearly indicated its intention to provide liquidity should economic fundamentals seriously weaken. Corporate balance sheets are also quite sound following years of healthy cash flows which allowed companies to pay down debt and accumulate cash. The jump in market volatility has uncovered investment opportunities -- particularly in higher quality companies with large market capitalizations and geographically diversified customer bases from which to tap strong foreign demand. The investment strategies outlined on the following pages each target a different segment of the U.S. equity and fixed income market, but they all share a common trait in that they are managed by highly experienced, long tenured professionals each of whom has weathered challenging markets during the course of their long careers. The following pages contain investment commentary on each of the Robeco Investment Funds. Please take a minute to review this commentary and feel free to contact us with questions.


Warm regards,

Robeco Investment Funds



2 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited)
================================================================================


Dear Shareholder:

     The Robeco Boston Partners Small Cap Value Fund II returned 10.53% (Institutional share class) and 10.26% (Investor share class) for the one-year period ended August 31, 2007, outperforming its primary benchmark, the Russell 2000 Value(R) Index, which returned 6.64%.

     The last year has been a diverse period in the markets. While the latter half of 2006 provided month after month of positive returns in the U.S. equity market, year-to-date 2007 has reminded investors that stocks can go down as well as up. As the year opened, weakness in the housing market spread to the mortgage market. As several prominent mortgage lenders ran into financial difficulty and news spread of certain large hedge fund failures, investors became cautious and liquidity began to leave the financial markets, negatively impacting the equity markets. However, the U.S. equity markets - including small cap value - were up again in August, though more volatility than we have seen in recent years.

     Amidst the recent market turmoil, the Robeco Boston Partners Small Cap Value Fund II remains ahead of its benchmark for both the year-to-date and one-year periods ended August 31, 2007. The portfolio's holdings in the Finance, Capital Goods, Consumer Durables and Health Care sectors were the main drivers of the portfolio's outperformance. Although the portfolio's avoidance of banks detracted during much of 2006, it was a primary contributor to relative performance for the fiscal year. Stock selection in the Capital Goods and Consumer Durables sectors also helped add value to the portfolio. Within the portfolio, other areas affected by investor nervousness were Consumer Services and REITs, and sub-par stock selection in the Consumer Services sector made it the largest detractor. Overall, the portfolio has produced attractive relative returns in the majority of economic sectors, largely due to our diversification and strong stock selection.

     Our bottom-up investment process has continued to emphasize attractive valuations and strong profitability, attributes which we believe will drive outperformance over time. While market declines are disappointing, the portfolio should not reach speculative levels due to its value strategy and thus is well-positioned over the long-term. As we continually look for under-priced stocks in our process and stress strong fundamentals, the portfolio should hold up well in volatile periods when risk is being priced into the market. As a value investor in this environment, we will selectively respond to stock-specific opportunities where we believe the market has overreacted but are always mindful of the risk/reward tradeoff and will continue to be so going forward.

     The Robeco Boston Partners Small Cap Value Fund II is open to new investors. We will continue to monitor cash flows closely to ensure that we maintain asset levels which enable us to manage the portfolio effectively for the benefit of its shareholders.


Sincerely,




David Dabora
Robeco Boston Partners Small Cap Value Fund II
Portfolio Manager


-----------------------
Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

===========================================================
   TOP TEN POSITIONS (AS OF 8/31/07)       % OF NET ASSETS
===========================================================
   Platinum Underwriters Holdings Ltd.               2.38%
-----------------------------------------------------------
   Live Nation, Inc.                                 1.56%
-----------------------------------------------------------
   Max Re Capital Ltd.                               1.50%
-----------------------------------------------------------
   FTI Consulting, Inc.                              1.36%
-----------------------------------------------------------
   BankUnited Financial Corp.                        1.29%
-----------------------------------------------------------
   Mentor Corp.                                      1.28%
-----------------------------------------------------------
   Insight Enterprises, Inc.                         1.27%
-----------------------------------------------------------
   IndyMac Bancorp, Inc.                             1.26%
-----------------------------------------------------------
   Warnaco Group, Inc., (The)                        1.21%
-----------------------------------------------------------
   IPC Holdings Ltd.                                 1.18%
-----------------------------------------------------------

===========================================================
   PORTFOLIO REVIEW (AS OF 8/31/07)
===========================================================
   P/E: Price/Earnings                               14.1x
-----------------------------------------------------------
   P/B: Price/Book                                    1.6x
-----------------------------------------------------------
   Holdings                                            176
-----------------------------------------------------------
   Wtd. Average Mkt. Cap. (mil)                     $1,109
-----------------------------------------------------------
   ROE: Return on Equity                              13.2
-----------------------------------------------------------
   OROA: Operating Return
     on Operating Assets                              32.7
-----------------------------------------------------------


Portfolio holdings are subject to change at any time.


                                                          ANNUAL REPORT 2007 | 3

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (continued)
================================================================================

             Comparison of Change in Value of $10,000 Investment in
     Robeco Boston Partners Small Cap Value Fund II Institutional Class vs.
                                Russell Indices

[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                             Small Cap Value
                                Fund II--
                              Institutional    Russell 2000      Russell 2000(R)
                                  Class       Value(R) Index         Index
                             ---------------  --------------     ---------------
             7/1/98             $10,000           $10,000            $10,000
            7/31/98               9,280             9,217              9,190
            8/31/98               7,620             7,774              7,405
           11/30/98               7,930             8,686              8,746
            2/28/99               7,640             8,157              8,649
            5/31/99               8,670             9,099              9,711
            8/31/99               8,670             8,868              9,506
           11/30/99               8,450             8,561             10,117
            2/29/00               8,714             9,118             12,911
            5/31/00               9,854             9,074             10,673
            8/31/00              11,395            10,081             12,087
           11/30/00              11,225             9,784             10,057
            2/28/01              14,382            11,118             10,736
            5/31/01              16,926            11,741             11,281
            8/31/01              17,613            11,898             10,682
           11/30/01              17,172            11,641             10,542
            2/28/02              17,995            12,594             10,773
            5/31/02              19,739            13,550             11,224
            8/31/02              16,312            11,232              9,034
           11/30/02              15,939            11,431              9,426
            2/28/03              14,437            10,277              8,393
            5/31/03              18,135            12,536             10,306
            8/31/03              20,970            13,892             11,660
           11/30/03              22,943            15,422             12,846
            2/29/04              25,689            16,854             13,799
            5/31/04              24,956            16,399             13,427
            8/31/04              23,897            16,600             12,984
           11/30/04              26,748            19,080             15,062
            2/28/05              27,522            19,153             15,113
            5/31/05              27,107            18,876             14,746
            8/31/05              29,298            20,353             15,985
           11/30/05              30,163            20,613             16,291
            2/28/06              31,565            22,143             17,621
            5/31/06              31,702            22,314             17,434
            8/31/06              31,182            22,940             17,477
           11/30/06              34,435            25,038             19,128
            2/28/07              35,381            27,285             19,357
            5/31/07              38,141            28,926             20,733
            8/31/07              34,467            26,347             19,465

The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 1998 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.


                        For Period Ended August 31, 2007
                           Average Annual Total Return

                                                                                       SINCE
                                                  1 YEAR      3 YEAR      5 YEAR     INCEPTION(1)
                                                ----------   ---------  ----------  -------------
  Small Cap Value Fund II -- Institutional Class   10.53%      12.98%     16.14%       14.45%
  Russell 2000 Value(R) Index                       6.64%      13.80%     16.85%       10.25%
  Russell 2000(R) Index(2)                         11.36%      14.45%     16.60%        7.53%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.53%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.


(1) For the period July 1, 1998 (commencement of operations) through August 31, 2007.
(2) This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.


4 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (concluded)
================================================================================


             Comparison of Change in Value of $10,000 Investment in
        Robeco Boston Partners Small Cap Value Fund II Investor Class vs.
                                Russell Indices

[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                             Small Cap Value
                                Fund II--
                                Investor      Russell 2000      Russell 2000(R)
                                  Class       Value(R) Index         Index
                             ---------------  --------------     ---------------
             7/1/98             $10,000           $10,000            $10,000
            7/31/98               9,290             9,217              9,190
            8/31/98               7,630             7,774              7,405
           11/30/98               7,940             8,686              8,746
            2/28/99               7,640             8,157              8,649
            5/31/99               8,660             9,099              9,711
            8/31/99               8,650             8,868              9,506
           11/30/99               8,440             8,561             10,117
            2/29/00               8,700             9,118             12,911
            5/31/00               9,830             9,074             10,673
            8/31/00              11,360            10,081             12,087
           11/30/00              11,180             9,784             10,057
            2/28/01              14,325            11,118             10,736
            5/31/01              16,858            11,741             11,281
            8/31/01              17,525            11,898             10,682
           11/30/01              17,084            11,641             10,542
            2/28/02              17,896            12,594             10,773
            5/31/02              19,619            13,550             11,224
            8/31/02              16,204            11,232              9,034
           11/30/02              15,809            11,431              9,426
            2/28/03              14,318            10,277              8,393
            5/31/03              17,973            12,536             10,306
            8/31/03              20,766            13,892             11,660
           11/30/03              22,708            15,422             12,846
            2/29/04              25,401            16,854             13,799
            5/31/04              24,668            16,399             13,427
            8/31/04              23,609            16,600             12,984
           11/30/04              26,407            19,080             15,062
            2/28/05              27,159            19,153             15,113
            5/31/05              26,720            18,876             14,746
            8/31/05              28,878            20,353             15,985
           11/30/05              29,696            20,613             16,291
            2/28/06              31,056            22,143             17,621
            5/31/06              31,179            22,314             17,434
            8/31/06              30,645            22,940             17,477
           11/30/06              33,819            25,038             19,128
            2/28/07              34,738            27,285             19,357
            5/31/07              37,421            28,926             20,733
            8/31/07              33,790            26,347             19,465

The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 1998 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.


                        For Period Ended August 31, 2007
                           Average Annual Total Return

                                                                                       SINCE
                                                  1 YEAR      3 YEAR      5 YEAR     INCEPTION(1)
                                                ----------   ---------  ----------  -------------
  Small Cap Value Fund II -- Investor Class        10.26%      12.69%     15.83%       14.20%
  Russell 2000 Value(R) Index                       6.64%      13.80%     16.85%       10.25%
  Russell 2000(R) Index(2)                         11.36%      14.45%     16.60%        7.53%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.78%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.


(1) For the period July 1, 1998 (commencement of operations) through August 31, 2007.
(2) This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

                                                          ANNUAL REPORT 2007 | 5

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited)
================================================================================

Dear Shareholder:

     The Robeco Boston Partners Long/Short Equity Fund returned 2.61% (Institutional share class) and 2.35% (Investor share class) for the fiscal year ended August 31, 2007.
     Investor sentiment turned decidedly negative toward the end of 2006, as evidence of a slowing U.S. housing market caused concerns of a consumer-led slowdown in the economy. Starting in September 2006, we began to see a structural shift in market sentiment fueled by negative economic news, weaker consumer confidence, and a cooling in the housing sector. Despite this challenging economic environment, the Fund continued to post solid returns, outperforming the S&P 500(R) index in the second half of 2006 and through the first quarter of 2007. Leading into the New Year, short opportunities fitting our security selection were abundant and we increased our short exposure by almost 20%. This shift moved the portfolio from a net long exposure of roughly 70%, at the end of 2006, which is at the upper end of our two year range, to approximately 55% net long by the end of the first quarter.
     The summer months proved to be challenging for the Fund as the market dealt the portfolio a bit of a head-wind with growth issues outperforming value-oriented stocks across all capitalizations. By the end of August, for the 2007 year-to-date period, the Fund moved into negative territory, although still positive for the Fund's fiscal year ended August 31, 2007.
     The most meaningful impact on the Fund resulted from indiscriminant buying at the highest end of the valuation spectrum. In other words, stocks with excessive valuations that are perceived to be growing at high multiples are being bought by momentum players, which is further compounded by generally high short interest ratios among most of the names. In the short run, this type of activity was particularly harmful to our short portfolio as a select number of positions that we believed were on the verge of "cracking" now appear to be a bit further off. Market volatility continued into August as investors came to terms with an increase in mortgage defaults, tightening credit markets and their potential impact on the economy. We remain steadfast in our conviction and value approach to investing and have used this period to build on short positions that we believe to be grossly overvalued with near-term events that will cause a change in value. In some instances, we have elected to reduce exposure where our catalyst for payoff has been pushed into the future.
     Our bottom-up value discipline has yielded a portfolio that we feel is attractively positioned relative to the short portfolio from both a valuation and profitability standpoint. The long portfolio trades at 14.2x price-to-earnings and 1.9x price-to-book value, and the short portfolio trades at 22.9x price-to-earnings and 3.9x price-to-book value. The Fund is well diversified with approximately 120 positions on the long side and 155 positions on the short side. We believe that consistently positioning the portfolio with these general characteristics increases the probability of success over the long term and it continues to be the focus of our efforts.
     The Fund remains closed to new investors.
     We appreciate the confidence you have placed in our team and your support of the Fund.

Sincerely,

Robert Jones
Robeco Boston Partners Long/Short Equity Fund Portfolio Manager

-----------------------
Long/Short  Equity is an absolute  return  product that  balances long and short portfolio strategies and seeks to achieve stable absolute returns with approximately half the risk of the S&P 500(R) Index. However, this product is not risk neutral. It is exposed to style, capitalization, sector and short-implementation risk. Use of the S&P 500(R) Index is for comparative purposes only since Long/Short returns are not correlated to equity market returns. An absolute return benchmark of 15% is the more appropriate measure for this product.

Investors should note that the Fund is an actively managed mutual fund while the S&P 500(R) Index is unmanaged, does not incur expenses and is not available for investment.


===========================================================
   TOP TEN POSITIONS (AS OF 8/31/07)       % OF NET ASSETS
===========================================================
   Pfizer, Inc.                                      3.02%
-----------------------------------------------------------
   KHD Humboldt Wedag International Ltd.             2.90%
-----------------------------------------------------------
   Loews Corp.                                       2.53%
-----------------------------------------------------------
   Johnson & Johnson                                 2.45%
-----------------------------------------------------------
   Citigroup, Inc.                                   1.96%
-----------------------------------------------------------
   WD-40 Co.                                         1.88%
-----------------------------------------------------------
   Graphic Packaging Corp.                           1.78%
-----------------------------------------------------------
   E-Z-Em, Inc.                                      1.78%
-----------------------------------------------------------
   Orthofix International                            1.76%
-----------------------------------------------------------
   Cornell Companies, Inc.                           1.57%
-----------------------------------------------------------

===========================================================
   PORTFOLIO REVIEW (AS OF 8/31/07)         LONG    SHORT
===========================================================
   P/E: Price/Earnings                     15.8x    18.2x
-----------------------------------------------------------
   P/B: Price/Book                          1.9x     3.8x
-----------------------------------------------------------
   Holdings                                  111      155
-----------------------------------------------------------
   Wtd. Average Mkt. Cap. (mil)          $26,869   $1,411
-----------------------------------------------------------
   ROE: Return on Equity                    10.5      5.9
-----------------------------------------------------------
   OROA: Operating Return
     on Operating Assets                    39.2     34.1
-----------------------------------------------------------


Portfolio holdings are subject to change at any time.

6 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (continued)
================================================================================


             Comparison of Change in Value of $10,000 Investment in
      Robeco Boston Partners Long/Short Equity Fund Institutional Class vs.
                                S&P 500(R) Index

[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                              Long/Short
                             Equity Fund--
                             Institutional      S&P 500(R)
                                 Class            Index
                             -------------      ----------
           11/17/98             $10,000           $10,000
           11/30/98               9,580            10,000
            2/28/99               9,080            10,675
            5/31/99               9,500            11,260
            8/31/99               9,460            11,457
           11/30/99               8,100            12,088
            2/29/00               8,154            11,928
            5/31/00              10,312            12,440
            8/31/00              10,760            13,328
           11/30/00              11,798            11,581
            2/28/01              14,559            10,951
            5/31/01              15,094            11,128
            8/31/01              16,339            10,078
           11/30/01              16,081            10,165
            2/28/02              16,371             9,909
            5/31/02              17,457             9,587
            8/31/02              16,147             8,265
           11/30/02              16,477             8,487
            2/28/03              16,109             7,662
            5/31/03              16,221             8,815
            8/31/03              15,964             9,262
           11/30/03              15,909             9,768
            2/29/04              16,054            10,614
            5/31/04              15,328            10,430
            8/31/04              16,399            10,322
           11/30/04              16,957            11,023
            2/28/05              18,329            11,353
            5/31/05              18,742            11,288
            8/31/05              19,958            11,617
           11/30/05              20,438            11,915
            2/28/06              19,808            12,305
            5/31/06              20,269            12,262
            8/31/06              22,539            12,648
           11/30/06              23,207            13,652
            2/28/07              24,280            13,778
            5/31/07              25,005            15,057
            8/31/07              23,126            14,563

The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 17, 1998 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500(R) Index is unmanaged, does not incur expenses and is not available for investment.


                        For Period Ended August 31, 2007
                           Average Annual Total Return

                                                                                       SINCE
                                                  1 YEAR      3 YEAR      5 YEAR     INCEPTION(1)
                                                ----------   ---------  ----------  -------------

  Long/Short Equity Fund -- Institutional Class     2.61%      12.14%      7.45%       10.01%
  S&P 500(R) Index                                 15.13%      12.16%     11.99%        4.37%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO (INCLUDING INTEREST AND DIVIDEND EXPENSE ON SHORT SALES), AS STATED IN THE CURRENT PROSPECTUS IS 3.40%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR
PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.



(1) For the period November 17, 1998 (commencement of operations) through August 31, 2007.

                                                          ANNUAL REPORT 2007 | 7

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
 ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (concluded)
================================================================================


             Comparison of Change in Value of $10,000 Investment in
        Robeco Boston Partners Long/Short Equity Fund Investor Class vs.
                                S&P 500(R) Index

[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                              Long/Short
                             Equity Fund--
                               Investor         S&P 500(R)
                                 Class            Index
                             -------------      ----------
           11/17/98            $10,000            $10,000
           11/30/98              9,580             10,000
            2/28/99              9,080             10,675
            5/31/99              9,500             11,260
            8/31/99              9,460             11,457
           11/30/99              8,100             12,088
            2/29/00              8,154             11,928
            5/31/00             10,312             12,440
            8/31/00             10,760             13,328
           11/30/00             11,798             11,581
            2/28/01             14,559             10,951
            5/31/01             15,094             11,128
            8/31/01             16,339             10,078
           11/30/01             16,081             10,165
            2/28/02             16,371              9,909
            5/31/02             17,457              9,587
            8/31/02             16,147              8,265
           11/30/02             16,477              8,487
            2/28/03             16,109              7,662
            5/31/03             16,221              8,815
            8/31/03             15,964              9,262
           11/30/03             15,909              9,768
            2/29/04             16,054             10,614
            5/31/04             15,328             10,430
            8/31/04             16,399             10,322
           11/30/04             16,957             11,023
            2/28/05             18,329             11,353
            5/31/05             18,742             11,288
            8/31/05             19,958             11,617
           11/30/05             20,135             11,915
            2/28/06             19,496             12,305
            5/31/06             19,943             12,262
            8/31/06             22,164             12,648
           11/30/06             22,804             13,652
            2/28/07             23,848             13,778
            5/31/07             24,543             15,057
            8/31/07             22,685             14,563

The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 17, 1998 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500(R) Index is unmanaged, does not incur expenses and is not available for investment.


                        For Period Ended August 31, 2007
                           Average Annual Total Return

                                                                                       SINCE
                                                  1 YEAR      3 YEAR      5 YEAR     INCEPTION(1)
                                                ----------   ---------  ----------  -------------
  Long/Short Equity Fund -- Investor Class          2.35%      11.85%      7.19%        9.77%
  S&P 500(R) Index                                 15.13%      12.16%     11.99%        4.37%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO (INCLUDING INTEREST AND DIVIDEND EXPENSE ON SHORT SALES), AS STATED IN THE CURRENT PROSPECTUS IS 3.65%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR
PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.


(1) For the period November 17, 1998 (commencement of operations) through August 31, 2007.

8 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND (unaudited)
================================================================================


Dear Shareholder:

     The Robeco Boston Partners Large Cap Value Fund outperformed the Russell 1000(R) Value and the S&P 500(R) Indices for the fiscal year (September 1, 2006 to August 31, 2007). During the reporting period, the Fund was up 15.70% (Institutional share class) and 15.45% (Investor share class) versus 12.9% for the Russell 1000 Value(R) Index and 15.1% for the S&P 500(R) Index.

     In 2007, we have seen the return of stock market volatility. As the year opened, weakness in the housing market spread into the mortgage market. This caused the failure of several prominent mortgage lenders. This in turn impacted Wall Street as several brand-named hedge funds failed. Liquidity began to leave the financial markets, causing the equity markets to fall. The vicious cycle continued as over-leveraged equity funds got the double whammy of seeing their assets fall while their margin requirements went up. Their only choice was to sell into the falling market which continued pushing stock prices down. Toward the end of the fiscal year, multi-hundred point moves in the Dow Jones Industrial Average became commonplace as investors vacillated between fear and greed. The financial press ran headlines proclaiming unprecedented volatility and several asset managers (who lost money) claimed this was a "1 in 200 year event."

     This was not a 1 in 200 year event. What happened in fiscal 2007 is typical of what happens at turning points in the market. It exposed investment strategies that relied on excessive leverage to produce their returns.

     The Robeco Boston Partners Large Cap Value Fund benefited during this turmoil because the portfolio has a quality bias. Over the last several years, we have been able to take advantage of an anomaly in the stock market by buying highly profitable companies at what, we believe, are very attractive prices. This has led our profitability characteristics to be greater than both the Russell 1000 Value(R) and the S&P 500(R) Indices. While it seems obvious that a portfolio of highly profitable companies, purchased at reasonable prices, should outperform (it does in the long term), this combination has not outperformed in the last several years. Fiscal 2007 saw the importance of quality return as investors gravitated toward high quality stocks while low quality stocks underperformed. We are maintaining our quality bias in the portfolio, as we believe the recent outperformance of this segment of the market still has a long way to go.

     We continue to overweight the Technology and Health Care sectors while underweighting the Utility and Communications sectors. However, we do not actively choose sectors to overweight or underweight. Instead, we choose stocks that have attractive valuation and favorable business fundamentals. The sector weights are a byproduct of our stock selection process. Technology and Health Care today contain what we believe are a large number of attractively valued and fundamentally sound companies. Conversely, in the Utility and Communications sectors, we see a dearth of opportunities. Our exposure to the Energy sector came down throughout the fiscal year as our energy holdings hit their target prices and we sold many of the stocks. We continue to have no exposure to the Transportation and Other (primarily REITs) sectors.

     We will continue to look for companies that have strong business fundamentals and are selling at attractive valuations. On a bottom-up basis, we will invest in companies generating substantial free cash flow and using it with prudence. We believe these types of companies have a higher probability of success, regardless of market conditions, and will position the Fund to do well over the long term.


Sincerely,

Mark Donovan and David Pyle
Robeco Boston Partners Large Cap Value Fund Portfolio Managers



-----------------------
Investors should note that the Fund is an actively managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment.

===========================================================
   TOP TEN POSITIONS (AS OF 8/31/07)       % OF NET ASSETS
===========================================================
   Citigroup, Inc.                                   3.66%
-----------------------------------------------------------
   ConocoPhillips                                    3.56%
-----------------------------------------------------------
   Lockheed Martin Corp.                             3.37%
-----------------------------------------------------------
   Berkshire Hathaway, Inc., Class B                 3.37%
-----------------------------------------------------------
   JP Morgan Chase & Co.                             3.03%
-----------------------------------------------------------
   Exxon Mobil Corp.                                 2.99%
-----------------------------------------------------------
   American International Group, Inc.                2.86%
-----------------------------------------------------------
   Procter & Gamble Co., (The)                       2.76%
-----------------------------------------------------------
   Freddie Mac                                       2.73%
-----------------------------------------------------------
   Pfizer, Inc.                                      2.60%
-----------------------------------------------------------

===========================================================
   PORTFOLIO REVIEW (AS OF 8/31/07)
===========================================================
   P/E: Price/Earnings                              14.2x
-----------------------------------------------------------
   P/B: Price/Book                                   2.3x
-----------------------------------------------------------
   Holdings                                            81
-----------------------------------------------------------
   Wtd. Average Mkt. Cap. (mil)                   $91,228
-----------------------------------------------------------
   ROE: Return on Equity                             19.7
-----------------------------------------------------------
   OROA: Operating Return
     on Operating Assets                             54.3
-----------------------------------------------------------


Portfolio holdings are subject to change at any time.


                                                          ANNUAL REPORT 2007 | 9

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
 ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND (unaudited) (continued)
================================================================================


             Comparison of Change in Value of $10,000 Investment in
       Robeco Boston Partners Large Cap Value Fund Institutional Class vs.
                                Various Indices

[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                 Large Cap Value
             Fund -- Institutional    S&P 500(R)     Russell 1000 Value(R)
                     Class              Index                Index
             ---------------------    ----------     ---------------------
  8/31/97           $10,000            $10,000             $10,000
 11/30/97            10,281             10,668              10,764
  2/28/98            11,064             11,763              11,656
  5/31/98            11,098             12,275              12,268
  8/31/98             8,977             10,810              10,389
 11/30/98            10,216             13,191              12,388
  2/28/99             9,938             14,082              12,730
  5/31/99            10,978             14,853              14,050
  8/31/99            10,514             15,113              13,514
 11/30/99            10,660             15,946              13,684
  2/29/00             9,552             15,735              12,313
  5/31/00            11,141             16,410              13,799
  8/31/00            11,775             17,581              14,074
 11/30/00            12,289             15,276              14,013
  2/28/01            13,026             14,446              14,360
  5/31/01            13,503             14,679              14,860
  8/31/01            12,911             13,294              13,919
 11/30/01            13,083             13,408              13,573
  2/28/02            13,164             13,071              13,808
  5/31/02            13,349             12,646              14,035
  8/31/02            11,275             10,902              12,090
 11/30/03            11,254             11,195              12,269
  2/28/03            10,262             10,107              11,147
  5/31/03            11,902             11,628              12,933
  8/31/03            12,013             12,218              13,497
 11/30/03            12,789             12,885              14,376
  2/29/04            14,350             14,001              15,862
  5/31/04            13,993             13,759              15,496
  8/31/04            14,160             13,616              15,860
 11/30/04            15,323             14,540              17,201
  2/28/05            16,026             14,976              18,039
  5/31/05            15,745             14,890              17,895
  8/31/05            16,893             15,325              18,533
 11/30/05            17,299             15,765              18,914
  2/28/06            18,196             16,231              19,097
  5/31/06            18,261             16,175              19,344
  8/31/06            18,993             16,684              20,274
 11/30/06            20,509             18,008              21,841
  2/28/07            20,857             18,174              22,265
  5/31/07            22,920             19,861              24,293
  8/31/07            21,974             19,210              22,882

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1997 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment.


                        For Period Ended August 31, 2007
                           Average Annual Total Return

                                                  1 YEAR      3 YEAR      5 YEAR     10 YEAR
                                                ----------   ---------  ----------  -------------
  Large Cap Value Fund -- Institutional Class      15.70%      15.77%     14.28%        8.19%
  S&P 500(R) Index                                 15.13%      12.16%     11.99%        6.74%
  Russell 1000 Value(R) Index(1)                   12.85%      14.54%     14.54%        9.07%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.22%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.



(1) This is not a primary benchmark of the Fund. Results of index performance are presented for general comparative purposes.

10 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
 ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND (unaudited) (concluded)
================================================================================


             Comparison of Change in Value of $10,000 Investment in
 Robeco Boston Partners Large Cap Value Fund Investor Class vs. Various Indices

[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                 Large Cap Value
                Fund -- Investor      S&P 500(R)     Russell 1000 Value(R)
                     Class              Index                Index
                ----------------      ----------     ---------------------
   8/31/97          $10,000            $10,000             $10,000
  11/30/97           10,281             10,668              10,764
   2/28/98           11,060             11,763              11,656
   5/31/98           11,102             12,275              12,268
   8/31/98            8,972             10,810              10,389
  11/30/98           10,205             13,191              12,388
   2/28/99            9,925             14,082              12,730
   5/31/99           10,951             14,853              14,050
   8/31/99           10,484             15,113              13,514
  11/30/99           10,620             15,946              13,684
   2/29/00            9,505             15,735              12,313
   5/31/00           11,088             16,410              13,799
   8/31/00           11,708             17,581              14,074
  11/30/00           12,212             15,276              14,013
   2/28/01           12,936             14,446              14,360
   5/31/01           13,403             14,679              14,860
   8/31/01           12,815             13,294              13,919
  11/30/01           12,973             13,408              13,573
   2/28/02           13,047             13,071              13,808
   5/31/02           13,218             12,646              14,035
   8/31/02           11,165             10,902              12,090
  11/30/03           11,133             11,195              12,269
   2/28/03           10,136             10,107              11,147
   5/31/03           11,752             11,628              12,933
   8/31/03           11,860             12,218              13,497
  11/30/03           12,624             12,885              14,376
   2/29/04           14,144             14,001              15,862
   5/31/04           13,797             13,759              15,496
   8/31/04           13,938             13,616              15,860
  11/30/04           15,076             14,540              17,201
   2/28/05           15,763             14,976              18,039
   5/31/05           15,480             14,890              17,895
   8/31/05           16,592             15,325              18,533
  11/30/05           16,973             15,765              18,914
   2/28/06           17,850             16,231              19,097
   5/31/06           17,901             16,175              19,344
   8/31/06           18,606             16,684              20,274
  11/30/06           20,080             18,008              21,841
   2/28/07           20,408             18,174              22,265
   5/31/07           22,401             19,861              24,293
   8/31/07           21,480             19,210              22,882

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1997 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment.


                        For Period Ended August 31, 2007
                           Average Annual Total Return

                                                  1 YEAR      3 YEAR      5 YEAR     10 YEAR
                                                ----------   ---------  ----------  -------------
  Large Cap Value Fund -- Investor Class           15.45%      15.51%     13.98%      7.95%
  S&P 500(R) Index                                 15.13%      12.16%     11.99%      6.74%
  Russell 1000 Value(R) Index(1)                   12.85%      14.54%     14.54%      9.07%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.47%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) This is not a primary benchmark of the Fund. Results of index performance are presented for general comparative purposes.

                                                         ANNUAL REPORT 2007 | 11

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
ROBECO BOSTON PARTNERS MID CAP VALUE FUND (unaudited)
================================================================================


Dear Shareholder:

     The Robeco Boston Partners Mid Cap Value Fund outperformed the Russell Mid Cap Value(R) Index for the one-year period ended August 31, 2007. During the reporting period, the Institutional share class returned 21.32% and the Investor share class returned 21.02% versus the Russell Mid Cap Value(R) Index which returned 12.43%.

     Nine of thirteen economic sectors contributed to the outperformance. Areas of relative strength included Consumer Services, Technology, and Consumer Non-Durables. In addition, the large underweight in the REIT sector (which significantly lagged the Index) contributed materially to the outperformance of the Fund. Areas of relative weakness included Basic Industries and Utilities.

     We have continued to be overweight in both Health Care and Technology, where we have found companies with strong balance sheets, and generating strong returns on capital, also selling at attractive valuations. We also continue to underweight both Utilities and REITs, due to high valuations. In aggregate, the positions that constitute the Fund have above average profitability and growth characteristics, while selling at a discount to the benchmark, on a price to earnings multiple basis. High quality and attractive valuations remain the predominant themes in the portfolio.


Warm Regards,

Steven Pollack and Joseph Feeney
Robeco Boston Partners Mid Cap Value Fund Portfolio Managers


-----------------------
Mid size company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

===========================================================
   TOP TEN POSITIONS (AS OF 8/31/07)       % OF NET ASSETS
===========================================================
   Annaly Capital Management Inc. (REIT)             2.16%
-----------------------------------------------------------
   Harris Corp.                                      1.83%
-----------------------------------------------------------
   Meredith Corp.                                    1.71%
-----------------------------------------------------------
   Commerce Bancorp, Inc.                            1.69%
-----------------------------------------------------------
   Lubrizol Corp. (The)                              1.63%
-----------------------------------------------------------
   General Mills, Inc.                               1.62%
-----------------------------------------------------------
   Symantec Corp.                                    1.61%
-----------------------------------------------------------
   Mentor Corp.                                      1.52%
-----------------------------------------------------------
   Stanley Works, (The)                              1.48%
-----------------------------------------------------------
   Davita, Inc.                                      1.46%
-----------------------------------------------------------

===========================================================
   PORTFOLIO REVIEW (AS OF 8/31/07)
===========================================================
   P/E: Price/Earnings                              16.2x
-----------------------------------------------------------
   P/B: Price/Book                                   2.5x
-----------------------------------------------------------
   Holdings                                           103
-----------------------------------------------------------
   Wtd. Average Mkt. Cap. (mil)                    $8,328
-----------------------------------------------------------
   ROE: Return on Equity                             16.9
-----------------------------------------------------------
   OROA: Operating Return
     on Operating Assets                             39.4
-----------------------------------------------------------

Portfolio holdings are subject to change at any time.

12 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
ROBECO BOSTON PARTNERS MID CAP VALUE FUND (unaudited) (continued)
================================================================================


             Comparison of Change in Value of $10,000 Investment in
        Robeco Boston Partners Mid Cap Value Fund Institutional Class vs.
                                Russell Indices

[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                 Mid Cap
               Value Fund--
              Institutional   Russell Midcap   Russell 2500(R)   Russell 2500(R)
                  Class       Value(R) Index     Value Index          Index
              -------------   --------------   ---------------   ---------------
  8/31/97        $10,000          $10,000          $10,000          $10,000
 11/30/97         10,218           10,644           10,514           10,221
  2/28/98         11,479           11,561           11,387           11,000
  5/31/98         11,691           11,807           11,566           10,992
  8/31/98          8,727            9,663            9,092            8,315
 11/30/98          9,730           11,273           10,378            9,857
  2/28/99          9,599           11,095            9,859            9,751
  5/31/99         10,622           12,371           11,035           11,019
  8/31/99         10,567           11,777           10,771           11,008
 11/30/99          9,811           11,301           10,500           11,708
  2/29/00          8,867           10,454           10,586           14,511
  5/30/00         10,335           11,970           11,340           12,871
  8/31/00         10,906           12,516           12,147           14,518
 11/30/00         10,457           12,709           11,914           12,459
  2/28/01         11,088           13,722           13,186           13,077
  5/31/01         11,982           14,476           14,004           13,855
  8/31/01         11,803           13,966           13,924           13,104
 11/30/01         11,775           13,589           13,617           12,969
  2/28/02         12,485           14,529           14,704           13,290
  5/31/02         13,017           15,238           15,623           13,757
  8/31/02         10,744           13,285           13,399           11,467
 11/30/02         10,910           13,100           13,389           11,793
  2/28/03         10,079           12,227           12,270           10,697
  5/31/03         11,975           14,363           14,717           12,918
  8/31/03         12,829           15,443           16,259           14,516
 11/30/03         13,904           16,924           18,086           16,032
  2/29/04         15,110           18,569           19,800           17,247
  5/31/04         15,065           18,268           19,293           16,855
  8/31/04         14,675           18,704           19,493           16,354
 11/30/04         16,682           21,024           22,148           18,654
  2/28/05         17,181           22,075           22,669           19,157
  5/31/05         17,366           22,313           22,724           19,016
  8/31/05         18,486           23,951           24,369           20,474
 11/30/05         18,908           24,365           24,646           20,908
  2/28/06         19,505           25,913           26,276           22,420
  5/31/06         19,626           26,997           26,362           22,270
  8/31/06         19,747           27,761           26,839           22,126
 11/30/06         21,941           30,197           29,270           24,236
  2/28/07         23,183           31,633           30,183           24,964
  5/31/07         25,652           34,126           32,252           26,938
  8/31/07         23,957           31,207           29,191           25,199

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1997 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.


                        For Period Ended August 31, 2007
                           Average Annual Total Return

                                                  1 YEAR      3 YEAR      5 YEAR     10 YEAR
                                                ----------   ---------  ----------  -------------
  Mid Cap Value Fund -- Institutional Class        21.32%      17.75%     17.40%       9.13%
  Russell Midcap Value(R) Index                    12.43%      17.39%     17.90%      11.70%
  Russell 2500(R) Value Index(1)                    8.76%      14.40%     16.85%      11.31%
  Russell 2500(R) Index(1)                         13.89%      15.50%     17.05%       9.68%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.38%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) This is not a primary benchmark of the Fund. Results of index performance are presented for general comparative purposes.


                                                         ANNUAL REPORT 2007 | 13

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
 ROBECO BOSTON PARTNERS MID CAP VALUE FUND (unaudited) (concluded)
================================================================================


             Comparison of Change in Value of $10,000 Investment in
  Robeco Boston Partners Mid Cap Value Fund Investor Class vs. Russell Indices

[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                 Mid Cap
               Value Fund--
                Investor      Russell Midcap   Russell 2500(R)   Russell 2500(R)
                  Class       Value(R) Index     Value Index          Index
              -------------   --------------   ---------------   ---------------
  8/31/97        $10,000          $10,000          $10,000          $10,000
 11/30/97         10,209           10,644           10,514           10,221
  2/28/98         11,474           11,561           11,387           11,000
  5/31/98         11,677           11,807           11,565           10,992
  8/31/98          8,723            9,663            9,092            8,315
 11/30/98          9,714           11,273           10,378            9,857
  2/28/99          9,585           11,095            9,859            9,751
  5/31/99         10,594           12,371           11,035           11,019
  8/31/99         10,538           11,777           10,771           11,008
 11/30/99          9,770           11,301           10,500           11,708
  2/29/00          8,835           10,454           10,586           14,511
  5/30/00         10,291           11,970           11,339           12,871
  8/31/00         10,845           12,515           12,147           14,518
 11/30/00         10,394           12,709           11,914           12,459
  2/28/01         11,020           13,722           13,186           13,077
  5/31/01         11,896           14,476           14,004           13,855
  8/31/01         11,707           13,966           13,924           13,104
 11/30/01         11,679           13,589           13,617           12,969
  2/28/02         12,375           14,529           14,704           13,290
  5/31/02         12,896           15,237           15,623           13,757
  8/31/02         10,623           13,285           13,399           11,467
 11/30/02         10,790           13,100           13,389           11,793
  2/28/03          9,969           12,227           12,270           10,697
  5/31/03         11,832           14,363           14,717           12,918
  8/31/03         12,675           15,443           16,259           14,516
 11/30/03         13,728           16,924           18,086           16,032
  2/29/04         14,904           18,569           19,800           17,247
  5/31/04         14,859           18,268           19,293           16,855
  8/31/04         14,459           18,704           19,492           16,354
 11/30/04         16,428           21,024           22,148           18,654
  2/28/05         16,905           22,075           22,668           19,157
  5/31/05         17,076           22,313           22,724           19,016
  8/31/05         18,169           23,950           24,369           20,474
 11/30/05         18,577           24,365           24,646           20,908
  2/28/06         19,140           25,913           26,276           22,420
  5/31/06         19,261           26,997           26,362           22,270
  8/31/06         19,367           27,761           26,839           22,126
 11/30/06         21,513           30,197           29,270           24,236
  2/28/07         22,702           31,633           30,183           24,964
  5/31/07         25,096           34,126           32,252           26,938
  8/31/07         23,437           31,207           29,191           25,199

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1997 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.


                        For Period Ended August 31, 2007
                           Average Annual Total Return

                                                  1 YEAR      3 YEAR      5 YEAR     10 YEAR
                                                ----------   ---------  ----------  -------------
  Mid Cap Value Fund -- Investor Class             21.02%      17.47%     17.15%       8.89%
  Russell Midcap Value(R) Index                    12.43%      17.39%     17.90%      11.70%
  Russell 2500(R) Value Index(1)                    8.76%      14.40%     16.85%      11.31%
  Russell 2500(R) Index(1)                         13.89%      15.50%     17.05%       9.68%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.63%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) This is not a primary benchmark of the Fund. Results of index performance are presented for general comparative purposes.

14 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
 ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited)
================================================================================


Dear Shareholder:

     The Robeco Boston Partners All-Cap Value Fund produced double-digit returns in nine of thirteen major economic sectors and outperformed the Russell 3000 Value(R) Index for the one-year period ended August 31, 2007. During the reporting period, the Institutional share class returned 14.38% and the Investor share class returned 14.16% versus the Russell 3000(R) Value Index which returned 12.31%. The Fund outperformed the Index by 2.07% for the Institutional share class and by 1.85% for the Investor share class.

     The Fund's relative performance was led by positions in the Consumer Non-Durables, Finance and Technology sectors. Our positions in these areas represented over half of the Fund's market weight and were indicative of the Fund's active positioning. Within the Consumer area, we have continued to take advantage of higher quality businesses at attractive valuations. The Fund is more defensively positioned in terms of credit, and within Finance we have avoided banks in favor of well-managed insurance businesses at attractive discounts to fair value. Within Technology, we have been able to invest in established, market-leading businesses at attractive valuations. These attributes have not been as readily recognized by the market in the Health Care area, where we have been patiently investing in world-class pharmaceutical companies at historically low valuations.

     Stock selection drove the Fund's performance last year, and we look to continue to execute on stock-specific opportunities within the entire market that meet our criteria. We believe the Fund's construction, in terms of our three-circle discipline (attractive valuations, sound fundamentals and catalysts for change), has positioned the Fund well for favorable returns over the longer term.


Regards,

Duilio Ramallo
Robeco Boston Partners All-Cap Value Fund Portfolio Manager


-------------------------------------------------------------
Small and mid-size company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

===========================================================
   TOP TEN POSITIONS (AS OF 8/31/07)       % OF NET ASSETS
===========================================================
   Loews Corp.                                       5.21%
-----------------------------------------------------------
   ACE Ltd.                                          3.82%
-----------------------------------------------------------
   International Business Machines Corp.             3.59%
-----------------------------------------------------------
   Alleghany Corp.                                   3.53%
-----------------------------------------------------------
   Pfizer, Inc.                                      3.01%
-----------------------------------------------------------
   Hewlett-Packard Co.                               2.55%
-----------------------------------------------------------
   MBIA, Inc.                                        2.40%
-----------------------------------------------------------
   Johnson & Johnson                                 2.37%
-----------------------------------------------------------
   Vodafone Group PLC-ADR                            2.28%
-----------------------------------------------------------
   Freddie Mac                                       2.24%
-----------------------------------------------------------

===========================================================
   PORTFOLIO REVIEW (AS OF 8/31/07)
===========================================================
   P/E: Price/Earnings                              13.4x
-----------------------------------------------------------
   P/B: Price/Book                                   1.8x
-----------------------------------------------------------
   Holdings                                           114
-----------------------------------------------------------
   Wtd. Average Mkt. Cap. (mil)                   $60,366
-----------------------------------------------------------
   ROE: Return on Equity                             16.8
-----------------------------------------------------------
   OROA: Operating Return
     on Operating Assets                             50.3
-----------------------------------------------------------


Portfolio holdings are subject to change at any time.

                                                         ANNUAL REPORT 2007 | 15

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (continued)
================================================================================


             Comparison of Change in Value of $10,000 Investment in
        Robeco Boston Partners All-Cap Value Fund Institutional Class vs.
                                Russell Indices

[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

              All-Cap Value
           Fund--Institutional    Russell 3000      Russell 3000(R)
                  Class          Value(R) Index          Index
           -------------------   --------------    --------------
   7/1/02        $10,000             $10,000           $10,000
  7/31/02          9,240               9,029             9,205
  8/31/02          9,450               9,089             9,248
 11/30/02          9,410               9,226             9,476
  2/28/03          8,666               8,376             8,577
  5/31/03         10,350               9,752             9,942
  8/31/03         10,852              10,222            10,536
 11/30/03         11,925              10,922            11,204
  2/29/04         13,382              12,042            12,122
  5/31/04         13,240              11,760            11,900
  8/31/04         13,402              12,024            11,726
 11/30/04         14,703              13,106            12,664
  2/28/05         15,391              13,692            13,047
  5/31/05         15,465              13,575            13,024
  8/31/05         16,394              14,110            13,523
 11/30/05         16,531              14,390            13,908
  2/28/06         17,212              15,269            14,692
  5/31/06         17,268              15,462            14,624
  8/31/06         17,697              16,175            14,996
 11/30/06         19,287              17,447            16,230
  2/28/07         19,602              17,772            16,462
  5/31/07         21,372              19,338            17,927
  8/31/07         20,241              18,166            17,236

The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 2002 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.


                        For Period Ended August 31, 2007
                           Average Annual Total Return

                                                                                       SINCE
                                                  1 YEAR      3 YEAR      5 YEAR    INCEPTION(1)
                                                ----------   ---------  ---------- -------------
  All-Cap Value Fund -- Institutional Class        14.38%      14.73%     16.46%      14.61%
  Russell 3000 Value(R) Index                      12.31%      14.47%     14.69%      12.09%
  Russell 3000(R) Index(2)                         14.94%      12.96%     12.82%      10.69%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 2.93%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) For the period July 1, 2002 (commencement of operations) through August 31, 2007.
(2) This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

16 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
 ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (concluded)
================================================================================


             Comparison of Change in Value of $10,000 Investment in
  Robeco Boston Partners All-Cap Value Fund Investor Class vs. Russell Indices

[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

              All-Cap Value
              Fund--Investor    Russell 3000      Russell 3000 (R)
                  Class         Value(R) Index         Index
              --------------    --------------    --------------
   7/1/02        $10,000           $10,000            $10,000
  7/31/02          9,230             9,029              9,205
  8/31/02          9,440             9,089              9,248
 11/30/02          9,390             9,226              9,476
  2/28/03          8,637             8,376              8,577
  5/31/03         10,330             9,752              9,942
  8/31/03         10,821            10,222             10,536
 11/30/03         11,873            10,922             11,204
  2/29/04         13,324            12,042             12,122
  5/31/04         13,173            11,760             11,900
  8/31/04         13,324            12,024             11,726
 11/30/04         14,610            13,106             12,664
  2/28/05         15,297            13,692             13,047
  5/31/05         15,360            13,575             13,024
  8/31/05         16,263            14,110             13,523
 11/30/05         16,389            14,390             13,908
  2/28/06         17,059            15,269             14,692
  5/31/06         17,104            15,462             14,624
  8/31/06         17,518            16,175             14,996
 11/30/06         19,088            17,447             16,230
  2/28/07         19,389            17,772             16,462
  5/31/07         21,120            19,338             17,927
  8/31/07         19,999            18,166             17,236

The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 2002 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.


                        For Period Ended August 31, 2007
                           Average Annual Total Return

                                                                                       SINCE
                                                  1 YEAR      3 YEAR      5 YEAR    INCEPTION(1)
                                                ----------   ---------  ---------- -------------
  All-Cap Value Fund -- Investor Class             14.16%      14.50%     16.20%     14.35%
  Russell 3000 Value(R) Index                      12.31%      14.47%     14.69%     12.09%
  Russell 3000(R) Index(2)                         14.94%      12.96%     12.82%     10.69%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 3.18%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) For the period July 1, 2002 (commencement of operations) through August 31, 2007.

(2) This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

                                                         ANNUAL REPORT 2007 | 17

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
ROBECO WPG SMALL CAP VALUE FUND (unaudited)
================================================================================


Dear Shareholder:

     The Robeco WPG Small Cap Value Fund outperformed the Russell 2000 Value Index by 7.64% during the one-year period ended August 31, 2007.

     Areas  of  strength  for  the  Fund  included  Transportation,   Commercial
Services, and Consumer Non-Cyclicals. Areas that detracted from performance were Energy and Financials.

     For most of the year, we had been worried about the impact that tightening credit, a housing slowdown, high commodity prices and a weak dollar would have on the economy and the American consumer. As a result, the portfolio has been operating in a defensive posture for the majority of the year. We see the recent market turbulence as justification for our positioning and we note that riskier asset classes, like small cap stocks, have underperformed the broader markets.

     In expectation of future rate cuts by the Federal Reserve, we are anticipating that the sectors where we have been historically underweight, such as Consumer Discretionary and Financials, will start to outperform. Furthermore, Technology stocks, which typically have healthy balance sheets and rely little on the public markets for financing, should also benefit. However, given our bottom-up stock selection methodology, we do continue to try to find stocks outside of these sectors with attractive risk/reward profiles. We will continue to invest in companies using the same evaluation criteria that have served us well not only for the past year, but since the inception of the Fund.


Regards,

Richard Shuster and Gregory Weiss
WPG Small Cap Value Fund Portfolio Managers

-----------------------
Small and mid size company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.


===========================================================
   TOP TEN POSITIONS (AS OF 8/31/07)       % OF NET ASSETS
===========================================================
   MDC Partners, Inc. (The)                          5.25%
----------------------------------------------------------
   Chiquita Brands International, Inc.               3.10%
----------------------------------------------------------
   Princeton Review, Inc.                            2.84%
----------------------------------------------------------
   Lifepoint Hospitals, Inc.                         2.62%
----------------------------------------------------------
   Legg Corp.                                        2.56%
----------------------------------------------------------
   Sun Communities, Inc.                             2.53%
----------------------------------------------------------
   Lifetime Brands, Inc.                             2.44%
----------------------------------------------------------
   Jarden Corp.                                      2.42%
----------------------------------------------------------
   PeopleSupport, Inc.                               2.26%
----------------------------------------------------------
   Libbey, Inc.                                      2.13%
----------------------------------------------------------

===========================================================
   PORTFOLIO REVIEW (AS OF 8/31/07)
===========================================================
   P/E: Price/Earnings                              16.1x
----------------------------------------------------------
   P/B: Price/Book                                   1.6x
----------------------------------------------------------
   Holdings                                            91
----------------------------------------------------------
   Wtd. Average Mkt. Cap. (mil)                      $711
----------------------------------------------------------
   ROE: Return on Equity                              2.2
----------------------------------------------------------
   OROA: Operating Return
     on Operating Assets                             18.0
----------------------------------------------------------


Portfolio holdings are subject to change at any time.

18 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
ROBECO WPG SMALL CAP VALUE FUND (unaudited) (concluded)
================================================================================


             Comparison of Change in Value of $10,000 Investment in
      Robeco WPG Small Cap Value Fund Institutional Class vs. Russell Index

[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                   WPG
                Small Cap
               Value Fund--
              Institutional     Russell 2000(R)
                  Class           Value Index
              -------------     ---------------
  8/31/97        $10,000             $10,000
 11/30/97         10,307              10,489
  2/28/98         10,704              11,293
  5/31/98         10,458              11,391
  8/31/98          6,959               8,805
 11/30/98          7,690               9,838
  2/28/99          7,162               9,240
  5/31/99          8,343              10,307
  8/31/99          8,857              10,045
 11/30/99         11,002               9,697
  2/29/00         15,958              10,328
  5/31/00         11,956              10,278
  8/31/00         14,916              11,419
 11/30/00         11,327              11,082
  2/28/01         10,725              12,593
  5/31/01         11,206              13,299
  8/31/01          9,857              13,476
 11/30/01          9,904              13,186
  2/28/02          8,997              14,265
  5/31/02          9,107              15,348
  8/31/02          7,860              12,722
 11/30/02          8,287              12,948
  2/28/03          7,316              11,640
  5/31/03          8,645              14,199
  8/31/03          9,858              15,735
 11/30/03         10,726              17,468
  2/29/04         11,980              19,090
  5/31/04         11,559              18,575
  8/31/04         11,579              18,803
 11/30/04         12,786              21,611
  2/28/05         13,550              21,695
  5/31/05         12,561              21,381
  8/31/05         13,335              23,053
 11/30/05         13,144              23,347
  2/28/06         13,840              25,080
  5/31/06         14,436              25,274
  8/31/06         14,289              25,983
 11/30/06         16,183              28,360
  2/28/07         16,407              28,679
  5/31/07         17,882              30,404
  8/31/07         16,330              27,712

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1997 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell index is unmanaged, does not incur expenses and is not available for investment.


                        For Period Ended August 31, 2007
                           Average Annual Total Return

                                                   1 YEAR      3 YEAR      5 YEAR     10 YEAR
                                                 ----------   ---------  ----------  -------------
  WPG Small Cap Value Fund -- Institutional Class   14.28%     12.14%     15.75%       5.03%
  Russell 2000(R) Value Index                        6.64%     13.80%     16.85%      10.73%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. AGREED TO WAIVE A PORTION OF ITS ADVISORY FEE AND REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.43%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.


                                                         ANNUAL REPORT 2007 | 19

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
ROBECO WPG LARGE CAP GROWTH FUND (unaudited)
================================================================================


Dear Shareholder:

     The Robeco WPG Large Cap Growth Fund returned 15.74% for the one-year period ended August 31, 2007, underperforming the Russell 1000(R) Growth Index which returned 17.70% during the period.

     Stock selection made a positive contribution to performance, but was offset by negative contributions from investment style risk and sector risk. However, none of the contributions were statistically significant. At the sector level, stocks in the Basic Materials and Industrials sectors made the strongest positive contributions. Stocks in the Consumer Cyclical and Technology sectors made the strongest negative contributions. The individual stocks making the largest positive contributions to performance were Lyondell Chemical (LYO),
Expedia Inc. (EXP), and Energizer Holdings (ENR); the largest negative contributions came from Micron Technology (MU), RadioShack (RSH), and not owning index member Apple Inc. (AAPL).

     The proprietary quantitative stock selection model made a very modest positive contribution to performance. The momentum and value factors made very modest positive contributions to return, while the share buyback factor made an extremely modest negative contribution to performance.

     The Robeco WPG Large Cap Growth  Fund  seeks to  identify  stocks  that are quantitatively attractive because of rising price momentum and earnings expectations, low relative valuations and high share buybacks. All stocks in the selection universe are scored according to their exposure to each factor. Using a dynamic weighting process, factor scores are combined into a composite score or alpha used to select stocks. A sector-specific model is used for technology stocks. The team selects attractively ranked stocks within economic sectors and applies a rigorous portfolio risk management discipline.

     The above commentary pertains to the Fund's investment strategy during the fiscal year ended August 31, 2007. As of September 4, 2007, the Robeco WPG Large Cap Growth Fund is known as the Robeco WPG 130/30 Large Cap Core Fund as a result of a change in the Fund's investment strategy to a 130/30 strategy that will provide the Fund with shorting capabilities. This new strategy will also result in a change to the S&P 500(R) as its benchmark. We are excited about this opportunity and look forward to being able to add additional value. Further detail on the new strategy can be found in the Prospectus dated September 4, 2007 or by calling 1-888-261-4073.

Regards,

Easton Ragsdale and Peter Albanese
Robeco WPG Large Cap Growth Fund Management Team


-----------------------
Investors should note that the Fund is an actively managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment.

===========================================================
   TOP TEN POSITIONS (AS OF 8/31/07)       % OF NET ASSETS
===========================================================
   Hewlett-Packard Co.                               3.96%
-----------------------------------------------------------
   Intel Corp.                                       3.61%
-----------------------------------------------------------
   International Business Machines Corp.             3.32%
-----------------------------------------------------------
   Microsoft Corp.                                   3.02%
-----------------------------------------------------------
   Pepsi Bottling Group, Inc.                        2.86%
-----------------------------------------------------------
   Energizer Holdings Corp.                          2.84%
-----------------------------------------------------------
   Exxon Mobil Corp.                                 2.83%
-----------------------------------------------------------
   Gilead Sciences, Inc.                             2.49%
-----------------------------------------------------------
   Accenture Ltd., Class A                           2.42%
-----------------------------------------------------------
   Waters Corp.                                      2.41%
-----------------------------------------------------------

===========================================================
   PORTFOLIO REVIEW (AS OF 8/31/07)
===========================================================
   P/E: Price/Earnings                              16.7x
---------------------------------------------------------
   P/B: Price/Book                                   3.5x
---------------------------------------------------------
   Holdings                                            61
---------------------------------------------------------
   Wtd. Average Mkt. Cap. (mil)                   $64,727
---------------------------------------------------------
   ROE: Return on Equity                             30.8
---------------------------------------------------------
   OROA: Operating Return
     on Operating Assets                             44.1
---------------------------------------------------------

Portfolio holdings are subject to change at any time.

20 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
ROBECO WPG LARGE CAP GROWTH FUND (unaudited) (concluded)
================================================================================


             Comparison of Change in Value of $10,000 Investment in
     Robeco WPG Large Cap Growth Fund Institutional Class vs. Russell Index

[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                   WPG
                Large Cap
              Growth Fund--
               Institutional      Russell 1000(R)
                  Class            Growth Index
              -------------      ---------------
  8/31/97        $10,000             $10,000
 11/30/97         10,856              10,533
  2/28/98         11,952              11,795
  5/31/98         12,687              12,081
  8/31/98         10,945              10,824
 11/30/98         13,224              13,551
  2/28/99         13,566              14,926
  5/31/99         13,458              15,250
  8/31/99         13,677              16,056
 11/30/99         14,557              17,819
  2/29/00         15,303              19,666
  5/31/00         15,746              19,059
  8/31/00         17,691              21,427
 11/30/00         14,924              15,758
  2/28/01         13,798              13,545
  5/31/01         13,715              13,398
  8/31/01         11,893              11,716
 11/30/01         12,419              12,167
  2/28/02         12,056              11,434
  5/31/02         11,477              10,602
  8/31/02          9,505               9,119
 11/30/02         10,111               9,407
  2/28/03          8,940               8,505
  5/31/03         10,324               9,768
  8/31/03         11,077              10,402
 11/30/03         11,543              10,983
  2/29/04         12,179              11,669
  5/31/04         11,877              11,530
  8/31/04         11,101              10,961
 11/30/04         11,981              11,624
  2/28/05         12,142              11,801
  5/31/05         12,003              11,916
  8/31/05         12,490              12,292
 11/30/05         12,928              12,756
  2/28/06         13,299              12,919
  5/31/06         13,079              12,648
  8/31/06         13,252              12,744
 11/30/06         14,156              13,824
  2/28/07         14,349              13,960
  5/31/07         15,737              15,225
  8/31/07         15,338              15,001

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1997 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell index is unmanaged, does not incur expenses and is not available for investment.


                        For Period Ended August 31, 2007
                           Average Annual Total Return

                                                        1 YEAR     3 YEAR     5 YEAR     10 YEAR
                                                      ----------  ---------  ---------  ---------
  WPG Large Cap Growth Fund -- Institutional Class       15.74%     11.38%    10.04%     4.37%
  Russell 1000(R) Growth Index                           17.70%     11.02%    10.46%     4.14%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.79%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

                                                         ANNUAL REPORT 2007 | 21

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
ROBECO WPG CORE BOND FUND (unaudited)
================================================================================


Dear Shareholder:

     The Robeco WPG Core Bond Fund returned 4.84% (Institutional share class), 4.58% (Investor share class) and 4.73% (Retirement share class) for the twelve-month period ended August 31, 2007, as compared to a return for the benchmark Lehman Brothers Aggregate Index of 5.26%.

     In the U.S. fixed income market, Treasury yields declined over the twelve months ended August 31, 2007, with 2-year yields falling by 64 basis points to 4.14% and 10-year yields declining by 20 basis points to 4.73%. For the eight-month period ended April 30, 2007, the fixed income market was relatively stable, and the yield differential between Treasury securities and "spread" sectors such as corporate bonds, mortgage-backed securities (MBS) and asset-backed securities (ABS) remained low by historical standards; however, beginning in May, investor concerns emanating from the sub-prime segment of the mortgage market began to expand and negatively impacted all non-government bond sectors. The resulting liquidity crunch continues today.

     In regards to the Fund, the largest positive contributor to performance over the period was the Fund's positioning in corporate bonds. Specifically, a notable underweight in the corporate sector has benefited performance over the past few months during the "credit crunch." Also helping performance during the year was yield curve positioning as the Fund was structured to benefit from the "steepening" which has taken place in the government yield curve.

     On the negative side, a holding in Treasury Inflation Protected  Securities
(TIPS) detracted from performance during the last half of 2006. Also, duration positioning over the past twelve months has weighed on performance. Lastly, although we have emphasized only the top quality, AAA-rated segment of the MBS, ABS, and collateralized MBS market in constructing the structured product component of the Fund, even this market segment came under pressure in the wake of the sub-prime mortgage problems and contributed negative excess returns to performance.

     Going forward, we believe the fixed income market volatility that has persisted over the summer will continue in coming months, with the potential that some of the recent underperformance in non-government sectors could be reversed. At the same time, we intend to maintain an emphasis on quality and liquidity in the Fund's holdings.

Regards,

James Ramsay and Sid Bakst
Robeco WPG Core Bond Fund Portfolio Managers


================================================================================
   TOP TEN POSITIONS (AS OF 8/31/07)                          % OF NET ASSETS
================================================================================
   Federal National Mortgage Association, 5.000%, 03/01/36             8.92%
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp., 4.875%, 11/18/11                  6.57%
--------------------------------------------------------------------------------
   Federal National Mortgage Association,  5.000%, 04/01/22            3.98%
--------------------------------------------------------------------------------
   U.S. Treasury Note, 4.750%, 05/31/12                                3.83%
--------------------------------------------------------------------------------
   Federal National Mortgage Association, 5.500%, 07/01/34             3.23%
--------------------------------------------------------------------------------
   Federal National Mortgage Association, 5.000%, 02/13/17             3.12%
--------------------------------------------------------------------------------
   Federal Home Loan Mortgage Corp., 6.000%, 08/01/22                  3.00%
--------------------------------------------------------------------------------
   Federal National Mortgage Association, 5.500%, 12/01/36             2.78%
--------------------------------------------------------------------------------
   U.S. Treasury Note, 4.750%, 08/15/17                                2.61%
--------------------------------------------------------------------------------
   Government National Mortgage Association, 5.500%, 02/15/37          2.58%
--------------------------------------------------------------------------------


Portfolio holdings are subject to change at any time.

22 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
 ROBECO WPG CORE BOND FUND (unaudited) (continued)
================================================================================


             Comparison of Change in Value of $10,000 Investment in
        Robeco WPG Core Bond Fund Institutional Class vs. Lehman Brothers
                                Aggregate Index

[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                        WPG                   Lehman
                  Core Bond Fund--           Brothers
                   Institutional            Aggregate
                       Class                  Index
                  ----------------          ---------
  8/31/97             $10,000                $10,000
 11/30/97              10,231                 10,342
  2/28/98              10,473                 10,572
  5/31/98              10,693                 10,764
  8/31/98              10,961                 11,056
 11/30/98              11,210                 11,318
  2/28/99              11,145                 11,234
  5/31/99              11,194                 11,233
  8/31/99              11,069                 11,144
 11/30/99              11,276                 11,314
  2/29/00              11,320                 11,357
  5/31/00              11,304                 11,469
  8/31/00              11,858                 11,986
 11/30/00              12,184                 12,339
  2/28/01              12,797                 12,885
  5/31/01              12,959                 12,974
  8/31/01              13,423                 13,466
 11/30/01              13,725                 13,717
  2/28/02              13,882                 13,873
  5/31/02              14,018                 14,025
  8/31/02              14,605                 14,558
 11/30/02              14,801                 14,723
  2/28/03              15,416                 15,247
  5/31/03              15,859                 15,648
  8/31/03              15,417                 15,193
 11/30/03              15,711                 15,486
  2/29/04              16,206                 15,940
  5/31/04              15,809                 15,579
  8/31/04              16,373                 16,124
 11/30/04              16,442                 16,174
  2/28/05              16,633                 16,328
  5/31/05              16,884                 16,642
  8/31/05              17,031                 16,793
 11/30/05              16,786                 16,562
  2/28/05              16,998                 16,776
  5/31/06              16,743                 16,628
  8/31/06              17,221                 17,404
 11/30/06              17,654                 17,878
  2/28/07              17,821                 18,041
  5/31/07              17,738                 18,000
  8/31/07              18,053                 18,318

The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1997 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Lehman Brothers Aggregate Index is unmanaged, does not incur expenses and is not available for investment.


                        For Period Ended August 31, 2007
                           Average Annual Total Return

                                                        1 YEAR     3 YEAR     5 YEAR     10 YEAR
                                                      ----------  ---------  ---------  ---------
  WPG Core Bond Fund -- Institutional Class              4.84%      3.31%     4.33%       6.09%
  Lehman Brothers Aggregate Index                        5.26%      3.96%     4.31%       6.04%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 0.79%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

                                                         ANNUAL REPORT 2007 | 23

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
 ROBECO WPG CORE BOND FUND (unaudited) (continued)
================================================================================


             Comparison of Change in Value of $10,000 Investment in
  Robeco WPG Core Bond Fund Investor Class vs. Lehman Brothers Aggregate Index

[GRAPH OMITTED]
[EDGAR REPRESENTAION OF DATA POINTS AS FOLLOWS]

                       WPG
                 Core Bond Fund--          Lehman Brothers
                  Investor Class           Aggregate Index
                 -----------------         ---------------
  1/17/06             $10,000                  $10,000
  1/31/06               9,937                    9,940
  2/28/06               9,966                    9,973
  3/31/06               9,860                    9,875
  4/30/06               9,829                    9,864
  5/31/06               9,810                    9,885
  6/30/06               9,818                   10,019
  7/31/06               9,950                   10,172
  8/31/06              10,084                   10,346
  9/30/06              10,161                   10,502
 10/31/06              10,220                   10,571
 11/30/06              10,333                   10,694
 12/31/06              10,260                   10,632
  1/31/07              10,279                   10,627
  2/28/07              10,425                   10,791
  3/31/07              10,406                   10,791
  4/30/07              10,457                   10,849
  5/31/07              10,369                   10,767
  6/30/07              10,329                   10,735
  7/31/07              10,408                   10,824
  8/31/07              10,547                   10,957

The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 17, 2006 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Lehman Brothers Aggregate Index is unmanaged, does not incur expenses and is not available for investment.


                        For Period Ended August 31, 2007
                           Average Annual Total Return

                                                                    SINCE
                                                      1 YEAR     INCEPTION(1)
                                                     ---------   ------------
  WPG Core Bond Fund -- Investor Class                 4.58%        3.34%
  Lehman Brothers Aggregate Index                      5.26%        5.81%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.04%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) For the period January 17, 2006 (commencement of operations) through August 31, 2007.

24 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
ROBECO WPG CORE BOND FUND (unaudited) (concluded)
================================================================================


             Comparison of Change in Value of $10,000 Investment in
 Robeco WPG Core Bond Fund Retirement Class vs. Lehman Brothers Aggregate Index

[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                       WPG
                 Core Bond Fund--         Lehman Brothers
                 Retirement Class          Aggregate Index
                 ----------------         ----------------
  8/31/05             $10,000                  $10,000
  9/30/05               9,882                    9,897
 10/31/05               9,794                    9,819
 11/30/05               9,835                    9,862
 12/31/05               9,923                    9,956
  1/31/06               9,928                    9,956
  2/28/06               9,958                    9,989
  3/31/06               9,854                    9,891
  4/30/06               9,823                    9,881
  5/31/06               9,806                    9,902
  6/30/06               9,815                   10,036
  7/31/06               9,949                   10,189
  8/31/06              10,084                   10,364
  9/30/06              10,162                   10,455
 10/31/06              10,222                   10,524
 11/30/06              10,335                   10,646
 12/31/06              10,264                   10,584
  1/31/07              10,283                   10,580
  2/28/07              10,430                   10,743
  3/31/07              10,413                   10,743
  4/30/07              10,465                   10,801
  5/31/07              10,379                   10,719
  6/30/07              10,340                   10,687
  7/31/07              10,420                   10,775
  8/31/07              10,561                   10,908

The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 1, 2005 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Lehman Brothers Aggregate Index is unmanaged, does not incur expenses and is not available for investment.


                        For Period Ended August 31, 2007
                           Average Annual Total Return


                                                                     SINCE
                                                       1 YEAR     INCEPTION(1)
                                                      ---------   ------------
  WPG Core Bond Fund -- Retirement Class                 4.73%      2.77%
  Lehman Brothers Aggregate Index                        5.26%      4.44%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 0.89%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) For the period September 1, 2005 (commencement of operations) through August 31, 2007.

                                                         ANNUAL REPORT 2007 | 25

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
FUND EXPENSE EXAMPLES (unaudited)
================================================================================


As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, redemption fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2007 through August 31, 2007, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                          ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II -- INSTITUTIONAL CLASS
                                                       -----------------------------------------------------------------------------
                                                        BEGINNING ACCOUNT              ENDING ACCOUNT                EXPENSES
                                                              VALUE                        VALUE                    PAID DURING
                                                          MARCH 1, 2007               AUGUST 31, 2007                 PERIOD*
                                                       -------------------          ------------------            ---------------
Actual .........................................            $1,000.00                   $  974.10                    $  7.71
Hypothetical (5% return before expenses) .......             1,000.00                    1,017.29                       7.91


                                                             ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II -- INVESTOR CLASS
                                                       -----------------------------------------------------------------------------
                                                        BEGINNING ACCOUNT              ENDING ACCOUNT                EXPENSES
                                                              VALUE                        VALUE                    PAID DURING
                                                          MARCH 1, 2007               AUGUST 31, 2007                 PERIOD*
                                                       -------------------          ------------------            ---------------
Actual .........................................            $1,000.00                   $  972.70                    $  8.95
Hypothetical (5% return before expenses) .......             1,000.00                    1,016.02                       9.19
------------------------------------------------------------------------------------------------------------------------------------


                                                           ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND -- INSTITUTIONAL CLASS
                                                       -----------------------------------------------------------------------------
                                                        BEGINNING ACCOUNT              ENDING ACCOUNT                EXPENSES
                                                              VALUE                        VALUE                    PAID DURING
                                                          MARCH 1, 2007               AUGUST 31, 2007                 PERIOD*
                                                       -------------------          ------------------            ---------------
Actual .........................................            $1,000.00                   $  952.50                     $17.62
Hypothetical (5% return before expenses) .......             1,000.00                    1,006.93                      18.27
----------------------------------------------------------------------------------------------------------------------------------

26 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS

================================================================================
FUND EXPENSE EXAMPLES (unaudited) (continued)
================================================================================

                                                             ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND -- INVESTOR CLASS
                                                       -----------------------------------------------------------------------------
                                                        BEGINNING ACCOUNT              ENDING ACCOUNT                EXPENSES
                                                              VALUE                        VALUE                    PAID DURING
                                                          MARCH 1, 2007               AUGUST 31, 2007                 PERIOD*
                                                       -------------------          ------------------            ---------------
Actual .........................................            $1,000.00                   $  951.20                     $18.84
Hypothetical (5% return before expenses) .......             1,000.00                    1,005.65                      19.55
------------------------------------------------------------------------------------------------------------------------------------


                                                            ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND -- INSTITUTIONAL CLASS
                                                       -----------------------------------------------------------------------------
                                                        BEGINNING ACCOUNT              ENDING ACCOUNT                EXPENSES
                                                              VALUE                        VALUE                    PAID DURING
                                                          MARCH 1, 2007               AUGUST 31, 2007                 PERIOD*
                                                       -------------------          ------------------            ---------------
Actual .........................................            $1,000.00                   $1,053.60                    $  3.88
Hypothetical (5% return before expenses) .......             1,000.00                    1,021.38                       3.83


                                                              ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND -- INVESTOR CLASS
                                                       -----------------------------------------------------------------------------
                                                        BEGINNING ACCOUNT              ENDING ACCOUNT                EXPENSES
                                                              VALUE                        VALUE                    PAID DURING
                                                          MARCH 1, 2007               AUGUST 31, 2007                 PERIOD*
                                                       -------------------          ------------------            ---------------
Actual .........................................            $1,000.00                   $1,052.60                   $  5.17
Hypothetical (5% return before expenses) .......             1,000.00                    1,020.10                      5.10
------------------------------------------------------------------------------------------------------------------------------------


                                                             ROBECO BOSTON PARTNERS MID CAP VALUE FUND -- INSTITUTIONAL CLASS
                                                       -----------------------------------------------------------------------------
                                                        BEGINNING ACCOUNT              ENDING ACCOUNT                EXPENSES
                                                              VALUE                        VALUE                    PAID DURING
                                                          MARCH 1, 2007               AUGUST 31, 2007                 PERIOD*
                                                       -------------------          ------------------            ---------------
Actual .........................................            $1,000.00                   $1,033.40                    $  5.13
Hypothetical (5% return before expenses) .......             1,000.00                    1,020.10                       5.10


                                                               ROBECO BOSTON PARTNERS MID CAP VALUE FUND -- INVESTOR CLASS
                                                       -----------------------------------------------------------------------------
                                                        BEGINNING ACCOUNT              ENDING ACCOUNT                EXPENSES
                                                              VALUE                        VALUE                    PAID DURING
                                                          MARCH 1, 2007               AUGUST 31, 2007                 PERIOD*
                                                       -------------------          ------------------            ---------------
Actual .........................................            $1,000.00                   $1,032.40                   $  6.40
Hypothetical (5% return before expenses) .......             1,000.00                    1,018.82                      6.38
------------------------------------------------------------------------------------------------------------------------------------


                                                             ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND -- INSTITUTIONAL CLASS
                                                       -----------------------------------------------------------------------------
                                                        BEGINNING ACCOUNT              ENDING ACCOUNT                EXPENSES
                                                              VALUE                        VALUE                    PAID DURING
                                                          MARCH 1, 2007               AUGUST 31, 2007                 PERIOD*
                                                       -------------------          ------------------            ---------------
Actual .........................................            $1,000.00                   $1,032.60                    $  4.87
Hypothetical (5% return before expenses) .......             1,000.00                    1,020.36                       4.85


                                                               ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND -- INVESTOR CLASS
                                                       -----------------------------------------------------------------------------
                                                        BEGINNING ACCOUNT              ENDING ACCOUNT                EXPENSES
                                                              VALUE                        VALUE                    PAID DURING
                                                          MARCH 1, 2007               AUGUST 31, 2007                 PERIOD*
                                                       -------------------          ------------------            ---------------
Actual .........................................            $1,000.00                   $1,031.40                    $  6.14
Hypothetical (5% return before expenses) .......             1,000.00                    1,019.08                       6.13
------------------------------------------------------------------------------------------------------------------------------------

                                                         ANNUAL REPORT 2007 | 27

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
FUND EXPENSE EXAMPLES (unaudited) (concluded)
================================================================================

                                                                ROBECO WPG SMALL CAP VALUE FUND -- INSTITUTIONAL CLASS
                                                       -----------------------------------------------------------------------------
                                                        BEGINNING ACCOUNT              ENDING ACCOUNT                EXPENSES
                                                              VALUE                        VALUE                    PAID DURING
                                                          MARCH 1, 2007               AUGUST 31, 2007                 PERIOD*
                                                       -------------------          ------------------            ---------------
Actual .........................................            $1,000.00                   $  995.30                   $  7.29
Hypothetical (5% return before expenses) .......             1,000.00                    1,017.80                      7.40
------------------------------------------------------------------------------------------------------------------------------------


                                                                 ROBECO WPG LARGE CAP GROWTH FUND -- INSTITUTIONAL CLASS
                                                       -----------------------------------------------------------------------------
                                                        BEGINNING ACCOUNT              ENDING ACCOUNT                EXPENSES
                                                              VALUE                        VALUE                    PAID DURING
                                                          MARCH 1, 2007               AUGUST 31, 2007                 PERIOD*
                                                       -------------------          ------------------            ---------------
Actual .........................................            $1,000.00                   $1,068.90                    $  7.30
Hypothetical (5% return before expenses) .......             1,000.00                    1,018.06                       7.15
------------------------------------------------------------------------------------------------------------------------------------


                                                                     ROBECO WPG CORE BOND FUND -- INSTITUTIONAL CLASS
                                                       -----------------------------------------------------------------------------
                                                        BEGINNING ACCOUNT              ENDING ACCOUNT                EXPENSES
                                                              VALUE                        VALUE                    PAID DURING
                                                          MARCH 1, 2007               AUGUST 31, 2007                 PERIOD*
                                                       -------------------          ------------------            ---------------
Actual .........................................            $1,000.00                   $1,013.00                    $  2.18
Hypothetical (5% return before expenses) .......             1,000.00                    1,023.01                       2.19


                                                                       ROBECO WPG CORE BOND FUND -- INVESTOR CLASS
                                                       -----------------------------------------------------------------------------
                                                        BEGINNING ACCOUNT              ENDING ACCOUNT                EXPENSES
                                                              VALUE                        VALUE                    PAID DURING
                                                          MARCH 1, 2007               AUGUST 31, 2007                 PERIOD*
                                                       -------------------          ------------------            ---------------
Actual .........................................            $1,000.00                   $1,011.80                    $  3.50
Hypothetical (5% return before expenses) .......             1,000.00                    1,021.68                       3.52


                                                                      ROBECO WPG CORE BOND FUND -- RETIREMENT CLASS
                                                       -----------------------------------------------------------------------------
                                                        BEGINNING ACCOUNT              ENDING ACCOUNT                EXPENSES
                                                              VALUE                        VALUE                    PAID DURING
                                                          MARCH 1, 2007               AUGUST 31, 2007                 PERIOD*
                                                       -------------------          ------------------            ---------------
Actual .........................................            $1,000.00                   $1,012.50                    $  2.79
Hypothetical (5% return before expenses) .......             1,000.00                    1,022.40                       2.81
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized six-month expense ratios in the table below, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days
   (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

                                                                   INSTITUTIONAL         INVESTOR           RETIREMENT
                                                                  ---------------       ----------         ------------
   Robeco Boston Partners Small Cap Value Fund II                      1.55%                1.80%              N/A
   Robeco Boston Partners Long/Short Equity Fund                       3.58%(1)             3.83%(1)           N/A
   Robeco Boston Partners Large Cap Value Fund                         0.75%                1.00%              N/A
   Robeco Boston Partners Mid Cap Value Fund                           1.00%                1.25%              N/A
   Robeco Boston Partners All-Cap Value Fund                           0.95%                1.20%              N/A
   Robeco WPG Small Cap Value Fund                                     1.45%                 N/A               N/A
   Robeco WPG Large Cap Growth Fund                                    1.40%                 N/A               N/A
   Robeco WPG Core Bond Fund                                           0.43%                0.69%             0.55%

(1) These amounts include dividends paid on securities which the Fund has sold short ("short-sale dividends") and related interest expense. The amount of short-sale dividends and related interest expense was 0.94% of average net assets for the most recent fiscal half-year.

28 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                              AUGUST 31, 2007 (unaudited)
--------------------------------------------------------------------------------


================================================================================
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
                                                PORTFOLIO HOLDINGS SUMMARY TABLE
================================================================================


                                                    % of Net
Security Type/Industry Classification                 Assets           Value
-------------------------------------------         ----------    --------------
COMMON STOCK
   Consumer Services .............................     21.3%      $ 53,095,294
   Finance .......................................     18.0         44,701,995
   Health Care ...................................     13.3         33,195,285
   Technology ....................................     10.7         26,724,314
   Capital Goods .................................      8.0         19,882,205
   Other .........................................      6.5         16,121,492
   Consumer Non-Durables .........................      5.8         14,462,114
   Consumer Durables .............................      4.4         10,928,078
   Basic Industries ..............................      3.8          9,522,662
   Energy ........................................      3.6          8,881,272
   Utilities .....................................      0.7          1,767,014
   Transportation ................................      0.7          1,619,364
   Communications ................................      0.4            993,457

SHORT-TERM INVESTMENTS ...........................      3.1          7,669,114

RIGHTS/WARRANTS ..................................       --             13,028

LIABILITIES IN EXCESS OF OTHER ASSETS ............     (0.3)          (693,389)
                                                      -----       ------------
NET ASSETS -- 100.0% .............................    100.0%      $248,883,299
                                                      =====       ============

----------
Portfolio holdings are subject to change at any time.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         ANNUAL REPORT 2007 | 29

ROBECO INVESTMENT FUNDS                              AUGUST 31, 2007 (unaudited)
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
                                                PORTFOLIO HOLDINGS SUMMARY TABLE
================================================================================


                                                    % of Net
Security Type/Industry Classification                 Assets           Value
-------------------------------------------         ----------    --------------
DOMESTIC COMMON STOCK
   Health Care ...................................     23.1%      $ 20,440,467
   Technology ....................................     19.2         17,030,869
   Finance .......................................     15.0         13,251,669
   Consumer Non-Durables .........................     11.8         10,478,367
   Capital Goods .................................      8.6          7,594,751
   Consumer Services .............................      7.9          6,968,767
   Consumer Durables .............................      4.0          3,545,747
   Communications ................................      2.6          2,326,458
   Basic Industries ..............................      1.8          1,576,393
   Other .........................................      1.3          1,141,255
   Utilities .....................................      0.9            765,235
   Energy ........................................      0.1             74,846

SHORT-TERM INVESTMENTS ...........................     23.9         21,131,319

WARRANTS .........................................      0.2            151,983

SECURITIES SOLD SHORT ............................    (47.0)       (41,523,925)

OTHER ASSETS IN EXCESS OF LIABILITIES ............     26.6         23,479,920
                                                      -----       ------------
NET ASSETS -- 100.0% .............................    100.0%      $ 88,434,121
                                                      =====       ============

Portfolio holdings are subject to change at any time.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

30 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                              AUGUST 31, 2007 (unaudited)
--------------------------------------------------------------------------------

================================================================================
 ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
                                                PORTFOLIO HOLDINGS SUMMARY TABLE
================================================================================


                                                    % of Net
Security Type/Industry Classification                 Assets           Value
-------------------------------------------         ----------    --------------
COMMON STOCK
   Finance .......................................    27.1%       $ 18,115,012
   Technology ....................................    18.1          12,050,735
   Energy ........................................    12.7           8,493,121
   Health Care ...................................    12.5           8,323,697
   Consumer Non-Durables .........................     8.8           5,883,391
   Capital Goods .................................     8.0           5,321,576
   Consumer Services .............................     7.9           5,252,353
   Communications ................................     2.8           1,900,728
   Utilities .....................................     1.3             894,813
   Basic Industries ..............................     0.4             272,128

SHORT-TERM INVESTMENTS ...........................     0.3             189,018

OTHER ASSETS IN EXCESS OF LIABILITIES ............     0.1              73,148
                                                     -----        ------------
NET ASSETS -- 100.0% .............................   100.0%       $ 66,769,720
                                                     =====        ============

----------
Portfolio holdings are subject to change at any time.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         ANNUAL REPORT 2007 | 31

ROBECO INVESTMENT FUNDS                              AUGUST 31, 2007 (unaudited)
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS MID CAP VALUE FUND      PORTFOLIO HOLDINGS SUMMARY TABLE
================================================================================

                                                    % of Net
Security Type/Industry Classification                 Assets           Value
-------------------------------------------         ----------    --------------
COMMON STOCK
   Finance .......................................    18.5%       $  8,972,462
   Technology ....................................    17.8           8,651,080
   Consumer Services .............................    14.1           6,853,193
   Health Care ...................................    10.1           4,881,252
   Capital Goods .................................     7.8           3,780,655
   Consumer Non-Durables .........................     5.5           2,660,712
   Basic Industries ..............................     5.1           2,456,682
   Other .........................................     5.0           2,413,136
   Energy ........................................     4.3           2,100,893
   Utilities .....................................     2.8           1,359,443
   Communications ................................     2.7           1,335,223
   Consumer Durables .............................     1.2             585,273
   Transportation ................................     1.2             574,477

SHORT-TERM INVESTMENTS ...........................     3.2           1,544,265

OTHER ASSETS IN EXCESS OF LIABILITIES ............     0.7             331,286
                                                     -----        ------------
NET ASSETS -- 100.0% .............................   100.0%       $ 48,500,032
                                                     =====        ============

----------
Portfolio holdings are subject to change at any time.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

32 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                              AUGUST 31, 2007 (unaudited)
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND      PORTFOLIO HOLDINGS SUMMARY TABLE
================================================================================

                                                    % of Net
Security Type/Industry Classification                 Assets           Value
-------------------------------------------         ----------    --------------
COMMON STOCK
   Finance .......................................   30.2%        $  5,363,778
   Health Care ...................................   15.6            2,764,837
   Technology ....................................   14.6            2,594,544
   Consumer Non-Durables .........................   13.8            2,442,028
   Energy ........................................    8.3            1,468,491
   Consumer Services .............................    4.0              709,831
   Capital Goods .................................    3.8              676,070
   Communications ................................    3.0              529,775
   Other .........................................    2.9              515,525
   Consumer Durables .............................    1.9              339,126
   Utilities .....................................    1.5              276,331
   Basic Industries ..............................    0.5               83,407

SHORT-TERM INVESTMENTS ...........................    1.8              311,661

OPTIONS WRITTEN ..................................   (0.6)            (103,555)

LIABILITIES IN EXCESS OF OTHER ASSETS ............   (1.3)            (230,458)
                                                    -----         ------------
NET ASSETS -- 100.0% .............................  100.0%        $ 17,741,391
                                                    =====         ============

-------------------
Portfolio holdings are subject to change at any time.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         ANNUAL REPORT 2007 | 33

ROBECO INVESTMENT FUNDS                              AUGUST 31, 2007 (unaudited)
--------------------------------------------------------------------------------


================================================================================
 ROBECO WPG SMALL CAP VALUE FUND                PORTFOLIO HOLDINGS SUMMARY TABLE
================================================================================

                                                    % of Net
Security Type/Industry Classification                 Assets           Value
-------------------------------------------         ----------    --------------
COMMON STOCK
   Consumer Services .............................    20.9%       $ 11,275,472
   Finance .......................................    12.3           6,661,934
   Technology ....................................     9.3           5,022,555
   Health Care ...................................     8.7           4,704,058
   Consumer Durables .............................     8.0           4,328,080
   Consumer Non-Durables .........................     8.0           4,309,852
   Energy ........................................     6.2           3,317,853
   Other .........................................     5.9           3,185,511
   Utilities .....................................     5.1           2,765,154
   Capital Goods .................................     5.1           2,765,028
   Transportation ................................     4.1           2,210,386
   Communications ................................     0.5             247,929
   Basic Industries ..............................     0.3             175,747

SHORT-TERM INVESTMENTS ...........................     5.2           2,791,425

RIGHTS/WARRANTS ..................................     0.4             207,178

LIABILITIES IN EXCESS OF OTHER ASSETS ............      --              (6,179)
                                                     -----        ------------
NET ASSETS -- 100.0% .............................   100.0%       $ 53,961,983
                                                     =====        ============


-------------------
Portfolio holdings are subject to change at any time.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

34 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                              AUGUST 31, 2007 (unaudited)
--------------------------------------------------------------------------------


================================================================================
ROBECO WPG LARGE CAP GROWTH FUND                PORTFOLIO HOLDINGS SUMMARY TABLE
================================================================================

                                                    % of Net
Security Type/Industry Classification                 Assets           Value
-------------------------------------------         ----------    --------------
COMMON STOCK
   Technology ....................................     25.9%      $  4,827,361
   Consumer Services .............................     16.8          3,134,846
   Health Care ...................................     15.4          2,873,440
   Consumer Non-Durables .........................      8.7          1,613,012
   Energy ........................................      7.6          1,410,350
   Finance .......................................      7.4          1,376,301
   Capital Goods .................................      5.8          1,085,745
   Basic Industries ..............................      4.3            799,458
   Transportation ................................      3.5            643,391
   Communications ................................      1.6            307,437
   Utilities .....................................      1.5            278,057
   Investment Company ............................      0.9            171,825

OTHER ASSETS IN EXCESS OF LIABILITIES ............      0.6            108,603
                                                      -----       ------------
NET ASSETS -- 100.0% .............................    100.0%      $ 18,629,826
                                                      =====       ============

-------------------
Portfolio holdings are subject to change at any time.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         ANNUAL REPORT 2007 | 35

ROBECO INVESTMENT FUNDS                              AUGUST 31, 2007 (unaudited)
--------------------------------------------------------------------------------


================================================================================
 ROBECO WPG CORE BOND FUND                      PORTFOLIO HOLDINGS SUMMARY TABLE
================================================================================

                                                    % of Net
Security Type/Industry Classification                 Assets           Value
-------------------------------------------         ----------    --------------
GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS ....    38.7%       $ 42,489,371
CORPORATE BONDS ..................................    17.8          19,555,565
U.S. TREASURY OBLIGATIONS ........................    17.2          18,922,730
GOVERNMENT AGENCY OBLIGATIONS ....................    11.6          12,754,351
ASSET-BACKED SECURITIES ..........................     9.9          10,905,031
COLLATERALIZED MORTGAGE OBLIGATIONS ..............     4.0           4,331,792
COMMERCIAL PAPER DISCOUNTED ......................     1.6           1,697,008
MUNICIPAL BONDS ..................................     1.0           1,130,560
SHORT-TERM INVESTMENTS ...........................     0.7             721,687
LIABILITIES IN EXCESS OF OTHER ASSETS ............    (2.5)         (2,710,907)
                                                     -----        ------------
NET ASSETS -- 100.0% .............................   100.0%       $109,797,188
                                                     =====        ============

----------
Portfolio holdings are subject to change at any time.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

36 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II         PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares       Value
                                                    ---------   ------------

COMMON STOCK--97.2%
BASIC INDUSTRIES--3.8%
   Neenah Paper, Inc. ..............................   29,260   $  1,015,030
   Olin Corp. ......................................   32,420        695,085
   Rock-Tenn Co. ...................................   23,005        666,915
   Ryerson, Inc. ...................................   31,730      1,057,878
   Schweitzer-Mauduit International, Inc. ..........   19,175        436,998
   Silgan Holdings, Inc. ...........................   48,080      2,456,407
   Spartech Corp. ..................................   17,570        380,566
   UAP Holding Corp. ...............................   94,075      2,813,783
                                                                ------------
                                                                   9,522,662
                                                                ------------

CAPITAL GOODS--8.0%
   Actuant Corp., Class A ..........................   15,015        915,765
   Acuity Brands, Inc. .............................   22,485      1,181,362
   Brady Corp., Class A ............................   44,648      1,738,147
   CIRCOR International, Inc. ......................   15,715        664,587
   Drew Industries, Inc.* ..........................   56,605      2,222,878
   DRS Technologies, Inc. ..........................   38,151      2,002,164
   Federal Signal Corp. ............................   48,860        747,558
   Griffon Corp.* ..................................   59,525        932,162
   Lennox International, Inc. ......................   63,685      2,290,749
   LSI Industries, Inc. ............................   54,665      1,108,606
   NN, Inc. ........................................   94,850        974,109
   Nordson Corp. ...................................   10,475        525,950
   Quanta Services, Inc.* ..........................   48,798      1,379,511
   RBC Bearings, Inc.* .............................   20,475        726,863
   Rofin-Sinar Technologies, Inc.* .................   12,195        849,626
   Trimas Corp.* ...................................   64,830        794,816
   WD-40 Co. .......................................   23,795        827,352
                                                                ------------
                                                                  19,882,205
                                                                ------------

COMMUNICATIONS--0.4%
   EarthLink, Inc.* ................................  130,375        993,457
                                                                ------------

CONSUMER DURABLES--4.4%
   Champion Enterprises, Inc.* .....................  175,125      2,022,694
   MDC Holdings, Inc. ..............................   38,690      1,721,318
   Natuzzi S.p.A. - ADR* ...........................   67,380        516,131
   Sealy Corp. .....................................  171,265      2,613,504
   Tempur-Pedic International, Inc. ................   67,000      1,936,300
   Winnebago Industries, Inc. ......................   79,420      2,118,131
                                                                ------------
                                                                  10,928,078
                                                                ------------

CONSUMER NON-DURABLES--5.8%
   Alliance One International, Inc.* ...............  145,310      1,118,887
   Brown Shoe Co., Inc. ............................   37,337        852,777
   Hartmarx Corp.* .................................  213,025      1,550,822
   Matthews International Corp., Class A ...........   45,890      1,979,695
   Nu Skin Enterprises, Inc., Class A ..............   35,805        557,126
   Oxford Industries, Inc. .........................   50,465      1,827,842
   Playtex Products, Inc.* .........................  112,850      2,053,870
   Tupperware Corp. ................................   32,955      1,014,684
   Universal Corp. .................................   10,240        503,091
   Warnaco Group, Inc., (The)* .....................   86,055      3,003,320
                                                                ------------
                                                                  14,462,114
                                                                ------------


                                                    Number of
                                                      Shares       Value
                                                    ---------   ------------

CONSUMER SERVICES--21.3%
   ACCO Brands Corp.* ..............................   77,545   $  1,757,945
   Asbury Automative Group, Inc. ...................   62,370      1,348,439
   Bowne & Co., Inc. ...............................   70,380      1,192,941
   CBIZ, Inc.* .....................................  144,700      1,085,250
   Charlotte Russe Holding, Inc.* ..................   69,290      1,210,496
   Charming Shoppes, Inc.* .........................  208,865      1,888,140
   Children's Place Retail Stores, Inc. (The)* .....   34,425        990,063
   Cornell Companies, Inc.* ........................   32,255        777,023
   Dress Barn, Inc., (The)* ........................   62,760      1,098,300
   Ennis, Inc. .....................................   54,520      1,185,810
   Finish Line, Inc., (The), Class A ...............   73,950        417,078
   FTI Consulting, Inc.* ...........................   64,293      3,376,668
   G&K Services, Inc., Class A .....................   36,130      1,504,814
   Gevity HR, Inc. .................................  126,370      1,455,782
   Golfsmith International Holdings, Inc.* .........  133,855        777,698
   Group 1 Automotive, Inc. ........................   45,785      1,605,222
   IKON Office Solutions, Inc. .....................  123,600      1,735,344
   infoUSA, Inc. ...................................  125,370      1,271,252
   Journal Communications, Inc., Class A ...........   43,430        450,369
   Kforce, Inc.* ...................................   49,576        754,547
   Knoll, Inc. .....................................   84,080      1,598,361
   Lithia Motors, Inc., Class A ....................   29,650        531,032
   Live Nation, Inc.* ..............................  187,505      3,881,353
   MAXIMUS, Inc. ...................................   30,945      1,323,827
   Mothers Work, Inc.* .............................   44,890        918,000
   MPS Group, Inc.* ................................   93,170      1,282,019
   Performance Food Group Co.* .....................   65,840      1,872,490
   PetMed Express, Inc.* ...........................   66,231        992,803
   Restoration Hardware, Inc.* .....................  501,695      1,765,966
   Schawk, Inc. ....................................   58,190      1,256,904
   Scholastic Corp.* ...............................   74,155      2,527,202
   School Specialty, Inc.* .........................   22,690        826,824
   Spherion Corp.* .................................   78,465        693,631
   Standard Parking Corp.* .........................   48,405      1,687,398
   Steiner Leisure Ltd.* ...........................   20,175        872,771
   Tetra Tech, Inc.* ...............................   20,768        407,053
   Universal Technical Institute, Inc.* ............   53,080        956,502
   Valassis Communications, Inc.* ..................   39,655        361,654
   Watson Wyatt Worldwide, Inc., Class A ...........   38,410      1,817,177
   World Fuel Services Corp. .......................   42,520      1,639,146
                                                                ------------
                                                                  53,095,294
                                                                ------------

ENERGY--3.6%
   Berry Petroleum Co. .............................   20,325        692,676
   Bristow Group, Inc.* ............................   49,975      2,166,416
   Compton Petroleum Corp* .........................  111,120      1,010,081
   Comstock Resources, Inc.* .......................   48,595      1,337,820
   Newpark Resources, Inc.* ........................  189,730      1,062,488
   Petrohawk Energy Corp.* .........................   59,910        907,038
   Rosetta Resources, Inc.* ........................   38,500        646,030
   Swift Energy Co.* ...............................   28,445      1,058,723
                                                                ------------
                                                                   8,881,272
                                                                ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         ANNUAL REPORT 2007 | 37

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (continued)
                                                        PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares       Value
                                                    ---------   ------------

FINANCE--18.0%
   Advanta Corp., Class B ..........................   89,367   $  2,339,628
   American Equity Investment Life Holding Co. .....   95,135        971,328
   Amerisafe, Inc.* ................................   89,970      1,480,006
   Apollo Investment Corp. .........................   86,395      1,886,867
   Aspen Insurance Holdings Ltd. ...................   51,065      1,281,221
   BankUnited Financial Corp., Class A .............  187,508      3,206,387
   CNA Surety Corp.* ...............................   85,105      1,528,486
   Cowen Group., Inc.* .............................   70,045        895,175
   FBR Capital Markets Corp.* ......................   37,120        494,810
   Federal Agricultural Mortgage Corp., Class C .. .   83,165      2,711,179
   Hanover Insurance Group, Inc., (The) ............   14,095        602,984
   Hilb, Rogal & Hobbs Co. .........................   16,325        762,377
   Horace Mann Educators Corp. .....................   65,235      1,261,645
   IndyMac Bancorp, Inc. ...........................  129,525      3,134,505
   Infinity Property & Casualty Corp. ..............   16,325        676,835
   IPC Holdings Ltd. ...............................  115,740      2,942,111
   KMG America Corp.* ..............................  278,845      1,070,765
   Max Re Capital Ltd. .............................  136,070      3,736,482
   Navigators Group, Inc., (The)* ..................   46,295      2,509,189
   Platinum Underwriters Holdings Ltd. .............  170,770      5,922,304
   ProAssurance Corp.* .............................   35,505      1,866,853
   Quanta Capital Holdings Ltd.* ...................  147,935        397,945
   Seabright Insurance Holdings, Inc.* .............   46,335        798,352
   State Auto Financial Corp. ......................   46,700      1,397,264
   United America Indemnity Ltd., Class A* .........   38,230        827,297
                                                                ------------
                                                                  44,701,995
                                                                ------------

HEALTH CARE--13.3%
   Alpharma, Inc., Class A .........................   74,315      1,701,814
   Amedisys, Inc.* .................................   64,173      2,424,469
   Conmed Corp.* ...................................   69,305      2,013,310
   Haemonetics Corp.* ..............................   28,955      1,437,326
   Healthspring, Inc.* .............................   87,785      1,640,702
   Home Diagnostics, Inc.* .........................  118,515      1,163,817
   ICU Medical, Inc.* ..............................   19,960        754,688
   Invacare Corp. ..................................   76,855      1,780,730
   Kindred Healthcare, Inc.* .......................   90,425      1,792,223
   LifePoint Hospitals, Inc.* ......................   86,390      2,427,559
   Magellan Health Services, Inc.* .................   17,250        700,350
   Medical Action Industries, Inc.* ................   32,870        745,820
   Mentor Corp. ....................................   71,410      3,184,172
   Obagi Medical Products, Inc.* ...................   93,100      1,484,014
   Odyssey HealthCare, Inc.* .......................  102,800      1,005,384
   Owens & Minor, Inc. .............................   23,735        947,027
   Perrigo Co. .....................................  108,275      2,242,375
   PharMerica Corp.* ...............................   33,095        586,774
   PRA International* ..............................   27,880        812,702
   RehabCare Group, Inc.* ..........................   54,325        883,868
   Res-Care, Inc.* .................................   32,180        686,078
   Symmetry Medical, Inc.* .........................  125,980      2,019,459
   Vital Signs, Inc. ...............................   15,170        760,624
                                                                ------------
                                                                  33,195,285
                                                                ------------


                                                    Number of
                                                      Shares       Value
                                                    ---------   ------------

OTHER--6.5%
   Anworth Mortgage Asset Corp. (REIT) .............  321,320   $  1,728,702
   Ares Capital Corp. ..............................   92,580      1,520,164
   Ashford Hospitality Trust, Inc. (REIT) ..........   69,905        762,664
   CapLease, Inc. (REIT) ...........................   83,140        802,301
   Friedman, Billings, Ramsey Group, Inc., Class A .  469,430      2,201,627
   Gladstone Commercial Corp. (REIT) ...............   46,110        836,435
   KKR Financial Holdings LLC ......................   61,515        952,867
   Lexington Realty Trust (REIT) ...................   64,795      1,339,961
   Meruelo Maddux Properties, Inc.* ................  134,015        805,430
   MFA Mortgage Investments, Inc. (REIT) ...........  322,995      2,503,211
   Origen Financial, Inc. (REIT) ...................  162,040      1,038,676
   Redwood Trust, Inc. (REIT) ......................   43,650      1,629,454
                                                                ------------
                                                                  16,121,492
                                                                ------------

TECHNOLOGY--10.7%
   Avid Technology, Inc.* ..........................   40,005      1,233,354
   Bel Fuse, Inc., Class B .........................   22,395        705,443
   Benchmark Electronics, Inc.* ....................   34,840        873,787
   CIBER, Inc.* ....................................  113,200        897,676
   Electronics For Imaging, Inc.* ..................   72,415      1,888,583
   Emulex Corp.* ...................................   95,180      1,859,817
   EnerSys* ........................................   33,905        612,324
   Gilat Satellite Networks Ltd.* ..................   89,430        840,642
   Goldleaf Financial Solutions, Inc.* .............  154,560        565,690
   Hypercom Corp.* .................................  141,505        689,129
   Ikanos Communications, Inc.* ....................   90,330        528,431
   Imation Corp. ...................................   31,035        902,808
   Insight Enterprises, Inc.* ......................  133,045      3,155,828
   Mercury Computer Systems, Inc.* .................   42,830        489,975
   Neoware, Inc.* ..................................   68,260      1,094,890
   Open Text Corp.* ................................   47,050      1,170,134
   PAR Technology Corp.* ...........................  100,265        825,181
   Photronics, Inc.* ...............................   77,010        891,776
   Planar Systems, Inc.* ...........................  112,580        710,380
   Smart Modular Technologies* .....................  134,915      1,477,319
   Sycamore Networks, Inc.* ........................  225,735        891,653
   Technitrol, Inc. ................................   92,430      2,541,825
   Verigy Ltd.* ....................................   71,070      1,877,669
                                                                ------------
                                                                  26,724,314
                                                                ------------

TRANSPORTATION--0.7%
   Quality Distribution, Inc.* .....................   86,525        839,292
   Quintana Maritime Ltd. ..........................   44,935        780,072
                                                                ------------
                                                                   1,619,364
                                                                ------------
UTILITIES--0.7%
   Puget Energy, Inc. ..............................   75,740      1,767,014
                                                                ------------

     TOTAL COMMON STOCK
       (Cost $217,190,626) .........................             241,894,546
                                                                ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

38 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (concluded)
                                                        PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares       Value
                                                    ---------   ------------

RIGHTS/WARRANTS--0.0%
OTHER--0.0%
   KKR Financial Holdings LLC, Expires 09/19/07++ ..   11,952   $     13,028
                                                                ------------
     TOTAL RIGHTS/WARRANTS (Cost $0) ...............                  13,028
                                                                ------------

SHORT-TERM INVESTMENTS--3.1%
   PNC Bank Money Market Deposit
     Account(a) 4.460% 09/04/07 ....................7,669,114      7,669,114
                                                                ------------
     TOTAL SHORT-TERM INVESTMENTS
       (Cost $7,669,114) ...........................               7,669,114
                                                                ------------
TOTAL INVESTMENTS--100.3%
   (Cost $224,859,740) .............................             249,576,688
                                                                ------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(0.3)% ......                (693,389)
                                                                ------------
NET ASSETS--100.0% .................................            $248,883,299
                                                                ============


----------
*  -- Non-income Producing.
++ -- Security has been valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors.
ADR  -- American Depository Receipt.
REIT -- Real Estate Investment Trust
(a) Security is affiliated to the principal underwriter of the Fund.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                         ANNUAL REPORT 2007 | 39

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND          PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares       Value
                                                    ---------   ------------

LONG POSITIONS--120.4%
DOMESTIC COMMON STOCK--96.3%
BASIC INDUSTRIES--1.8%
   Graphic Packaging Corp. +* ......................  331,175   $  1,576,393
                                                                ------------

CAPITAL GOODS--8.6%
   Dynamics Research Corp. +* ......................   49,672        623,880
   Keystone Consolidated Industries, Inc.* .........   12,780        241,542
   KHD Humboldt Wedag International Ltd. + .........   40,620      2,563,122
   LSB Industries, Inc. + ..........................   39,275        864,836
   Thermadyne Holdings Corp. +* ....................   87,861      1,370,632
   TurboSonic Technologies, Inc.* ..................  252,778        270,472
   WD-40 Co. + .....................................   47,750      1,660,267
                                                                ------------
                                                                   7,594,751
                                                                ------------
COMMUNICATIONS--2.6%
   Check Point Software Technologies Ltd. +* .......   36,225        849,839
   Copernic Inc* ...................................   77,128        146,543
   Imergent, Inc.* .................................    6,965        131,987
   Optio Software, Inc.* ...........................  138,870        224,969
   Progress Software Corp. +* ......................   23,510        717,525
   Quepasa Corp.* ..................................   23,915        113,357
   Varsity Group, Inc.* ............................  123,685        142,238
                                                                ------------
                                                                   2,326,458
                                                                ------------

CONSUMER DURABLES--4.0%
   Chromcraft Revington, Inc.* .....................   23,810        132,622
   Comstock Homebuilding Companies, Inc. +* ........  215,930        548,462
   Crown Crafts, Inc.* .............................   51,039        199,563
   iRobot Corp. +* .................................   17,505        386,160
   Natuzzi S.p.A. - ADR +* .........................   57,190        438,075
   Strattec Security Corp. +* ......................    9,121        435,893
   Toll Brothers, Inc. +* ..........................   49,745      1,062,553
   Wescast Industries, Inc. ........................   24,795        342,419
                                                                ------------
                                                                   3,545,747
                                                                ------------

CONSUMER NON-DURABLES--11.8%
   Brown Shoe Co., Inc. + ..........................   43,365        990,457
   CCA Industries, Inc. + ..........................   69,418        687,238
   Escalade, Inc. + ................................   16,809        142,877
   Female Health Co., (The)* .......................   81,647        164,110
   Hines Horticulture, Inc. +* .....................  446,739        147,424
   Loews Corp. + ...................................   47,650      2,240,026
   Loews Corp. - Carolina Group + ..................   12,230        930,948
   Mattel, Inc. + ..................................   47,910      1,036,293
   Matthews International Corp., Class A + .........   15,360        662,630
   Natrol, Inc.* ...................................  139,892        491,021
   Nestle S.A. - ADR + .............................   11,180      1,215,569
   Overhill Farms, Inc. +* .........................   79,160        313,474
   Skechers U.S.A., Inc., Class A* .................   18,365        364,178
   Tandy Brand Accessories, Inc. + .................   37,741        409,490
   Tefron Ltd. + ...................................   94,810        682,632
                                                                ------------
                                                                  10,478,367
                                                                ------------


                                                    Number of
                                                      Shares       Value
                                                    ---------   ------------

CONSUMER SERVICES--7.9%
   Children's Place Retail Stores, Inc. (The) +* ...   22,235   $    639,479
   Coinstar, Inc. +* ...............................   29,205        954,419
   Cornell Companies, Inc. +* ......................   57,665      1,389,150
   Ennis, Inc. + ...................................   41,420        900,885
   Global Traffic Network, Inc. +* .................   42,295        308,753
   Gmarket, Inc. - ADR +* ..........................   37,795        748,719
   Innerworkings, Inc.* ............................    7,444        105,035
   Ituran Location and Control Ltd. + ..............   54,845        639,218
   Local.Com Corp.* ................................   26,305        155,989
   New Frontier Media, Inc. + ......................   35,785        244,054
   Premier Exhibitions, Inc.* ......................   15,850        250,747
   The TJX Companies, Inc. .........................   15,040        458,570
   Thermoenergy Corp.* .............................  144,791        173,749
                                                                ------------
                                                                   6,968,767
                                                                ------------

ENERGY--0.1%
   Particle Drilling Technologies* .................   30,180         74,846
                                                                ------------

FINANCE--15.0%
   Aegon N.V. + ....................................   62,740      1,143,123
   American International Group, Inc. + ............   16,665      1,099,890
   Bear Stearns Companies, Inc. (The) + ............    5,295        575,355
   Citigroup, Inc. + ...............................   37,060      1,737,373
   Countrywide Financial Corp. .....................   23,890        474,216
   Freddie Mac .....................................   20,350      1,253,763
   Investors Title Co. + ...........................    7,080        290,280
   IPC Holdings Ltd. + .............................   24,850        631,687
   Legg Mason, Inc. + ..............................   14,930      1,296,223
   Life Partners Holdings, Inc. ....................    5,893        289,759
   MGIC Investment Corp. + .........................   11,740        354,078
   PartnerRe Ltd. + ................................    5,935        431,534
   PHH Corp.* ......................................   16,905        455,252
   Platinum Underwriters Holdings Ltd. + ...........   13,290        460,897
   State Street Corp. ..............................    7,220        443,019
   TFS Financial Corp.* ............................   79,170        918,372
   Torchmark Corp. + ...............................   11,950        735,642
   Wesco Financial Corp. + .........................    1,675        661,206
                                                                ------------
                                                                  13,251,669
                                                                ------------

HEALTH CARE--23.1%
   Alpha Pro Tech Ltd.* ............................  463,120        708,574
   American BIO Medica Corp.* ......................  315,075        326,103
   American Dental Partners, Inc. +* ...............   53,302      1,276,583
   American Physicians Service Group, Inc. + .......   18,890        346,631
   Amgen, Inc. +* ..................................   13,005        651,680
   E-Z-Em, Inc. +* .................................  105,831      1,571,590
   GlaxoSmithKline PLC - ADR + .....................   18,695        976,253
   Health Grades, Inc. +* ..........................   71,380        413,290
   Hi-Tech Pharmacal Co., Inc. +* ..................   56,758        647,041
   Home Diagnostics, Inc. +* .......................  129,745      1,274,096
   iLinc Communications, Inc.* .....................  208,290        122,891


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


40 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)
                                                        PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares       Value
                                                    ---------   ------------

HEALTH CARE--(CONTINUED)
   Johnson & Johnson + .............................   35,000   $  2,162,650
   Lincare Holdings, Inc.* .........................   12,240        440,518
   Matrixx Initiatives, Inc. +* ....................   29,090        617,872
   MEDecision, Inc.* ...............................  115,320        450,901
   MTS Medication Technologies, Inc. +* ............   64,075        701,621
   Orthofix International N.V. +* ..................   32,496      1,554,609
   Pfizer, Inc. + ..................................  107,565      2,671,915
   Pharsight Corp.* ................................  120,520        220,552
   PHC, Inc., Class A* .............................  377,980      1,152,839
   Sanofi-Aventis - ADR + ..........................   26,110      1,069,204
   Unilens Vision, Inc. ............................  113,802        437,000
   Vital Signs, Inc. + .............................   12,885        646,054
                                                                ------------
                                                                  20,440,467
                                                                ------------

OTHER--1.3%
   Friedman, Billings, Ramsey Group, Inc., Class A .  117,630        551,685
   United Capital Corp. +* .........................   22,290        589,570
                                                                ------------
                                                                   1,141,255
                                                                ------------

TECHNOLOGY--19.2%
   Accenture Ltd., Class A + .......................   32,870      1,354,573
   Bel Fuse, Inc., Class A + .......................   37,950      1,351,779
   CAM Commerce Solutions, Inc. + ..................   35,126      1,387,477
   Captaris, Inc.* .................................  124,071        665,021
   CGI Group, Inc. Class A +* ......................   76,100        839,383
   Communications Systems, Inc. ....................   14,690        162,178
   DSP Group, Inc. +* ..............................   19,905        346,944
   Electronic Clearing House, Inc. +* ..............   76,093        770,061
   Electronics For Imaging, Inc. +* ................   52,300      1,363,984
   Emulex Corp. +* .................................   41,570        812,278
   Lawson Software, Inc. +* ........................   75,470        740,361
   McAfee, Inc. +* .................................   34,590      1,236,592
   Metalink Ltd.* ..................................   29,785        204,027
   MIPS Technologies, Inc.* ........................   68,445        535,240
   MoneyGram International, Inc. ...................   20,420        434,333
   Neoware, Inc. +* ................................   40,960        656,998
   NU Horizons Electronics Corp. +* ................   94,236        874,510
   Optical Cable Corp. +* ..........................   46,460        217,433
   Radyne Corp. ....................................   32,230        339,382
   Richardson Electronics Ltd. + ...................   87,345        631,504
   Sigmatel, Inc.* .................................   35,000         94,500
   Syntax-Brillian Corp. +* ........................   18,692        121,498
   Telular Corp. +* ................................  111,663        625,313
   Tier Technologies, Inc., Class B +* .............  126,550      1,265,500
                                                                ------------
                                                                  17,030,869
                                                                ------------

UTILITIES--0.9%
   Maine & Maritimes Corp. +* ......................   24,685        765,235
                                                                ------------

     TOTAL DOMESTIC COMMON STOCK
       (Cost $82,652,360) ..........................              85,194,824
                                                                ------------


                                                    Number of
                                                      Shares       Value
                                                    ---------   ------------

WARRANTS--0.2%
CONSUMER SERVICES--0.2%
   Endeavor Acquisition Corp.* .....................   32,755   $    151,983
                                                                ------------
     TOTAL WARRANTS
       (Cost $96,143) ..............................                 151,983
                                                                ------------

SHORT-TERM INVESTMENTS--23.9%
SHORT-TERM INVESTMENTS--23.9%
   PNC Bank Money Market
     Deposit Account(a)
     4.460% 09/04/07 ..............................21,131,319     21,131,319
                                                                ------------
     TOTAL SHORT-TERM INVESTMENTS
       (Cost $21,131,319) ..........................              21,131,319
                                                                ------------
TOTAL LONG POSITIONS--120.4%
   (Cost $103,879,822) .............................             106,478,126
                                                                ------------
SECURITIES SOLD SHORT--(47.0%)
BASIC INDUSTRIES--(1.6%)
   Allegheny Technologies, Inc. ....................   (3,900)      (387,621)
   Carpenter Technology Corp. ......................   (4,395)      (513,512)
   Ethanex Energy, Inc.* ...........................  (10,880)        (4,352)
   Hybrid Technologies, Inc.* ......................  (37,722)       (82,988)
   Titanium Metals Corp. ...........................  (13,745)      (430,906)
   Uranium Energy Corp.* ...........................   (1,915)        (6,703)
                                                                ------------
                                                                  (1,426,082)
                                                                ------------

CAPITAL GOODS--(5.5%)
   Altair Nanotechnologies, Inc.* ..................  (61,535)      (196,912)
   Basin Water, Inc.* ..............................  (21,550)      (241,145)
   Ceradyne, Inc.* .................................   (8,575)      (619,801)
   DynaMotive Energy Systems Corp.* ................  (42,618)       (42,618)
   Fuel-Tech N.V.* .................................   (8,835)      (257,099)
   Ionatron, Inc.* .................................  (76,970)      (252,462)
   Ladish Co., Inc.* ...............................   (5,710)      (299,661)
   Layne Christensen Co.* ..........................   (5,365)      (264,870)
   Medefile International, Inc.* ...................   (1,902)          (314)
   Microvision, Inc.* ..............................  (60,480)      (289,699)
   Nano-Proprietary, Inc.* .........................  (13,185)       (16,481)
   Research Frontiers, Inc.* .......................  (24,611)      (288,195)
   Smith & Wesson Holding Corp.* ...................  (18,275)      (383,775)
   Sulphco, Inc.* ..................................  (77,571)      (531,361)
   Sun Hydraulics Corp. ............................  (18,075)      (500,497)
   Titan International, Inc. .......................  (17,630)      (510,917)
   TurboChef Technologies, Inc.* ...................  (12,933)      (165,542)
                                                                ------------
                                                                  (4,861,349)
                                                                ------------

COMMUNICATIONS--(2.6%)
   Choice One Communications, Inc.++* ..............  (37,790)            (4)
   Copernic Inc.* ..................................  (77,128)      (146,543)
   CryptoLogic Ltd. ................................  (17,262)      (360,949)
   CryptoLogic, Inc. ...............................   (5,440)      (113,750)
   CTC Communications Group,Inc.++* ................  (98,900)           (10)
   DigitalFX International, Inc.* ..................     (906)        (3,171)


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                         ANNUAL REPORT 2007 | 41

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)
                                                        PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares       Value
                                                    ---------   ------------

COMMUNICATIONS--(CONTINUED)
   Globalstar, Inc* ................................  (32,437)  $   (301,664)
   Imergent, Inc. ..................................  (26,240)      (497,248)
   Interliant, Inc.* ...............................     (600)            (1)
   j2 Global Communications, Inc.* .................   (6,915)      (235,110)
   LivePerson, Inc.* ...............................  (23,620)      (136,051)
   On2 Technologies, Inc.* .........................  (51,285)       (76,415)
   Quepasa Corp.* ..................................  (23,915)      (113,357)
   Terremark Worldwide, Inc.* ......................  (48,565)      (328,299)
   Zingo, Inc.* ....................................     (835)        (1,670)
                                                                ------------
                                                                  (2,314,242)
                                                                ------------

CONSUMER DURABLES--(1.6%)
   Amerityre Corp.* ................................  (41,515)      (169,381)
   Brookfield Homes Corp.* .........................  (26,240)      (520,077)
   iRobot Corp.* ...................................  (17,505)      (386,160)
   QSound Labs, Inc.* ..............................   (6,840)       (26,334)
   Raser Technologies, Inc.* .......................  (20,832)      (296,231)
                                                                ------------
                                                                  (1,398,183)
                                                                ------------

CONSUMER NON-DURABLES--(6.4%)
   Andersons, Inc. (The) ...........................   (7,300)      (344,998)
   Cal-Maine Foods, Inc. ...........................  (26,340)      (521,269)
   Crocs, Inc.* ....................................   (3,100)      (183,024)
   Force Protection, Inc.* .........................  (34,700)      (597,881)
   Guess?, Inc. ....................................   (5,585)      (296,005)
   Hansen Natural Corp.* ...........................   (6,320)      (283,831)
   Heelys, Inc.* ...................................  (22,216)      (205,054)
   Imperial Sugar Co. ..............................  (28,180)      (810,175)
   Javo Beverage Co., Inc.* ........................  (27,215)       (29,664)
   Jones Soda Co.* .................................  (25,260)      (272,808)
   Seaboard Corp. ..................................     (200)      (415,800)
   Skins, Inc.* ....................................  (22,913)       (39,639)
   Star Scientific, Inc.* .......................... (143,137)      (143,137)
   SunOpta, Inc.* ..................................  (25,640)      (332,551)
   True Religion Apparel, Inc.* ....................  (15,185)      (254,804)
   USANA Health Sciences, Inc.* ....................   (6,000)      (228,480)
   Valence Technology, Inc.* .......................  (60,915)       (82,235)
   Volcom, Inc.* ...................................  (16,625)      (648,874)
                                                                ------------
                                                                  (5,690,229)
                                                                ------------

CONSUMER SERVICES--(10.2%)
   Blockbuster, Inc. Class A .......................  (53,835)      (267,022)
   Buffalo Wild Wings, Inc.* .......................   (7,040)      (244,781)
   CarMax, Inc.* ...................................  (15,850)      (359,161)
   Citi Trends, Inc.* ..............................  (11,380)      (247,401)
   Concur Technologies, Inc.* ......................  (16,485)      (441,468)
   Crown Media Holdings, Inc., Class A* ............  (32,815)      (220,845)
   Document Securities Systems, Inc.* ..............  (14,285)      (189,133)
   Escala Group, Inc.* .............................   (7,966)       (16,410)
   FTD Group, Inc.* ................................  (27,955)      (496,760)
   Genius Products, Inc.* ..........................  (67,000)      (178,890)
   Industrial Services of America, Inc.* ...........  (24,943)      (276,867)
   Innerworkings, Inc.* ............................  (36,589)      (516,271)
   Iron Mountain, Inc.* ............................  (15,050)      (425,313)


                                                    Number of
                                                      Shares       Value
                                                    ---------   ------------

CONSUMER SERVICES--(CONTINUED)
   L-1 Identity Soloutions, Inc.* ..................  (22,610)  $   (371,931)
   Liquidity Services, Inc.* .......................  (21,935)      (241,285)
   Local.Com Corp.* ................................  (26,305)      (155,989)
   Medis Technologies Ltd.* ........................  (19,884)      (209,776)
   Neutron Enterprises, Inc.* ......................   (1,423)          (861)
   Nutri/System, Inc.* .............................  (13,465)      (730,207)
   Overstock.com, Inc.* ............................  (12,265)      (272,406)
   PokerTek, Inc.* .................................  (12,245)      (123,919)
   Premier Exhibitions, Inc.* ......................  (49,782)      (787,551)
   Rewards Network, Inc.* ..........................  (91,555)      (370,798)
   Ritchie Bros. Auctioneers, Inc. .................   (6,700)      (432,887)
   Satellite Newspapers Corp.* .....................   (8,615)            (8)
   The9 Ltd. - ADR* ................................   (5,120)      (182,170)
   Tween Brands, Inc.* .............................  (10,300)      (303,850)
   Urban Outfitters, Inc.* .........................  (24,245)      (555,211)
   Voyant International, Inc.* .....................  (23,230)        (8,944)
   Zumiez, Inc.* ...................................   (7,610)      (369,313)
                                                                ------------
                                                                  (8,997,428)
                                                                ------------

ENERGY--(0.7%)
   Energytec, Inc.* ................................       (1)             0
   Powersecure International, Inc.* ................  (44,095)      (596,165)
                                                                ------------
                                                                    (596,165)
                                                                ------------

FINANCE--(2.2%)
   Ezcorp, Inc., Class A* ..........................  (13,870)      (168,798)
   First Marblehead Corp. (The) ....................   (8,190)      (274,283)
   Franklin Credit Management Corp.* ...............  (19,934)       (99,670)
   Ladenburg Thalmann Financial Services, Inc.* .. .       (1)            (2)
   Life Partners Holdings, Inc. ....................  (13,486)      (663,107)
   Optionsxpress Holdings Inc ......................  (18,240)      (429,005)
   Triad Guaranty, Inc.* ...........................  (10,035)      (167,885)
   U.S. Global Investors, Inc., Class A ............   (8,575)      (177,502)
                                                                ------------
                                                                  (1,980,252)
                                                                ------------

HEALTH CARE--(4.0%)
   Align Technology, Inc.* .........................  (33,590)      (763,501)
   Conceptus, Inc.* ................................  (12,500)      (218,750)
   CPC of America, Inc.* ...........................   (3,145)       (47,647)
   Cyberonics, Inc.* ...............................  (16,630)      (250,946)
   Eclipsys Corp.* .................................  (17,745)      (409,732)
   InterMune, Inc.* ................................   (8,200)      (162,114)
   Isolagen, Inc.* .................................  (36,730)       (92,927)
   Medivation Inc ..................................   (8,890)      (155,308)
   Minrad International, Inc.* .....................  (32,010)      (150,127)
   Quality Systems, Inc. ...........................   (7,700)      (283,745)
   ReGeneRx Biopharmaceuticals, Inc.* ..............     (200)          (356)
   RemoteMDX, Inc.* ................................  (19,350)       (42,570)
   Spectranetics Corp.* ............................  (14,885)      (219,256)
   ThermoGenesis Corp.* ............................  (40,010)      (104,026)
   Third Wave Technologies, Inc.* ..................  (52,060)      (398,259)
   Volcano Corp.* ..................................  (18,495)      (274,651)
                                                                ------------
                                                                  (3,573,915)
                                                                ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


42 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (concluded)
                                                        PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares       Value
                                                    ---------   ------------

OTHER--0.0%
   Dark Dynamite, Inc.* ............................  (13,984)  $       (594)
                                                                ------------

TECHNOLOGY--(11.6%)
   American Superconductor Corp.* ..................  (11,065)      (199,391)
   Anadigics, Inc.* ................................  (33,770)      (555,854)
   ANTS Software, Inc.* ............................  (21,184)       (37,072)
   Axis Technologies Group, Inc.* ..................   (7,145)        (4,644)
   Brightpoint, Inc.* ..............................  (18,290)      (213,078)
   Ciena Corp.* ....................................   (6,955)      (263,455)
   ConSyGen, Inc.* .................................     (200)             0
   Convera Corp.* ..................................  (31,262)      (103,477)
   Exlservice Holdings, Inc.* ......................  (14,185)      (269,515)
   Foldera, Inc.* ..................................  (11,875)          (879)
   Garmin Ltd. .....................................   (1,735)      (176,675)
   Integral Technologies, Inc.* ....................  (38,565)       (65,175)
   Interactive Intelligence, Inc.* .................  (10,800)      (211,140)
   LML Payment Systems, Inc.* ......................  (12,308)       (40,124)
   MDI, Inc.* ......................................  (17,085)       (15,206)
   Metalink Ltd.* ..................................  (64,110)      (439,154)
   Neomagic Corp.* .................................   (5,748)       (22,877)
   Nestor, Inc.* ...................................  (22,900)       (20,610)
   Novatel Wireless, Inc.* .........................  (11,825)      (270,083)
   NVE Corp.* ......................................   (5,705)      (199,390)
   OpNext, Inc.* ...................................  (21,825)      (262,118)
   Palm, Inc.* .....................................  (71,550)    (1,073,966)
   ParkerVision, Inc.* .............................  (27,207)      (361,853)
   Sapient Corp.* ..................................  (30,035)      (193,425)
   Supertex, Inc.* .................................  (25,155)      (902,058)
   Syntax-Brillian Corp.* ..........................  (99,382)      (645,983)
   Tessera Technologies, Inc.* .....................   (7,070)      (258,974)
   Tiger Telematics, Inc.* .........................  (16,610)           (42)
   Total Systems Services, Inc. ....................  (15,270)      (423,590)
   Trina Solar Ltd. - ADR* .........................   (5,250)      (245,805)
   Universal Display Corp.* ........................   (8,875)      (130,995)
   USA Technologies, Inc. ..........................  (19,185)      (188,013)
   Volterra Semiconductor Corp.* ...................  (55,205)      (599,526)
   Vyyo, Inc.* .....................................  (25,218)      (146,517)
   Western Digital Corp.* ..........................  (42,360)      (989,530)
   Xybernaut Corp.++* ..............................  (35,000)          (980)
   Xyratex Ltd.* ...................................  (33,155)      (690,287)
                                                                ------------
                                                                 (10,221,461)
                                                                ------------


                                                    Number of
                                                      Shares       Value
                                                    ---------   ------------


TRANSPORTATION--(0.3%)
   Tidewater, Inc. .................................   (3,415)  $   (223,512)
                                                                ------------

UTILITIES--(0.3%)
   SJW Corp. .......................................   (7,010)      (240,513)
                                                                ------------

     TOTAL SECURITIES SOLD SHORT
       (Proceeds $43,706,238) ......................             (41,523,925)
                                                                ------------
OTHER ASSETS IN EXCESS OF LIABILITIES--26.6% .......              23,479,920
                                                                ------------
NET ASSETS--100.0% .................................            $ 88,434,121
                                                                ============


----------
*  -- Non-income producing.
+  -- Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
++ -- Security has been valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors.
ADR -- American Depository Receipt.
(a) Security is affiliated to the principal underwriter of the Fund.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                         ANNUAL REPORT 2007 | 43

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND            PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares        Value
                                                    ---------    -----------

COMMON STOCK--99.6%
BASIC INDUSTRIES--0.4%
   PPG Industries, Inc. ............................    3,710    $   272,128
                                                                 -----------

CAPITAL GOODS--8.0%
   Emerson Electric Co. ............................    7,305        359,625
   Honeywell International, Inc. ...................   14,560        817,544
   Koninklijke (Royal) Philips Electronics N.V. .. .    8,465        334,791
   Lockheed Martin Corp. ...........................   22,720      2,252,461
   United Technologies Corp. .......................   20,865      1,557,155
                                                                 -----------
                                                                   5,321,576
                                                                 -----------

COMMUNICATIONS--2.8%
   Telecom Corp. New Zealand Ltd. - ADR ............   11,475        278,154
   Time Warner Cable, Inc.* ........................   12,935        474,714
   Vodafone Group PLC - ADR ........................   20,287        657,299
   Windstream Corp. ................................   34,353        490,561
                                                                 -----------
                                                                   1,900,728
                                                                 -----------

CONSUMER NON-DURABLES--8.8%
   Altria Group, Inc. ..............................   18,952      1,315,458
   Loews Corp. .....................................   16,785        789,063
   Loews Corp. - Carolina Group ....................    5,035        383,264
   Molson Coors Brewing Co., Class B ...............    8,125        726,863
   NIKE, Inc., Class B .............................   14,615        823,409
   Procter & Gamble Co., (The) .....................   28,255      1,845,334
                                                                 -----------
                                                                   5,883,391
                                                                 -----------

CONSUMER SERVICES--7.9%
   Avis Budget Group, Inc.* ........................   13,135        304,863
   CBS Corp., Class B ..............................   15,965        503,057
   Clear Channel Communications, Inc. ..............   15,995        595,974
   Home Depot, Inc., (The) .........................   11,605        444,588
   Idearc, Inc. ....................................    7,605        259,559
   Liberty Media Holding Capital, Series A* ........    4,897        533,724
   Omnicom Group, Inc. .............................    6,795        346,069
   R. R. Donnelley & Sons Co. ......................   19,550        700,281
   Ross Stores, Inc. ...............................   14,410        401,030
   Time Warner, Inc. ...............................   61,286      1,163,208
                                                                 -----------
                                                                   5,252,353
                                                                 -----------

ENERGY--12.7%
   Anadarko Petroleum Corp. ........................   20,735      1,015,600
   Chesapeake Energy Corp. .........................   19,230        620,360
   Chevron Corp. ...................................   17,616      1,545,980
   ConocoPhillips ..................................   29,000      2,374,810
   Exxon Mobil Corp. ...............................   23,294      1,996,995
   Total SA - ADR ..................................   12,510        939,376
                                                                 -----------
                                                                   8,493,121
                                                                 -----------


                                                    Number of
                                                      Shares        Value
                                                    ---------    -----------


FINANCE--27.1%
   ACE Ltd. ........................................   14,684    $   848,148
   American International Group, Inc. ..............   28,888      1,906,608
   Bank of New York Mellon Corp. (The) .............   14,627        591,370
   Berkshire Hathaway, Inc., Class B* ..............      578      2,248,420
   Citigroup, Inc. .................................   52,193      2,446,808
   Commerce Bancorp, Inc. ..........................   23,715        871,052
   Countrywide Financial Corp. .....................   29,961        594,726
   Discover Financial Services* ....................   16,155        373,827
   Federated Investors, Inc., Class B ..............   18,270        641,460
   Freddie Mac .....................................   29,617      1,824,703
   JPMorgan Chase & Co. ............................   45,430      2,022,544
   Lincoln National Corp. ..........................    7,305        444,728
   MBIA, Inc. ......................................   15,846        950,760
   Merrill Lynch & Co., Inc. .......................    8,705        641,558
   State Street Corp. ..............................    5,065        310,788
   Travelers Companies, Inc., (The) ................   21,029      1,062,806
   Wells Fargo & Co. ...............................    9,160        334,706
                                                                 -----------
                                                                  18,115,012
                                                                 -----------

HEALTH CARE--12.5%
   Amgen, Inc.* ....................................    7,515        376,577
   CIGNA Corp. .....................................   13,640        704,915
   Coventry Health Care, Inc.* .....................    9,380        538,131
   Covidien Ltd.* ..................................   10,202        406,346
   DaVita, Inc.* ...................................   12,835        738,269
   Johnson & Johnson ...............................   24,366      1,505,575
   Lincare Holdings, Inc.* .........................    8,870        319,231
   McKesson Corp. ..................................    5,685        325,239
   Medco Health Solutions, Inc.* ...................    5,035        430,241
   Pfizer, Inc. ....................................   70,012      1,739,098
   Quest Diagnostics, Inc. .........................   10,375        568,031
   Wyeth ...........................................   14,515        672,044
                                                                 -----------
                                                                   8,323,697
                                                                 -----------

TECHNOLOGY--18.1%
   Accenture Ltd., Class A .........................   10,860        447,541
   Broadridge Financial Solutions, Inc. ............   26,290        477,689
   CA, Inc. ........................................   19,650        494,984
   Cadence Design Systems, Inc.* ...................   16,195        351,755
   CGI Group, Inc. Class A* ........................   54,605        602,293
   First Data Corp. ................................   28,930        961,055
   Harris Corp. ....................................   18,590      1,130,830
   Hewlett-Packard Co. .............................   29,118      1,436,973
   Ingram Micro, Inc., Class A* ....................   21,625        424,715
   International Business Machines Corp. ...........    8,885      1,036,791
   McAfee, Inc.* ...................................   11,355        405,941
   Microsoft Corp. .................................   23,684        680,441
   Motorola, Inc. ..................................   23,600        400,020
   Nokia OYI - ADR .................................   32,090      1,055,119
   Oracle Corp.* ...................................   29,385        595,928
   Sun Microsystems, Inc.* .........................  102,190        547,738
   Symantec Corp.* .................................   36,255        681,957


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

44 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND (concluded)
                                                        PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares        Value
                                                    ---------    -----------

TECHNOLOGY--(CONTINUED)
     Taiwan Semiconductor Manufacturing
       Co., Ltd. - ADR .............................   32,154    $   318,965
                                                                 -----------
                                                                  12,050,735
                                                                 -----------

UTILITIES--1.3%
   Ameren Corp. ....................................   13,780        699,748
   DTE Energy Co. ..................................    4,080        195,065
                                                                 -----------
                                                                     894,813
                                                                 -----------

     TOTAL COMMON STOCK
       (Cost $59,153,563) ..........................              66,507,554
                                                                 -----------
SHORT-TERM INVESTMENTS--0.3%
   PNC Bank Money Market Deposit Account(a)
     4.460% 09/04/07 ...............................  189,018        189,018
                                                                 -----------

     TOTAL SHORT-TERM INVESTMENTS(Cost $189,018)                     189,018
                                                                 -----------
TOTAL INVESTMENTS--99.9%
   (Cost $59,342,581) ..............................              66,696,572
                                                                 -----------
OTHER ASSETS IN EXCESS OF LIABILITIES--0.1% ........                  73,148
                                                                 -----------
NET ASSETS--100.0% .................................             $66,769,720
                                                                 ===========


----------
* -- Non-income producing.
ADR -- American Depository Receipt.
(a) Security is affiliated to the principal underwriter of the Fund.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         ANNUAL REPORT 2007 | 45

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS MID CAP VALUE FUND              PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares        Value
                                                    ---------    -----------

COMMON STOCK--96.1%
BASIC INDUSTRIES--5.1%
   Crown Holdings, Inc.* ...........................   24,670    $   592,573
   Lubrizol Corp., (The) ...........................   12,445        791,253
   PPG Industries, Inc. ............................    5,870        430,565
   Valspar Corp., (The) ............................   23,815        642,291
                                                                 -----------
                                                                   2,456,682
                                                                 -----------

CAPITAL GOODS--7.8%
   Dover Corp. .....................................   13,245        654,303
   Ingersoll-Rand Co. Ltd., Class A ................    7,585        393,889
   Masco Corp. .....................................   10,675        277,764
   Stanley Works, (The) ............................   12,680        719,463
   Terex Corp.* ....................................    4,845        387,019
   Thomas & Betts Corp.* ...........................   12,515        693,206
   W.W. Grainger, Inc. .............................    7,150        655,011
                                                                 -----------
                                                                   3,780,655
                                                                 -----------

COMMUNICATIONS--2.7%
   CenturyTel, Inc. ................................   10,625        509,787
   Embarq Corp. ....................................    5,870        366,405
   Windstream Corp. ................................   32,145        459,031
                                                                 -----------
                                                                   1,335,223
                                                                 -----------

CONSUMER DURABLES--1.2%
   BorgWarner, Inc. ................................    4,660        393,770
   Sherwin-Williams Co., (The) .....................    2,775        191,503
                                                                 -----------
                                                                     585,273
                                                                 -----------

CONSUMER NON-DURABLES--5.5%
   Brunswick Corp. .................................    9,185        231,003
   General Mills, Inc. .............................   14,055        785,393
   Loews Corp. - Carolina Group ....................    4,590        349,391
   Mattel, Inc. ....................................   25,585        553,403
   Scientific Games Corp., Class A* ................   14,845        517,942
   VF Corp. ........................................    2,800        223,580
                                                                 -----------
                                                                   2,660,712
                                                                 -----------

CONSUMER SERVICES--14.1%
   Burger King Holdings, Inc. ......................   11,835        280,608
   CBS Corp., Class B ..............................   18,030        568,125
   Dun & Bradstreet Corp., (The) ...................    3,095        301,917
   Expedia, Inc.* ..................................   14,864        443,691
   Family Dollar Stores, Inc. ......................    8,805        257,810
   Hewitt Associates, Inc., Class A* ...............   10,325        347,230
   Idearc, Inc. ....................................   16,190        552,565
   Knoll, Inc. .....................................   17,380        330,394
   Kohl's Corp.* ...................................    5,940        352,242
   Kroger Co., (The) ...............................   18,450        490,401
   Live Nation, Inc.* ..............................   21,950        454,365
   McGraw-Hill Companies, Inc., (The) ..............    7,490        377,945
   Meredith Corp. ..................................   14,875        831,513
   R. R. Donnelley & Sons Co. ......................   12,710        455,272
   Staples, Inc. ...................................   25,595        607,881
   The TJX Companies, Inc. .........................    6,600        201,234
                                                                 -----------
                                                                   6,853,193
                                                                 -----------


                                                    Number of
                                                      Shares        Value
                                                    ---------    -----------

ENERGY--4.3%
   Anadarko Petroleum Corp. ........................    8,985    $   440,085
   Chesapeake Energy Corp. .........................   14,675        473,416
   Murphy Oil Corp. ................................    8,970        546,632
   Pioneer Natural Resources Co. ...................    5,805        238,295
   Pogo Producing Co. ..............................    8,080        402,465
                                                                 -----------
                                                                   2,100,893
                                                                 -----------

FINANCE--18.5%
   Affiliated Managers Group, Inc.* ................    2,935        332,389
   Assurant, Inc. ..................................   11,845        610,491
   CNA Financial Corp. .............................    5,130        215,255
   Comerica, Inc. ..................................    7,690        428,948
   Commerce Bancorp, Inc. ..........................   22,315        819,630
   E*TRADE Financial Corp.* ........................   16,170        251,929
   Everest Re Group Ltd. ...........................    3,095        315,319
   Federated Investors, Inc., Class B ..............   17,190        603,541
   First American Corp. ............................    8,120        339,660
   Hanover Insurance Group, Inc., (The) ............   14,090        602,770
   Lincoln National Corp. ..........................   11,560        703,773
   Marsh & McLennan Companies, Inc. ................   21,880        583,102
   MBIA, Inc. ......................................    4,390        263,400
   Mercury General Corp. ...........................   13,220        696,429
   Nationwide Financial Services, Inc., Class A .. .    4,235        226,657
   Progressive Corp., (The) ........................   18,220        370,595
   SLM Corp. .......................................    8,915        448,246
   State Street Corp. ..............................    7,195        441,485
   Student Loan Corp., (The) .......................    1,585        312,641
   Unum Group ......................................   16,600        406,202
                                                                 -----------
                                                                   8,972,462
                                                                 -----------

HEALTH CARE--10.1%
   C.R. Bard, Inc. .................................    3,165        263,929
   CIGNA Corp. .....................................    5,580        288,374
   Coventry Health Care, Inc.* .....................   11,865        680,695
   DaVita, Inc.* ...................................   12,280        706,346
   Hospira, Inc.* ..................................    9,285        358,865
   Lincare Holdings, Inc.* .........................   15,460        556,405
   McKesson Corp. ..................................   11,070        633,315
   Mentor Corp. ....................................   16,550        737,965
   Quest Diagnostics, Inc. .........................   11,970        655,358
                                                                 -----------
                                                                   4,881,252
                                                                 -----------

OTHER--5.0%
   Annaly Capital Management, Inc. (REIT) ..........   74,366      1,047,817
   AvalonBay Communities, Inc. (REIT) ..............    2,585        295,672
   Nationwide Health Properties, Inc. (REIT) .......    8,680        240,870
   Prologis (REIT) .................................    4,185        251,770
   SL Green Realty Corp. (REIT) ....................    2,685        299,404
   Ventas, Inc. (REIT) .............................    7,290        277,603
                                                                 -----------
                                                                   2,413,136
                                                                 -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

46 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS MID CAP VALUE FUND (concluded)
                                                        PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares        Value
                                                    ---------    -----------

TECHNOLOGY--17.8%
   Accenture Ltd., Class A .........................    7,285    $   300,215
   Amdocs Ltd.* ....................................   12,280        433,484
   Arrow Electronics, Inc.* ........................   15,575        653,527
   Avid Technology, Inc.* ..........................   15,650        482,489
   Avnet, Inc.* ....................................    7,665        301,311
   Broadridge Financial Solutions, Inc. ............   32,815        596,248
   CACI International, Inc., Class A* ..............    6,080        310,202
   Comverse Technology, Inc.* ......................   24,880        416,740
   Cymer, Inc.* ....................................   15,220        603,321
   Emulex Corp.* ...................................   18,155        354,749
   First Data Corp. ................................   14,540        483,019
   Harris Corp. ....................................   14,630        889,943
   Ingram Micro, Inc., Class A* ....................   28,695        563,570
   McAfee, Inc.* ...................................   15,587        557,235
   SRA International, Inc., Class A* ...............   15,275        430,908
   Sybase, Inc.* ...................................   21,300        490,965
   Symantec Corp.* .................................   41,635        783,154
                                                                 -----------
                                                                   8,651,080
                                                                 -----------

TRANSPORTATION--1.2%
   Laidlaw International, Inc. .....................    8,345        289,237
   Norfolk Southern Corp. ..........................    5,570        285,240
                                                                 -----------
                                                                     574,477
                                                                 -----------

UTILITIES--2.8%
   Ameren Corp. ....................................    5,150        261,517
   American Electric Power Co., Inc. ...............    4,965        220,843
   DTE Energy Co. ..................................    4,865        232,596
   Edison International ............................    4,690        247,210
   Nisource, Inc. ..................................    9,975        187,929
   Sierra Pacific Resources ........................   13,665        209,348
                                                                 -----------
                                                                   1,359,443
                                                                 -----------

     TOTAL COMMON STOCK
       (Cost $43,140,988) ..........................              46,624,481
                                                                 -----------

SHORT-TERM INVESTMENTS--3.2%
   PNC Bank Money Market Deposit Account(a)
     4.460% 09/04/07 ...............................1,544,265      1,544,265
                                                                 -----------

     TOTAL SHORT-TERM INVESTMENTS
       (Cost $1,544,265) ...........................               1,544,265
                                                                 -----------

TOTAL INVESTMENTS--99.3%
     (Cost $44,685,253) ............................              48,168,746
                                                                 -----------

OTHER ASSETS IN EXCESS OF LIABILITIES--0.7% ........                 331,286
                                                                 -----------

NET ASSETS--100.0% .................................             $48,500,032
                                                                 ===========

----------
* -- Non-income Producing
REIT -- Real Estate Investment Trust.
(a) Security is affiliated to the principal underwriter of the Fund.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         ANNUAL REPORT 2007 | 47

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND              PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares        Value
                                                    ---------    -----------

COMMON STOCK--100.1%
BASIC INDUSTRIES--0.5%
   Avery Dennison Corp. ............................    1,395    $    83,407
                                                                 -----------

CAPITAL GOODS--3.8%
   Dover Corp. .....................................    3,500        172,900
   Makita Corp. - ADR ..............................    2,195         84,529
   Parker-Hannifin Corp. ...........................    1,040        111,769
   United Technologies Corp. .......................    1,350        100,750
   W.W. Grainger, Inc. .............................    2,250        206,122
                                                                 -----------
                                                                     676,070
                                                                 -----------

COMMUNICATIONS--3.0%
   Embarq Corp. ....................................    2,000        124,840
   Vodafone Group PLC - ADR ........................   12,498        404,935
                                                                 -----------
                                                                     529,775
                                                                 -----------

CONSUMER DURABLES--1.9%
   Leggett & Platt, Inc. ...........................    2,710         55,284
   Lennar Corp., Class A ...........................    3,700        104,599
   National Presto Industries, Inc. ................    1,530         84,395
   Pulte Homes, Inc. ...............................    5,700         94,848
                                                                 -----------
                                                                     339,126
                                                                 -----------

CONSUMER NON-DURABLES--13.8%
   Jones Apparel Group, Inc. .......................    4,180         80,214
   Liz Claiborne, Inc. .............................    4,070        139,072
   Loews Corp. .....................................   19,660        924,217
   Mattel, Inc. ....................................    7,625        164,929
   Nestle S.A. - ADR ...............................    1,995        216,911
   NIKE, Inc., Class B .............................    3,845        216,627
   Oxford Industries, Inc. .........................    1,440         52,157
   Procter & Gamble Co., (The) .....................    5,465        356,919
   Tupperware Corp. ................................    5,755        177,196
   VF Corp. ........................................    1,425        113,786
                                                                 -----------
                                                                   2,442,028
                                                                 -----------

CONSUMER SERVICES--4.0%
   BancTec 144A ....................................    7,030         56,240
   Clear Channel Communications, Inc. ..............    2,430         90,542
   Dun & Bradstreet Corp., (The) ...................    1,035        100,964
   Expedia, Inc.* ..................................    4,254        126,982
   Omnicom Group, Inc. .............................    2,415        122,996
   Pacific Sunwear of California, Inc.* ............   10,345        144,933
   Rent-A-Center, Inc.* ............................    3,495         67,174
                                                                 -----------
                                                                     709,831
                                                                 -----------

ENERGY--8.3%
   Anadarko Petroleum Corp. ........................    2,460        120,491
   Apache Corp. ....................................    1,510        116,844
   Arena Resources, Inc.* ..........................      865         53,076
   ConocoPhillips ..................................    4,631        379,233
   Devon Energy Corp. ..............................    2,365        178,108
   Pioneer Natural Resources Co. ...................    3,705        152,090
   Quest Resource Corp.* ...........................    1,988         18,011


                                                    Number of
                                                      Shares        Value
                                                    ---------    -----------

ENERGY--(CONTINUED)
   Quest Resource Corp. 144A ++* ...................    2,430    $    22,016
   Royal Dutch Shell PLC -  ADR ....................    1,100         85,085
   Total SA ........................................    4,575        343,537
                                                                 -----------
                                                                   1,468,491
                                                                 -----------

FINANCE--30.2%
   ACE Ltd. ........................................   11,730        677,525
   Alleghany Corp.* ................................    1,522        627,064
   Allied World Assurance Holdings Ltd. Bermuda .. .    1,575         75,632
   American International Group, Inc. ..............    3,375        222,750
   AON Corp. .......................................    3,130        135,592
   Aspen Insurance Holdings Ltd. ...................    3,445         86,435
   Castlepoint Holdings Ltd. 144A ++* ..............    3,725         42,167
   Citigroup, Inc. .................................    3,355        157,282
   Countrywide Financial Corp. .....................    1,419         28,167
   First American Corp. ............................    1,220         51,033
   Flagstone Reinsurance Holdings Ltd.* ............   10,790        137,249
   Freddie Mac .....................................    6,440        396,768
   Hanover Insurance Group, Inc., (The) ............    4,255        182,029
   IndyMac Bancorp, Inc. ...........................    1,740         42,108
   IPC Holdings Ltd. ...............................    5,600        142,352
   J.G. Wentworth, Inc. 144A .......................    4,470         53,640
   Legg Mason, Inc. ................................    1,945        168,865
   Lincoln National Corp. ..........................    1,285         78,231
   Maiden Holdings Ltd. 144A .......................    3,315         30,664
   Marsh & McLennan Companies, Inc. ................    5,645        150,439
   MBIA, Inc. ......................................    7,090        425,400
   Millea Holdings, Inc. - ADR .....................    1,580         61,065
   National Atlantic Holdings Corp., Class A* ......    3,775         37,750
   Peoples Choice Financial Corp. 144A ++* .........    1,465              0
   Platinum Underwriters Holdings Ltd. .............    2,740         95,023
   Quanta Capital Holdings Ltd.* ...................   22,160         59,610
   RAM Holdings Ltd.* ..............................    2,825         26,386
   SLM Corp. .......................................    3,275        164,667
   Solar Capital LLC 144A* .........................    6,075         91,125
   Specialty Underwriters' Alliance, Inc.* .........    2,985         21,402
   Travelers Companies, Inc., (The) ................    5,200        262,808
   Unum Group ......................................    8,521        208,509
   Wesco Financial Corp. ...........................      175         69,081
   White Mountains Insurance Group Ltd. ............      680        354,960
                                                                 -----------
                                                                   5,363,778
                                                                 -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

48 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (concluded)
                                                        PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares        Value
                                                    ---------    -----------

HEALTH CARE--15.6%
   Amgen, Inc.* ....................................    5,220    $   261,574
   AstraZeneca PLC - ADR ...........................    4,020        197,784
   Becton, Dickinson & Co. .........................    2,350        180,809
   Covidien Ltd.* ..................................    2,290         91,211
   DaVita, Inc.* ...................................    3,940        226,629
   Johnson & Johnson ...............................    6,810        420,790
   Lincare Holdings, Inc.* .........................    5,200        187,148
   Mentor Corp. ....................................    2,145         95,645
   Pfizer, Inc. ....................................   21,501        534,085
   Sanofi-Aventis - ADR ............................    7,105        290,950
   UnitedHealth Group, Inc. ........................    2,295        114,773
   Wyeth ...........................................    3,530        163,439
                                                                 -----------
                                                                   2,764,837
                                                                 -----------

OTHER--2.9%
   Annaly Capital Management, Inc. (REIT) ..........   17,570        247,561
   Ashford Hospitality Trust, Inc. (REIT) ..........    3,840         41,894
   CBRE Realty Finance, Inc. (REIT) 144A ++* .......      210          1,260
   CBRE Realty Finance, Inc. (REIT) ................    9,775         58,650
   Friedman, Billings, Ramsey Group, Inc.,
     Class A (REIT) ................................    9,675         45,376
   Meruelo Maddux Properties, Inc.* ................    3,065         18,421
   National Health Investors, Inc. (REIT) ..........    3,385        102,363
   Tac Acquisition Corp.++* ........................    6,900              0
                                                                 -----------
                                                                     515,525
                                                                 -----------

TECHNOLOGY--14.6%
   Agilysys, Inc. ..................................    4,415         75,320
   Avnet, Inc.* ....................................    2,160         84,910
   Bel Fuse, Inc., Class B .........................    1,335         42,052
   Broadridge Financial Solutions, Inc. ............    6,360        115,561
   Fidelity National Information Serives, Inc. .....    2,170        102,858
   First Data Corp. ................................    7,075        235,031
   GSI Group, Inc.* ................................    5,300         51,675
   Hewlett-Packard Co. .............................    9,160        452,046
   International Business Machines Corp. ...........    5,460        637,127
   Microsoft Corp. .................................   11,590        332,981
   Motorola, Inc. ..................................    6,605        111,955
   Nokia OYI - ADR .................................    5,760        189,389
   Sybase, Inc.* ...................................    3,635         83,787
   Tyco Electronics Ltd.* ..........................    2,290         79,852
                                                                 -----------
                                                                   2,594,544
                                                                 -----------

UTILITIES--1.5%
   Korea Electric Power Corp. - ADR ................   12,265        276,331
                                                                 -----------

     TOTAL COMMON STOCK
       (Cost $15,796,440) ..........................              17,763,743
                                                                 -----------


                                                    Number of
                                                      Shares        Value
                                                    ---------    -----------

SHORT-TERM INVESTMENTS--1.8%
   PNC Bank Money Market Deposit Account(a)
       4.460% 09/04/07 .............................  311,661    $   311,661
                                                                 -----------

     TOTAL SHORT-TERM INVESTMENTS
       (Cost $311,661) .............................                 311,661
                                                                 -----------

TOTAL INVESTMENTS--101.9%
  (Cost $16,108,101) ...............................              18,075,404
                                                                 -----------

OPTIONS WRITTEN--(0.6%)
   Amgen, Inc.
     Call Options
     Expires 01/19/08
     Strike Price $50 ..............................      (18)        (7,470)
   Lennar Corporation
     Call Options
     Expires 02/16/08
     Strike Price $28 ..............................      (37)       (15,577)
   Microsoft Corp.
     Call Options
     Expires 01/19/08
     Strike Price $30 ..............................      (36)        (4,507)
   Pacific Sunwear of California, Inc.
     Call Options
     Expires 03/22/08
     Strike Price $12.50 ...........................      (77)       (22,345)
   Pulte Homes, Inc.
     Call Options
     Expires 01/17/09
     Strike Price $20 ..............................      (57)       (17,693)
   SML Corporation
     Call Options
     Expires 01/19/08
     Strike Price $50 ..............................      (19)        (9,500)
   Vodaphone Group
     Call Options
     Expires 01/19/08
     Strike Price $30 ..............................      (35)       (13,307)
   Vodaphone Group
     Call Options
     Expires 03/22/08
     Strike Price $31 ..............................      (35)       (13,156)
                                                                 -----------

     TOTAL OPTIONS WRITTEN
       (Premiums received $134,602) ................                (103,555)
                                                                 -----------

LIABILITIES IN EXCESS OF OTHER ASSETS--(1.3)% ......                (230,458)
                                                                 -----------

NET ASSETS--100.0% .................................             $17,741,391
                                                                 ===========


----------
*  -- Non-income producing.
++ -- Security has been valued at fair market value as  determined in good faith by or under the  direction  of RBB's Board of  Directors.
144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that Rule except to qualified institutional buyers.
ADR -- American Depository Receipt.
REIT -- Real Estate Investment Trust.
(a) Security is affiliated to the principal underwriter of the Fund.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         ANNUAL REPORT 2007 | 49

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO WPG SMALL CAP VALUE FUND                        PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares        Value
                                                    ---------    -----------

COMMON STOCK--94.4%
BASIC INDUSTRIES--0.3%
   Uranium Resources, Inc. #* ......................   22,677    $   175,747
                                                                 -----------

CAPITAL GOODS--5.1%
   Altra Holdings, Inc.* ...........................   15,100        250,660
   Beacon Roofing Supply, Inc.* ....................    7,800         90,870
   ICF International, Inc.* ........................   39,800        980,274
   Lakeland Industries, Inc. #* ....................   56,914        666,459
   Omnova Solutions, Inc.* .........................   55,300        326,823
   Trimas Corp.* ...................................   36,700        449,942
                                                                 -----------
                                                                   2,765,028
                                                                 -----------

COMMUNICATIONS--0.5%
   LCC International, Inc.* ........................   68,300        247,929
                                                                 -----------

CONSUMER DURABLES--8.0%
   Cavco Industries, Inc.* .........................    7,400        259,888
   Champion Enterprises, Inc. #* ...................   25,700        296,835
   Jarden Corp.* ...................................   39,800      1,305,042
   Libbey, Inc. ....................................   63,600      1,151,160
   Lifetime Brands, Inc. # .........................   64,500      1,315,155
                                                                 -----------
                                                                   4,328,080
                                                                 -----------

CONSUMER NON-DURABLES--8.0%
   Chiquita Brands International, Inc. # ...........  107,200      1,672,320
   Del Monte Foods Co. .............................   49,200        518,568
   Quiksilver, Inc.* ...............................   59,500        796,705
   Skechers U.S.A., Inc., Class A* .................   25,800        511,614
   Universal Corp. .................................   16,500        810,645
                                                                 -----------
                                                                   4,309,852
                                                                 -----------

CONSUMER SERVICES--20.9%
   California Pizza Kitchen, Inc.* .................   15,100        308,795
   Carrols Restaurant Group, Inc.* .................   47,000        515,120
   Cheesecake Factory, Inc. (The)* .................   17,100        426,303
   CKE Restaurants, Inc. ...........................   16,300        276,285
   LECG Corp.* .....................................   89,900      1,379,066
   MDC Partners, Inc., Class A* ....................  262,010      2,832,328
   Navigant Consulting, Inc.* ......................   23,200        409,480
   P.F. Chang's China Bistro, Inc. #* ..............    8,500        286,705
   PeopleSupport, Inc.* ............................   97,100      1,221,518
   Pre-Paid Legal Services, Inc.* ..................    2,400        132,456
   Princeton Review, Inc. (The)* ...................  229,308      1,531,778
   Providence Service Corp. (The) #* ...............   13,600        408,816
   Shoe Carnival, Inc.* ............................   27,000        465,750
   Stage Stores, Inc. ..............................    7,600        131,708
   Tween Brands, Inc.* .............................   23,000        678,500
   Valassis Communications, Inc.* ..................   29,700        270,864
                                                                 -----------
                                                                  11,275,472
                                                                 -----------

ENERGY--6.2%
   American Oil & Gas, Inc. #* .....................   50,600        293,480
   Aurora Oil & Gas Corp.* .........................  201,300        340,197
   Edge Petroleum Corp. #* .........................   65,100        850,206


                                                    Number of
                                                      Shares        Value
                                                    ---------    -----------

ENERGY--(CONTINUED)
   Geomet, Inc.* ...................................  123,100    $   726,290
   Newpark Resources, Inc.* ........................  197,800      1,107,680
                                                                 -----------
                                                                   3,317,853
                                                                 -----------

FINANCE--12.3%
   AmCOMP, Inc.* ...................................   17,100        162,963
   Aspen Insurance Holdings Ltd. ...................   15,100        378,859
   Assured Guaranty Ltd. ...........................   11,300        294,591
   BankUnited Financial Corp., Class A .............   17,000        290,700
   Berkshire Hills Bancorp, Inc. ...................   15,100        447,413
   Darwin Professional Underwriters, Inc.* .........   12,300        305,532
   Dearborn Bancorp, Inc.* .........................   26,250        336,000
   Encore Bancshares, Inc.* ........................    9,900        217,701
   First Financial Bankshares, Inc. ................        1             42
   First State Bancorporation ......................   13,800        266,478
   FirstFed Financial Corp.* .......................    8,300        417,075
   Marlin Business Services Corp.* .................   31,300        518,641
   Meadowbrook Insurance Group, Inc.* ..............   17,400        153,642
   Procentury Corp. ................................   11,600        164,488
   Superior Bancorp* ...............................   48,000        451,200
   Synergy Financial Group, Inc. ...................   44,300        621,972
   Validus Holdings Ltd.* ..........................   25,700        565,914
   Westfield Financial, Inc. .......................   49,700        502,467
   WSFS Financial Corp. ............................    9,400        566,256
                                                                 -----------
                                                                   6,661,934
                                                                 -----------

HEALTH CARE--8.7%
   DexCom, Inc.* ...................................   36,100        332,120
   First Consulting Group, Inc.* ...................  117,600      1,113,672
   HealthTronics, Inc.* ............................  108,400        515,984
   ICU Medical, Inc.* ..............................   14,100        533,121
   Kensey Nash Corp.* ..............................   18,300        436,089
   LifePoint Hospitals, Inc.* ......................   50,400      1,416,240
   Matrixx Initiatives, Inc.* ......................   16,800        356,832
                                                                 -----------
                                                                   4,704,058
                                                                 -----------

OTHER--5.9%
   Ashford Hospitality Trust, Inc. (REIT) ..........   30,300        330,573
   CapLease, Inc. (REIT) ...........................  112,900      1,089,485
   Sun Communities, Inc. (REIT) ....................   47,800      1,362,778
   Technology Investment Capital Corp. .............   30,645        402,675
                                                                 -----------
                                                                   3,185,511
                                                                 -----------

TECHNOLOGY--9.3%
   ACI Worldwide, Inc.* ............................    8,600        223,428
   Axesstel, Inc.* .................................  300,760        342,867
   CPI International, Inc.* ........................   41,250        798,600
   Foundry Networks, Inc.* .........................   27,800        514,022
   Measurement Specialties, Inc.* ..................   13,200        318,516


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


50 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO WPG SMALL CAP VALUE FUND (concluded)
                                                        PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares        Value
                                                    ---------    -----------

TECHNOLOGY--(CONTINUED)
   MoneyGram International, Inc. ...................    9,430    $   200,576
   Neoware, Inc.* ..................................   42,400        680,096
   OmniVision Technologies, Inc. #* ................   13,600        283,832
   Rackable Systems, Inc. #* .......................   80,400      1,103,088
   RADWARE Ltd.* ...................................   29,800        400,810
   WidePoint Corp.* ................................  195,900        156,720
                                                                 -----------
                                                                   5,022,555
                                                                 -----------

TRANSPORTATION--4.1%
   Double Hull Tankers, Inc. .......................   52,500        809,550
   JetBlue Airways Corp.* ..........................   46,000        437,920
   Mesa Air Group, Inc.* ...........................  127,900        721,356
   Navios Maritime Holdings, Inc. ..................   19,800        241,560
                                                                 -----------
                                                                   2,210,386
                                                                 -----------

UTILITIES--5.1%
   El Paso Electric Co.* ...........................   21,800        486,576
   Great Plains Energy, Inc. .......................    9,700        274,898
   Hawaiian Electric Industries, Inc. # ............   10,200        213,894
   Portland General Electric Co. ...................   25,400        675,386
   UGI Corp. .......................................   34,000        868,700
   Vectren Corp. ...................................    9,000        245,700
                                                                 -----------
                                                                   2,765,154
                                                                 -----------

     TOTAL COMMON STOCK
       (Cost $48,926,860) ..........................              50,969,559
                                                                 -----------

RIGHTS/WARRANTS--0.4%
TRANSPORTATION--0.4%
   Navios Maritime Holdings, Inc.
     Expires 12/09/08 $5.00* .......................   28,695        207,178
                                                                 -----------

     TOTAL RIGHTS/WARRANTS (Cost $0) ...............                 207,178
                                                                 -----------

SHORT-TERM INVESTMENTS--5.2%
   Dreyfus Government Cash Management
     5.120% 09/04/07 ...............................2,791,425      2,791,425
                                                                 -----------

     TOTAL SHORT-TERM INVESTMENTS
       (Cost $2,791,425) ...........................               2,791,425
                                                                 -----------

TOTAL INVESTMENTS(a)--100.0%
   (Cost $51,718,285) ..............................              53,968,162
                                                                 -----------

LIABILITIES IN EXCESS OF OTHER ASSETS--0.0% ........                  (6,179)
                                                                 -----------

NET ASSETS--100.0% .................................             $53,961,983
                                                                 ===========

----------
* -- Non-income producing.
# -- Portion of security out on loan (See Note 6).
REIT -- Real Estate Investment Trust
(a) At August 31, 2007, the market value of securities on loan was $5,306,220.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         ANNUAL REPORT 2007 | 51

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO WPG LARGE CAP GROWTH FUND                       PORTFOLIO OF INVESTMENTS
================================================================================

                                                    Number of
                                                      Shares        Value
                                                    ---------    -----------

COMMON STOCK--99.4%
BASIC INDUSTRIES--4.3%
   Celanese Corp. Series A .........................    5,700    $   204,744
   Lyondell Chemical Co. ...........................    5,250        243,390
   Mosaic Co., (The)* ..............................    6,000        252,120
   United States Steel Corp. .......................    1,050         99,204
                                                                 -----------
                                                                     799,458
                                                                 -----------

CAPITAL GOODS--5.8%
   Fluor Corp. .....................................    3,000        381,450
   General Dynamics Corp. ..........................    4,550        357,448
   Raytheon Co. ....................................    3,050        187,087
   Terex Corp.* ....................................    2,000        159,760
                                                                 -----------
                                                                   1,085,745
                                                                 -----------

COMMUNICATIONS--1.6%
   Google, Inc., Class A* ..........................      300        154,575
   Verizon Communications, Inc. ....................    3,650        152,862
                                                                 -----------
                                                                     307,437
                                                                 -----------

CONSUMER NON-DURABLES--8.7%
   Campbell Soup Co. ...............................    7,400        279,350
   Energizer Holdings, Inc.* .......................    5,000        529,650
   Kimberly-Clark Corp. ............................    3,950        271,326
   Pepsi Bottling Group, Inc. ......................   15,400        532,686
                                                                 -----------
                                                                   1,613,012
                                                                 -----------

CONSUMER SERVICES--16.8%
   AutoZone, Inc.* .................................    3,300        400,257
   Dollar Tree Stores, Inc.* .......................    9,150        397,567
   Expedia, Inc.* ..................................   13,250        395,512
   J.C. Penney Co., Inc. ...........................    4,800        330,048
   McGraw-Hill Companies, Inc., (The) ..............    5,550        280,053
   Nordstrom, Inc. .................................    4,100        197,210
   Safeway, Inc. ...................................    8,150        258,600
   Time Warner, Inc. ...............................   19,900        377,702
   Wal-Mart Stores, Inc. ...........................    2,300        100,349
   Yum! Brands, Inc. ...............................   12,150        397,548
                                                                 -----------
                                                                   3,134,846
                                                                 -----------

ENERGY--7.6%
   Exxon Mobil Corp. ...............................    6,150        527,239
   Frontier Oil Corp. ..............................    6,650        272,849
   Marathon Oil Corp. ..............................    5,100        274,839
   McDermott International, Inc.* ..................    1,250        119,988
   Transocean, Inc.* ...............................    2,050        215,435
                                                                 -----------
                                                                   1,410,350
                                                                 -----------

FINANCE--7.4%
   Allstate Corp., (The) ...........................    1,900        104,025
   American Express Co. ............................    6,500        381,030
   Ameriprise Financial, Inc. ......................    1,660        101,277
   Goldman Sachs Group, Inc., (The) ................    2,050        360,820
   JPMorgan Chase & Co. ............................    5,950        264,894


                                                    Number of
                                                      Shares        Value
                                                    ---------    -----------

FINANCE--(CONTINUED)
   Travelers Companies, Inc., (The) ................    3,250    $   164,255
                                                                 -----------
                                                                   1,376,301
                                                                 -----------

HEALTH CARE--15.4%
   AmerisourceBergen Corp. .........................    2,150        102,878
   AstraZeneca PLC - ADR ...........................    2,850        140,220
   Becton, Dickinson & Co. .........................    1,600        123,104
   Express Scripts, Inc.* ..........................    5,350        292,912
   Gilead Sciences, Inc.* ..........................   12,750        463,717
   Humana, Inc.* ...................................    3,150        201,884
   Johnson & Johnson ...............................    4,750        293,502
   Kinetic Concepts, Inc.* .........................    2,750        165,303
   McKesson Corp. ..................................    5,950        340,399
   UnitedHealth Group, Inc. ........................    6,000        300,060
   Waters Corp.* ...................................    7,300        449,461
                                                                 -----------
                                                                   2,873,440
                                                                 -----------

INVESTMENT COMPANY--0.9%
   iShares Russell 1000 Growth Index Fund ..........    2,900        171,825
                                                                 -----------

TECHNOLOGY--25.9%
   Accenture Ltd., Class A .........................   10,950        451,250
   Hewlett-Packard Co. .............................   14,950        737,782
   Intel Corp. .....................................   26,150        673,362
   International Business Machines Corp. ...........    5,300        618,457
   Intersil Corp., Class A .........................    9,450        314,874
   Micron Technology, Inc.* ........................   18,500        211,825
   Microsoft Corp. .................................   19,600        563,108
   Motorola, Inc. ..................................    6,650        112,718
   Nokia OYI - ADR .................................   12,700        417,576
   Novell, Inc.* ...................................   40,200        299,088
   Seagate Technology, Inc. ........................   16,550        427,321
                                                                 -----------
                                                                   4,827,361
                                                                 -----------

TRANSPORTATION--3.5%
   Con-Way, Inc. ...................................    4,850        235,128
   CSX Corp. .......................................    4,950        202,950
   Ryder System, Inc. ..............................    3,750        205,313
                                                                 -----------
                                                                     643,391
                                                                 -----------

UTILITIES--1.5%
   NRG Energy, Inc.* ...............................    7,300        278,057
                                                                 -----------

     TOTAL COMMON STOCK
       (Cost $15,172,842) ..........................              18,521,223
                                                                 -----------

TOTAL INVESTMENTS--99.4%
   (Cost $15,172,842) ..............................              18,521,223
                                                                 -----------

OTHER ASSETS IN EXCESS OF LIABILITIES--0.6% ........                 108,603
                                                                 -----------

NET ASSETS--100.0% .................................             $18,629,826
                                                                 ===========

----------
* -- Non-income producing.
ADR -- American Depository Receipt.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

52 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO WPG CORE BOND FUND                              PORTFOLIO OF INVESTMENTS
================================================================================

                                         Moody's/
                                           S&P         Par
                                       (Unaudited)    (000's)       Value
                                       -----------    -------   ------------

GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS--38.7%
FEDERAL HOME LOAN MORTGAGE CORP.--9.9%
   5.500% 09/01/19 ...................   Aaa/AAA      $ 1,993   $  1,981,275
   6.000% 08/01/22 ...................   Aaa/AAA        3,260      3,293,152
   6.000% 09/01/37 TBA ...............   Aaa/AAA        2,115      2,116,322
   5.500% 09/15/37 TBA ...............   Aaa/AAA        1,700      1,660,155
   5.500% 02/01/37 ...................   Aaa/AAA        1,872      1,828,430
                                                                ------------
                                                                  10,879,334
                                                                ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION--22.2%
   9.000% 11/01/10 ...................   Aaa/AAA           22         23,800
   6.500% 12/01/14 ...................   Aaa/AAA          306        310,709
   5.000% 05/01/20 ...................   Aaa/AAA        1,062      1,036,586
   5.000% 06/01/20 ...................   Aaa/AAA          541        527,870
   5.000% 04/01/22 ...................   Aaa/AAA        4,471      4,365,217
   7.500% 02/01/31 ...................   Aaa/AAA           12         11,910
   7.500% 02/01/31 ...................   Aaa/AAA           23         23,366
   7.500% 02/01/31 ...................   Aaa/AAA           14         14,229
   5.500% 07/01/34 ...................   Aaa/AAA        3,627      3,542,072
   5.000% 03/01/36 ...................   Aaa/AAA       10,304      9,793,231
   6.000% 09/01/36 ...................   Aaa/AAA        1,711      1,709,356
   5.500% 01/12/36 ...................   Aaa/AAA        3,125      3,052,389
                                                                ------------
                                                                  24,410,735
                                                                ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--6.6%
   6.500% 02/15/24 ...................   Aaa/AAA          161        164,109
   6.500% 04/15/24 ...................   Aaa/AAA           94         96,236
   6.500% 10/15/24 ...................   Aaa/AAA          304        309,547
   3.999% 05/16/27(c) ................   Aaa/AAA        1,607      1,567,664
   5.000% 09/09/36 ...................   Aaa/AAA        2,319      2,233,904
   5.500% 02/15/37 ...................   Aaa/AAA        2,878      2,827,842
                                                                ------------
                                                                   7,199,302
                                                                ------------

     TOTAL GOVERNMENT AGENCY
       MORTGAGE-BACKED
       OBLIGATIONS
       (Cost $42,991,397) ......................                  42,489,371
                                                                ------------

GOVERNMENT AGENCY OBLIGATIONS--11.6%
FEDERAL HOME LOAN MORTGAGE CORP.--7.7%
     3.350% 04/01/08(c) ..............   Aaa/AAA          570        563,933
     4.125% 10/18/10 .................   Aaa/AAA          645        633,999
     4.875% 11/18/11 .................   Aaa/AAA        7,190      7,217,739
                                                                ------------
                                                                   8,415,671
                                                                ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION--3.9%
   4.600% 09/13/07+ ..................   Aaa/AAA          915        913,948
   5.000% 02/13/17 ...................   Aaa/AAA        3,450      3,424,732
                                                                ------------
                                                                   4,338,680
                                                                ------------

     TOTAL GOVERNMENT AGENCY OBLIGATIONS
       (Cost $12,731,629) ............                            12,754,351
                                                                ------------


                                         Moody's/
                                           S&P         Par
                                       (Unaudited)    (000's)       Value
                                       -----------    -------   ------------

ASSET-BACKED SECURITIES--9.9%
AUTOMOBILES--6.8%
   BMW Vehicle
     Owner Trust
     Series 2006-A
     Class A3
     5.130% 09/27/10(c) ..............   Aaa/AAA      $   350   $    348,863
   Daimler Chrysler
     Auto Trust Series
     2006-C A4
     4.980% 11/08/11(c) ..............   Aaa/AAA          510        506,552
   Honda Auto
     Receivables
     Owner Trust
     Series 2006-2
     Class A4
     5.280% 01/23/12(c) ..............   Aaa/AAA        1,460      1,457,878
   Honda Auto
     Receivables
     Owner Trust Series 2006-3
     Class A4
     5.110% 04/15/12(c) ..............   Aaa/AAA        1,850      1,832,858
   USAA Auto Owner
     Trust Series 2006-3
     Class A4
     5.360% 06/15/12(c) ..............   Aaa/AAA          645        645,267
   USAA Auto Owner
     Trust Series 2006-4
     Class A4 4.980% 10/15/12(c) .....   Aaa/AAA        1,890      1,872,242
   Volkswagen Auto Lease
     Trust Series 2006-A
     Class A3 5.500% 09/21/09(c) .....   Aaa/AAA          795        795,348
                                                                ------------
                                                                   7,459,008
                                                                ------------

CREDIT CARDS--3.1%
   Chase Issuance
     Trust Series 2005-A10
     Class A10 4.650% 12/17/12(c) ....   Aaa/AAA        1,470      1,453,577
   Citibank Credit
     Card Issuance
     Trust Series 2003-A11
      Class A11 5.410% 10/15/09(a)(c)    Aaa/AAA        1,200      1,199,552


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         ANNUAL REPORT 2007 | 53

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO WPG CORE BOND FUND (continued)                  PORTFOLIO OF INVESTMENTS
================================================================================

                                         Moody's/
                                           S&P         Par
                                       (Unaudited)    (000's)       Value
                                       -----------    -------   ------------

CREDIT CARDS--(CONTINUED)
   Citibank Credit
     Card Issuance
     Trust Series
     2006-A5
     Class A5 5.300% 05/20/11(c) .....   Aaa/AAA      $   790   $    792,894
                                                                ------------
                                                                   3,446,023
                                                                ------------

     TOTAL ASSET-BACKED SECURITIES
       (Cost $10,929,566) ......................                  10,905,031
                                                                ------------

COLLATERALIZED MORTGAGE OBLIGATIONS--4.0%
   Commerical Mortgage
     Asset Trust
     Series 1999-C2
     Class A2 7.546% 11/17/32(a)(c) ..   Aaa/AAA          319        327,394
   GSR Mortgage Loan
     Trust Series
     2005-AR6
     Class 3A1 4.561% 09/25/35(a)(c) .   Aaa/AAA        1,588      1,560,725
   JP Morgan
     Mortgage Trust
     Series  2004-S2
     Class 4A5 6.000% 11/25/34(c) ....   Aaa/AAA        1,028      1,023,833
   Washington Mutual
     Series 2005-AR12
     Class 1A8 4.835% 10/25/35(a)(c) .   Aaa/AAA        1,448      1,419,840
                                                                ------------

     TOTAL COLLATERALIZED MORTGAGE
       OBLIGATIONS
       (Cost $4,406,822) .............                             4,331,792
                                                                ------------

CORPORATE BONDS--17.8%
AEROSPACE/DEFENSE--0.8%
   Northrop Grumman Corp.
     7.125% 02/15/11(c) ..............   Baa1/BBB+        780        827,893
                                                                ------------

BANKING--2.1%
   First Tennessee Bank NA
     5.316% 12/08/08(c) ..............    A1/A            560        559,624
   Northern Rock PLC, 144A
     6.594% 06/28/17(b) ..............    A1/A-           570        548,119
   Santander
     4.750% 10/21/08 .................   Aa1/AA           800        797,890
   Santander 144A
     7.625% 11/03/09(b) ..............    A1/A+           390        409,010
                                                                ------------
                                                                   2,314,643
                                                                ------------


                                         Moody's/
                                           S&P         Par
                                       (Unaudited)    (000's)       Value
                                       -----------    -------   ------------

BEVERAGES--0.1%
   Diageo Capital PLC
     3.375% 03/20/08 .................    A3/A-       $    95   $     93,796
                                                                ------------

COMPUTERS--0.4%
   Hewlett-Packard Co.
     3.625% 03/15/08(c) ..............    A2/A            485        480,090
                                                                ------------

ELECTRIC--1.5%
   DPL, Inc.
     6.875% 09/01/11(c) ..............   Baa3/BBB-        520        544,162
   Midamerica Energy
     Holding Co., 144A
     6.500% 09/15/37(b) ..............   Baa1/BBB+      1,125      1,134,040
                                                                ------------
                                                                   1,678,202
                                                                ------------

FINANCE--4.9%
   American Express Co.
     5.250% 09/12/11 .................    A1/A+           920        921,806
   American Express Co.
     6.150% 08/28/17 .................    A1/A+           370        372,195
   American General Finance Corp.
     4.875% 05/15/10 .................    A1/A+         1,985      1,967,268
   Caterpillar Financial Services Corp.
     4.300% 06/01/10(c) ..............    A2/A          1,185      1,162,316
   CIT Group Funding Co. of Canada
     4.650% 07/01/10 .................    A2/A          1,045        961,305
                                                                ------------
                                                                   5,384,890
                                                                ------------

INSURANCE--1.8%
   AON Capital Trust
     8.205% 01/01/27 .................   Baa3/BBB-        585        618,057
   Chubb Corp.
     4.934% 11/16/07 .................    A2/A            980        979,810
   Progressive Corp. (The)
     6.700% 06/15/37(c) ..............    A2/A-           370        358,554
                                                                ------------
                                                                   1,956,421
                                                                ------------

MEDIA--0.3%
   Comcast Corp.6.950% 08/15/37(c) ...   Baa2/BBB+        360        368,762
                                                                ------------

METALS & MINING--0.4%
   BHP Billiton Finance USA Ltd.
     5.000% 12/15/10 .................    A1/A+           425        424,979
                                                                ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


54 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO WPG CORE BOND FUND (continued)                  PORTFOLIO OF INVESTMENTS
================================================================================

                                         Moody's/
                                           S&P         Par
                                       (Unaudited)    (000's)       Value
                                       -----------    -------   ------------

OIL & GAS--1.1%
   Norsk Hydro ASA
     6.360% 01/15/09(c) ..............    A2/A-       $ 1,185   $  1,206,114
                                                                ------------

PHARMACEUTICALS & BIOTECHNOLOGY--1.0%
   Abbott Laboratories
     3.750% 03/15/11(c) ..............    A1/AA         1,090      1,045,253
                                                                ------------

REAL ESTATE--0.3%
   ERP Operating LLP
     4.750% 06/15/09(c) ..............   Baa1/A-          345        340,700
                                                                ------------

RETAIL STORES--0.8%
   Wal-Mart Stores, Inc.
     6.500% 08/15/37 .................   Aa2/AA           875        897,239
                                                                ------------

TELECOMMUNICATIONS--2.3%
   AT&T, Inc.
     4.125% 09/15/09(c) ..............    A2/A          1,220      1,193,461
   AT&T, Inc.
     6.500% 09/01/37 .................    A2/A            495        495,708
   BellSouth Corp.
     4.200% 09/15/09(c) ..............    A2/A            865        847,414
                                                                ------------
                                                                   2,536,583
                                                                ------------

     TOTAL CORPORATE BONDS
       (Cost $19,577,295) ............                            19,555,565
                                                                ------------

U.S. TREASURY OBLIGATIONS--17.2%
U.S. TREASURY NOTES--15.0%
   4.875% 05/31/08 ...................   Aaa/AAA          410        411,089
   4.875% 08/31/08(d) ................   Aaa/AAA           60         60,309
   4.625% 07/31/09 ...................   Aaa/AAA          710        715,824
   4.500% 04/30/12 ...................   Aaa/AAA        1,140      1,151,578
   4.750% 05/31/12# ..................   Aaa/AAA        4,120      4,204,975
   4.875% 06/30/12 ...................   Aaa/AAA        2,140      2,196,509
   4.625% 07/31/12 ...................   Aaa/AAA        1,510      1,534,184
   4.125% 05/15/15 ...................   Aaa/AAA        1,570      1,536,760
   4.625% 02/15/17(d) ................   Aaa/AAA           15         15,086
   4.750% 08/15/17 ...................   Aaa/AAA        2,815      2,861,183
   4.750% 02/15/37 ...................   Aaa/AAA        1,815      1,790,327
                                                                ------------
                                                                  16,477,824
                                                                ------------


                                         Moody's/
                                           S&P         Par
                                       (Unaudited)    (000's)       Value
                                       -----------    -------   ------------

U.S. TREASURY STRIP+--2.2%
4.848% 05/15/17 ......................   Aaa/AAA      $ 3,855   $  2,444,906
                                                                ------------

     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $18,701,704) ............                            18,922,730
                                                                ------------

MUNICIPAL BONDS--1.0%
CALIFORNIA--0.6%
   State of California
     5.000% 06/01/27(c) ..............   Aaa/AAA          660        679,965
                                                                ------------

NEW YORK--0.4%
   City of New York
     5.000% 02/01/26(c) ..............   Aa3/AA           440        450,595
                                                                ------------

     TOTAL MUNICIPAL BONDS
       (Cost $1,123,141) .............                             1,130,560
                                                                ------------

COMMERCIAL PAPER--1.6%
FINANCE--1.6%
   Bank of America Corp.+
     5.240% 09/13/07 .................                    850        848,512
   Wells Fargo & Co.+
     5.240% 09/13/07 .................                    850        848,496
                                                                ------------

     TOTAL COMMERCIAL PAPER
       (Cost $1,697,008) .............                             1,697,008
                                                                ------------

SHORT-TERM INVESTMENT--0.7%
SWEEP ACCOUNT--0.7%
   Dreyfus Government Cash
     Management
     5.170% 09/04/07 .................                721,687        721,687
                                                                ------------

     TOTAL SHORT-TERM INVESTMENT
       (Cost $721,687) ...............                               721,687
                                                                ------------

TOTAL INVESTMENTS(e)--102.5%
   (Cost $112,880,249) ...............                           112,508,095
                                                                ------------

LIABILITIES IN EXCESS OF
   OTHER ASSETS(f)--(2.5)% ...........                            (2,710,907)
                                                                ------------

NET ASSETS--100.0%                                              $109,797,188
                                                                ============

----------
# -- Portion of security out on loan (See Note 6).
+ -- Discount security. The rate shown is the effective yield at purchase date. TBA -- To Be Announced.
(a) Adjustable rate security.
(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that Rule except to qualified institutional buyers.
(c) Callable security.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         ANNUAL REPORT 2007 | 55

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 ROBECO WPG CORE BOND FUND (concluded)                  PORTFOLIO OF INVESTMENTS
================================================================================

(d) All or a portion of the security was held as collateral for the following futures contracts open at August 31, 2007:

    NUMBER                                                  VALUE         VALUE         UNREALIZED
      OF                                                   AT TRADE         AT         APPRECIATION
   CONTRACTS              TYPE               EXPIRATION      DATE         8/31/07     (DEPRECIATION)
   ---------    -------------------------    ----------   -----------   -----------    --------------
Long Positions:
   21           U.S. Treasury 5 Year Bond    12/2007      $ 2,243,719   $ 2,240,766       $(2,953)
   31           U.S. Treasury 2 Year Bond    12/2007        6,396,656     6,390,844        (5,812)
   4            U.S. Treasury 2 Year Note    12/2007          446,156       446,250           (94)
                                                                                          -------
                                                                                          $(8,859)
                                                                                          -------

Short Positions:
  (20)          U.S. Treasury 10 Year Note   12/2007      $(2,182,813)  $(2,180,938)      $ 1,875
                                                                                          -------

(e) At August 31, 2007, the market value of securities on loan was $4,082,500.
(f) Liabilities in excess of other assets includes credit default swaps as follows:

Protection purchased:

                                                          NOTIONAL        ANNUAL         UNREALIZED
                     REFERENCE             TERMINATION     AMOUNT       PROTECTION      APPRECIATION
 COUNTERPARTY        OBLIGATION                DATE        (000)         PAYMENTS      (DEPRECIATION)
--------------       ------------          -----------    --------      ------------   --------------
Bank of America      CBS Corp.               09/20/12     $2,030           0.60%          $(14,819)
Bank of America      Gannett Co.             09/20/12      2,030           0.62%            (8,323)
Bank of America      JPMorgan                06/20/12      1,855           0.75%            52,682
Bank of America      Mohawk Industries       09/20/12      2,110           0.75%            (8,440)
Bank of America      Whirlpool Corp.         09/20/12      2,110           0.58%           (14,137)
                                                                                          --------
                                                                                          $  6,963
                                                                                          ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

56 | ANNUAL REPORT 2007

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 STATEMENTS OF ASSETS AND LIABILITIES
================================================================================

                                                       ROBECO BOSTON    ROBECO BOSTON   ROBECO BOSTON  ROBECO BOSTON   ROBECO BOSTON
                                                          PARTNERS        PARTNERS        PARTNERS       PARTNERS        PARTNERS
                                                          SMALL CAP      LONG/SHORT       LARGE CAP       MID CAP         ALL-CAP
                                                        VALUE FUND II    EQUITY FUND     VALUE FUND     VALUE FUND      VALUE FUND
                                                       --------------   -------------   -------------  -------------   -------------
ASSETS
   Investments, at value (cost -- $224,859,740,
     $103,879,822, $59,342,581, $44,685,253 and
     $16,108,101, respectively) ......................   $249,576,688    $106,478,126    $66,696,572    $48,168,746     $18,075,404
   Receivable from Investment Advisor ................             --              --             --             --           9,760
   Deposits with brokers for securities sold short ...             --      41,944,195             --             --              --
   Receivable for investments sold ...................             --         298,006             --         97,879         346,278
   Receivable for capital shares sold ................         55,908           1,121         24,263        192,310              12
   Dividends and interest receivable .................        244,720         242,600        130,938         88,740          32,538
   Prepaid expenses and other assets .................         23,355          12,532         10,868         14,871          12,414
                                                         ------------    ------------    -----------    -----------     -----------
     Total assets ....................................    249,900,671     148,976,580     66,862,641     48,562,546      18,476,406
                                                         ------------    ------------    -----------    -----------     -----------
LIABILITIES
   Payable for investments purchased .................             --         655,512             --             --         596,636
   Securities sold short, at fair value
     (proceeds received $43,706,238) .................             --      41,523,925             --             --              --
   Options written, at value
     (premiums received $134,602) ....................             --              --             --             --         103,555
   Payable due to broker .............................             --      17,996,254             --             --              --
   Payable for capital shares redeemed ...............        568,747           6,786         29,323            905              --
   Payable to Investment Adviser .....................        259,919         157,457          5,588         13,694              --
   Interest Payable ..................................             --          94,686             --             --              --
   Other accrued expenses and liabilities ............        188,706         100,543         58,010         47,915          34,824
   Payable for dividends on securities sold short ....             --           7,296             --             --              --
                                                         ------------    ------------    -----------    -----------     -----------
     Total liabilities ...............................      1,017,372      60,542,459         92,921         62,514         735,015
                                                         ------------    ------------    -----------    -----------     -----------
NET ASSETS
   Capital stock, $0.001 par value ...................         11,747           5,146          4,325          4,265           1,078
   Paid-in capital ...................................    165,876,852      78,549,548     53,449,735     39,856,485      14,286,763
   Undistributed net investment income ...............             --              --        504,220        100,077         104,062
   Accumulated net realized gain/(loss)
     from investments ................................     58,277,752       5,098,809      5,457,449      5,055,712       1,351,138
   Net unrealized appreciation on investments and
     foreign currency translation ....................     24,716,948       2,598,304      7,353,991      3,483,493       1,998,350
   Net unrealized appreciation on investments
     sold short ......................................             --       2,182,314             --             --              --
                                                         ------------    ------------    -----------    -----------     -----------
   Net assets ........................................   $248,883,299    $ 88,434,121    $66,769,720    $48,500,032     $17,741,391
                                                         ============    ============    ===========    ===========     ===========
INSTITUTIONAL CLASS
   Net assets ........................................   $ 94,337,290    $ 73,770,083    $43,147,860    $35,721,767     $13,719,951
                                                         ------------    ------------    -----------    -----------     -----------
   Shares outstanding ................................      4,394,249       4,281,750      2,812,795      3,119,819         833,018
                                                         ------------    ------------    -----------    -----------     -----------
   Net asset value, offering and redemption price
     per share .......................................   $      21.47    $      17.23    $     15.34    $     11.45     $     16.47
                                                         ============    ============    ===========    ===========     ===========
INVESTOR CLASS
   Net assets ........................................   $154,546,009    $ 14,664,038    $23,621,860    $12,778,265     $ 4,021,440
                                                         ============    ============    ===========    ===========     ===========
   Shares outstanding ................................      7,353,056         864,309      1,512,747      1,144,860         245,133
                                                         ============    ============    ===========    ===========     ===========
   Net asset value, offering and redemption price
     per share .......................................   $      21.02    $      16.97    $     15.62    $     11.16     $     16.41
                                                         ============    ============    ===========    ===========     ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

58 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 STATEMENTS OF ASSETS AND LIABILITIES
================================================================================

                                                             ROBECO         ROBECO
                                                               WPG            WPG           ROBECO
                                                           SMALL CAP       LARGE CAP         WPG
                                                           VALUE FUND     GROWTH FUND   CORE BOND FUND
                                                          ------------   ------------   -------------
ASSETS
   Investments, at value (cost -- $51,718,285,
     $15,172,842 and $112,880,249, respectively) .....    $53,968,162     $18,521,223    $112,508,095
   Cash ..............................................             --          34,514         227,363
   Swap agreements at value (cost -- $69,601) ........             --              --          76,564
   Receivable for investments sold ...................        165,617          69,243      16,865,854
   Dividends and interest receivable .................         23,658          28,233         732,576
   Prepaid expenses and other assets .................         11,369           8,968          29,985
                                                          -----------     -----------    ------------
     Total assets ....................................     54,168,806      18,662,181     130,440,437
                                                          -----------     -----------    ------------
LIABILITIES
   Payable for investments purchased .................        117,211              --      20,577,301
   Payable for capital shares redeemed ...............          1,765              --          11,237
   Payable to Investment Adviser .....................         40,653             410              --
   Due to broker-variation margin ....................             --              --           6,984
   Other accrued expenses and liabilities ............         47,194          31,945          47,727
                                                          -----------     -----------    ------------
     Total liabilities ...............................        206,823          32,355      20,643,249
                                                          -----------     -----------    ------------
NET ASSETS
   Capital stock, $0.001 par value ...................          3,165             795          10,459
   Paid-in capital ...................................     45,932,165      13,776,729     113,817,156
   Undistributed net investment income ...............         43,780              --          28,628
   Accumulated net realized gain/(loss) from
     investments .....................................      5,732,996       1,503,921      (3,688,000)
   Net unrealized appreciation (depreciation) on
     investments and foreign currency translation ....      2,249,877       3,348,381        (371,055)
                                                          -----------     -----------    ------------
     Net assets ......................................    $53,961,983     $18,629,826    $109,797,188
                                                          ===========     ===========    ============
INSTITUTIONAL CLASS
   Net assets ........................................    $53,961,983     $18,629,826    $109,754,967
                                                          -----------     -----------    ------------
   Shares outstanding ................................      3,164,856         795,411      10,454,579
                                                          -----------     -----------    ------------
   Net asset value, offering and redemption price
     per share .......................................    $     17.05     $     23.42    $      10.50
                                                          ===========     ===========    ============
INVESTOR CLASS
   Net assets ........................................            N/A             N/A    $     21,097
                                                          -----------     -----------    ------------
   Shares outstanding ................................            N/A             N/A           2,010
                                                          -----------     -----------    ------------
   Net asset value, offering and redemption price
     per share .......................................            N/A             N/A    $      10.50
                                                          ===========     ===========    ============
RETIREMENT CLASS
   Net assets ........................................            N/A             N/A    $     21,124
                                                          -----------     -----------    ------------
   Shares outstanding ................................            N/A             N/A           2,012
                                                          -----------     -----------    ------------
   Net asset value, offering and redemption price
     per share .......................................            N/A             N/A    $      10.50
                                                          ===========     ===========    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         ANNUAL REPORT 2007 | 59

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 STATEMENTS OF OPERATIONS
================================================================================

                                                       ROBECO BOSTON    ROBECO BOSTON   ROBECO BOSTON  ROBECO BOSTON   ROBECO BOSTON
                                                          PARTNERS        PARTNERS        PARTNERS       PARTNERS        PARTNERS
                                                          SMALL CAP      LONG/SHORT       LARGE CAP       MID CAP         ALL-CAP
                                                        VALUE FUND II    EQUITY FUND     VALUE FUND     VALUE FUND      VALUE FUND
                                                       --------------   -------------   -------------  -------------   -------------
INVESTMENT INCOME
   Dividends(1) ......................................    $ 4,255,564     $ 1,362,920     $1,225,644     $  513,915      $  317,322
   Interest(2) .......................................        481,029       1,201,207         57,715         72,793          23,163
                                                          -----------     -----------     ----------     ----------      ----------
                                                            4,736,593       2,564,127      1,283,359        586,708         340,485
                                                          -----------     -----------     ----------     ----------      ----------
EXPENSES
   Advisory fees .....................................      4,015,263       2,536,618        395,132        339,828         145,900
   Distribution fees (Investor Class) ................        523,662          46,454         61,633         23,599          10,762
   Administration and accounting fees ................        397,726         164,498        100,563         92,355          89,598
   Printing and shareholder reporting fees ...........        141,418          28,927         15,146         14,480           6,280
   Transfer agent fees ...............................        139,696          83,726         75,911         79,028          79,006
   Directors' and officers' fees .....................         82,943          36,363         24,030         19,910          16,238
   Professional fees .................................         81,186          47,015         40,158         26,950          21,576
   Custodian fees ....................................         57,808          45,891         19,188         20,800          21,497
   Registration and filing fees ......................         38,120          31,355         25,942         25,529          25,678
   Administrative services fees ......................         35,766          12,567          7,366          4,764           2,038
   Dividend expense on securities sold short .........             --         191,063             --             --              --
   Interest expense ..................................             --         870,071             --             --              --
   Other expenses ....................................         29,382          10,089          4,592          3,807           1,286
                                                          -----------     -----------     ----------     ----------      ----------
     Total expenses before waivers and
       reimbursements ................................      5,542,970       4,104,637        769,661        651,050         419,859
     Less: waivers and reimbursements ................        (46,594)       (178,584)      (214,112)      (202,665)       (235,844)
                                                          -----------     -----------     ----------     ----------      ----------
     Net expenses after waivers and reimbursements ...      5,496,376       3,926,053        555,549        448,385         184,015
                                                          -----------     -----------     ----------     ----------      ----------
   Net investment income/(loss) ......................       (759,783)     (1,361,926)       727,810        138,323         156,470
                                                          -----------     -----------     ----------     ----------      ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
     Investments .....................................     69,018,171      18,687,345      6,058,378      5,912,750       1,550,966
     Investments sold short ..........................             --      (7,954,988)            --             --              --
     Written options .................................             --              --             --             --         133,312
   Net change in unrealized appreciation/
     (depreciation) on:
     Investments .....................................    (29,653,912)     (5,047,250)     2,361,865        873,125         488,832
     Investments sold short ..........................             --      (1,316,538)            --             --              --
     Written options .................................             --              --             --             --          31,046
                                                          -----------     -----------     ----------     ----------      ----------
   Net realized and unrealized gain/(loss)
     from investments ................................     39,364,259       4,368,569      8,420,243      6,785,875       2,204,156
                                                          -----------     -----------     ----------     ----------      ----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .................................    $38,604,476     $ 3,006,643     $9,148,053     $6,924,198      $2,360,626
                                                          ===========     ===========     ==========     ==========      ==========

(1)  Net of foreign taxes of $2,646, $35,527, $17,188, $4,462 and $1,669 for the
     Small Cap Value Fund II, Long/Short Equity Fund, Large Cap Value Fund, All-Cap Value Fund and Small Cap Value Fund, respectively.
(2) Includes interest income on affiliated short-term investments of $481,029, $592,680, $57,715, $72,793, and $23,163 for the Small Cap Value Fund II,
     Long/Short Equity Fund, Large Cap Value Fund, All-Cap Value Fund and Small Cap Value Fund, respectively.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


60 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 STATEMENTS OF OPERATIONS
================================================================================

                                                                         ROBECO          ROBECO
                                                                           WPG             WPG           ROBECO
                                                                       SMALL CAP        LARGE CAP         WPG
                                                                       VALUE FUND      GROWTH FUND   CORE BOND FUND
                                                                      ------------    ------------   -------------
INVESTMENT INCOME
   Dividends(1) ...............................................       $   829,371      $  233,567      $       --
   Interest ...................................................                --              --       8,009,298
   Income from securities loaned--Note 6 ......................            15,847              --           5,613
                                                                      -----------      ----------      ----------
                                                                          845,218         233,567       8,014,911
                                                                      -----------      ----------      ----------
EXPENSES
   Advisory fees ..............................................           488,942         142,413         700,141
   Distribution fees (Investor Class) .........................            10,426           5,012              51
   Shareholder servicing fees (Retirement Class) ..............                --              --              22
   Administration and accounting fees .........................            92,685          87,495         224,603
   Printing and shareholder reporting fees ....................             6,120           8,497          23,432
   Transfer agent fees ........................................            85,152          61,326         112,334
   Directors' and officers' fees ..............................            24,566          16,323          46,587
   Professional fees ..........................................            40,028          25,233          64,158
   Custodian fees .............................................            18,329           8,016          50,345
   Registration and filing fees ...............................            21,357          15,434          48,911
   Administrative services fees ...............................             5,000           5,000           5,000
   Other expenses .............................................             6,274           2,712          15,069
                                                                      -----------      ----------      ----------
     Total expenses before waivers and reimbursements .........           798,879         377,461       1,290,653
     Less: waivers and reimbursements .........................                --        (111,580)       (621,556)
     Less: fees paid indirectly--Note 3 .......................               (79)             --              --
                                                                      -----------      ----------      ----------
     Net expenses after waivers and reimbursements ............           798,800         265,881         669,097
                                                                      -----------      ----------      ----------
   Net investment income/(loss) ...............................            46,418         (32,314)      7,345,814
                                                                      -----------      ----------      ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
   Net realized gain/(loss) from:
     Investments ..............................................         8,063,660       1,682,467         780,885
     Futures transactions .....................................                --              --         (67,705)
     Swap agreements ..........................................                --              --         163,553
   Net change in unrealized appreciation/(depreciation) on:
     Investments ..............................................        (1,260,902)      1,142,225        (880,460)
     Futures transactions .....................................                --              --          (6,278)
     Swap agreements ..........................................                --              --           6,724
                                                                      -----------      ----------      ----------
   Net realized and unrealized gain/(loss) from investments ...         6,802,758       2,824,692          (3,281)
                                                                      -----------      ----------      ----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......       $ 6,849,176      $2,792,378      $7,342,533
                                                                      ===========      ==========      ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                         ANNUAL REPORT 2007 | 61

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                 ROBECO BOSTON PARTNERS          ROBECO BOSTON PARTNERS
                                                                 SMALL CAP VALUE FUND II         LONG/SHORT EQUITY FUND
                                                            --------------------------------  --------------------------------
                                                                FOR THE          FOR THE         FOR THE           FOR THE
                                                               YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                             AUGUST 31, 2007 AUGUST 31, 2006  AUGUST 31, 2007  AUGUST 31, 2006
                                                             --------------- ---------------  ---------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss) ..........................    $   (759,783)    $ (1,979,222)    $(1,361,926)     $ (1,779,467)
   Net realized gain from investments and
      foreign currency related transactions ..............      69,018,171       54,269,230       10,732,357       13,242,415
   Net change in unrealized appreciation/
      (depreciation)from investments and
      foreign currency related transactions ..............     (29,653,912)     (28,189,951)      (6,363,788)         929,617
                                                              ------------     ------------     ------------     ------------
   Net increase in net assets resulting from operations ..      38,604,476       24,100,057        3,006,643       12,392,565
                                                              ------------     ------------     ------------     ------------
   LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (Institutional Class) ...........        (391,961)              --               --               --
   Net investment income (Investor Class) ................        (158,933)              --               --               --
   Net realized capital gains (Institutional Class) ......     (16,867,927)     (17,432,693)      (9,144,393)      (8,173,605)
   Net realized capital gains (Investor Class) ...........     (34,020,717)     (37,687,563)      (1,852,903)      (1,912,801)
                                                              ------------     ------------     ------------     ------------
   Total dividends and distributions to shareholders .....     (51,439,538)     (55,120,256)     (10,997,296)     (10,086,406)
                                                              ------------     ------------     ------------     ------------
   INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
     CAPITAL SHARE TRANSACTIONS (NOTE 5) .................     (82,797,055)     (37,255,744)     (14,594,704)     (15,750,794)
                                                              ------------     ------------     ------------     ------------
   Total increase/(decrease) in net assets ...............     (95,632,117)     (68,275,943)     (22,585,357)     (13,444,635)
                                                              ------------     ------------     ------------     ------------
   NET ASSETS
   Beginning of year .....................................     344,515,416      412,791,359      111,019,478      124,464,113
                                                              ------------     ------------     ------------     ------------
   End of year* ..........................................    $248,883,299     $344,515,416     $ 88,434,121     $111,019,478
                                                              ============     ============     ============     ============


                                                                  ROBECO BOSTON PARTNERS               ROBECO BOSTON PARTNERS
                                                                   LARGE CAP VALUE FUND                  MID CAP VALUE FUND
                                                             -------------------------------    ------------------------------------
                                                                FOR THE          FOR THE           FOR THE               FOR THE
                                                               YEAR ENDED      YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                             AUGUST 31, 2007 AUGUST 31, 2006    AUGUST 31, 2007      AUGUST 31, 2006
                                                             --------------- ---------------    ---------------      ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss) ..........................    $    727,810     $   513,758        $   138,323          $   109,793
   Net realized gain from investments and
      foreign currency related transactions ..............       6,058,378       5,873,442          5,912,750           11,341,607
   Net change in unrealized appreciation/
      (depreciation)from investments and
      foreign currency related transactions ..............       2,361,865        (389,329)           873,125           (8,093,974)
                                                              ------------     -----------        -----------          -----------
   Net increase in net assets resulting from operations ..       9,148,053       5,997,871          6,924,198            3,357,426
                                                              ------------     -----------        -----------          -----------
   LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (Institutional Class) ...........        (424,565)       (302,304)           (65,744)             (79,664)
   Net investment income (Investor Class) ................        (197,951)       (138,363)            (1,191)                  --
   Net realized capital gains (Institutional Class) ......      (3,114,117)     (3,892,863)        (8,391,078)          (6,614,827)
   Net realized capital gains (Investor Class) ...........      (1,837,246)     (2,200,756)        (1,834,532)            (661,661)
                                                              ------------     -----------        -----------          -----------
   Total dividends and distributions to shareholders .....      (5,573,879)     (6,534,286)       (10,292,545)          (7,356,152)
                                                              ------------     -----------        -----------          -----------
   INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
     CAPITAL SHARE TRANSACTIONS (NOTE 5) .................       6,087,387      17,645,734         18,996,364          (21,778,232)
                                                              ------------     -----------        -----------          -----------
   Total increase/(decrease) in net assets ...............       9,661,561      17,109,319         15,628,017          (25,776,958)
                                                              ------------     -----------        -----------          -----------
   NET ASSETS
   Beginning of year .....................................      57,108,159      39,998,840         32,872,015           58,648,973
                                                              ------------     -----------        -----------          -----------
   End of year* ..........................................    $ 66,769,720     $57,108,159        $48,500,032          $32,872,015
                                                              ============     ===========        ===========          ===========


                                                                   ROBECO BOSTON PARTNERS
                                                                     ALL-CAP VALUE FUND
                                                             ---------------------------------
                                                                FOR THE            FOR THE
                                                               YEAR ENDED        YEAR ENDED
                                                             AUGUST 31, 2007   AUGUST 31, 2006
                                                             ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss) ..........................    $   156,470        $   104,902
   Net realized gain from investments and
      foreign currency related transactions ..............      1,684,278          1,138,420
   Net change in unrealized appreciation/
      (depreciation)from investments and
      foreign currency related transactions ..............        519,878           (283,425)
                                                              -----------        -----------
   Net increase in net assets resulting from operations ..      2,360,626            959,897
                                                              -----------        -----------
   LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (Institutional Class) ...........       (104,775)           (42,593)
   Net investment income (Investor Class) ................        (22,078)           (12,566)
   Net realized capital gains (Institutional Class) ......     (1,060,815)          (498,306)
   Net realized capital gains (Investor Class) ...........       (321,372)          (217,331)
                                                              -----------        -----------
   Total dividends and distributions to shareholders .....     (1,509,040)          (770,796)
                                                              -----------        -----------
   INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
     CAPITAL SHARE TRANSACTIONS (NOTE 5) .................      3,776,353          2,769,018
                                                              -----------        -----------
   Total increase/(decrease) in net assets ...............      4,627,939          2,958,119
                                                              -----------        -----------
   NET ASSETS
   Beginning of year .....................................     13,113,452         10,155,333
                                                              -----------        -----------
   End of year* ..........................................    $17,741,391        $13,113,452
                                                              ===========        ===========

   * Includes undistributed net investment income as follows:

                                                                FOR THE           FOR THE
                                                               YEAR ENDED       YEAR ENDED
                                                             AUGUST 31, 2007  AUGUST 31, 2006
                                                            ----------------  ---------------

   Robeco Boston Partners Large Cap Value Fund ...........      $504,220          $398,926
   Robeco Boston Partners Mid Cap Value Fund .............       100,077            30,129
   Robeco Boston Partners All-Cap Value Fund .............       104,062            64,802


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


62 AND 63 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
 STATEMENTS OF CHANGES IN NET ASSETS (continued)
================================================================================

                                                                          ROBECO                           ROBECO
                                                                 WPG SMALL CAP VALUE FUND         WPG LARGE CAP GROWTH FUND
                                                            ---------------------------------  --------------------------------
                                                                FOR THE           FOR THE         FOR THE           FOR THE
                                                               YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                             AUGUST 31, 2007  AUGUST 31, 2006  AUGUST 31, 2007  AUGUST 31, 2006
                                                             ---------------  ---------------  ---------------  ---------------

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss) .........................      $    46,418      $    10,059     $   (32,314)     $   (11,477)
   Net realized gain/(loss) from investments and
      foreign exchange transactions .....................        8,063,660        4,377,236       1,682,467        1,822,426
   Net change in unrealized appreciation/(depreciation)
      on investments and foreign currency transactions ..       (1,260,902)        (867,418)      1,142,225         (579,777)
                                                               -----------      -----------     -----------      -----------
   Net increase in net assets resulting from operations .        6,849,176        3,519,877       2,792,378        1,231,172
                                                               -----------      -----------     -----------      -----------
   LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (Institutional Class) ..........          (12,697)              --              --               --
   Net investment income (Investor Class) ...............               --               --              --               --
   Net investment income (Retirement Class) .............               --               --              --               --
   Net realized capital gains (Institutional Class) .....       (5,092,584)      (5,701,181)     (1,770,663)      (2,136,641)
   Net realized capital gains (Investor Class) ..........               --               --              --               --
                                                               -----------      -----------     -----------      -----------
   Total dividends and distributions to shareholders ....       (5,105,281)      (5,701,181)     (1,770,663)      (2,136,641)
                                                               -----------      -----------     -----------      -----------
   INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
      CAPITAL SHARE TRANSACTIONS (NOTE 5) ...............        3,610,754       (1,579,130)     (1,326,445)        (785,662)
                                                               -----------      -----------     -----------      -----------
   Total increase/(decrease) in net assets ..............        5,354,649       (3,760,434)       (304,730)      (1,691,131)
                                                               -----------      -----------     -----------      -----------
   NET ASSETS
   Beginning of year ....................................       48,607,334       52,367,768      18,934,556       20,625,687
                                                               -----------      -----------     -----------      -----------
   End of year* .........................................      $53,961,983      $48,607,334     $18,629,826      $18,934,556
                                                               ===========      ===========     ===========      ===========

                                                                         ROBECO
                                                                   WPG CORE BOND FUND
                                                            ---------------------------------
                                                               FOR THE            FOR THE
                                                              YEAR ENDED        YEAR ENDED
                                                            AUGUST 31, 2007   AUGUST 31, 2006
                                                            ---------------   ---------------

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss) .........................     $  7,345,814      $  6,907,525
   Net realized gain/(loss) from investments and
      foreign exchange transactions .....................          876,733        (4,367,742)
   Net change in unrealized appreciation/(depreciation)
      on investments and foreign currency transactions ..         (880,014)         (437,931)
                                                              ------------      ------------
   Net increase in net assets resulting from operations .        7,342,533         2,101,852
                                                              ------------      ------------
   LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income (Institutional Class) ..........       (7,345,475)       (6,921,517)
   Net investment income (Investor Class) ...............             (925)             (633)
   Net investment income (Retirement Class) .............             (955)             (830)
   Net realized capital gains (Institutional Class) .....               --                --
   Net realized capital gains (Investor Class) ..........               --                --
                                                              ------------      ------------
   Total dividends and distributions to shareholders ....       (7,347,355)       (6,922,980)
                                                              ------------      ------------
   INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
      CAPITAL SHARE TRANSACTIONS (NOTE 5) ...............      (68,728,906)       21,591,046
                                                              ------------      ------------
   Total increase/(decrease) in net assets ..............      (68,733,728)       16,769,918
                                                              ------------      ------------
   NET ASSETS
   Beginning of year ....................................      178,530,916       161,760,998
                                                              ------------      ------------
   End of year* .........................................     $109,797,188      $178,530,916
                                                              ============      ============

* Includes undistributed net investment income as follows:

                                                                FOR THE            FOR THE
                                                               YEAR ENDED       PERIOD ENDED
                                                             AUGUST 31, 2007   AUGUST 31, 2006
                                                             ---------------   ---------------

   Robeco WPG Small Cap Value Fund ......................        $ 43,780          $10,059
   Robeco WPG Core Bond Fund ............................          28,628            1,156

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

64 AND 65 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
FINANCIAL HIGHLIGHTS                             PER SHARE OPERATING PERFORMANCE
================================================================================


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                              NET                                    DIVIDENDS TO   DISTRIBUTIONS TO  DISTRIBUTIONS TO
                             ASSET                   NET REALIZED    SHAREHOLDERS     SHAREHOLDERS      SHAREHOLDERS
                             VALUE,       NET       AND UNREALIZED     FROM NET         FROM NET           FROM
                           BEGINNING   INVESTMENT   GAIN/(LOSS) ON    INVESTMENT        REALIZED         TAX RETURN     REDEMPTION
                            OF YEAR  INCOME/(LOSS)   INVESTMENTS        INCOME           GAINS           OF CAPITAL        FEES
------------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
----------------------------------------------
  INSTITUTIONAL CLASS
  8/31/07                    $22.82     $(0.01)*         $2.41         $(0.09)          $(3.67)           $   --          $  0.01
  8/31/06                     24.75      (0.08)*          1.57             --            (3.42)               --               --(3)
  8/31/05                     22.80      (0.10)           5.07             --            (3.03)               --             0.01
  8/31/04                     20.19      (0.12)*          2.92             --            (0.20)               --             0.01
  8/31/03                     15.71      (0.09)*          4.55             --               --(3)             --             0.02

  INVESTOR CLASS
  8/31/07                    $22.40     $(0.07)*         $2.37         $(0.02)          $(3.67)           $   --          $  0.01
  8/31/06                     24.35      (0.13)*          1.54             --            (3.36)               --               --(3)
  8/31/05                     22.53      (0.17)           5.01             --            (3.03)               --             0.01
  8/31/04                     20.00      (0.18)*          2.90             --            (0.20)               --             0.01
  8/31/03                     15.61      (0.12)*          4.49             --              --(3)              --             0.02
------------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
---------------------------------------------
  INSTITUTIONAL CLASS
  8/31/07                    $18.57     $(0.21)*         $0.73         $   --           $(1.86)           $   --          $    --(3)
  8/31/06                     17.89      (0.26)*          2.40             --            (1.47)               --             0.01
  8/31/05                     14.70      (0.25)           3.43             --               --                --             0.01
  8/31/04                     14.31      (0.32)*          0.69             --               --                --             0.02
  8/31/03                     15.17      (0.28)*          0.10             --            (0.51)            (0.20)            0.03

  INVESTOR CLASS
  8/31/07                    $18.36     $(0.26)*         $0.73         $   --           $(1.86)           $   --          $    --(3)
  8/31/06                     17.74      (0.30)*          2.38             --            (1.47)               --             0.01
  8/31/05                     14.62      (0.28)           3.39             --               --                --             0.01
  8/31/04                     14.27      (0.36)*          0.69             --               --                --             0.02
  8/31/03                     15.13      (0.31)*          0.10             --            (0.51)            (0.17)            0.03
------------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
-------------------------------------------
  INSTITUTIONAL CLASS
  8/31/07                    $14.53     $ 0.20*          $2.02         $(0.17)          $(1.24)           $   --          $    --
  8/31/06                     15.00       0.16*           1.55          (0.16)           (2.02)               --               --
  8/31/05                     12.67       0.11*           2.33          (0.11)              --                --               --
  8/31/04                     10.84       0.09*           1.84          (0.10)              --                --               --
  8/31/03                     10.33       0.09*           0.57          (0.06)           (0.09)               --               --


                                                                                     RATIO OF
                                                                                    EXPENSES TO
                                                                                    AVERAGE NET
                                                                  RATIO OF          ASSETS WITH
                              NET                       NET      EXPENSES TO        WAIVERS AND
                             ASSET                    ASSETS,    AVERAGE NET      REIMBURSEMENTS
                             VALUE,      TOTAL        END OF     ASSETS WITH        (EXCLUDING
                             END OF    INVESTMENT      YEAR      WAIVERS AND       DIVIDEND AND
                              YEAR     RETURN(1,2)    (000)     REIMBURSEMENTS   INTEREST EXPENSE)
--------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
----------------------------------------------
  INSTITUTIONAL CLASS
  8/31/07                    $21.47       10.53%     $ 94,337        1.55%                 --
  8/31/06                     22.82        6.39       114,153        1.52                  --
  8/31/05                     24.75       22.65       138,143        1.53                  --
  8/31/04                     22.80       13.96       133,060        1.49                  --
  8/31/03                     20.19       28.55        98,383        1.55                  --

  INVESTOR CLASS
  8/31/07                    $21.02       10.26%     $154,546        1.80%                 --
  8/31/06                     22.40        6.12       230,362        1.77                  --
  8/31/05                     24.35       22.32       274,648        1.78                  --
  8/31/04                     22.53       13.69       327,569        1.74                  --
  8/31/03                     20.00       28.16       279,593        1.80                  --
-------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
---------------------------------------------
  INSTITUTIONAL CLASS
  8/31/07                    $17.23        2.61%     $ 73,770        3.44%               2.50%
  8/31/06                     18.57       12.93        90,313        3.24                2.50
  8/31/05                     17.89       21.70        99,748        3.13                2.50
  8/31/04                     14.70        2.73        58,293        3.02                2.50
  8/31/03                     14.31       (1.13)       57,351        3.05                2.50

  INVESTOR CLASS
  8/31/07                    $16.97        2.35%     $ 14,664        3.69%               2.75%
  8/31/06                     18.36       12.69        20,706        3.48                2.75
  8/31/05                     17.74       21.34        24,716        3.37                2.75
  8/31/04                     14.62        2.45        14,322        3.27                2.75
  8/31/03                     14.27       (1.32)       15,381        3.32                2.75
-------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
-------------------------------------------
  INSTITUTIONAL CLASS
  8/31/07                    $15.34       15.70%     $ 43,148        0.75%                 --
  8/31/06                     14.53       12.43        35,994        0.86                  --
  8/31/05                     15.00       19.30        27,172        1.00                  --
  8/31/04                     12.67       17.87        42,066        1.00                  --
  8/31/03                     10.84        6.54        43,722        1.00                  --

                                                    RATIO OF NET
                                                    INVESTMENT
                                   RATIO OF        INCOME (LOSS)
                                  EXPENSES TO       TO AVERAGE
                                  AVERAGE NET       NET ASSETS
                                ASSETS WITHOUT     WITH WAIVERS      PORTFOLIO
                                  WAIVERS AND           AND          TURNOVER
                                 REIMBURSEMENTS   REIMBURSEMENTS       RATE
--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE II
-----------------------------------------
  INSTITUTIONAL CLASS
  8/31/07                              1.56%           (0.09)%         46.19%
  8/31/06                              1.53            (0.34)          33.60
  8/31/05                              1.54            (0.42)          37.61
  8/31/04                              1.49            (0.53)          47.06
  8/31/03                              1.79            (0.54)          72.72

  INVESTOR CLASS
  8/31/07                              1.81%           (0.32)%         46.19%
  8/31/06                              1.78            (0.58)          33.60
  8/31/05                              1.79            (0.64)          37.61
  8/31/04                              1.74            (0.77)          47.06
  8/31/03                              2.04            (0.77)          72.72
--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
---------------------------------------------
  INSTITUTIONAL CLASS
  8/31/07                              3.60%           (1.17)%         93.21%
  8/31/06                              3.40            (1.51)         108.59
  8/31/05                              3.30            (1.82)         107.14
  8/31/04                              3.20            (2.26)         239.06
  8/31/03                              3.44            (1.94)         282.36

  INVESTOR CLASS
  8/31/07                              3.85%           (1.42)%         93.21%
  8/31/06                              3.65            (1.77)         108.59
  8/31/05                              3.55            (2.07)         107.14
  8/31/04                              3.45            (2.50)         239.06
  8/31/03                              3.69            (2.13)         282.36
--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
-------------------------------------------
  INSTITUTIONAL CLASS
  8/31/07                              1.07%            1.20%          61.70%
  8/31/06                              1.22             1.11           58.04
  8/31/05                              1.35             0.83           76.91
  8/31/04                              1.22             0.73           47.21
  8/31/03                              1.41             0.94           81.13

----------
*   Calculated based on average shares outstanding for the period.
(1) Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(2) Redemption fees are reflected in total return calculations.
(3) Amount is less than $0.01 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


66 AND 67 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
FINANCIAL HIGHLIGHTS (continued)                 PER SHARE OPERATING PERFORMANCE
================================================================================


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                              NET                                    DIVIDENDS TO   DISTRIBUTIONS TO      NET
                             ASSET                   NET REALIZED    SHAREHOLDERS     SHAREHOLDERS       ASSET
                             VALUE,       NET       AND UNREALIZED     FROM NET         FROM NET         VALUE,           TOTAL
                           BEGINNING   INVESTMENT   GAIN/(LOSS) ON    INVESTMENT        REALIZED         END OF         INVESTMENT
                            OF YEAR  INCOME/(LOSS)   INVESTMENTS        INCOME           GAINS            YEAR         RETURN(1),(2)
------------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
  INVESTOR CLASS
  8/31/07                    $14.77     $ 0.15*          $2.07         $(0.13)          $(1.24)           $15.62            15.45%
  8/31/06                     15.22       0.13*           1.57          (0.13)           (2.02)            14.77            12.14
  8/31/05                     12.86       0.08*           2.36          (0.08)              --             15.22            19.04
  8/31/04                     11.01       0.05*           1.88          (0.08)              --             12.86            17.53
  8/31/03                     10.50       0.07*           0.57          (0.04)           (0.09)            11.01             6.22
------------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS MID CAP VALUE FUND
-----------------------------------------
  INSTITUTIONAL CLASS
  8/31/07                    $13.05     $ 0.05*          $2.44         $(0.03)          $(4.06)           $11.45            21.32%
  8/31/06                     14.02       0.04*           0.86          (0.02)           (1.85)            13.05             6.82
  8/31/05                     13.16         --(2)         3.22          (0.01)           (2.35)            14.02            25.97
  8/31/04                     11.57       0.01*           1.65          (0.07)              --             13.16            14.39
  8/31/03                      9.69       0.05*           1.83             --(2)            --             11.57            19.41

  INVESTOR CLASS
  8/31/07                    $12.81     $ 0.02*          $2.39         $   --           $(4.06)           $11.16            21.02%
  8/31/06                     13.80      (0.01)(2)*       0.87             --            (1.85)            12.81             6.59
  8/31/05                     13.02         --(2)         3.13             --            (2.35)            13.80            25.47
  8/31/04                     11.43      (0.02)*          1.65          (0.04)              --             13.02            14.08
  8/31/03                      9.58       0.02*           1.83             --               --             11.43            19.31
------------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
-----------------------------------------
  INSTITUTIONAL CLASS
  8/31/07                    $15.69     $ 0.16*          $2.05         $(0.13)          $(1.30)           $16.47            14.38%
  8/31/06                     15.54       0.15*           1.03          (0.08)           (0.95)            15.69             7.95
  8/31/05                     13.29       0.07            2.83          (0.05)           (0.60)            15.54            22.33
  8/31/04                     10.82       0.06            2.48          (0.07)              --             13.29            23.50
  8/31/03                      9.45       0.06            1.34          (0.03)              --             10.82            14.84

  INVESTOR CLASS

  8/31/07                    $15.63     $ 0.11*          $2.06         $(0.09)          $(1.30)           $16.41            14.16%
  8/31/06                     15.49       0.11*           1.03          (0.05)           (0.95)            15.63             7.72
  8/31/05                     13.26       0.03            2.83          (0.03)           (0.60)            15.49            22.06
  8/31/04                     10.80       0.02            2.48          (0.04)              --             13.26            23.13
  8/31/03                      9.44       0.04            1.34          (0.02)              --             10.80            14.63


                                                                               RATIO OF NET
                                                                                 INVESTMENT
                                           RATIO OF          RATIO OF          INCOME (LOSS)
                                  NET     EXPENSES TO      EXPENSES TO           TO AVERAGE
                                ASSETS,   AVERAGE NET      AVERAGE NET           NET ASSETS
                                END OF    ASSETS WITH     ASSETS WITHOUT        WITH WAIVERS         PORTFOLIO
                                 YEAR     WAIVERS AND      WAIVERS AND              AND              TURNOVER
                                 (000)  REIMBURSEMENTS   REIMBURSEMENTS        REIMBURSEMENTS          RATE
--------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND (CONTINUED)
-------------------------------------------------------
  INVESTOR CLASS
  8/31/07                       $23,622       1.00%            1.32%                0.95%              61.70%
  8/31/06                        21,114       1.11             1.46                 0.87               58.04
  8/31/05                        12,827       1.25             1.61                 0.53               76.91
  8/31/04                         8,112       1.25             1.47                 0.43               47.21
  8/31/03                         5,116       1.25             1.66                 0.66               81.13
---------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS MID CAP VALUE FUND
-----------------------------------------
  INSTITUTIONAL CLASS
  8/31/07                       $35,722       1.00%            1.48%                0.38%              88.80%
  8/31/06                        27,538       1.00             1.38                 0.28               97.30
  8/31/05                        54,187       1.00             1.31                 0.03               74.08
  8/31/04                        42,240       1.00             1.26                 0.07               67.40
  8/31/03                        57,052       1.00             1.40                 0.55               77.87

  INVESTOR CLASS
  8/31/07                       $12,778       1.25%            1.73%                0.14%              88.80%
  8/31/06                         5,334       1.25             1.70                (0.04)              97.30
  8/31/05                         4,462       1.25             1.56                (0.22)              74.08
  8/31/04                         2,819       1.25             1.51                (0.18)              67.40
  8/31/03                         3,159       1.25             1.65                 0.21               77.87
---------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
-----------------------------------------
  INSTITUTIONAL CLASS
  8/31/07                       $13,720       0.95%            2.24%                0.92%              45.26%
  8/31/06                         9,374       1.09             2.93                 0.94               51.10
  8/31/05                         7,315       1.25             3.90                 0.53               28.72
  8/31/04                         5,177       1.25             5.82                 0.51               27.40
  8/31/03                         2,890       1.25             9.49                 0.62               38.36

  INVESTOR CLASS

  8/31/07                       $ 4,021       1.20%            2.49%                0.67%              45.26%
  8/31/06                         3,739       1.34             3.19                 0.69               51.10
  8/31/05                         2,840       1.50             4.04                 0.20               28.72
  8/31/04                           649       1.50             5.84                 0.14               27.40
  8/31/03                           106       1.50             9.88                 0.41               38.36

----------
*   Calculated based on average shares outstanding for the period.
(1) Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(2) Amount is less than $0.01 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


68 and 69 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2007
--------------------------------------------------------------------------------


================================================================================
FINANCIAL HIGHLIGHTS (continued)                 PER SHARE OPERATING PERFORMANCE
================================================================================


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                              NET                                    DIVIDENDS TO   DISTRIBUTIONS TO                    NET
                             ASSET                   NET REALIZED    SHAREHOLDERS     SHAREHOLDERS                     ASSET
                             VALUE,       NET       AND UNREALIZED     FROM NET         FROM NET                       VALUE,
                           BEGINNING   INVESTMENT   GAIN/(LOSS) ON    INVESTMENT        REALIZED      REDEMPTION       END OF
                           OF PERIOD  INCOME/(LOSS)   INVESTMENTS        INCOME           GAINS           FEES         PERIOD
--------------------------------------------------------------------------------------------------------------------------------
ROBECO WPG SMALL CAP VALUE FUND
-------------------------------
  INSTITUTIONAL CLASS
  8/31/07                    $16.54     $ 0.01          $ 2.31         $   --           $(1.81)         $   --         $17.05
  8/31/06                     17.42         --            1.10             --            (1.98)             --          16.54
  8/31/052                    17.55      (0.04)          (0.09)            --               --              --          17.42
  12/31/04                    16.34         --            3.11             --            (1.90)             --          17.55
  12/31/03                    11.24         --            5.10             --               --              --          16.34
  12/31/02                    15.21         --           (3.97)            --               --              --          11.24
------------------------------------------------------------------------------------------------------------------------------------
ROBECO WPG LARGE CAP GROWTH FUND
--------------------------------
  INSTITUTIONAL CLASS
  8/31/07                    $22.27     $(0.04)         $ 3.40         $   --           $(2.21)         $   --         $23.42
  8/31/06                     23.36      (0.01)           1.42             --            (2.50)             --          22.27
  8/31/052                    23.10      (0.07)           0.33             --               --              --          23.36
  12/31/04                    25.27         --            0.93             --            (3.10)             --          23.10
  12/31/03                    19.16         --            6.11             --               --              --          25.27
  12/31/02                    26.46         --           (7.30)            --               --              --          19.16
------------------------------------------------------------------------------------------------------------------------------------
ROBECO WPG CORE BOND FUND
-------------------------
  INSTITUTIONAL CLASS
  8/31/07                    $10.50     $ 0.50**        $   --         $(0.50)          $   --          $   --(6)      $10.50
  8/31/06                     10.84       0.45**         (0.34)         (0.45)              --              --(6)       10.50
  8/31/052                    10.81       0.25            0.03          (0.25)              --              --(6)       10.84
  12/31/04                    10.66       0.31            0.15          (0.31)              --              --          10.81
  12/31/03                    10.44       0.30            0.22          (0.30)              --              --          10.66
  12/31/02                     9.80       0.40            0.64          (0.40)              --              --          10.44

  INVESTOR CLASS
  8/31/07                    $10.50     $ 0.47          $   --         $(0.47)          $   --          $   --(6)      $10.50
  1/17/06* to 8/31/06         10.69       0.28**         (0.19)         (0.28)              --              --          10.50

  RETIREMENT CLASS
  8/31/07                    $10.50     $ 0.49          $   --         $(0.49)          $   --          $   --(6)      $10.50
  9/01/05* to 8/31/06         10.86       0.44**         (0.36)         (0.44)              --              --          10.50


                                                                                          RATIO OF NET
                                                                                           INVESTMENT
                                                       RATIO OF           RATIO OF        INCOME (LOSS)
                                             NET      EXPENSES TO        EXPENSES TO       TO AVERAGE
                                           ASSETS,    AVERAGE NET        AVERAGE NET       NET ASSETS
                              TOTAL        END OF     ASSETS WITH      ASSETS WITHOUT     WITH WAIVERS      PORTFOLIO
                            INVESTMENT     PERIOD     WAIVERS AND        WAIVERS AND           AND          TURNOVER
                            RETURN(1)       (000)    REIMBURSEMENTS     REIMBURSEMENTS   REIMBURSEMENTS       RATE
---------------------------------------------------------------------------------------------------------------------
ROBECO WPG SMALL CAP VALUE FUND
-------------------------------
  INSTITUTIONAL CLASS
  8/31/07                      14.28%     $ 53,962       1.47%              1.47%             0.09%          138.38%
  8/31/06                       7.16        48,607       1.43(3)            1.43              0.02           139.15
  8/31/052                     (0.74)       52,368       1.57(3,5)          1.57(5)          (0.35)(5)       135.85
  12/31/04                     19.35        57,787       1.55               1.55             (0.55)          159.20
  12/31/03                     45.37        58,282       1.68               1.68              0.83           228.30
  12/31/02                    (26.10)       47,705       1.54               1.54             (0.81)          105.60
---------------------------------------------------------------------------------------------------------------------
ROBECO WPG LARGE CAP GROWTH FUND
--------------------------------
  INSTITUTIONAL CLASS
  8/31/07                      15.74%     $ 18,630       1.40%              1.99%            (0.17)%          94.09%
  8/31/06                       6.10        18,935       1.40(3)            1.79             (0.06)           93.80
  8/31/052                      1.13        20,626       1.40(3,5)          2.08(5)          (0.42)(5)       100.01
  12/31/04                      3.82        26,222       1.40               1.50             (0.06)          138.70
  12/31/03                     31.89        52,355       1.44               1.44             (0.52)          126.80
  12/31/02                    (27.59)       43,412       1.25               1.25             (0.42)          107.90
---------------------------------------------------------------------------------------------------------------------
ROBECO WPG CORE BOND FUND
-------------------------
  INSTITUTIONAL CLASS
  8/31/07                       4.84%     $109,755       0.43%              0.83%             4.72%          448.33%
  8/31/06                       1.11       178,491       0.43(3)            0.79              4.29           626.69(4)
  8/31/052                      2.65       161,761       0.43(3,5)          0.75(5)           3.52(5)        602.95(4)
  12/31/04                      4.38       144,349       0.43               0.71              2.90           805.80(4)
  12/31/03                      5.04       145,818       0.45               0.75              2.81           561.80
  12/31/02                     10.87       105,261       0.50               0.83              4.02           539.20

  INVESTOR CLASS
  8/31/07                       4.58%     $     21       0.68%              1.08%             4.49%          448.33%
  1/17/06* to 8/31/06           0.84            20       0.66(3,5)          1.04(5)           4.23(5)        626.69(4)

  RETIREMENT CLASS
  8/31/07                       4.73%     $     21       0.53%              0.94%             4.63%          448.33%
  9/01/05* to 8/31/06           0.84            20       0.50(3,5)          0.86(5)           4.21(5)        626.69(4)

----------
*   Commencement of operations.
**  Calculated based on average shares outstanding for the period.
(1) Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year has not been annualized.
(2) For the period January 1, 2005 through August 31, 2005.
(3) Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not differ.
(4) The portfolio turnover rates excluding mortgage dollar roll transactions were 301.04%, 295.59%, 295.21% and 573.60% for the years ended August 31,
    2007 and 2006, for the period ended August 31, 2005 and the year ended December 31, 2004, respectively.
(5) Annualized.
(6) Amount is less than $0.01 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

70 and 71 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
 NOTES TO FINANCIAL STATEMENTS
================================================================================


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has eight active investment portfolios, including Robeco Boston Partners Small Cap Value Fund II ("BP Small Cap Value Fund II"), Robeco Boston Partners Long/Short Equity Fund ("BP Long/Short Equity Fund"), Robeco Boston Partners Large Cap Value Fund ("BP Large Cap Value Fund"), Robeco Boston Partners Mid Cap Value Fund ("BP Mid Cap Value Fund"), Robeco Boston Partners All-Cap Value Fund ("BP All-Cap Value Fund") (collectively "BP Funds"), Robeco WPG Small Cap Value Fund, formerly Robeco WPG Tudor Fund ("WPG Small Cap Value Fund"), Robeco WPG Large Cap Growth Fund ("WPG Large Cap Growth Fund") and Robeco WPG Core Bond Fund ("WPG Core Bond Fund") (collectively "WPG Funds") (each a "Fund," collectively the "Funds"). As of August 31, 2007, the BP Funds each offer two classes of shares, Institutional Class and Investor Class. The WPG Small Cap Value and WPG Large Cap Growth Funds are single class funds offering only the Institutional Class of shares. The WPG Core Bond Fund offers three classes of shares, Institutional Class, Investor Class and Retirement Class.

     RBB has authorized capital of one hundred billion shares of common stock of which 77.873 billion shares are currently classified into one hundred and eighteen classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families."

     PORTFOLIO VALUATION -- The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Funds record security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Funds' investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.


72 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
 NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================


     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Funds with the exception of the WPG Core Bond Fund which declares daily and pays monthly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     OTHER -- In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

     FOREIGN SECURITIES -- There are certain risks resulting from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

     FORWARD CURRENCY CONTRACTS -- The Funds may enter into forward currency contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded as unrealized gains or losses by the Funds. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, a Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract. At August 31, 2007, the Funds did not hold any forward currency contracts.

     FUTURES -- The WPG Small Cap Value Fund and the WPG Core Bond Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange on which such contract is traded. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Funds only enter into futures contracts that are traded on exchanges.

     LINE OF CREDIT -- Each Robeco Boston Partners Fund may borrow an amount up to its prospectus-defined limitations, from a committed line of credit of 10% of the Fund's net assets through Custodial Trust Company available to the Funds in the Robeco Boston Partners Fund Family. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 125 basis points. The Funds had no outstanding borrowings at August 31, 2007 or at any time during the year ended August 31, 2007.

     MORTGAGE DOLLAR ROLLS (WPG CORE BOND FUND) -- The WPG Core Bond Fund may enter into mortgage dollar rolls in which the WPG Core Bond Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price on a fixed date. The WPG Core Bond Fund accounts for such dollar rolls as purchases and sales and records an unrealized gain or loss each day equal to the difference between the original value of the purchase and the current market value. The WPG Core Bond Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. Losses may arise due to changes in value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the WPG Core Bond Fund's right to repurchase or sell securities may be limited.


                                                         ANNUAL REPORT 2007 | 73

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================


     OPTIONS -- The BP All-Cap Value Fund, WPG Small Cap Value Fund, WPG Large Cap Growth Fund and WPG Core Bond Fund may buy put and call options and write covered call and secured put options. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. A Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.

     Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

     The BP All-Cap Value Fund had transactions in options written during the year ended August 31, 2007 as follows:

                                                      NUMBER OF    PREMIUMS
                                                      CONTRACTS    RECEIVED
                                                     -----------  -----------
Options outstanding at August 31, 2006                   247      $  83,679
Options written                                          536        197,123
Options terminated in closing purchase transactions      (24)        (8,328)
Options exercised                                       (445)      (137,872)
                                                       -----      ---------
Options outstanding at August 31, 2007                   314      $ 134,602
                                                       =====      =========

     SHORT SALES -- When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund and the BP All-Cap Value Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

     At August 31, 2007, the BP Long/Short Equity Fund had securities sold short valued at $41,523,925 for which securities of $66,125,709 and cash deposits of $41,944,195 were pledged as collateral. In accordance with the Special Custody and Pledge Agreement with Goldman Sachs, the Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the Fed Funds rate plus a spread.

     The BP Long/Short Equity Fund utilized cash borrowings to meet required margin cash deposits as follows during the year ended August 31, 2007:


                                        AVERAGE DAILY       WEIGHTED AVERAGE
                     DAYS UTILIZED       BORROWINGS           INTEREST RATE
                     -------------     --------------     --------------------
                         365            $14,340,931               5.84%

     At August 31, 2007, the Fund had borrowings of $17,996,254. Interest expense for the year ended August 31, 2007 totaled $870,071.


74 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================


     SWAP AGREEMENTS -- The WPG Core Bond Fund may enter into credit default swap agreements. A credit default swap agreement is where one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or "credit event"). In addition to bearing the risk that the credit event will occur, the WPG Core Bond Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, to the risk that the WPG Core Bond Fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or to the risk that the counterparty may default on its obligation to perform. The WPG Core Bond Fund may enter into swap agreements as either the protection buyer or seller. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Periodic payments received or paid by the WPG Core Bond Fund are recorded as realized gains or losses. Upfront payments made or received are amortized over the life of the agreement. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Effective January 1, 2007, Boston Partners Asset Management, L.L.C. and Robeco USA, L.L.C. (formerly known as Weiss, Peck and Greer Investments) ("WPG"), the former entities that provided investment advisory services to the BP Funds and the WPG Funds, respectively, merged into and with Robeco USA, Inc., with Robeco USA, Inc. remaining as the surviving entity. In addition, effective January 1, 2007, Robeco USA, Inc., which had been doing business under the name Robeco Investment Management, officially changed its name to Robeco Investment Management, Inc.

     For its advisory services with respect to the BP Funds, Robeco Investment Management, Inc. ("Robeco") is entitled to receive 1.25% of the BP Small Cap Value Fund II's average daily net assets, 2.25% of the BP Long/Short Equity Fund's average daily net assets, 0.60% of the BP Large Cap Value Fund's average daily net assets, 0.80% of the BP Mid Cap Value Fund's average daily net assets and 0.80% of the BP All-Cap Value Fund's average daily net assets, each accrued daily and payable monthly.

     Until December 31, 2007, Robeco has contractually agreed to limit the BP Funds' total operating expenses to the extent that such expenses exceed the ratios in the table below. This limit is calculated daily based on each Fund's average daily net assets. This limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. The BP Funds will not pay Robeco at a later time for any amounts waived or any amounts assumed.

                                                INSTITUTIONAL       INVESTOR
                                               ---------------     ----------
BP Small Cap Value Fund II                         1.55%              1.80%
BP Long/Short Equity Fund                          2.50%*             2.75%*
BP Large Cap Value Fund                            0.75%              1.00%
BP Mid Cap Value Fund                              1.00%              1.25%
BP All-Cap Value Fund                              0.95%              1.20%

      * Excluding short sale dividend expense and interest expense.

     For its advisory services with respect to the WPG Funds, Robeco is entitled to receive advisory fees, accrued daily and paid monthly, as follows:

 WPG Small Cap Value Fund      0.90% of net assets up to $300  million
                               0.80% of net assets $300  million to $500 million
                               0.75% of net assets in excess of $500 million

 WPG Large Cap Growth Fund     0.75% of net assets

 WPG Core Bond Fund            0.45% of net assets

     Until December 31, 2007, Robeco has contractually agreed to cap the WPG Funds' operating expenses. The WPG Small Cap Value Fund's expenses are capped at 1.70%, WPG Large Cap Growth Fund's expenses are capped at 1.40%, and WPG Core Bond Fund, Institutional Class, Investor Class, and Retirement Class expenses are capped at 0.43%, 0.68% and 0.53%, respectively.


                                                         ANNUAL REPORT 2007 | 75

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================


     For the year ended August 31, 2007, investment advisory fees, waivers and reimbursements of expenses were as follows:

                                               GROSS                                    NET                EXPENSE
                                           ADVISORY FEES          WAIVERS         ADVISORY FEES         REIMBURSEMENT
                                          ----------------      ------------     -----------------    ----------------
BP Small Cap Value Fund II                  $4,015,263           $ (46,594)          $3,968,669         $        --
BP Long/Short Equity Fund                    2,536,618            (178,584)           2,358,034                  --
BP Large Cap Value Fund                        395,132            (214,112)             181,020                  --
BP Mid Cap Value Fund                          339,828            (202,665)             137,163                  --
BP All-Cap Value Fund                          145,900            (145,900)                  --              89,944
WPG Small CapValue Fund                        488,942                  --              488,942                  --
WPG Large Cap Growth Fund                      142,413            (111,580)              30,833                  --
WPG Core Bond Fund                             700,141            (621,556)              78,585                  --

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Funds. For providing administration and accounting services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.1125% of each Fund's first $200 million of average net assets; and 0.095% of each Fund's average net assets in excess of $200 million with a minimum monthly fee of $5,833 for each Fund.

     For the year ended August 31, 2007, PFPC administration and accounting service fees were as follows:

                                                              ADMINISTRATION
                                                              AND ACCOUNTING
                                                               SERVICE FEES
                                                            ------------------
BP Small Cap Value Fund II                                      $397,726
BP Long/Short Equity Fund                                        164,498
BP Large Cap Value Fund                                          100,563
BP Mid Cap Value Fund                                             92,355
BP All-Cap Value Fund                                             89,598
WPG Small Cap Value Fund                                          92,685
WPG Large Cap Growth Fund                                         87,495
WPG Core Bond Fund                                               224,603

     Included in the administration and accounting service fees, shown above, are fees for providing regulatory administrative services to RBB. For providing these services, PFPC is entitled to receive compensation as agreed to by the Company and PFPC. This fee is allocated to each Fund in proportion to its net assets of the RBB funds.

     In addition, PFPC serves as the Funds' transfer and dividend disbursing agent. For providing transfer agency services, PFPC is entitled to receive a monthly fee, subject to a minimum monthly fee of $3,000 per class plus per account charges and out of pocket expenses.

     For providing custodial services to the BP Funds, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of the PNC Financial Services Group, Inc. is entitled to receive a monthly fee equal to an annual rate of 0.01% of the Funds' average daily gross assets or a minimum monthly fee of $1,000.

     PFPC Distributors, Inc., provides certain administrative services to the Funds. As compensation for such administrative services, PFPC Distributors, Inc. is entitled to receive an annual fee of $62,500 from the BP Funds, which is allocated to the BP Funds in proportion to their net assets. PFPC Distributors, Inc. is entitled to receive an annual fee of $5,000 per Fund from the WPG Funds.

     The Board of Directors of the Company has approved a Distribution Agreement and adopted a separate Plan of Distribution for the Investor Class (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, PFPC Distributors, Inc. (the "Distributor") is entitled to receive from the Funds a distribution fee with respect to the Investor Class, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class.


76 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================


     Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares,
(ii) ongoing servicing and/or  maintenance of the accounts of shareholders,  and
(iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class, all as set forth in the Funds' 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Funds or their service providers.

     The Board of Directors of the Company has adopted a Shareholder Services Plan (the "Plan") for the WPG Core Bond Fund's Retirement Class authorizing the WPG Core Bond Fund to pay securities dealers, plan administrators or other service organizations ("Service Organizations") who agree to provide certain shareholder and administrative services to plans or plan participants holding Retirement Class of the WPG Core Bond Fund a service fee at an annual rate of up to 0.10% of the average daily net asset value of WPG Core Bond Fund's Retirement Class.

     At August 31, 2007, PFPC and its affiliates were due fees for their services of $53,264, $34,946, $15,970, $16,948, $13,645, $15,831, $13,402 and
$23,527 from the BP Small Cap Value Fund II, BP Long/Short Equity Fund, BP Large Cap Value Fund, BP Mid Cap Value Fund, BP All-Cap Value Fund, WPG Small Cap Value Fund, WPG Large Cap Growth Fund and WPG Core Bond Fund, respectively.

3. CUSTODIAN FEES (WPG SMALL CAP VALUE FUND, WPG LARGE CAP GROWTH FUND AND WPG CORE BOND FUND)

     Mellon Trust of New England, N.A. ("Mellon") provides custodial services to the WPG Funds. Each WPG Fund has entered into an expense offset agreement with Mellon, wherein it receives a credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended August 31, 2007, the Funds' custodian fees and related offset fees were as follows:

                                                 CUSTODIAN FEE      OFFSET FEES
                                                 -------------     -------------
WPG Small Cap Value Fund                            $18,329             $(79)
WPG Large Cap Growth Fund                             8,016               --
WPG Core Bond Fund                                   50,345               --

4.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2007, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) were as follows:

                                                    INVESTMENT SECURITIES
                                               ---------------------------------
                                                 PURCHASES            SALES
                                               --------------    ---------------
BP Small Cap Value Fund II                      $141,514,490      $275,709,158
BP Long/Short Equity Fund                        102,515,606       143,846,597
BP Large Cap Value Fund                           41,785,118        39,542,097
BP Mid Cap Value Fund                             44,223,328        36,251,346
BP All-Cap Value Fund                             11,471,775         7,882,161
WPG Small Cap Value Fund                          69,818,822        69,176,334
WPG Large Cap Growth Fund                         17,769,792        20,968,027
WPG Core Bond Fund                               148,942,364       249,534,354

     Purchases and sales of long-term U.S. government obligations were:

                                                  PURCHASES          SALES
                                               --------------    ---------------
WPG Core Bond Fund                              $352,157,600      $297,936,012



                                                         ANNUAL REPORT 2007 | 77

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================


5.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2007, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class of the WPG Small Cap Value Fund, WPG Large Cap Growth Fund and WPG Core Bond Fund, each of which has 50,000,000 shares of $0.001 par value common stock authorized.

     Transactions in capital shares for the respective periods were as follows:

                                                             BP SMALL CAP VALUE FUND II
                                               ---------------------------------------------------------
                                                        FOR THE                        FOR THE
                                                       YEAR ENDED                    YEAR ENDED
                                                     AUGUST 31, 2007               AUGUST 31, 2006
                                              ----------------------------  -----------------------------
                                                  SHARES        VALUE          SHARES          VALUE
                                              -----------  ---------------  -----------    --------------
INSTITUTIONAL CLASS
   Sales .................................      1,034,990   $ 23,670,644        578,461     $ 13,652,888
   Repurchases ...........................     (2,344,722)   (53,907,304)    (1,858,219)     (43,364,503)
   Redemption Fees* ......................             --         27,871             --           17,806
   Reinvestments .........................        702,290     15,127,331        699,447       15,555,696
                                              -----------   ------------     ----------     ------------
Net Decrease .............................       (607,442)  $(15,081,458)      (580,311)    $(14,138,113)
                                              ===========   ============     ==========     ============
INVESTOR CLASS
   Sales .................................        536,231   $ 11,987,659      1,601,378     $ 37,613,254
   Repurchases ...........................     (5,057,946)  (113,394,985)    (4,293,955)     (97,878,085)
   Redemption Fees* ......................             --         51,706             --           36,512
   Reinvestments .........................      1,592,045     33,640,023      1,696,876       37,110,688
                                              -----------   ------------     ----------     ------------
Net Decrease .............................     (2,929,670)  $(67,715,597)      (995,701)    $(23,117,631)
                                              ===========   ============     ==========     ============

                                                                BP LONG/SHORT EQUITY FUND
                                               ---------------------------------------------------------
                                                        FOR THE                        FOR THE
                                                       YEAR ENDED                    YEAR ENDED
                                                     AUGUST 31, 2007               AUGUST 31, 2006
                                              ----------------------------  -----------------------------
                                                  SHARES        VALUE          SHARES          VALUE
                                              -----------  ---------------  -----------    --------------
INSTITUTIONAL CLASS
   Sales .................................        246,703    $ 4,512,232        125,886     $  2,126,079
   Repurchases ...........................     (1,344,360)   (23,478,775)    (1,323,512)     (21,652,614)
   Redemption Fees* ......................             --          1,069             --           46,371
   Reinvestments .........................        516,071      9,062,212        484,194        8,105,408
                                              -----------    -----------     ----------    -------------
Net Decrease .............................       (581,586)   $(9,903,262)      (713,432)    $(11,374,756)
                                              ===========    ===========     ==========    =============
INVESTOR CLASS
   Sales .................................         36,741    $   655,085         12,505    $     215,550
   Repurchases ...........................       (406,674)    (7,188,380)      (390,664)      (6,473,943)
   Redemption Fees* ......................             --            206             --           10,786
   Reinvestments .........................        106,331      1,841,647        112,881        1,871,569
                                              -----------    -----------     ----------    -------------
Net Decrease .............................       (263,602)   $(4,691,442)      (265,278)   $  (4,376,038)
                                              ===========    ===========     ==========    =============


78 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================

                                                               BP LARGE CAP VALUE FUND
                                               ---------------------------------------------------------
                                                        FOR THE                        FOR THE
                                                       YEAR ENDED                    YEAR ENDED
                                                     AUGUST 31, 2007               AUGUST 31, 2006
                                              ----------------------------  -----------------------------
                                                  SHARES        VALUE          SHARES          VALUE
                                              -----------  ---------------  -----------    --------------
INSTITUTIONAL CLASS
   Sales .................................        382,517    $ 5,830,726        646,767     $  9,254,760
   Repurchases ...........................       (286,558)    (4,367,917)      (288,561)      (4,191,539)
   Reinvestments .........................        240,187      3,518,750        307,357        4,164,692
                                              -----------    -----------     ----------     ------------
Net Increase .............................        336,146    $ 4,981,559        665,563     $  9,227,913
                                              ===========    ===========     ==========     ============
INVESTOR CLASS
   Sales .................................        312,719    $ 4,776,947        782,378     $ 11,308,245
   Repurchases ...........................       (364,458)    (5,694,073)      (364,636)      (5,219,721)
   Reinvestments .........................        135,405      2,022,954        168,790        2,329,297
                                              -----------    -----------     ----------     ------------
Net Increase .............................         83,666    $ 1,105,828        586,532     $  8,417,821
                                              ===========    ===========     ==========     ============

                                                                  BP MID CAP VALUE FUND
                                               ---------------------------------------------------------
                                                        FOR THE                        FOR THE
                                                       YEAR ENDED                    YEAR ENDED
                                                     AUGUST 31, 2007               AUGUST 31, 2006
                                              ----------------------------  -----------------------------
                                                  SHARES        VALUE          SHARES          VALUE
                                              -----------  ---------------  -----------    --------------
INSTITUTIONAL CLASS
   Sales .................................        598,181    $ 7,048,998        342,353     $  4,464,259
   Repurchases ...........................       (349,796)    (4,287,051)    (2,612,779)     (33,998,155)
   Reinvestments .........................        761,214      8,129,767        516,918        6,544,181
                                              -----------   ------------     ----------     ------------
Net Increase / (Decrease) ................      1,009,599    $10,891,714     (1,753,508)    $(22,989,715)
                                              ===========   ============     ==========     ============
INVESTOR CLASS
   Sales .................................        872,884    $ 9,927,310        173,429     $  2,258,578
   Repurchases ...........................       (319,738)    (3,651,207)      (133,206)      (1,706,074)
   Reinvestments .........................        175,316      1,828,547         52,930          658,979
                                              -----------   ------------     ----------     ------------
Net Increase .............................        728,462    $ 8,104,650         93,153     $  1,211,483
                                              ===========   ============     ==========     ============

                                                                BP ALL-CAP VALUE FUND
                                               ---------------------------------------------------------
                                                        FOR THE                        FOR THE
                                                       YEAR ENDED                    YEAR ENDED
                                                     AUGUST 31, 2007               AUGUST 31, 2006
                                              ----------------------------  -----------------------------
                                                  SHARES        VALUE          SHARES          VALUE
                                              -----------  ---------------  -----------    --------------
INSTITUTIONAL CLASS
   Sales .................................        244,596     $3,879,814        266,146     $  4,018,137
   Repurchases ...........................        (81,903)    (1,347,601)      (171,528)      (2,587,589)
   Reinvestments .........................         72,940      1,165,590         31,915          476,166
                                              -----------   ------------     ----------     ------------
Net Increase .............................        235,633     $3,697,803        126,533      $ 1,906,714
                                              ===========   ============     ==========     ============
INVESTOR CLASS
   Sales .................................         78,840     $1,292,161         90,797     $  1,401,095
   Repurchases ...........................        (92,246)    (1,521,598)       (48,842)        (746,935)
   Reinvestments .........................         19,310        307,987         13,979          208,144
                                              -----------   ------------     ----------     ------------
Net Increase .............................          5,904     $   78,550         55,934     $    862,304
                                              ===========   ============     ==========     ============

                                                         ANNUAL REPORT 2007 | 79

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================

                                                               WPG SMALL CAP VALUE FUND
                                               ---------------------------------------------------------
                                                        FOR THE                        FOR THE
                                                       YEAR ENDED                    YEAR ENDED
                                                     AUGUST 31, 2007               AUGUST 31, 2006
                                              ----------------------------  -----------------------------
                                                  SHARES        VALUE          SHARES          VALUE
                                              -----------  ---------------  -----------    --------------
 INSTITUTIONAL CLASS
   Sales .................................        378,085    $ 6,633,831         77,517     $  1,234,067
   Repurchases ...........................       (432,509)    (7,719,866)      (483,726)      (8,013,166)

   Reinvestments .........................        279,752      4,696,789        338,981        5,199,969
                                              -----------   ------------     ----------     ------------
Net Increase / (Decrease) ................        225,328    $ 3,610,754        (67,228)    $ (1,579,130)
                                              ===========   ============     ==========     ============

                                                               WPG LARGE CAP GROWTH FUND
                                               ---------------------------------------------------------
                                                        FOR THE                        FOR THE
                                                       YEAR ENDED                    YEAR ENDED
                                                     AUGUST 31, 2007               AUGUST 31, 2006
                                              ----------------------------  -----------------------------
                                                  SHARES        VALUE          SHARES          VALUE
                                              -----------  ---------------  -----------    --------------
 INSTITUTIONAL CLASS
   Sales .................................         12,595   $    293,696         23,820     $    534,282
   Repurchases ...........................       (134,442)    (3,094,889)      (135,322)      (3,056,426)
   Reinvestments .........................         67,217      1,474,748         78,538        1,736,482
                                              -----------   ------------     ----------     ------------
Net Decrease .............................        (54,630)  $ (1,326,445)       (32,964)    $   (785,662)
                                              ===========   ============     ==========     ============

                                                                    WPG CORE BOND FUND
                                               ---------------------------------------------------------
                                                        FOR THE                        FOR THE
                                                       YEAR ENDED                    YEAR ENDED
                                                     AUGUST 31, 2007               AUGUST 31, 2006
                                              ----------------------------  -----------------------------
                                                  SHARES        VALUE          SHARES          VALUE
                                              -----------  ---------------  -----------    --------------
 INSTITUTIONAL CLASS
   Sales .................................        868,315   $   9,148,462     3,490,182     $3 6,295,041
   Repurchases ...........................     (8,066,059)    (84,762,113)   (2,023,134)     (21,207,704)
   Redemption Fees* ......................             --             140            --            3,747
   Reinvestments .........................        654,018       6,882,709       615,292        6,458,337
                                              -----------   ------------    -----------     ------------
Net Increase / (Decrease) ................    (6,543,726)   $(68,730,802)     2,082,340     $ 21,549,421
                                              ===========   ============    ===========     ============
INVESTOR CLASS
   Sales .................................             --   $         --          3,113     $     33,164
   Repurchases ...........................             --             --         (1,251)         (12,979)
   Reinvestments .........................             89            933             59              617
                                              -----------   ------------    -----------     ------------
Net Increase .............................             89   $        933          1,921     $     20,802
                                              ===========   ============    ===========     ============
RETIREMENT CLASS
   Sales .................................             --   $         --          1,842     $     20,000
   Repurchases ...........................             --             --             --               --
   Reinvestments .........................             91            963             79              823
                                              -----------   ------------    -----------     ------------
Net Increase .............................             91   $        963          1,921     $     20,823
                                              ===========   ============    ===========     ============

----------------------------
   * There is a 1.00% redemption fee on shares redeemed which have been held 365 days or less on the BP Small Cap Value Fund II. There is a 2.00% redemption fee on shares redeemed which have been held 365 days or less on the BP Long/Short Equity Fund. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital. The WPG Small Cap Value Fund, WPG Large Cap Growth Fund, and WPG Core Bond Fund have a 2.00% redemption fee on shares redeemed within 60 days of purchase.


80 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================

     As of August 31, 2007, the following shareholders held 10% or more of the outstanding shares of the Funds. These shareholders may be omnibus accounts which are comprised of many underlying shareholders.

     BP Small Cap Value Fund II (3 shareholders)            70%
     BP Long/Short  Equity Fund (3 shareholders)            70%
     BP Large Cap Value Fund (2  shareholders)              72%
     BP Mid Cap Value Fund (3 shareholders)                 90%
     BP All-Cap Value Fund (4 shareholders)                 83%
     WPG Small Cap Value Fund                               --
     WPG Large  Cap  Growth  Fund  (1  shareholder)         12%
     WPG  Core  Bond  Fund  (4 shareholders)                64%

6.   SECURITIES LENDING (WPG SMALL CAP VALUE FUND AND WPG CORE BOND FUND)

     At August 31, 2007, the WPG Small Cap Value Fund loaned securities valued at $5,306,220. For collateral, the WPG Small Cap Value Fund received a letter of credit from Banco Santander Bank in an amount equal to $6,495,000. At August 31, 2007, the WPG Core Bond Fund loaned a U.S. Treasury Note, 4.75%, maturing 5/31/12, valued at $4,082,500 (including accrued interest). For collateral, the WPG Core Bond Fund received U.S. Treasury securities which were valued at $4,312,868. For the year ended August 31, 2007, the WPG Small Cap Value Fund earned $15,847 and the WPG Core Bond Fund earned $5,613 in securities lending fees, net of custodian expenses. Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned.

7.   FEDERAL INCOME TAX INFORMATION

     At August 31, 2007, federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

                                                                                                       NET UNREALIZED
                                            FEDERAL TAX         UNREALIZED          UNREALIZED          APPRECIATION
FUND                                           COST            APPRECIATION        DEPRECIATION        (DEPRECIATION)
------                                    --------------      --------------      --------------      ----------------
BP Small Cap Value Fund II                $225,727,831          $45,418,909        $(21,570,052)         $23,848,857
BP Long/Short Equity Fund                  104,770,153            9,481,286          (7,773,313)           1,707,973
BP Large Cap Value Fund                     59,506,461            8,385,833          (1,195,722)           7,190,111
BP Mid Cap Value Fund                       44,710,751            4,676,599          (1,218,604)           3,457,995
BP All-Cap Value Fund                       16,142,195            2,606,488            (673,279)           1,933,209
WPG Small Cap Value Fund                    52,671,282            5,565,671          (4,268,791)           1,296,880
WPG Large Cap Growth Fund                   15,238,128            3,662,211            (379,116)           3,283,095
WPG Core Bond Fund                         113,008,914              478,754            (979,573)            (500,819)

     The following permanent differences as of August 31, 2007, primarily attributable to net investment loss, redesignation of distributions, capitalization of short sale dividends, tax treatment of partnership income, non-taxable distributions received, tax treatment of swaps and paydowns and expiration of prior year capital loss carryover, were reclassified to the following accounts:


                                                              INCREASE/(DECREASE)
                                        INCREASE/(DECREASE)      ACCUMULATED         INCREASE/(DECREASE)
                                          UNDISTRIBUTED          NET REALIZED            ADDITIONAL
                                          NET INVESTMENT         GAIN/(LOSS)             PAID-IN
FUND                                       INCOME/(LOSS)       ON INVESTMENTS            CAPITAL
------                                 --------------------  ---------------------   -------------------
BP Small Cap Value Fund II                   1,310,677           (1,310,677)                      --
BP Long/Short Equity Fund                    1,361,926           (1,361,926)                      --
BP Mid Cap Value Fund                           (1,440)               1,440                       --
BP All-Cap Value Fund                            9,643               (9,643)                      --
WPG Large Cap Growth Fund                       32,314              (32,314)                      --
WPG Core Bond Fund                              29,013            2,702,085              (2,731,098)

                                                         ANNUAL REPORT 2007 | 81

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================


     As of August 31, 2007, the components of distributable earnings on a tax basis were as follows:

                                           UNDISTRIBUTED       UNDISTRIBUTED
                                             ORDINARY            LONG-TERM
FUND                                          INCOME               GAINS
------                                    ------------         --------------
BP Small Cap Value Fund II                $  1,124,853          $58,020,990
BP Long/Short Equity Fund                      188,800            6,420,944
BP Large Cap Value Fund                      1,229,639            4,895,910
BP Mid Cap Value Fund                        2,684,455            2,496,832
BP All-Cap Value Fund                          577,185              912,109
WPG Small Cap Value Fund                     4,029,658            2,700,115
WPG Large Cap Growth Fund                      501,423            1,067,784
WPG Core Bond Fund                              35,591                   --

     At August 31, 2007, the WPG Core Bond Fund had capital loss carryforwards of $2,305,123 available to offset future capital gains which expire in 2014 ($481,592) and in 2015 ($1,823,531). $2,731,098 of prior year capital loss carryovers expired at August 31, 2007.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2007, the WPG Core Bond Fund deferred post-October capital losses of $1,261,196. The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

     The tax character of dividend and distributions paid during the last two fiscal years or periods were as follows:

                                            FISCAL YEAR
                                               PERIOD            ORDINARY           LONG-TERM
FUND                                           ENDED              INCOME               GAINS                TOTAL
------                                    ---------------      --------------     --------------         ----------------
BP Small Cap Value Fund II                  08/31/2007          $4,530,319          $46,909,219            $51,439,538
                                            08/31/2006           7,646,694           47,473,562             55,120,256

BP Long/Short Equity Fund                   08/31/2007           6,233,765            4,763,531             10,997,296
                                            08/31/2006           5,602,232            4,484,174             10,086,406

BP Large Cap Value Fund                     08/31/2007           2,389,261            3,184,618              5,573,879
                                            08/31/2006             890,296            5,643,990              6,534,286

BP Mid Cap Value Fund                       08/31/2007           1,915,207            8,377,338             10,292,545
                                            08/31/2006           1,413,839            5,942,313              7,356,152

BP All-Cap Value Fund                       08/31/2007             327,477            1,181,563              1,509,040
                                            08/31/2006             185,626              585,170                770,796

WPG Small Cap Value Fund                    08/31/2007           2,051,274            3,054,007              5,105,281
                                            08/31/2006           3,007,949            2,693,232              5,701,181

WPG Large Cap Growth Fund                   08/31/2007             650,613            1,120,050              1,770,663
                                            08/31/2006                  --            2,136,641              2,136,641

WPG Core Bond Fund                          08/31/2007           7,347,355                   --              7,347,355
                                            08/31/2006           6,922,980                   --              6,922,980

     Distributions from net investment income, foreign currency gains, and short-term capital gains are treated as ordinary income for federal tax purposes.


82 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

================================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
================================================================================


8.   NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes, an interpretation of FAS Statement No. 109." FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits, a reduction of an income tax refund receivable, a reduction of deferred tax assets, an increase in deferred tax liability, or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of FIN 48 to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

     In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair valuation and requires companies to expand their disclosure about the use of fair valuation to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the impact, if any, of SFAS 157 on the Funds' financial statements.

9.   CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP ("PwC") resigned as the Funds' registered public accounting firm on November 21, 2006 due to PwC's business relationship with certain affiliates of Robeco. As a result of PwC's engagement to provide certain contemplated services to Robeco affiliates in the future, PwC would no longer be independent with respect to the Funds. On December 20, 2006, RBB, by action of the Board of Directors and upon the recommendation of its Audit Committee, approved Ernst & Young LLP to serve as the independent registered public accounting firm to audit the Funds' financial statements for the fiscal year ending August 31, 2007.

     PwC's reports on the Funds' financial statements for each of the fiscal years ended August 31, 2006 and August 31, 2005 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds' fiscal years ended August 31, 2006 and August 31, 2005 and the interim period September 1, 2006 through December 20, 2006 ("Interim Period"), (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

     During the Funds' fiscal year ended August 31, 2006 and August 31, 2005 and Interim Period, neither RBB, the Funds nor anyone on their behalf has consulted Ernst & Young LLP on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or
(ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and related instructions) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

10.  SUBSEQUENT EVENT

     Effective September 4, 2007, the name of the Robeco WPG Large Cap Growth Fund was changed to Robeco WPG 130/30 Large Cap Core Fund. The name change was made in connection with a change in the Fund's investment strategy to a 130/30 strategy following the approval of changes to certain of the Fund's fundamental investment limitations by shareholders of the Fund at a Special Meeting of Shareholders held on August 31, 2007.


                                                         ANNUAL REPORT 2007 | 83

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
================================================================================


To the Board of Directors and Shareholders of The RBB Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small Cap Value Fund, Robeco WPG Large Cap Growth Fund, and Robeco WPG Core Bond Fund (eight of the series of The RBB Fund, Inc.) (the "Funds") as of August 31, 2007, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended August 31, 2006 and the financial highlights for each of the periods presented through August 31, 2006 were audited by other auditors, whose reports dated October 26, 2006 and February 14, 2005 expressed unqualified opinions on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2007 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners
Long/Short Equity Fund, Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small Cap Value Fund, Robeco WPG Large Cap Growth Fund, and Robeco WPG Core Bond Fund of The RBB Fund, Inc. at August 31, 2007, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.



Philadelphia, Pennsylvania
October 26, 2007


84 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
SHAREHOLDER TAX INFORMATION (unaudited)
================================================================================


                           BP SMALL CAP VALUE FUND II
                            BP LONG/SHORT EQUITY FUND
                             BP LARGE CAP VALUE FUND
                              BP MID CAP VALUE FUND
                              BP ALL-CAP VALUE FUND
                            WPG SMALL CAP VALUE FUND
                            WPG LARGE CAP GROWTH FUND
                               WPG CORE BOND FUND


Each Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 2007) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2007, the following dividends and distributions were paid by each of the Funds:
                                                                LONG-TERM
                                         ORDINARY INCOME      CAPITAL GAINS
                                         -----------------   ----------------
BP Small Cap Value Fund II ..........       $4,530,319         $46,909,219
BP Long/Short Equity Fund ...........        6,233,765           4,763,531
BP Large Cap Value Fund .............        2,389,261           3,184,618
BP Mid Cap Value Fund ...............        1,915,207           8,377,338
BP All-Cap Value Fund ...............          327,477           1,181,563
WPG Small Cap Value Fund ............        2,051,274           3,054,007
WPG Large Cap Growth Fund ...........          650,613           1,120,050
WPG Core Bond Fund ..................        7,347,355                  --

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

The percentage of total ordinary income dividends paid qualifying for the 15% dividend income tax rate for each Fund is as follows:

                  BP Small Cap Value Fund II ................        50%
                  BP Long/Short Equity Fund .................        31%
                  BP Large Cap Value Fund ...................        45%
                  BP Mid Cap Value Fund .....................        20%
                  BP All-Cap Value Fund .....................        69%
                  WPG Small Cap Value Fund ..................        23%
                  WPG Large Cap Growth Fund .................        41%
                  WPG Core Bond Fund ........................        --%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

                  BP Small Cap Value Fund II ................        66%
                  BP Long/Short Equity Fund .................        31%
                  BP Large Cap Value Fund ...................        45%
                  BP Mid Cap Value Fund .....................        22%
                  BP All-Cap Value Fund .....................        73%
                  WPG Small Cap Value Fund ..................        24%
                  WPG Large Cap Growth Fund .................        41%
                  WPG Core Bond Fund ........................        --%

For WPG Core Bond Fund, 93% of total ordinary dividends paid represent Qualified Interest Income for non-U.S. resident shareholders.

These amounts were reported to shareholders as income in 2006. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2007. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2008.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.


                                                         ANNUAL REPORT 2007 | 85

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
OTHER INFORMATION (unaudited)
================================================================================


PROXY VOTING

     Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(888) 261-4073 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

     The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

SPECIAL MEETING OF SHAREHOLDERS

     The RBB Fund, Inc., on behalf of the Robeco WPG Large Cap Growth Fund (the "Fund"), convened a Special Meeting of Shareholders of the Fund on August 31, 2007 (the "Meeting"). At the Meeting, the Fund's shareholders voted to approve changes to certain fundamental investment limitations for the Fund. The results of the voting were as follows:

            ROBECO                        NUMBER OF VOTES                  NUMBER OF VOTES
     WGP LARGE CAP GROWTH                     FOR THE                        AGAINST THE
             FUND                            RESOLUTION                       RESOLUTION                     ABSTAINED
----------------------------------------------------------------------------------------------------------------------
(A) Limitation on issuer concentration         396,843                         51,629                         14,289
(B) Limitation on industry concentration       396,592                         50,921                         15,247
(C) Limitation on lending                      393,584                         54,637                         14,540
(D) Limitation on borrowing,
    pledging and issuance of
    senior securities                          390,531                         55,990                         16,240

     Accordingly, the changes to fundamental investment limitations were approved by the Fund's shareholders. As a result of the approval of fundamental investment limitation (D) above, effective September 4, 2007, the Fund implemented a 130/30 investment strategy and changed its name to the Robeco WPG 130/30 Large Cap Core Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     As required by the 1940 Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreements between Robeco Investment Management, Inc. (the "Adviser") and the Company. Robeco Investment Management, Inc., with respect to Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small Cap Value Fund (f/k/a WPG Tudor
Fund), Robeco WPG Large Cap Growth Fund and Robeco WPG Core Bond Fund (each a "Fund" and together, the "Funds") (the "Advisory Agreements") at a meeting of the Board held on May 24, 2007. At the Meeting, the Board approved the Advisory Agreements for an additional one-year term. The Board's decision to approve the Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreements, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreements, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from the Adviser mailed in advance of the meeting that addressed most, if not all, of the factors listed below. The Adviser also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser's


86 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
OTHER INFORMATION (unaudited) (continued)
================================================================================


services provided to the Funds; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) the Adviser's investment philosophies and processes; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser's current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) the Adviser's compliance procedures; (viii) the Adviser's financial information, insurance coverage and profitability analyses related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to each Fund; (x) a report prepared by Lipper, Inc. ("Lipper") comparing each Fund's management fee and total expense ratio to those of its Lipper peer group median and comparing each Fund's performance to that of its Lipper peer group median; (xi) the Funds' contractual management fees in comparison to the fees the Adviser charges for managing assets pursuant to a strategy similar to that of a Fund for its other clients; (xii) a report comparing the performance of each Fund to the performance of its benchmark. No one factor was determinative in the Board's consideration of the Advisory Agreements.

     The Directors then met in executive session with counsel to discuss and consider information presented in connection with the continuation of the Advisory Agreements as well as the Directors' responsibilities and duties in approving the Advisory Agreements.

     The Directors began with an evaluation of the BP Large Cap Value Fund, considering that both the contractual management fees and actual management fees for both the Investor Class and Institutional Class were lower than the Lipper peer group median. The Directors reviewed the advisory fees charged by the Adviser to manage other clients' assets in a similar strategy as that of the Fund and found the fees to be comparable to the advisory fees charged to the Fund. The Directors examined the total expense ratios, including Rule 12b-1 fees and shareholder servicing fees, for both Classes of the Fund, noting that both classes were slightly lower than the Lipper peer group medians. The Directors then noted that the Adviser agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2007 to limit the total annual operating expenses of the Fund's Institutional Class and Investor Class to 0.75% and 1.00%, respectively. Next, the Director's evaluated the performance of the Fund. For the one, two, three, four and five-year periods ended March 31, 2007, both classes of the Fund performed better than the medians of both the Lipper peer group and universe. The Fund also outperformed its benchmark, the S&P 500(R) Index, for the one, three and five-year periods ended March 31, 2007.

     Next, the Directors evaluated the BP Mid Cap Value Fund, considering that the contractual management fee for the Investor Class was at the median of the Lipper peer group, while the contractual management fee for the Institutional Class was slightly above the Lipper peer group. The Directors noted that actual management fees for both Classes were below the median of the Lipper peer group. The Directors reviewed the advisory fees charged by the Adviser to manage other clients' assets in a similar strategy as that of the Fund and found the fees to be comparable to the advisory fees charged to the fund. The Directors examined the total expense ratios, including Rule 12b-1 fees and shareholder servicing fees, for both Classes of the Fund, noting Investor Class was at the median for its peers while the Institutional Class was lower than the median for its peers. The Directors then noted that the Adviser agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2007 to limit the total annual operating expenses of the Fund's Institutional Class and Investor Class to 1.00% and 1.25%, respectively. Next, the Directors evaluated the performance of the Fund. The Investor Class of the Fund was above the median performance of its peers for the one, two, three, and four-year periods ended March 31, 2007 and was at the median of its peers for the five-year period. The Institutional Class of the Fund was above or at the median performance of its peers for the one, two, and three-year periods ended March 31, 2007 and was slightly below the median performance of its peer group for the four and five-year periods. The Directors noted that the Fund lagged its benchmark, the Russell Mid Cap Value Index for the one, three and five-year periods ended March 31, 2007. The Directors considered and assessed the reasons that the contractual management fee for the Institutional Class of the Fund was slightly higher than the Lipper peer group median and that the performance of the Fund lagged its peer group and benchmark.

     The Directors continued by evaluating the BP Small Cap Value Fund II, considering that the contractual management fees and actual management fees for both the Investor Class and Institutional Class were higher than the medians of the respective Lipper peer groups. The Directors reviewed the advisory fees charged by the Adviser to manage other clients' assets in a similar strategy as that of the Fund and found the fees to be comparable in comparison to the fees charged to the Fund. The Directors examined the total expense ratios, including Rule 12b-1 fees and shareholder servicing fees, for both Classes of the Fund, noting that each Class had the highest expense ratio of its peer group. The Directors then noted that


                                                         ANNUAL REPORT 2007 | 87

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
OTHER INFORMATION (unaudited) (continued)
================================================================================


the Adviser agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2007 to limit the total annual operating expenses of the Fund's Institutional Class and Investor Class to 1.55% and 1.80%, respectively. The Directors then evaluated the performance of the Fund. The Investor Class of the Fund was below the median performance of its Lipper peer group for the two, three, four and five-year periods ended March 31, 2007, and was above the median of its Lipper peer group for the one-year period. The Institutional Class of the Fund was below the median performance of its peers for the three and five-year periods ended March 31, 2007, and was above the median of its peers for the one, two and four-year periods. The Directors noted that both Classes underperformed the Fund's benchmark, the Russell 2000(R) Value Index, for the one, three and five-year periods ended March 31, 2007 by outperformed its benchmark year-to-date. The Directors considered and assessed the reasons for the higher advisory fees and total expense ratios and mixed performance.

     The Directors next evaluated the BP All-Cap Value Fund, considering that the contractual management fees for the Investor Class were slightly lower than the median of the Lipper peer group while contractual management fees for the Institutional Class were slightly higher than the median of the Lipper peer group. The Directors evaluated the actual management fees for both the Investor Class and Institutional Class, noting that the Adviser was currently waiving its advisory fees. The Directors reviewed the advisory fees charged by the Adviser to manage other clients' assets in a similar strategy as that of the Fund and found the fees to be lower in comparison to the fees charged to the Fund. The Directors examined the total expense ratios, including Rule 12b-1 fees and shareholder servicing fees, for both Classes of the Fund, noting the expense ratio for the Investor Class was at the median for its Lipper peer group, while the expense ratio for the Institutional Class was slightly higher. The Directors then noted that the Adviser agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2007 to limit the Fund's total annual operating expenses of the Institutional Class and Investors Class to 0.95% and 1.20%, respectively. The Directors then evaluated the performance of the Fund. The Investor Class of the Fund exceeded the median performance of its Lipper peer group for the one, two, three and four-year periods ended March 31, 2007. The Institutional Class of the Fund was above the median performance of its peers for the three and four-year periods ended March 31, 2007 and was below the median performance of its peer group for the one and three-year periods. The Directors noted that the performance for both classes of the Fund was below that of its benchmark, the Russell 3000(R) Value Index, for the one and three-year periods ended March 31, 2007 but was above that of the benchmark for the period since inception. The Directors considered and assessed the contractual management fees and total expenses for the Classes as well as the Fund's underperformance.

     The Directors then evaluated the BP Long/Short Equity Fund, considering that the contractual management fees and actual management fees for both the Investor Class and Institutional Class were considerably higher than the medians of the Lipper peer groups. The Directors reviewed the advisory fees charged by the Adviser to manage other clients' assets noting that the fees for the Fund were slightly higher than other funds or accounts managed by the Adviser due to the complexity of the Fund. The Directors examined the total expense ratios, including Rule 12b-1 fees and shareholder servicing fees, for both Classes of the Fund, noting each Class was significantly higher than the median of its peers. The Directors then evaluated the performance of the Fund. The Directors noted that the Adviser agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2007 to limit the Fund's annual total annual operating expenses of the Institutional Class and Investor Class to 2.50% and 2.75%, respectively. Both Classes of the Fund exceeded the median performance of its Lipper peer group and universe for the one, two, three, four and five-year periods ended March 31, 2007. The Fund also outperformed its benchmark, the S&P 500(R), for the one, three and five-year periods ended March 31, 2007. The Directors considered and assessed the reasons for the higher contractual management fees for both Classes of the Fund as well as the higher total expense ratios.

     The Directors continued by evaluating the WPG Small Cap Value Fund, considering that the contractual management fees for the Institutional Class were slightly lower than the median of the Fund's Lipper peer group while the actual management fees for the Institutional Class ranked slightly above the median of the Lipper peer group. The Directors reviewed the advisory fees charged by the Adviser to manage other clients' asses in a similar strategy as that of the Fund and found the fees to be higher in comparison to the fees charge to the Fund. The Directors examined the total expense ratio, including Rule 12b-1 fees and shareholder servicing fees, of the Fund, noting the Institutional Class was slightly higher than the median for its peers. The Directors then noted that the Adviser agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2007 to limit the total annual operating expenses of the Fund's Institutional Class to 1.70%. Next, the Directors evaluated the performance of the Fund. The Institutional Class of the Fund was below the median


88 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
OTHER INFORMATION (unaudited) (concluded)
================================================================================


performance of its Lipper peer for the two and three-year periods ended March 31, 2007 and was above the median performance of its peer group for the one, four and five-year periods. The Directors noted that the Fund lagged its benchmark, the Russell 2000(R) Value Index, for the three and five-year periods ended March 31, 2007 and significantly outperformed its benchmark for the one-year period ended March 31, 2007. The Directors considered and assessed the reasons for the mixed performance of the Fund relative to its peer group and benchmark.

     The Directors next evaluated the WPG Core Bond Fund, considering that the contractual management fees and the actual management fees for the Institutional, Investor and Retirement Classes were at or lower than the median of their Lipper peer group. The Directors reviewed the advisory fees charged by the Adviser to manage other clients' assets in a similar strategy as that of the Fund and found the fees to be slightly lower in comparison to the fees charged to the Fund. The Directors examined the total expense ratio, including Rule 12b-1 fees and shareholder servicing fees of the Fund, noting that the expense ratio for each Class was lower than the median for its peer group. The Directors then noted that the Adviser agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2007 to limit the total annual operating expenses of the Institutional Class, Investor Class and Retirement Class to 0.43%, 0.68% and 0.53%, respectively. Next, the Directors evaluated the performance of the Fund. The Institutional Class of the Fund was at or above the median performance of its Lipper peer group for the one, three, four and five-year periods ended March 31, 2007, but fell below the median of its Lipper peer group for the two-year period ended March 31, 2007. The performance of the each class of the Fund lagged its benchmark, the Lehman Brothers Aggregate Index, for the one-year period ended March 31, 2007, while the performance of the Institutional Class lagged the benchmark for the three-year period and performed above the benchmark for the five-year period ended March 31, 2007. The Directors considered and assessed the reasons for the lagging short-term performance of the Fund relative to its benchmark.

     The Directors then concluded that the nature, extent and quality of services provided by the Adviser in advising the Funds was satisfactory; the profits earned by the Adviser seemed reasonable; and the benefits derived by the Adviser from managing the Funds, including their use of soft dollars and methods for selecting brokers, seemed reasonable. The Directors discussed and considered any economies of scale realized by each Fund as a result of asset growth.

     Based on all of the information presented to the Board and its consideration of relevant factors, the Board, and separately the Independent Directors, concluded that the advisory fee structure was reasonable for each Fund and determined that the AdviserAdvisory Agreements with respect to the Funds should be continued for another one-year period ending August 16, 2008.


                                                         ANNUAL REPORT 2007 | 89

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
FUND MANAGEMENT (unaudited)
================================================================================


     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The Statement of Additional Information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (888) 261-4073.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                              TERM OF OFFICE                                  PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS       OVERSEEN BY          HELD BY
                                                                                                DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky            Director        1988 to present      Since 1969, Director and         16      Comcast Corporation;
Comcast Corporation                                               Vice Chairman, Comcast                   AMDOCS Limited (service
1500 Market Street,                                               Corporation (cable                       provider to
35th Floor                                                        television and                           telecommunications
Philadelphia, PA 19102                                            communications);                         companies)
DOB: 7/16/33                                                      Director, NDS Group PLC
                                                                  (provider of systems and
                                                                  applications for digital
                                                                  pay TV).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano         Director        Since 2006           Consultant, financial            16      Kalmar Pooled Investment
103 Bellevue Parkway                                              services organizations                   Trust; WT Mutual Fund;
Wilmington, DE 19809                                              from 1997 to present.                    Independence Blue Cross;
DOB: 3/7/43                                                                                                IntriCon Corporation
                                                                                                           (industrial furnaces and
                                                                                                           ovens)
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay             Director        1988 to present      Since 2000, Vice                 16      None
Fox Chase Cancer Center                                           President, Fox Chase
333 Cottman Avenue                                                Cancer Center (biomedical
Philadelphia, PA 19111                                            research and medical
DOB: 12/6/35                                                      care).
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman           Chairman        2005 to present      Director, Gabelli Group          16      None
106 Pierrepont Street                                             Capital Partners, L.P.
Brooklyn, NY 11201           Director        1991 to present      (an investment
DOB: 5/21/48                                                      partnership) from
                                                                  2000-2006.
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent              Director        Since 2006           Dean and Professor of            16      WT Mutual Fund
Villanova University                                              Law, Villanova University                (registered investment
School of Law                                                     School of Law since July                 company); NYSE
299 North Spring Mill Road                                        1997.                                    Regulation, Inc.;
Villanova, PA 19085                                                                                        Financial Industry
DOB: 4/28/51                                                                                               Regulatory Authority
                                                                                                           (FINRA)
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.


90 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
FUND MANAGEMENT (unaudited) (continued)
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                              TERM OF OFFICE                                  PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS       OVERSEEN BY          HELD BY
                                                                                                DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg          Director        1991 to present      Since 1974, Chairman,            16      Moyco Technologies,
Moyco Technologies, Inc.                                          Director and President,                  Inc.
200 Commerce Drive                                                Moyco Technologies, Inc.
Montgomeryville, PA 18936                                         (manufacturer of
DOB: 3/24/34                                                      precision coated and
                                                                  industrial abrasives).
                                                                  Since 1999, Director,
                                                                  Pennsylvania Business
                                                                  Bank.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere          Director        Since 2006           Member, New York                 16      Reid and Tang Group
300 East 57th Street                                              State Assembly                           (asset management);
New York, NY 10022                                                (1981- 2004);                            The Sparx Japan
DOB: 3/28/41                                                      Founding Partner,                        Funds Group
                                                                  Straniere Law Firm                       (registered
                                                                  (1980 to date);                          investment company)
                                                                  Partner,
                                                                  Kanter-Davidoff (law
                                                                  firm) (2006  to date).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.


                                                         ANNUAL REPORT 2007 | 91

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
FUNDMANAGEMENT (unaudited) (continued)
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF OFFICE                                    PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)     FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS        OVERSEEN BY          HELD BY
                                                                                                 DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky              Director       1991 to present      Since July 2002,                 16      Kensington Funds
Oppenheimer & Company, Inc.                                       Senior Vice                              (registered
200 Park Avenue                                                   President and prior                      investment company)
New York, NY 10166                                                thereto, Executive
DOB: 4/16/38                                                      Vice President of
                                                                  Oppenheimer & Co.,
                                                                  Inc., formerly
                                                                  Fahnestock & Co.,
                                                                  Inc. (a registered
                                                                  broker-dealer).
                                                                  Since November 2004,
                                                                  Director of
                                                                  Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall           Director        2002 to present      Director of PFPC                 16      Cornerstone Bank
103 Bellevue Parkway                                              Inc. from January
Wilmington, DE 19809                                              1987 to April 2002,
DOB: 9/25/38                                                      Chairman and Chief
                                                                  Executive Officer of
                                                                  PFPC Inc. until
                                                                  April 2002,
                                                                  Executive Vice
                                                                  President of PNC
                                                                  Bank, National
                                                                  Association from
                                                                  October 1981 to
                                                                  April 2002, Director
                                                                  of PFPC
                                                                  International Ltd.
                                                                  (financial services)
                                                                  from August 1993 to
                                                                  April 2002, Director
                                                                  of PFPC
                                                                  International
                                                                  (Cayman) Ltd.
                                                                  (financial services)
                                                                  from September 1996
                                                                  to April 2002;
                                                                  Governor of the
                                                                  Investment Company
                                                                  Institute
                                                                  (investment company
                                                                  industry trade
                                                                  organization) from
                                                                  July 1996 to January
                                                                  2002; Director of
                                                                  PNC Asset
                                                                  Management, Inc.
                                                                  (investment
                                                                  advisory) from
                                                                  September 1994 to
                                                                  March 1998; Director
                                                                  of PNC National Bank
                                                                  from October 1995 to
                                                                  November 1997;
                                                                  Director of Haydon
                                                                  Bolts, Inc. (bolt
                                                                  manufacturer) and
                                                                  Parkway Real Estate
                                                                  Company (sub
                                                                  sidiary of Haydon
                                                                  Bolts, Inc.) since
                                                                  1984; and Director
                                                                  of Cornerstone Bank
                                                                  since March 2004.
------------------------------------------------------------------------------------------------------------------------------------


* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc., and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.


92 | ANNUAL REPORT 2007

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


================================================================================
FUND MANAGEMENT (unaudited) (concluded)
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                              TERM OF OFFICE                                        PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND           TIME SERVED          DURING PAST 5 YEARS             OVERSEEN BY         HELD BY
                                                                                                       DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                 President      1991 to present and   Certified Public                     N/A            N/A
103 Bellevue Parkway               and         1988 to present       Accountant; Vice
Wilmington, DE 19809            Treasurer                            Chairman of the
DOB: 6/29/24                                                         Board, Fox Chase
                                                                     Cancer Center;
                                                                     Trustee Emeritus,
                                                                     Pennsylvania School
                                                                     for the Deaf;
                                                                     Trustee Emeritus,
                                                                     Immaculata
                                                                     University; Managing
                                                                     General Partner,
                                                                     President since
                                                                     2002, Treasurer
                                                                     since 1981 and Chief
                                                                     Compliance Officer
                                                                     since September 2004
                                                                     of Chestnut Street
                                                                     Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Rogers                  Secretary    2007 to present        Since 2005, Vice                     N/A            N/A
301 Bellevue Parkway                                                 President and
2nd Floor                                                            Counsel, PFPC Inc.
Wilmington, DE 19809                                                 (financial services
DOB: 7/28/74                                                         company); Associate,
                                                                     Stradley, Ronon,
                                                                     Stevens & Young, LLC
                                                                     (law firm) from 1999
                                                                     to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA        Chief     Since 2004             President, Vigilant                  N/A            N/A
Vigilant Compliance Services     Compliance                          Compliance Services
186 Dundee Drive, Suite 700        Officer                           since 2004; Senior
Williamstown, NJ 08094                                               Legal Counsel, PFPC
DOB: 12/25/62                                                        Inc. from 2002 to
                                                                     2004; Chief Legal
                                                                     Counsel, Corviant
                                                                     Corporation
                                                                     (Investment Adviser,
                                                                     Broker-Dealer and
                                                                     Service Provider to
                                                                     Investment Advisers
                                                                     and Separate
                                                                     Accountant
                                                                     Providers) from 2001
                                                                     to 2002.
------------------------------------------------------------------------------------------------------------------------------------


                                                         ANNUAL REPORT 2007 | 93

                               INVESTMENT ADVISERS
                        ---------------------------------
                        Robeco Investment Management Inc.
                                909 Third Avenue
                               New York, NY 10022


                                  ADMINISTRATOR
                               ------------------
                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809


                                 TRANSFER AGENT
                             -----------------------
                            PFPC Inc.101 Sabin Street
                               Pawtucket, RI 02860


                                    PRINCIPAL
                                   UNDERWRITER
                           --------------------------
                      PFPC Distributors, Inc.760 Moore Road
                            King of Prussia, PA 19406






                                   CUSTODIANS
                             -----------------------
                               PFPC Trust Company
                               8800 Tinicum Blvd.
                                    Suite 200
                             Philadelphia, PA 19153


                                 Mellon Trust of
                                New England N.A.
                                One Boston Place
                                Boston, MA 02108


                          INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM
               ---------------------------------------------------
                                Ernst & Young LLP
                               Two Commerce Square
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103


                                     COUNSEL
                          ----------------------------
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                           Philadelphia, PA 19103-6996

                                    ---------
                                       THE
                                    SCHNEIDER
                                      FUNDS
                                    ---------

                              OF THE RBB FUND, INC.


                              SCHNEIDER VALUE FUND


                         SCHNEIDER SMALL CAP VALUE FUND


                                 ---------------
                                     ANNUAL
                                     REPORT
                                 AUGUST 31, 2007
                                 ---------------



[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
SCHNEIDER CAPITAL MANAGEMENT



This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

                               THE SCHNEIDER FUNDS
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2007
                                   (UNAUDITED)



Dear Fellow Shareholder:

     We are pleased to provide you with the annual report for the Schneider Funds for the fiscal year ended August 31, 2007.

     Although U.S. equities delivered healthy returns overall, performance was uneven as a strong start eventually faded toward a weak finish during the summer months. Growth-style stocks were the performance leaders after spending more than six years as an also-ran to their value counterparts.

     Investor confidence was tested at first by stresses that emerged in early 2007 with subprime mortgage lenders. This ill wind turned out to be just a preview of the major storm that hit during the summer. The subprime-induced turmoil spread more broadly throughout the credit markets, precipitating fears of a more severe housing downturn with spillover effects on consumer spending and the broader economy. As liquidity dried up in the private mortgage markets and credit tightened in other sectors, the equity market slumped and many financial and housing-related stocks took a severe tumble.

     We continue to believe that the steep housing recession and tight credit conditions will lead to a softening U.S. economy that could slow sharply before it eventually bottoms out. Consumer spending is likely to weaken considerably as many individuals painfully adjust to a period of no more housing appreciation, higher payments as their adjustable mortgages reset, and reduced availability of credit. The housing "piggybank" is no longer open for business.

     In times like this (which seem to occur with uncomfortable regularity), it can be tempting to fixate on how bad things can get. As long-term value investors, we resist the urge to retreat, but instead search for opportunities in stocks that have been unduly punished by excessive pessimism, short-term thinking or emotional overreaction. Periods of disruption and stress usually open up pockets of opportunity for the disciplined value investor who is patient and not faint of heart.

     It continues to be a challenging environment to find purchase candidates that meet our stringent dual investment criteria: stocks that possess cheap valuations where we also can foresee fundamentals improving from sub-trend levels. However, the summer turmoil did open up select opportunities for new investments, particularly for the Schneider Small Cap Value Fund.

     There were no wholesale changes during the summer in the Funds' strategy or positioning. Years of experience in active value investing ensure that we will be disciplined and faithful to the investment approach that has contributed to our long-term success.

     We appreciate your support and continued confidence in our firm and our time-proven investment process.



     /s/ Arnold C. Schneider III
    ------------------------------------------
     Arnold C. Schneider III, CFA
     Portfolio Manager
     Schneider Capital Management

                               THE SCHNEIDER FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2007
                                   (UNAUDITED)



SCHNEIDER VALUE FUND - INVESTMENT REVIEW

     The Value Fund produced favorable results during the fiscal year ended August 31, 2007, returning 14.88% versus 12.86% for the Russell 1000 Value Index. We are particularly pleased that the Fund's longer-term performance has exceeded the benchmark (see table on page 3).

     Several large holdings continued their performance leadership and made an outsized contribution to returns. Long-time investment Reliant Energy soared 90% during the fiscal year. Attention was focused on the upside potential from improving margins in the company's key wholesale power markets and greater financial flexibility from its stronger balance sheet.

     Truck and engine manufacturer Navistar International motored to a 144% return during the period. Investors gained confidence that the company would benefit from the next upswing in the truck cycle and that the firm could come within reach of its ambitious 2009 financial goals.

     Weakness in a few mortgage and housing-related names had a negative impact on performance. The Fund continues to maintain a position in these stressed sectors since we believe they offer long-term value and promising return potential for the patient investor.

     We purchased Freddie Mac and increased our investment in Fannie Mae during the year. We believe these firms represent strong franchises that should be net beneficiaries from the turbulence in the credit markets. As mortgage originators continue to tighten underwriting standards, Fannie's and Freddie's credit guarantees and portfolio investing businesses stand to benefit from the transition of the mortgage market in favor of more traditional products.

     The Fund's positioning is not substantially changed from a year ago, with both offensive and defensive plays in the mix. Investments outside the financial sector in areas such as transportation, technology and coal mining have the potential to deliver profit growth barring a recession. Many depressed financials are classic value stocks that offer inexpensive valuations, very low investor expectations, and the prospect for an earnings recovery.




------------------------
THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO MOST RECENT MONTH-END, PLEASE CALL 1-888-520-3277.

The Funds are actively managed on a daily basis, and the securities mentioned herein may not be representative of current or future portfolio composition. For more specific information about Fund holdings, please refer to the Portfolio of Investments section in this report.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Unmanaged indices are not available for direct investment and do not incur expenses or sales charges.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                           AUGUST 31, 2007 (UNAUDITED)


             Comparison of Change in Value of $10,000 Investment in
              Schneider Value Fund vs. Russell 1000(R) Value Index



[GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


              Schneider Value Fund          Russell 1000(R) Value Index
              --------------------          ---------------------------
  9/30/02           $10,000                           $10,000
 10/31/02            10,660                            10,620
 11/30/02            11,950                            11,289
 12/31/02            11,237                            10,798
  1/31/03            10,636                            10,537
  2/28/03            10,566                            10,256
  3/31/03            10,796                            10,273
  4/30/03            11,638                            11,178
  5/31/03            13,042                            11,899
  6/30/03            13,252                            12,048
  7/31/03            13,984                            12,228
  8/31/03            14,846                            12,418
  9/30/03            14,495                            12,297
 10/31/03            15,628                            13,049
 11/30/03            16,430                            13,226
 12/31/03            17,738                            14,042
  1/31/04            18,397                            14,289
  2/29/04            18,929                            14,595
  3/31/04            18,950                            14,467
  4/30/04            18,438                            14,114
  5/31/04            19,044                            14,258
  6/30/04            19,775                            14,594
  7/31/04            19,023                            14,389
  8/31/04            19,034                            14,594
  9/30/04            19,431                            14,820
 10/31/04            19,713                            15,066
 11/30/04            21,290                            15,828
 12/31/04            22,123                            16,358
  1/31/05            21,305                            16,067
  2/28/05            21,769                            16,599
  3/31/05            21,647                            16,372
  4/30/05            20,354                            16,079
  5/31/05            21,481                            16,466
  6/30/05            22,067                            16,646
  7/31/05            22,897                            17,127
  8/31/05            22,720                            17,053
  9/30/05            22,742                            17,292
 10/31/05            21,913                            16,852
 11/30/05            22,576                            17,404
 12/31/05            23,102                            17,510
  1/31/06            23,495                            18,189
  2/28/06            23,900                            18,300
  3/31/06            24,530                            18,547
  4/30/06            25,542                            19,018
  5/31/06            24,971                            18,537
  6/30/06            25,054                            18,656
  7/31/06            24,435                            19,109
  8/31/06            25,185                            19,428
  9/30/06            26,006                            19,815
 10/31/06            26,887                            20,463
 11/30/06            28,160                            20,929
 12/31/06            28,494                            21,400
  1/31/07            29,094                            21,674
  2/28/07            28,969                            21,336
  3/31/07            29,332                            21,667
  4/30/07            31,070                            22,468
  5/31/07            32,996                            23,279
  6/30/07            32,346                            22,735
  7/31/07            30,157                            21,684
  8/31/07            28,932                            21,927


The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 30, 2002 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 1000(R) Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.


--------------------------------------------------------------------------------
               Total Returns For the Period Ended August 31, 2007

                                                   AVERAGE ANNUAL
                                                   ---------------
                                        ONE             SINCE
                                       YEAR           INCEPTION*
                                      ------         ------------

  SCHNEIDER VALUE                     14.88%            24.11%
  RUSSELL (1000)(R) VALUE INDEX       12.86%            17.30%
  * Inception date: 9/30/02
--------------------------------------------------------------------------------


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. SCHNEIDER CAPITAL MANAGEMENT CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS ADVISORY FEE AND REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, AS NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION, AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO WAIVER OR REIMBURSEMENT OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE FUND HAS EXPERIENCED RELATIVELY HIGH PERFORMANCE WHICH MAY NOT BE REPEATED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-520-3277. THE FUND'S GROSS ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, IS 1.27%.

The Fund's aggregate total return since inception is based on an increase in net asset value from $10.00 per share on September 30, 2002 (inception) to $23.13 per share on August 31, 2007, adjusted for dividends and distributions totaling $4.50 per share paid from net investment income and realized gains.

Portfolio composition is subject to change.

                               THE SCHNEIDER FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2007
                                   (UNAUDITED)


SCHNEIDER SMALL CAP VALUE FUND - INVESTMENT REVIEW

     The Small Cap Value Fund delivered sub-par performance for the fiscal year ended August 31, 2007, returning 0.72% versus 6.65% for the Russell 2000 Value Index. Since inception, the Fund has produced excellent long-term results relative to the benchmark (see table on page 5).

     Despite this temporary setback, we continue to confidently apply our rigorous investment approach to the very best of our abilities and with our full energy.

     The Fund owned a diverse group of industrial and consumer stocks that contributed favorably to performance during the year. Unfortunately, our successes were overwhelmed by the startling decline in two of the Fund's holdings in the financial sector: American Home Mortgage Investment Corp. and Luminent Mortgage Capital Inc. Both positions were liquidated prior to the end of the fiscal year.

     During July, the turmoil that was originally confined to subprime suddenly engulfed the entire private secondary mortgage market. This panicky environment choked off access to funding and disrupted the operations of a number of solid businesses that were not involved in subprime lending or investment activities, including American Home Mortgage and Luminent.

     The Fund holds a diverse mix of stocks that we believe offer long-term value. Investments in cyclical sectors such as transportation and semiconductors hold the potential for margin improvement and some top-line growth so long as we avoid a recession. Many depressed financials are classic deep value stocks that offer inexpensive valuations, very low investor expectations, and could shine in a weak economic climate that requires the Fed to continue to lower short-term rates.




---------------
THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO MOST RECENT MONTH-END, PLEASE CALL 1-888-520-3277.

The Funds are actively managed on a daily basis, and the securities mentioned herein may not be representative of current or future portfolio composition. For more specific information about Fund holdings, please refer to the Portfolio of Investments section in this report.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Unmanaged indices are not available for direct investment and do not incur expenses or sales charges.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONCLUDED)
                           AUGUST 31, 2007 (UNAUDITED)


             Comparison of Change in Value of $10,000 Investment in Schneider Small Cap Value Fund vs. Russell 2000(R) Value Index


[GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


         Schneider Small Cap Value Fund       Russell 2000(R) Value Index
         ------------------------------       ---------------------------
09/02/98             $10,000                            $10,000
09/30/98              10,000                             10,363
10/31/98              11,930                             10,670
11/30/98              12,410                             10,959
12/31/98              12,471                             11,303
01/31/99              13,786                             11,046
02/28/99              12,531                             10,292
03/31/99              13,007                             10,207
04/30/99              15,222                             11,139
05/31/99              16,233                             11,481
06/30/99              18,044                             11,897
07/31/99              18,731                             11,615
08/31/99              18,246                             11,190
09/30/99              17,518                             10,966
10/31/99              16,759                             10,747
11/30/99              17,457                             10,803
12/31/99              18,341                             11,134
01/31/00              17,833                             10,843
02/29/00              18,069                             11,506
03/31/00              19,392                             11,560
04/30/00              19,392                             11,628
05/31/00              19,770                             11,451
06/30/00              19,841                             11,786
07/31/00              19,734                             12,178
08/31/00              20,750                             12,723
09/30/00              20,845                             12,651
10/31/00              20,490                             12,606
11/30/00              19,416                             12,349
12/31/00              21,495                             13,676
01/31/01              24,178                             14,053
02/28/01              23,127                             14,034
03/31/01              22,034                             13,808
04/30/01              23,326                             14,448
05/31/01              24,547                             14,820
06/30/01              25,101                             15,416
07/31/01              24,874                             15,070
08/31/01              24,888                             15,018
09/30/01              20,856                             13,360
10/31/01              21,864                             13,709
11/30/01              23,951                             14,694
12/31/01              25,657                             15,594
01/31/02              25,477                             15,801
02/28/02              25,432                             15,897
03/31/02              28,415                             17,088
04/30/02              29,389                             17,689
05/31/02              29,089                             17,104
06/30/02              27,785                             16,725
07/31/02              22,825                             14,240
08/31/02              22,210                             14,177
 9/30/02              19,767                             13,164
10/31/02              19,887                             13,362
11/30/02              23,484                             14,429
12/31/02              21,848                             13,812
 1/31/03              20,912                             13,423
 2/28/03              20,293                             12,972
 3/31/03              20,127                             13,111
 4/30/03              23,011                             14,356
 5/31/03              26,665                             15,822
 6/30/03              27,314                             16,090
 7/31/03              30,469                             16,892
 8/31/03              34,003                             17,534
 9/30/03              33,202                             17,333
10/31/03              38,366                             18,746
11/30/03              42,292                             19,466
12/31/03              45,017                             20,170
 1/31/04              46,405                             20,867
 2/29/04              47,518                             21,271
 3/31/04              47,743                             21,565
 4/30/04              46,114                             20,450
 5/31/04              46,388                             20,697
 6/30/04              48,985                             21,748
 7/31/04              47,340                             20,748
 8/31/04              46,921                             20,952
 9/30/04              48,469                             21,781
10/31/04              48,582                             22,119
11/30/04              54,082                             24,081
12/31/04              57,277                             24,657
 1/31/05              54,010                             23,702
 2/28/05              56,088                             24,174
 3/31/05              54,851                             23,676
 4/30/05              50,420                             22,454
 5/31/05              54,010                             23,824
 6/30/05              56,980                             24,877
 7/31/05              62,104                             26,293
 8/31/05              61,732                             25,688
 9/30/05              62,128                             25,644
10/31/05              60,223                             25,001
11/30/05              62,079                             26,016
12/31/05              62,904                             25,815
 1/31/06              66,116                             27,950
 2/28/06              67,752                             27,947
 3/31/06              71,933                             29,300
 4/30/06              72,418                             29,379
 5/31/06              68,812                             28,163
 6/30/06              68,176                             28,509
 7/31/06              65,328                             28,113
 8/31/06              66,540                             28,954
 9/30/06              68,509                             29,237
10/31/06              71,449                             30,725
11/30/06              75,660                             31,601
12/31/06              76,162                             31,876
 1/31/07              78,905                             32,354
 2/28/07              79,116                             31,956
 3/31/07              80,909                             32,343
 4/30/07              82,456                             32,679
 5/31/07              86,359                             33,879
 6/30/07              82,913                             33,089
 7/31/07              71,415                             30,273
 8/31/07              67,020                             30,879




The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 2, 1998 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000(R) Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.



--------------------------------------------------------------------------------
               Total Returns For the Period Ended August 31, 2007

                                                          AVERAGE ANNUAL
                                                      ----------------------
                                                                    SINCE
                                           ONE YEAR   FIVE YEARS  INCEPTION*
                                           --------   ----------  ----------

  SCHNEIDER SMALL CAP VALUE                    0.72%     24.72%     23.55%
  RUSSELL 2000(R) VALUE INDEX                  6.65%     16.85%     13.35%
  * Inception date: 9/2/98
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. SCHNEIDER CAPITAL MANAGEMENT CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS ADVISORY FEE AND REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, AS NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION, AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO WAIVER OR REIMBURSEMENT OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE FUND HAS EXPERIENCED RELATIVELY HIGH PERFORMANCE WHICH MAY NOT BE REPEATED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-520-3277. THE FUND'S GROSS ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, IS 1.56%.

The Fund's annualized total return since inception is based on an increase in net asset value from $10.00 per share on September 2, 1998 (inception) to $19.06 per share on August 31, 2007, adjusted for dividends and distributions totaling $28.41 per share paid from net investment income and realized gains.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Portfolio composition is subject to change.

                          SCHNEIDER CAPITAL MANAGEMENT

                              FUND EXPENSE EXAMPLES
                                  (UNAUDITED)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2007 through August 31, 2007, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          SCHNEIDER CAPITAL MANAGEMENT

                        FUND EXPENSE EXAMPLES (CONCLUDED)
                                  (UNAUDITED)


                                                                    SCHNEIDER VALUE FUND
                                          ---------------------------------------------------------------------------
                                           BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE        EXPENSES PAID
                                                MARCH 1, 2007              AUGUST 31, 2007           DURING PERIOD*
                                          -------------------------     ----------------------      ----------------
  Actual                                          $1,000.00                   $  998.70                 $4.28
  Hypothetical (5% return before expenses)         1,000.00                    1,020.87                  4.34


                                                               SCHNEIDER SMALL CAP VALUE FUND
                                          ---------------------------------------------------------------------------
                                           BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE        EXPENSES PAID
                                                MARCH 1, 2007              AUGUST 31, 2007           DURING PERIOD*
                                          -------------------------     ----------------------      ----------------
  Actual                                          $1,000.00                   $  847.10                 $5.12
  Hypothetical (5% return before expenses)         1,000.00                    1,019.59                  5.62

* Expenses are equal to an annualized expense ratio of 0.85% for the Schneider Value Fund and 1.10% for the Schneider Small Cap Value Fund, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The Fund's ending account values on the first line in each table are based on the actual six-month total return for each Fund of -0.13% for the Schneider Value Fund and -15.29% for the Schneider Small Cap Value Fund.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2007



                                                    % OF NET
                                                     ASSETS         VALUE
                                                    --------     ------------
Domestic Common Stocks:
   Thrifts & Mortgage Finance ...............          13.9%     $ 50,798,076
   Oil, Gas & Consumable Fuels ..............          11.5        42,048,313
   Machinery ................................           7.8        28,470,613
   Insurance ................................           7.1        25,929,071
   Real Estate Investment Trusts ............           6.1        22,207,421
   Electric Utilities .......................           4.8        17,388,891
   Media ....................................           4.2        15,505,339
   Diversified Financial Services ...........           4.2        15,203,184
   Computers & Peripherals ..................           3.9        14,101,072
   Household Durables .......................           3.6        13,094,945
   Electronic Equipment &
     Instruments ............................           3.5        12,948,251
   Aerospace & Defense ......................           3.2        11,584,581
   Health Care Providers & Service ..........           2.3         8,400,594
   Semiconductors ...........................           1.4         5,303,441
   Health Care Equipment &
     Supplies ...............................           1.3         4,639,944
   IT Services ..............................           1.0         3,753,102
   Food Products ............................           1.0         3,686,005
   Road & Rail ..............................           1.0         3,671,550
   Wireless Telecommunication
     Services ...............................           1.0         3,479,390
   Hotels Restaurants & Leisure.. ...........           0.9         3,136,592
   Communication Equipment ..................           0.8         2,990,404
   Chemicals ................................           0.7         2,700,820
   Auto Components ..........................           0.6         2,144,468
   Specialty Retail .........................           0.3           976,932
Temporary Investment ........................          10.2        37,312,478
Exchange Traded Fund ........................           2.5         8,909,790
Canadian Common Stocks ......................           2.0         7,393,874
Preferred Stocks ............................           0.1           186,030
Liabilities In Excess Of Other Assets .......          (0.9)       (3,172,387)
                                                      ------     ------------
NET ASSETS ..................................         100.0%     $364,792,784
                                                      ======     ============



    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2007


                                                    % OF NET
                                                     ASSETS         VALUE
                                                    --------     ------------
Domestic Common Stocks:
   Semiconductors ...........................           8.0%     $  8,130,489
   Thrifts & Mortgage Finance ...............           6.9         6,995,475
   Real Estate Investment Trusts. ...........           6.2         6,294,437
   Aerospace & Defense ......................           5.7         5,763,247
   Machinery ................................           5.7         5,716,710
   Commercial Banks .........................           5.2         5,229,776
   Commercial Services & Supplies ...........           4.4         4,395,378
   Insurance ................................           4.3         4,348,180
   Household Durables .......................           3.5         3,584,981
   Real Estate Management &
     Development ............................           3.2         3,231,295
   Software .................................           3.0         3,015,825
   Oil, Gas & Consumable Fuels ..............           2.9         2,884,250
   Internet Software & Services.. ...........           2.8         2,853,378
   Automobiles ..............................           2.8         2,837,008
   Electronic Equipment &
     Instruments ............................           2.5         2,545,278
   Health Care Equipment &
     Supplies ...............................           2.3         2,289,972
   Auto Components ..........................           1.9         1,958,297
   Distributors .............................           1.9         1,919,762
   Specialty Retail .........................           1.8         1,799,139
   Airlines .................................           1.6         1,569,406
   Metals & Mining ..........................           1.5         1,474,316
   Electric Utilities .......................           1.4         1,433,662
   Biotechnology ............................           1.4         1,392,927
   Marine ...................................           1.3         1,331,491
   Diversified Consumer Services. ...........           1.1         1,155,381
   Road & Rail ..............................           1.0         1,049,339
   Leisure Equipment & Products.. ...........           1.0         1,049,048
   Pharmaceuticals ..........................           1.0         1,021,536
   Textiles, Apparel & Luxury Goods .........           0.9           920,033
   Transportation Infrastructure. ...........           0.8           758,084
   Health Care Providers & Service ..........           0.6           570,629
   Building Products ........................           0.4           445,136
   Media ....................................           0.3           308,424
   IT Services ..............................           0.3           298,562


                                                    % OF NET
                                                     ASSETS         VALUE
                                                    --------     ------------
   Hotels Restaurants & Leisure.. ...........           0.2%     $    209,664
   Paper & Forest Products ..................           0.2           197,341
   Construction & Engineering ...............           0.1            90,742
   Computers & Peripherals ..................           0.1            57,255
   Food Products ............................           0.0            34,231
Temporary Investment ........................           7.3         7,404,782
Exchange Traded Fund ........................           2.2         2,225,637
Mexican Common Stocks:
   Media ....................................           0.0             7,413
   Wireless Telecommunication
     Services ...............................           0.0                 7
Other Assets In Excess Of Liabilities .......           0.3           254,076
                                                      ------     ------------
NET ASSETS ..................................         100.0%     $101,051,999
                                                      ======     ============




    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2007


                                                         SHARES        VALUE
                                                        --------   ------------
DOMESTIC COMMON STOCKS -- 86.1%
AEROSPACE & DEFENSE -- 3.2%
Boeing Co. (The) .................................        64,575   $  6,244,403
Goodrich Corp. ...................................        84,550      5,340,178
                                                                   ------------
                                                                     11,584,581
                                                                   ------------
AUTO COMPONENTS -- 0.6%
Visteon Corp.* ...................................       398,600      2,144,468
                                                                   ------------
CHEMICALS -- 0.7%
Cytec Industries, Inc. ...........................        40,675      2,700,820
                                                                   ------------
COMMUNICATION EQUIPMENT -- 0.8%
Motorola, Inc. ...................................       176,425      2,990,404
                                                                   ------------
COMPUTERS & PERIPHERALS -- 3.9%
Dell, Inc.* ......................................       499,153     14,101,072
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES -- 4.2%
Citigroup, Inc. ..................................       324,300     15,203,184
                                                                   ------------
ELECTRIC UTILITIES -- 4.8%
Reliant Energy, Inc.* ............................       681,650     17,388,891
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.5%
AU Optronics Corp. - ADR .........................       719,701     10,572,412
Celestica, Inc.* .................................       397,963      2,375,839
                                                                   ------------
                                                                     12,948,251
                                                                   ------------
FOOD PRODUCTS -- 1.0%
Smithfield Foods, Inc.* ..........................        19,650        643,145
Tyson Foods, Inc. ................................       141,200      3,042,860
                                                                   ------------
                                                                      3,686,005
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.3%
Boston Scientific Corp.* .........................       227,325      2,916,580
Covidien, Ltd.* ..................................        43,268      1,723,364
                                                                   ------------
                                                                      4,639,944
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICE -- 2.3%
Omnicare, Inc. ...................................       257,450      8,400,594
                                                                   ------------
HOTELS RESTAURANTS & LEISURE -- 0.9%
Carnival Corp. ...................................        68,800      3,136,592
                                                                   ------------


                                                         SHARES        VALUE
                                                        --------   ------------
HOUSEHOLD DURABLES -- 3.6%
Centex Corp. .....................................       278,555   $  8,053,025
Pulte Homes, Inc. ................................       303,000      5,041,920
                                                                   ------------
                                                                     13,094,945
                                                                   ------------
INSURANCE -- 7.1%
First American Corp. .............................       154,975      6,482,604
Genworth Financial, Inc., Class A. ...............       288,750      8,367,975
MBIA, Inc. .......................................        82,475      4,948,500
RenaissanceRe Holdings, Ltd. .....................        71,475      4,094,088
Unum Group .......................................        83,200      2,035,904
                                                                   ------------
                                                                     25,929,071
                                                                   ------------
IT SERVICES -- 1.0%
BearingPoint, Inc.* ..............................       639,370      3,753,102
                                                                   ------------
MACHINERY -- 7.8%
AGCO Corp.* ......................................       178,385      7,706,232
Navistar International Corp.* ....................       370,925     20,764,381
                                                                   ------------
                                                                     28,470,613
                                                                   ------------
MEDIA -- 4.2%
Liberty Media Holding Corp. - Capital,
   Series A* .....................................        64,631      7,044,132
XM Satellite Radio Holdings, Inc.* ...............       678,525      8,461,207
                                                                   ------------
                                                                     15,505,339
                                                                   ------------
OIL, GAS & CONSUMABLE FUELS -- 11.5%
Arch Coal, Inc. ..................................       487,050     14,363,104
Cameco Corp. .....................................       115,925      4,681,052
CONSOL Energy, Inc. ..............................       452,900     18,061,652
Massey Energy Co. ................................       238,193      4,942,505
                                                                   ------------
                                                                     42,048,313
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS -- 6.1%
Annaly Capital Management, Inc. ..................     1,457,788     20,540,233
iStar Financial, Inc. ............................        37,800      1,383,480
Redwood Trust, Inc. ..............................         7,600        283,708
                                                                   ------------
                                                                     22,207,421
                                                                   ------------
ROAD & RAIL -- 1.0%
CSX Corp. ........................................        89,550      3,671,550
                                                                   ------------



    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2007


                                                         SHARES        VALUE
                                                        --------   ------------
SEMICONDUCTORS -- 1.4%
International Rectifier Corp.* ...................       154,125   $  5,303,441
                                                                   ------------
SPECIALTY RETAIL -- 0.3%
Chico's Fas, Inc.* ...............................         2,800         44,744
Staples, Inc. ....................................        39,250        932,188
                                                                   ------------
                                                                        976,932
                                                                   ------------
THRIFTS & MORTGAGE FINANCE -- 13.9%
Countrywide Financial Corp. ......................       648,700     12,876,695
Fannie Mae .......................................       332,625     21,823,526
Freddie Mac ......................................       174,150     10,729,382
Radian Group, Inc. ...............................       281,125      4,959,045
Washington Mutual, Inc. ..........................        11,150        409,428
                                                                   ------------
                                                                     50,798,076
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
Sprint Nextel Corp. ..............................       183,900      3,479,390
                                                                   ------------
   TOTAL DOMESTIC COMMON STOCKS
      (Cost $309,563,813) ........................                  314,162,999
                                                                   ------------

CANADIAN COMMON STOCKS -- 2.0%
AEROSPACE & DEFENSE -- 2.0%
Bombardier, Inc., Class B* .......................     1,261,550      7,393,874
                                                                   ------------
   TOTAL CANADIAN COMMON STOCK
      (Cost $4,297,425) ..........................                    7,393,874
                                                                   ------------

PREFERRED STOCKS -- 0.1%
AUTOMOBILES -- 0.1%
General Motors Corp., Series B
   5.25%, 03/06/32 ...............................            10        186,030
                                                                   ------------
   TOTAL PREFERRED STOCKS
      (Cost $183,607) ............................                      186,030
                                                                   ------------


                                                         SHARES        VALUE
                                                        --------   ------------
EXCHANGE TRADED FUND -- 2.5%
FINANCE -- 2.5%
iShares Russell 1000 Value Index
   Fund ..........................................       106,500   $  8,909,790
                                                                   ------------
   TOTAL EXCHANGE TRADED FUND
      (Cost $8,723,861) ..........................                    8,909,790
                                                                   ------------

TEMPORARY INVESTMENT -- 10.2%
PNC Bank Money Market Account
   4.46%, 09/04/07 ...............................    37,312,478     37,312,478
                                                                   ------------
   TOTAL TEMPORARY INVESTMENT
      (Cost $37,312,478) .........................                   37,312,478
                                                                   ------------
   TOTAL INVESTMENTS -- 100.9%
      (Cost $360,081,184) ........................                  367,965,171
                                                                   ------------
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (0.9)% ..............................                   (3,172,387)
                                                                   ------------
NET ASSETS -- 100.0% .............................                 $364,792,784
                                                                   ============

-------------
* Non-income producing.
ADR -- American Depository Receipt.




    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2007


                                                         SHARES        VALUE
                                                        --------   ------------
DOMESTIC COMMON STOCKS -- 90.2%
AEROSPACE & DEFENSE -- 5.7%
AAR Corp.* .......................................       111,205   $  3,491,837
Curtiss-Wright Corp. .............................        27,375      1,248,300
Triumph Group, Inc. ..............................        13,975      1,023,110
                                                                   ------------
                                                                      5,763,247
                                                                   ------------
AIRLINES -- 1.6%
AirTran Holdings, Inc.* ..........................       149,325      1,569,406
                                                                   ------------
AUTO COMPONENTS -- 1.9%
American Axle & Manufacturing
   Holdings, Inc. ................................        83,975      1,958,297
                                                                   ------------
AUTOMOBILES -- 2.8%
Fleetwood Enterprises, Inc.* .....................       304,400      2,837,008
                                                                   ------------
BIOTECHNOLOGY -- 1.4%
Angiotech Pharmaceuticals, Inc.*.. ...............         2,100         12,348
Human Genome Sciences, Inc.* .....................       149,900      1,380,579
                                                                   ------------
                                                                      1,392,927
                                                                   ------------
BUILDING PRODUCTS -- 0.4%
Griffon Corp.* ...................................        28,425        445,136
                                                                   ------------
COMMERCIAL BANKS -- 5.2%
First BanCorp ....................................       374,475      3,763,474
W. Holding Co., Inc. .............................       626,625      1,466,302
                                                                   ------------
                                                                      5,229,776
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES -- 4.4%
Administaff, Inc. ................................        24,975        861,637
Hudson Highland Group, Inc.* .....................       252,050      3,533,741
                                                                   ------------
                                                                      4,395,378
                                                                   ------------
COMPUTERS & PERIPHERALS -- 0.1%
Xyratex Ltd.* ....................................         2,750         57,255
                                                                   ------------
CONSTRUCTION & ENGINEERING -- 0.1%
Integrated Electrical Services, Inc.* ............         3,884         90,742
                                                                   ------------
DISTRIBUTORS -- 1.9%
Building Materials Holding Corp. .................       122,525      1,813,370
Source Interlink Companies, Inc.*. ...............        25,575        106,392
                                                                   ------------
                                                                      1,919,762
                                                                   ------------


                                                         SHARES        VALUE
                                                        --------   ------------
DIVERSIFIED CONSUMER SERVICES -- 1.1%
Corinthian Colleges, Inc.* .......................        82,175   $  1,155,381
                                                                   ------------
ELECTRIC UTILITIES -- 1.4%
Reliant Energy, Inc.* ............................        56,200      1,433,662
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.5%
Celestica, Inc.* .................................       225,100      1,343,847
Insight Enterprises, Inc.* .......................        43,175      1,024,111
Mercury Computer Systems, Inc.* ..................        15,500        177,320
                                                                   ------------
                                                                      2,545,278
                                                                   ------------
FOOD PRODUCTS -- 0.0%
Interstate Bakeries Corp.* .......................        30,293         34,231
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.3%
American Medical Systems
   Holdings, Inc* ................................        95,400      1,755,360
Orthofix International NV* .......................        11,175        534,612
                                                                   ------------
                                                                      2,289,972
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICE -- 0.6%
Matria Healthcare, Inc.* .........................        19,575        498,379
Pharmerica Corp.* ................................         4,075         72,250
                                                                   ------------
                                                                        570,629
                                                                   ------------
HOTELS RESTAURANTS & LEISURE -- 0.2%
Triarc Companies, Inc., Class A ..................        13,650        209,664
                                                                   ------------
HOUSEHOLD DURABLES -- 3.5%
Furniture Brands International, Inc. .............        10,225        116,361
KB Home ..........................................       114,325      3,468,620
                                                                   ------------
                                                                      3,584,981
                                                                   ------------
INSURANCE -- 4.3%
Landamerica Financial Group, Inc.. ...............        21,175      1,172,883
ProAssurance Corp.* ..............................        40,606      2,135,064
Ram Holdings Ltd.* ...............................       111,374      1,040,233
                                                                   ------------
                                                                      4,348,180
                                                                   ------------
INTERNET SOFTWARE & SERVICES -- 2.8%
Internet Capital Group, Inc.* ....................       181,050      2,056,728
Openwave Systems, Inc. ...........................       176,250        796,650
                                                                   ------------
                                                                      2,853,378
                                                                   ------------


    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2007


                                                         SHARES        VALUE
                                                        --------   ------------
IT SERVICES -- 0.3%
Ness Technologies, Inc.* .........................        26,825   $    298,562
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS -- 1.0%
MarineMax, Inc.* .................................        57,200      1,049,048
                                                                   ------------
MACHINERY -- 5.7%
AGCO Corp.* ......................................        23,825      1,029,240
Navistar International Corp.* ....................        81,525      4,563,769
Wabash National Corp. ............................         9,450        123,701
                                                                   ------------
                                                                      5,716,710
                                                                   ------------
MARINE -- 1.3%
Alexander & Baldwin, Inc. ........................        25,650      1,331,491
                                                                   ------------
MEDIA -- 0.3%
Scholastic Corp.* ................................         9,050        308,424
                                                                   ------------
METALS & MINING -- 1.5%
Golden Star Resources Ltd.* ......................       477,125      1,474,316
                                                                   ------------
OIL, GAS & CONSUMABLE FUELS -- 2.9%
Massey Energy Co. ................................       139,000      2,884,250
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.2%
Neenah Paper, Inc. ...............................         3,125        108,406
Norbord, Inc. ....................................        12,250         88,935
                                                                   ------------
                                                                        197,341
                                                                   ------------
PHARMACEUTICALS -- 1.0%
Salix Pharmaceuticals Ltd.* ......................        88,675      1,021,536
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS -- 6.2%
Anworth Mortgage Asset Corp. .....................       838,025      4,508,574
Arbor Realty Trust, Inc. .........................        14,975        299,800
iStar Financial, Inc. ............................        15,725        575,535
Maguire Properties, Inc. .........................        24,150        628,141
U-Store-It Trust .................................        20,825        282,387
                                                                   ------------
                                                                      6,294,437
                                                                   ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 3.2%
MI Developments, Inc., Class A ...................        59,950      1,894,420
Thomas Properties Group, Inc. ....................       104,525      1,336,875
                                                                   ------------
                                                                      3,231,295
                                                                   ------------


                                                         SHARES        VALUE
                                                        --------   ------------
ROAD & RAIL -- 1.0%
Genesee & Wyoming, Inc.* .........................        38,325   $  1,049,339
                                                                   ------------
SEMICONDUCTORS -- 8.0%
Advanced Energy Industries, Inc.*. ...............           150          2,435
Alliance Semiconductor Corp. .....................       207,475        477,193
ASM International N.V ............................       106,675      2,907,960
Axcelis Technologies, Inc.* ......................       170,875        804,821
BE Semiconductor Industries N.V.*. ...............       352,268      2,233,062
Qimonda AG* ......................................        15,925        212,758
Silicon Storage Technology, Inc.*. ...............       330,600      1,031,472
ZiLOG, Inc.* .....................................       122,550        460,788
                                                                   ------------
                                                                      8,130,489
                                                                   ------------
SOFTWARE -- 3.0%
Take-Two Interactive Software, Inc.* .............       188,725      3,015,825
                                                                   ------------
SPECIALTY RETAIL -- 1.8%
AC Moore Arts & Crafts, Inc.* ....................        36,150        675,643
Christopher & Banks Corp. ........................        29,225        353,038
Haverty Furniture Companies, Inc.. ...............         9,775        104,788
Sonic Automotive, Inc., Class A ..................         2,250         59,850
Stein Mart, Inc. .................................        69,000        605,820
                                                                   ------------
                                                                      1,799,139
                                                                   ------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.9%
Barry (R.G.) Corp.* ..............................       100,550        920,033
                                                                   ------------
THRIFTS & MORTGAGE FINANCE -- 6.9%
First Niagara Financial Group, Inc. ..............        93,175      1,316,563
FirstFed Financial Corp.* ........................        49,850      2,504,962
Flagstar Bancorp, Inc. ...........................        35,000        430,500
PMI Group, Inc. (The) ............................        61,700      1,954,656
Provident Financial Services, Inc. ...............         7,300        122,640
Washington Federal, Inc. .........................        25,100        666,154
                                                                   ------------
                                                                      6,995,475
                                                                   ------------
TRANSPORTATION INFRASTRUCTURE -- 0.8%
Aegean Marine Petroleum
   Network, Inc. .................................        34,225        758,084
                                                                   ------------
   TOTAL DOMESTIC COMMON STOCKS
      (Cost $88,685,424) .........................                   91,160,084
                                                                   ------------


    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2007


                                                         SHARES        VALUE
                                                        --------   ------------
MEXICAN COMMON STOCKS -- 0.0%
MEDIA -- 0.0%
TV Azteca, S.A. de C.V ...........................        12,400   $      7,413
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.0%
Grupo Iusacell SA de CV* .........................             1              7
                                                                   ------------
   TOTAL MEXICAN COMMON STOCKS
      (Cost $5,129) ..............................                        7,420
                                                                   ------------

EXCHANGE TRADED FUND -- 2.2%
FINANCE -- 2.2%
iShares Russell 2000 Value Index
   Fund ..........................................        29,025      2,225,637
                                                                   ------------
   TOTAL EXCHANGE TRADED FUND
      (Cost $2,218,698) ..........................                    2,225,637
                                                                   ------------

TEMPORARY INVESTMENT -- 7.3%
PNC Bank Money Market Account
   4.46%, 09/04/07 ...............................         7,405      7,404,782
                                                                   ------------
   TOTAL TEMPORARY INVESTMENT
      (Cost $7,404,782) ..........................                    7,404,782
                                                                   ------------
TOTAL INVESTMENTS -- 99.7%
   (Cost $98,314,033) ............................                  100,797,923
                                                                   ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.3% ...........................                      254,076
                                                                   ------------
NET ASSETS -- 100.0% .............................                 $101,051,999
                                                                   ============

-------------
* Non-income producing.




    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2007


                                                                                       SCHNEIDER            SCHNEIDER
                                                                                       VALUE FUND     SMALL CAP VALUE FUND
                                                                                     --------------   --------------------
ASSETS
  Investment securities at value (cost -- $360,081,184 and
     $98,314,033, respectively) ................................................      $367,965,171        $100,797,923
  Receivable for investments sold ..............................................           226,192             596,397
  Receivable for capital shares sold ...........................................           509,670              10,000
  Dividends and interest receivable ............................................           309,273              70,775
  Prepaid expenses and other assets ............................................            49,261              18,138
                                                                                      ------------        ------------
     Total Assets ..............................................................       369,059,567         101,493,233
                                                                                      ------------        ------------
LIABILITIES
  Payable for investments purchased ............................................         2,705,520             304,647
  Payable to the Investment Adviser ............................................           205,775              55,410
  Payable for capital shares redeemed ..........................................         1,229,110                  --
  Accrued expenses payable and other liabilities ...............................           126,378              81,177
                                                                                      ------------        ------------
     Total Liabilities .........................................................         4,266,783             441,234
                                                                                      ------------        ------------
NET ASSETS
  Capital stock, $0.001 par value ..............................................      $     15,770        $      5,303
  Additional paid-in capital ...................................................       344,386,961         100,261,195
  Undistributed net investment income ..........................................         1,903,773           1,550,169
  Accumulated net realized gain (loss) from investments and foreign exchange
     transactions ..............................................................        10,602,293          (3,249,003)
  Net unrealized appreciation on foreign exchange transactions .................                --                 445
  Net unrealized appreciation on investments ...................................         7,883,987           2,483,890
                                                                                      ------------        ------------
  Net assets applicable to shares outstanding ..................................      $364,792,784        $101,051,999
                                                                                      ============        ============
Shares outstanding .............................................................        15,769,491           5,302,682
                                                                                      ============        ============
Net asset value, offering and redemption price per share .......................      $      23.13        $      19.06
                                                                                      ============        ============




    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                            STATEMENTS OF OPERATIONS

                                                                                        SCHNEIDER           SCHNEIDER
                                                                                        VALUE FUND     SMALL CAP VALUE FUND
                                                                                     ---------------   --------------------
                                                                                         FOR THE              FOR THE
                                                                                        YEAR ENDED           YEAR ENDED
                                                                                     AUGUST 31, 2007      AUGUST 31, 2007
                                                                                     ---------------      ---------------
INVESTMENT INCOME
  Dividends* ...................................................................       $ 4,646,038          $ 3,543,369
  Interest .....................................................................             3,153               10,816
                                                                                       -----------          -----------
     Total investment income ...................................................         4,649,191            3,554,185
                                                                                       -----------          -----------
EXPENSES
  Advisory fees ................................................................         2,005,831            1,200,714
  Administration services fees .................................................           429,821              180,107
  Administration and accounting fees ...........................................           400,184              182,886
  Transfer agent fees ..........................................................            79,001               39,001
  Custodian fees ...............................................................            78,816               45,991
  Directors' and officer's fees ................................................            72,380               43,409
  Professional fees ............................................................            63,000               45,911
  Registration and filing fees .................................................            46,159               21,064
  Printing and shareholder reporting fees ......................................            36,600               31,498
  Other expenses ...............................................................             9,265                8,478
                                                                                       -----------          -----------
     Total expenses before waivers .............................................         3,221,057            1,799,059
  Less: waivers ................................................................          (785,405)            (478,273)
                                                                                       -----------          -----------
  Net expenses after waivers ...................................................         2,435,652            1,320,786
                                                                                       -----------          -----------
Net investment income ..........................................................         2,213,539            2,233,399
                                                                                       -----------          -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain/(loss) from:
     Investments ...............................................................        14,261,911              519,595
     Foreign currency transactions .............................................               559               (3,233)
  Net change in unrealized appreciation (depreciation) on:
     Investments ...............................................................        (1,724,233)          (2,038,501)
     Foreign currency transactions .............................................               (66)                  14
                                                                                       -----------          -----------
  Net realized and unrealized gain/(loss) from investments and foreign
     currency transactions .....................................................        12,538,171           (1,522,125)
                                                                                       -----------          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................       $14,751,710          $   711,274
                                                                                       ===========          ===========

------------------
*Net of foreign withholding taxes of $11,528 and $30,376, for the Value Fund and Small Cap Value Fund, respectively.


    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      SCHNEIDER
                                                                                                     VALUE FUND
                                                                                         ----------------------------------
                                                                                             FOR THE           FOR THE
                                                                                           YEAR ENDED         YEAR ENDED
                                                                                         AUGUST 31, 2007    AUGUST 31, 2006
                                                                                         ---------------    ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income........................................................           $  2,213,539       $    556,972
   Net realized gain from investments and foreign currency transactions.........             14,262,470          7,473,955
   Net change in unrealized appreciation/(depreciation) on investments and
     foreign currency transactions..............................................             (1,724,299)           559,672
                                                                                           ------------       ------------
   Net increase in net assets resulting from operations ........................             14,751,710          8,590,599
                                                                                           ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .......................................................               (736,868)          (252,120)
   Net realized capital gains ..................................................             (9,518,612)        (4,199,642)
                                                                                           ------------       ------------
     Total dividends and distributions to shareholders .........................            (10,255,480)        (4,451,762)
                                                                                           ------------       ------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS (SEE NOTE 4) ....            221,008,583         74,002,970
                                                                                           ------------       ------------
     Total increase in net assets ..............................................            225,504,813         78,141,807

NET ASSETS
   Beginning of year ...........................................................            139,287,971         61,146,164
                                                                                           ------------       ------------
   End of year* ................................................................           $364,792,784       $139,287,971
                                                                                           ============       ============

--------------
* Includes undistributed net investment income of $1,903,773 and $464,908 for the fiscal years ended August 31, 2007 and 2006, respectively.


    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      SCHNEIDER
                                                                                                SMALL CAP VALUE FUND
                                                                                         ----------------------------------
                                                                                             FOR THE            FOR THE
                                                                                           YEAR ENDED         YEAR ENDED
                                                                                         AUGUST 31, 2007    AUGUST 31, 2006
                                                                                         ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income .......................................................           $  2,233,399       $    245,826
   Net realized gain from investments and foreign currency transactions, if any.                516,362         14,842,122
   Net change in unrealized appreciation/(depreciation) on investments and
     foreign currency transactions, if any .....................................             (2,038,487)        (9,646,598)
                                                                                           ------------       ------------
   Net increase in net assets resulting from operations ........................                711,274          5,441,350
                                                                                           ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .......................................................               (925,644)                --
   Net realized capital gains ..................................................            (15,428,129)        (9,923,966)
                                                                                           ------------       ------------
     Total dividends and distributions to shareholders .........................            (16,353,773)        (9,923,966)
                                                                                           ------------       ------------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS
   (SEE NOTE 4) ................................................................             11,602,727         54,411,324
                                                                                           ------------       ------------
     Total increase/(decrease) in net assets ...................................             (4,039,772)        49,928,708

NET ASSETS
   Beginning of year ...........................................................            105,091,771         55,163,063
                                                                                           ------------       ------------
   End of year* ................................................................           $101,051,999       $105,091,771
                                                                                           ============       ============

--------------
* Includes undistributed net investment income of $1,550,169 and $245,647 for the fiscal years ended August 31, 2007 and 2006, respectively.




    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                          FOR THE YEARS ENDED AUGUST 31,                         FOR THE PERIOD
                                                -------------------------------------------------------       SEPTEMBER 30, 2002*
                                                   2007           2006           2005           2004        THROUGH AUGUST 31, 2003
                                                ----------     ----------     ----------     ----------    -------------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period.......       $ 21.16        $ 20.55        $ 18.22        $ 14.81              $ 10.00
Net investment income......................          0.14           0.10           0.07           0.04                 0.07
Net realized and unrealized gain
   from investments and foreign currency
   transactions............................          2.99           1.99           3.40           4.05                 4.77
                                                  -------        -------        -------        -------              -------
Net increase in net assets resulting from
   operations..............................          3.13           2.09           3.47           4.09                 4.84
                                                  -------        -------        -------        -------              -------
Dividends and distributions to
   shareholders from:
Net investment income......................         (0.08)         (0.08)         (0.05)         (0.06)               (0.03)
Net realized capital gains.................         (1.08)         (1.40)         (1.09)         (0.62)                0.00
                                                  -------        -------        -------        -------              -------
Total dividends and distributions to
   shareholders............................         (1.16)         (1.48)         (1.14)         (0.68)               (0.03)
                                                  -------        -------        -------        -------              -------
Redemption fees (Note 4)+..................            --             --             --             --                   --
                                                  -------        -------        -------        -------              -------
Net asset value, end of period.............       $ 23.13        $ 21.16        $ 20.55        $ 18.22              $ 14.81
                                                  =======        =======        =======        =======              =======
Total investment return(1).................         14.88%         10.85%         19.37%         28.21%               48.46%
                                                  =======        =======        =======        =======              =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)..      $364,793       $139,288        $61,146        $38,406              $11,788
Ratio of expenses to average net assets(2).          0.85%          0.85%          0.85%          0.85%                0.85%(3)
Ratio of expenses to average net assets
   without waivers and expense
   reimbursements..........................          1.12%          1.27%          1.38%          1.96%                4.01%(3)
Ratio of net investment income to average
   net assets(2)...........................          0.77%          0.69%          0.41%          0.35%                0.72%(3)
Portfolio turnover rate....................        131.75%        104.92%         76.66%        116.60%               98.06%

------------------
*    Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
+    Amount is less than $0.01 per share.
(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(2)  Reflects waivers and reimbursements.
(3)  Annualized.



    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                           FOR THE YEARS ENDED AUGUST 31,
                                                        ----------------------------------------------------------------------
                                                           2007           2006           2005           2004           2003
                                                        ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE*
Net asset value, beginning of year...................     $ 21.96        $ 24.94        $ 29.09        $ 22.52        $ 14.82
Net investment income/(loss).........................        0.43           0.05          (0.10)         (0.13)          0.10
Net realized and unrealized gain on investments
   and foreign currency transactions.................        0.15           1.66           8.01           8.50           7.71
                                                          -------        -------        -------        -------        -------
Net increase in net assets resulting
   from operations...................................        0.58           1.71           7.91           8.37           7.81
                                                          -------        -------        -------        -------        -------
Dividends and distributions to shareholders from:
Net investment income................................       (0.20)            --             --          (0.11)         (0.03)
Net realized capital gains...........................       (3.28)         (4.69)        (12.06)         (1.69)         (0.08)
                                                          -------        -------        -------        -------        -------
Total dividends and distributions to shareholders....       (3.48)         (4.69)        (12.06)         (1.80)         (0.11)
                                                          -------        -------        -------        -------        -------
Redemption fees (Note 4)+............................          --             --             --             --             --
                                                          -------        -------        -------        -------        -------
Net asset value, end of year.........................     $ 19.06        $ 21.96        $ 24.94        $ 29.09        $ 22.52
                                                          =======        =======        =======        =======        =======
Total investment return(1)...........................        0.72%          7.79%         31.57%         37.99%         53.10%
                                                          =======        =======        =======        =======        =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)..............    $101,052       $105,092        $55,163        $48,845        $48,920
Ratio of expenses to average net assets(2)...........        1.10%          1.10%          1.10%          1.10%          1.10%
Ratio of expenses to average net assets without
   waivers and expense reimbursements................        1.50%          1.56%          1.71%          1.74%          1.85%
Ratio of net investment income to average
   net assets(2).....................................        1.81%          0.29%         (0.41)%        (0.49)%         0.53%
Portfolio turnover rate..............................       75.21%         91.45%         68.87%        110.69%         85.33%

------------------
* Calculated based on shares outstanding on the first and last day of the respective year, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
+    Amount is less than $0.01 per share.
(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestments of dividends and distributions, if any.
(2)  Reflects waivers and reimbursements.




    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2007


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Schneider Value Fund (the "Value Fund") and the Schneider Small Cap Value Fund (the "Small Cap Value Fund") (each a "Fund," collectively the "Funds"), which commenced investment operations on September 2, 1998 and September 30, 2002, respectively. As of the date hereof, each Fund offers Institutional Class shares.

     RBB has authorized capital of one hundred billion shares of common stock of which 77.873 billion shares are currently classified into one hundred and eighteen classes of Common Stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families."

     PORTFOLIO VALUATION -- Each Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (NASDAQ) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed Income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed Income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use Fair Value Pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2007


proportion to net assets). Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their average net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

     FOREIGN CURRENCY TRANSLATION -- Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. The books and records of the Funds are maintained in U.S. dollars. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     OTHER -- In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Schneider Capital Management Company ("SCM" or the "Adviser") serves as each Fund's investment adviser. For its advisory services, SCM is entitled to receive 0.70% of the Value Fund's average daily net assets and 1.00% of the Small Cap Value Fund's average daily net assets, computed daily and payable monthly.

     The Adviser contractually agreed to limit the Value Fund's and the Small Cap Value Fund's total operating expenses for the current fiscal year to the extent that such expenses exceed 1.10% and 0.85%, respectively, of the Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of other Fund expenses. For the year ended August 31, 2007, investment advisory fees and waivers of expenses were as follows:

                              GROSS ADVISORY FEES   WAIVERS    NET ADVISORY FEES
                              ------------------- -----------  -----------------
Schneider Value Fund             $2,005,831        $(447,913)    $1,557,918
Schneider Small Cap Value Fund    1,200,714         (315,180)       885,534

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2007

     The Funds will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Funds. For providing administration and accounting services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of each Fund's average daily net assets, subject to a minimum monthly fee of $8,333 per Fund plus out-of-pocket expenses. PFPC voluntarily agreed to waive a portion of its administration and accounting services fees for the Funds. For the year ended August 31, 2007, PFPC's administration and accounting services fees and waivers of the Funds' expenses were as follows:

                              GROSS ADMINISTRATION           NET ADMINISTRATION
                                 AND ACCOUNTING                AND ACCOUNTING
                                  SERVICES FEES     WAIVERS     SERVICES FEES
                              -------------------- --------- ------------------
Schneider Value Fund                $400,184        $    --        $400,184
Schneider Small Cap Value Fund       182,886         (7,000)        175,886

     Included in the administration and accounting services fees and expenses, shown above, are fees for providing regulatory administration services to RBB. For providing these services, PFPC is entitled to receive compensation as agreed to by the Company and PFPC. This fee is allocated to each portfolio of the Company in proportion to its net assets of the RBB Funds.


     In addition, PFPC serves as the Funds' transfer and dividend disbursing agent. For providing transfer agent services, PFPC is entitled to receive a monthly fee, subject to a minimum monthly fee of $2,000 per Fund, plus out-of-pocket expenses. For the year ended August 31, 2007, transfer agency fees for the Funds were as follows:

                                                       TRANSFER
                                                      AGENT FEES
                                                    --------------
              Schneider Value Fund                      $79,001
              Schneider Small Cap Value Fund             39,001

     For providing custodian services, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., is entitled to receive a monthly fee equal to an annual rate of 0.015% of each Fund's average daily gross assets, subject to a minimum monthly fee of $1,000 per Fund, excluding transaction changes and out-of-pocket expenses. For the year ended August 31, 2007, custodial fees for the Funds were as follows:
                                                       CUSTODIAN
                                                         FEES
                                                     ------------
              Schneider Value Fund                      $78,816
              Schneider Small Cap Value Fund             45,991

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2007


     PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., provides certain administrative services to the Funds. As compensation for such administrative services, PFPC Distributors receives a monthly fee equal to an annual rate of 0.15% of each Fund's average daily net assets. PFPC Distributors voluntarily agreed to waive a portion of its administrative services fees for the Funds. For the year ended August 31, 2007, administrative services fees and related waivers for the Funds were as follows:

                                   GROSS
                              ADMINISTRATIVE                 NET ADMINISTRATIVE
                               SERVICES FEES     WAIVERS        SERVICES FEES
                              --------------   -----------   ------------------
Schneider Value Fund             $429,821       $(337,492)         $92,329
Schneider Small Cap Value Fund    180,107        (156,093)          24,014

     As of August 31, 2007, the Value Fund and Small Cap Value Fund owed PFPC and affiliates $80,306 and $27,163, respectively, for their services.

3.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2007, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                               PURCHASES           SALES
                                            --------------     -------------
     Schneider Value Fund                    $523,798,756      $338,703,600
     Schneider Small Cap Value Fund            82,262,223        85,779,273

4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2007, each Fund has 100,000,000 shares of $0.001 par value common stock authorized. Transactions in capital shares for the respective periods were as follows:


                                                                          SCHNEIDER VALUE FUND
                                           ---------------------------------------------------------------------------------
                                               FOR THE FISCAL YEAR ENDED                       FOR THE FISCAL YEAR ENDED
                                           ---------------------------------               ---------------------------------
                                                     AUGUST 31, 2007                               AUGUST 31, 2006
                                           ---------------------------------               ---------------------------------
                                             SHARES               AMOUNT                     SHARES                AMOUNT
                                           ----------          -------------               ----------          -------------
     Sales...............................  11,605,311          $278,680,701                 4,443,203          $ 91,030,986
     Reinvestments.......................     425,249             9,755,495                   207,467             4,014,476
     Redemption Fees*....................          --               128,850                        --                14,610
     Repurchases.........................  (2,845,025)          (67,556,463)               (1,041,833)          (21,057,102)
                                           ----------          ------------                ----------          ------------
     Net increase........................   9,185,535          $221,008,583                 3,608,837          $ 74,002,970
                                           ==========          ============                ==========          ============

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2007


                                                                    SCHNEIDER SMALL CAP VALUE FUND
                                           ---------------------------------------------------------------------------------
                                               FOR THE FISCAL YEAR ENDED                       FOR THE FISCAL YEAR ENDED
                                           ---------------------------------               ---------------------------------
                                                     AUGUST 31, 2007                               AUGUST 31, 2006
                                           ---------------------------------               ---------------------------------
                                             SHARES               AMOUNT                     SHARES                AMOUNT
                                           ----------          -------------               ----------          -------------
     Sales...............................     383,516          $  8,837,271                 2,429,768          $ 52,132,162
     Reinvestments.......................     734,073            15,907,358                   465,188             9,727,086
     Redemption Fees*....................          --                25,324                        --                20,792
     Repurchases.........................    (599,605)          (13,167,226)                 (322,165)           (7,468,716)
                                           ----------          ------------                 ---------          ------------
     Net increase/(decrease).............     517,984          $ 11,602,727                 2,572,791          $ 54,411,324
                                           ==========          ============                 =========          ============

* There is a 1.00% redemption fee on shares redeemed which have been held less than 90 days in the Schneider Value Fund. There is a 1.75% redemption fee on shares redeemed which have been held less than one year in the Schneider Small Cap Value Fund. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

     As of August 31, 2007, the following shareholders held 10% or more of the outstanding shares of the Fund. These shareholders may be omnibus accounts which are comprised of many individual shareholders.

     Schneider Value Fund (1 shareholder)                10%
     Schneider Small Cap Value Fund (2 shareholders)     31%

5.   FEDERAL INCOME TAX INFORMATION

     At  August  31,  2007,   federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by the Funds were as follows:

                                                                                                        NET UNREALIZED
                                               FEDERAL TAX         UNREALIZED        UNREALIZED          APPRECIATION/
                                                  COST            APPRECIATION      DEPRECIATION         DEPRECIATION
                                              -------------      --------------    --------------      ----------------
     Schneider Value Fund                     $364,797,045        $39,743,880       $(36,575,754)        $3,168,126
     Schneider Small Cap Value Fund            100,551,998         13,052,472        (12,806,547)           245,925

     The following permanent differences as of August 31, 2007, primarily attributable to nontaxable distributions and foreign currency transactions, were reclassified to the following accounts:

                                         UNDISTRIBUTED          ACCUMULATED
                                         NET INVESTMENT         NET REALIZED
                                          INCOME (LOSS)          GAIN/(LOSS)
                                        ----------------       --------------
     Schneider Value Fund                  $(37,806)              $37,806
     Schneider Small Cap Value Fund          (3,233)                3,233

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2007


     At August 31, 2007, the components of distributable earnings on a tax basis were as follows:

                                            UNDISTRIBUTED        UNDISTRIBUTED
                                           ORDINARY INCOME      LONG-TERM GAINS
                                           ---------------      ---------------
     Schneider Value Fund                   $11,581,781            $5,640,146
     Schneider Small Cap Value Fund           1,553,402                    --

     At August 31, 2007, the Funds had no capital loss carryforwards available to offset future capital gains.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2007, there were no post-October losses incurred in the Schneider Value Fund. The Schneider Small Cap Value Fund incurred post-October capital and currency losses of $1,011,038 and $3,233, respectively.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                                      ORDINARY INCOME     LONG-TERM GAINS        TOTAL
                                                     -----------------   -----------------   -------------
     Schneider Value Fund                  2007         $3,136,316          $ 7,119,164       $10,255,480
                                           2006          1,814,478            2,637,284         4,451,762

     Schneider Small Cap Value Fund        2007         $5,629,426          $10,724,347       $16,353,773
                                           2006          1,391,355            8,532,611         9,923,966

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2007


6.   NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109." FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The Adviser has recently begun to evaluate the application of FIN 48 to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds' financial statements.

     In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the impact, if any, of the SFAS on the Funds' financial statements.

                               THE SCHNEIDER FUNDS
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE RBB FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schneider Small Cap Value Fund and Schneider Value Fund, separately managed portfolios of The RBB Fund, Inc. (the "Funds") at August 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 26, 2007

                               THE SCHNEIDER FUNDS
                                 FUND MANAGEMENT
                                   (UNAUDITED)



     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                              TERM OF OFFICE                                  PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS       OVERSEEN BY          HELD BY
                                                                                                DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Julian A. Brodsky           Director        1988 to present      Since 1969, Director and         16      Comcast Corporation;
 Comcast Corporation                                              Vice Chairman, Comcast                   AMDOCS Limited (service
 1500 Market Street,                                              Corporation (cable                       provider to
 35th Floor                                                       television and                           telecommunications
 Philadelphia, PA 19102                                           communications); Director,               companies)
 DOB: 7/16/33                                                     NDS Group PLC (provider of
                                                                  systems and applications for
                                                                  digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
 Nicholas A. Giordano        Director        2006 to present      Consultant, financial            16      Kalmar Pooled Investment
 103 Bellevue Parkway                                             services organizations                   Trust (registered
 Wilmington, DE 19809                                             from 1997 to present.                    investment company); WT
 DOB: 03/7/43                                                                                              Mutual Fund (registered
                                                                                                           investment company);
                                                                                                           Independence Blue Cross;
                                                                                                           IntriCon Corporation
                                                                                                           (industrial furnaces and
                                                                                                           ovens); Commerce Bancorp,
                                                                                                           Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Francis J. McKay            Director        1988 to present      Since 2000, Vice                 16      None
 Fox Chase Cancer Center                                          President, Fox Chase
 333 Cottman Avenue                                               Cancer Center (biomedical
 Philadelphia, PA 19111                                           research and medical care).
 DOB: 12/06/35
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE SCHNEIDER FUNDS
                           FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                              TERM OF OFFICE                                  PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS       OVERSEEN BY          HELD BY
                                                                                                DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Arnold M. Reichman          Chairman        2005 to present      Director, Gabelli Group          16      None
 106 Pierrepont Street                                            Capital Partners, L.P.
 Brooklyn, NY 11201          Director        1991 to present      (an investment partnership)
 DOB: 5/21/48                                                     from 2000 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
 Mark A. Sargent             Director        2006 to present      Dean and Professor of Law,       16      WT Mutual Fund
 Villanova University                                             Villanova University School              (registered investment
 School of Law                                                    of Law since July 1997.                  company); NYSE
 299 North Spring Mill Road                                                                                Regulation, Inc.;
 Villanova, PA 19085                                                                                       Financial Industry
 DOB: 4/28/51                                                                                              Regulatory Authority
                                                                                                           (FINRA)
------------------------------------------------------------------------------------------------------------------------------------
 Marvin E. Sternberg         Director        1991 to present      Since 1974, Chairman,            16      Moyco Technologies, Inc.
 Moyco Technologies, Inc.                                         Director and President,
 200 Commerce Drive                                               Moyco Technologies, Inc.
 Montgomeryville, PA 18936                                        (manufacturer of precision
 DOB: 3/24/34                                                     coated and industrial abrasives).
                                                                  Since 1999, Director,
                                                                  Pennsylvania Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
 Robert A. Straniere         Director        2006 to present      Member, New York State           16      Reich and Tang Group
 300 East 57th Street                                             Assembly (1981-2004); Founding           (asset management); The
 New York, NY 10022                                               Partner, Straniere Law Firm              Sparx Japan Funds  Group
 DOB: 3/28/41                                                     (1980 to date); Partner,                 (registered investment
                                                                  Kanter-Davidoff (law firm)               company)
                                                                  (2006 to date).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE SCHNEIDER FUNDS
                           FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                              TERM OF OFFICE                                  PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS       OVERSEEN BY          HELD BY
                                                                                                DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Robert Sablowsky            Director        1991 to present      Since July 2002, Senior          16      Kensington Funds
 Oppenheimer & Company, Inc.                                      Vice President and prior                 (registered investment
 200 Park Avenue                                                  thereto, Executive Vice                  company)
 New York, NY 10166                                               President of Oppenheimer
 DOB: 4/16/38                                                     & Co., Inc., formerly
                                                                  Fahnestock & Co., Inc. (a
                                                                  registered broker-dealer).
                                                                  Since November 2004, Director
                                                                  of Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
 J. Richard Carnall          Director        2002 to present      Director of PFPC Inc. from       16      Cornerstone Bank
 103 Bellevue Parkway                                             January 1987 to April 2002,
 Wilmington, DE 19809                                             Chairman and Chief Executive
 DOB: 9/25/38                                                     Officer of PFPC Inc. until
                                                                  April 2002, Executive Vice
                                                                  President of PNC Bank,
                                                                  National Association from
                                                                  October 1981 to April 2002,
                                                                  Director of PFPC International
                                                                  Ltd. (financial services) from
                                                                  August 1993 to April 2002,
                                                                  Director of PFPC International
                                                                  (Cayman) Ltd. (financial
                                                                  services) from September 1996
                                                                  to April 2002; Governor of
                                                                  the Investment Company Institute
                                                                  (investment company industry
                                                                  trade organization) from
                                                                  July 1996 to January 2002;
                                                                  Director of PNC Asset
                                                                  Management, Inc. (investment
                                                                  advisory) from September 1994
                                                                  to March 1998; Director of
                                                                  PNC National Bank from October
                                                                  1995 to November 1997; Director
                                                                  of Haydon Bolts, Inc. (bolt
                                                                  manufacturer) and Parkway Real
                                                                  Estate Company (subsidiary of
                                                                  Haydon Bolts, Inc.) since 1984;
                                                                  and Director of Cornerstone
                                                                  Bank since March 2004.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc., and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

                               THE SCHNEIDER FUNDS
                           FUND MANAGEMENT (CONCLUDED)
                                  (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                              TERM OF OFFICE                                     PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF           PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND           TIME SERVED             DURING PAST 5 YEARS       OVERSEEN BY          HELD BY
                                                                                                    DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
 Edward J. Roach                President       1991 to present and  Certified Public Accountant;     N/A               N/A
 103 Bellevue Parkway           and             1988 to present      Vice Chairman of the Board,
 Wilmington, DE 19809           Treasurer                            Fox Chase Cancer Center;
 DOB: 6/29/24                                                        Trustee Emeritus, Pennsylvania
                                                                     School for the Deaf; Trustee
                                                                     Emeritus, Immaculata
                                                                     University; Managing General
                                                                     Partner, President since 2002,
                                                                     Treasurer since 1981 and Chief
                                                                     Compliance Officer since
                                                                     September 2004 of Chestnut
                                                                     Street Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Jennifer Rogers                Secretary       2007 to present      Since 2005, Vice President and   N/A               N/A
 301 Bellevue Parkway                                                Counsel, PFPC Inc. (financial
 2nd Floor                                                           services company); Associate,
 Wilmington, DE 19809                                                Stradley, Ronon, Stevens &
 DOB: 7/28/74                                                        Young, LLC (law firm) from
                                                                     1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
 Salvatore Faia, Esquire, CPA   Chief           Since 2004           President, Vigilant Compliance   N/A               N/A
 Vigilant Compliance Services   Compliance                           Services since 2004; Senior
 186 Dundee Drive,              Officer                              Legal Counsel, PFPC Inc. from
 Suite 700                                                           2002 to 2004; Chief Legal
 Williamstown, NJ 08094                                              Counsel, Corviant Corporation
 DOB: 12/25/62                                                       (Investment Adviser, Broker-
                                                                     Dealer and Service Provider to
                                                                     Investment Advisers and
                                                                     Separate Account Providers)
                                                                     from 2001 to 2002.
------------------------------------------------------------------------------------------------------------------------------------

                               THE SCHNEIDER FUNDS
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)



     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31) as of the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2007, the following dividends and distributions per share were paid by each of the Funds:


                                                            ORDINARY INCOME
                                             --------------------------------------------
                                             NET INVESTMENT INCOME       SHORT-TERM GAINS       LONG-TERM GAINS
                                             ---------------------       ----------------       ---------------
     Schneider Value Fund                            $0.08                     $0.27                 $0.81
     Schneider Small Cap Value Fund                   0.20                      1.00                  2.28


     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 36% for the Schneider Value Fund and 18% for the Schneider Small Cap Value Fund.

     The percentage of total ordinary income dividends qualifying for the corporate dividends received deduction is 38% for the Schneider Value Fund and 17% for the Schneider Small Cap Value Fund.

     These amounts were reported to shareholders as income in 2006. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2007. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2008.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                               THE SCHNEIDER FUNDS
                                OTHER INFORMATION
                                   (UNAUDITED)



PROXY VOTING

     Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(888) 520-3277 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     As required by the 1940 Act, the Company's Board of Directors (the "Board"), including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between SCM and the Company (the "Advisory Agreement") on behalf of the Funds at a meeting of the Board held on May 24, 2007. At this meeting, the Board approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from the Adviser mailed in advance of the meeting that addressed most, if not all, of the factors listed below. The Adviser also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser's services provided to the Funds;
(ii) descriptions of the experience and qualifications of the Adviser's personnel providing those services; (iii) the Adviser's investment philosophies and processes; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser's current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) the Adviser's compliance procedures; (viii) the Adviser's financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Lipper, Inc. ("Lipper") comparing the Funds' management fees and total expense ratios to those of their respective Lipper peer group and comparing the performance of each Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark. No one factor was determinative in the Board's consideration of the Advisory Agreement.

                               THE SCHNEIDER FUNDS
                          OTHER INFORMATION (CONCLUDED)
                                   (UNAUDITED)



     The Directors then met in executive session with counsel to discuss and consider information presented in connection with the continuation of the Advisory Agreement as well as the Directors' responsibilities and duties in approving the Advisory Agreement.

     The Directors considered each Fund's gross and net advisory fees and actual total expense ratios in comparison to those of each Fund's Lipper peer group median as well as each Fund's performance in comparison to the performance of the Fund's Lipper performance universe median. The Directors also reviewed the advisory fees in comparison to the fees SCM charges for managing assets for other clients.

     The Directors began with an evaluation of the Small Cap Value Fund, considering that the contractual management fee was higher than the Lipper peer group median while the actual management fee and actual total expenses were lower than the Lipper peer group median. The Directors noted that the Fund had outperformed its Lipper peer median group for the one, two, three, four and five-year periods ended March 31, 2007. The Directors also noted that the Small Cap Value Fund was then open only to existing shareholders. The Directors reviewed the advisory fees charged by Schneider Capital to manage other clients' assets in a similar strategy as that of the Small Cap Value Fund and found the fees charged to the Small Cap Value Fund after waivers ranked very favorably compared to fees charged to separate accounts with an asset size and investment objective similar to that of the Fund. The Directors then noted that Schneider Capital agreed to waive its advisory fee and reimburse expenses of the Small Cap Value Fund through December 31, 2007 to limit the Fund's total annual operating expenses to 1.10%.

     Next, the Directors evaluated the Value Fund, considering that the contractual management fee was slightly lower than the Lipper peer group median while the actual management fee and actual total expenses after waivers were lower than the Lipper peer group median. The Value Fund had outperformed the Lipper group median for the one, two, three and four year periods ended March 31, 2007. The Directors reviewed the advisory fees charged by Schneider Capital to manage other clients' assets in a similar strategy as that of the Value Fund and found the fees charged to the Fund to be lower (after waivers) than fees charged to separate accounts with an asset size and investment objective similar to that of the Fund. The Directors then noted that Schneider Capital agreed to waive its advisory fee and reimburse expenses of the Value Fund through December 31, 2007 to limit the Fund's total annual operating expenses to 0.85%.

     The Directors, and separately, the Independent Directors, then determined that the nature, extent and quality of services provided by SCM in advising the Funds was satisfactory; the profits earned by SCM seemed reasonable; and the benefits derived by SCM from managing the Funds, including its use of soft dollars and its method for selecting brokers, seemed reasonable. The Directors discussed and considered any economies of scale realized by each Fund as a result of asset growth.

     Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the advisory fee structure was reasonable and determined that the Adviser's Advisory Agreement be continued for another one-year period ending August 16, 2008.

                               THE SCHNEIDER FUNDS
                                 PRIVACY NOTICE



THE SCHNEIDER FUNDS of The RBB Fund, Inc. (the "Funds") are committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o  Information about your transactions with the Funds.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Funds may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Funds consider your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (888) 520-3277.

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

INVESTMENT ADVISER
Schneider Capital Management
460 E. Swedesford Road
Suite 1080
Wayne, PA 19087

ADMINISTRATOR
PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

PRINCIPAL UNDERWRITER
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

================================================================================


                                      BOGLE
                                   INVESTMENT
                                   MANAGEMENT

                                    SMALL CAP
                                   GROWTH FUND

                              OF THE RBB FUND, INC.











                                  ANNUAL REPORT

                                 AUGUST 31, 2007








This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                            PRIVACY NOTICE(UNAUDITED)



The BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o    Information about your transactions with the Fund.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (877) 264-5346.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                  ANNUAL REPORT
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Fellow Shareholder:

For the fiscal year ended August 31, 2007, the Fund's Investor shares advanced +10.15% (net of fees), the Institutional shares gained +10.29%, and the unmanaged Russell 2000(R) Index of small cap stocks returned +11.37%. The Fund fell about one percentage point behind its benchmark for the period due to poor performance during the volatile month of August 2007 (discussed further below). The Fund outperformed its benchmark for all multi-year periods ending August 31, 2007, and is ahead of benchmark since inception nearly eight years ago. The
Fund's returns since inception (Investor and Institutional Classes), as reflected by the dollar value of a $10,000 investment made at the start of the Fund, compared to the same investment in the benchmark, are shown in the charts on the next two pages. The balance of this letter covers the market environment, performance attribution, Fund characteristics, our fiscal year "report card," and an update on the mutual fund business at Bogle Investment Management, L.P.

MARKET ENVIRONMENT. The U.S. equity market advanced for most of the fiscal year, save for a sharp but brief downturn in late February through early March and a difficult stretch in the summer, most notably from the middle of July through the middle of August. Kicking off the fiscal year, the Fund's benchmark Russell 2000(R) posted positive results in each month from September through January. Benchmark returns remained positive for most of February but then dropped sharply on February 27th, as a plunge in the Chinese market caused fears of a global economic slowdown. Concerns were further exacerbated by increasing trouble in the U.S. subprime mortgage market. Market volatility spiked in late-February then declined as market participants shook off their concerns. Despite ongoing mortgage-related fears, U.S. equities resumed their advance in March, April and May, against a backdrop of strong first quarter earnings announcements and robust M&A activity. Rising long-term interest rates pressured U.S. market performance in June and early July, and markets tumbled in the second half of July on fears of a global credit and liquidity crunch. Market results remained volatile into August as a liquidity crisis began to unfold. The desire for liquidity in the equity markets could be seen in rapid share turnover, as the median holding period for Russell 2000(R) stocks went from five to three months in a matter of days. This liquidity crisis, which severely hurt Fund performance, occurred entirely within the first seven trading days of August. Russell 2000(R) results were positive during this seven day period, completely masking the significant turmoil in certain segments of the market. Conditions started to stabilize on August 10th and improved further on August 17th when the Federal Reserve stepped in to ease conditions in the credit markets. For the fiscal year, small cap stocks, as measured by the Russell 2000(R) Index, advanced +11.37%, underperforming large cap stocks, as measured by the Russell 1000(R) Index, which earned +15.27%. This marked the first time in the last eight fiscal years that large caps have outperformed small caps according to Russell benchmarks. The market environment for the latest fiscal year favored growth over value, as the Russell 2000(R) Growth Index beat the Russell 2000(R) Value Index in eight out of twelve months and by nearly 10 percentage points for the fiscal period (up +16.35% versus +6.64%). Small cap basic industry and industrial stocks produced particularly robust results, and small cap technology and consumer growth stocks also outperformed the benchmark. Small cap financial and energy stocks generally lagged the overall small cap market for the fiscal period. Finally, the anti-momentum environment that we described in last year's letter persisted through November of 2006 and then shifted in December with conditions much more favorable for managers with earnings momentum exposure through most of the rest of the fiscal year. At the same time, investors appeared less concerned about relative valuation, according to our models, than at any other time since the 1999/early-2000 technology-driven equity market bubble.

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND INSTITUTIONAL CLASS(1)(2) VS. RUSSELL 2000(R)
                               INDEX (UNAUDITED)



================================================================================

             [CHART OMITTED - EDGAR REPRESENTATION OF DATA FOLLOWS]

--------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007
                              --------------------------------------------------
                                  GROWTH        ONE       FIVE        SINCE
                                OF $10,000      YEAR      YEARS     INCEPTION(3)
                                ----------      ----      -----     -----------

BOGLE INVESTMENT
  MANAGEMENT SMALL CAP
  GROWTH FUND --
  INSTITUTIONAL CLASS            $34,039       10.29%     17.23%      16.73%
RUSSELL 2000(R) INDEX            $20,471       11.37%     16.59%       9.47%
--------------------------------------------------------------------------------

         BOGLE INSTITUTIONAL SHARES           RUSSELL 2000(R)  INDEX
         --------------------------           ----------------------
9/30/99        10,000                                 10,000
10/31/99       10,325                                 10,041
11/30/99       11,350                                 10,640
12/31/99       13,016                                 11,844
1/31/00        12,583                                 11,654
2/29/00        14,825                                 13,578
3/31/00        15,100                                 12,683
4/30/00        14,691                                 11,919
5/31/00        14,258                                 11,225
6/30/00        15,933                                 12,204
7/31/00        15,758                                 11,811
8/31/00        17,425                                 12,712
9/30/00        17,116                                 12,338
10/31/00       17,091                                 11,788
11/30/00       15,221                                 10,578
12/31/00       16,506                                 11,486
1/31/01        16,851                                 12,084
2/28/01        15,850                                 11,291
3/31/01        15,074                                 10,739
4/30/01        16,644                                 11,579
5/31/01        17,196                                 11,863
6/30/01        17,549                                 12,273
7/31/01        17,385                                 11,609
8/31/01        16,834                                 11,233
9/30/01        15,186                                  9,721
10/31/01       15,954                                 10,290
11/30/01       16,601                                 11,087
12/31/01       17,368                                 11,772
1/31/02        17,670                                 11,649
2/28/02        17,282                                 11,330
3/31/02        18,515                                 12,240
4/30/02        18,903                                 12,351
5/31/02        18,144                                 11,804
6/30/02        17,523                                 11,218
7/31/02        15,178                                  9,524
8/31/02        15,376                                  9,500
9/30/02        14,212                                  8,818
10/31/02       14,358                                  9,101
11/30/02       14,902                                  9,912
12/31/02       14,315                                  9,360
1/31/03        14,212                                  9,101
2/28/03        13,824                                  8,826
3/31/03        13,858                                  8,940
4/30/03        15,135                                  9,788
5/31/03        16,696                                 10,838
6/30/03        17,239                                 11,034
7/31/03        18,670                                 11,725
8/31/03        19,585                                 12,262
9/30/03        19,395                                 12,036
10/31/03       21,396                                 13,046
11/30/03       22,465                                 13,510
12/31/03       22,732                                 13,784
1/31/04        24,224                                 14,382
2/29/04        24,224                                 14,511
3/31/04        23,991                                 14,647
4/30/04        22,534                                 13,900
5/31/04        22,706                                 14,121
6/30/04        23,707                                 14,716
7/31/04        22,275                                 13,725
8/31/04        21,551                                 13,654
9/30/04        22,913                                 14,295
10/31/04       22,739                                 14,577
11/30/04       24,494                                 15,841
12/31/04       25,199                                 16,310
1/31/05        24,341                                 15,630
2/28/05        25,304                                 15,894
3/31/05        24,532                                 15,439
4/30/05        23,378                                 14,555
5/31/05        24,827                                 15,508
6/30/05        25,628                                 16,106
7/31/05        27,440                                 17,126
8/31/05        27,440                                 16,809
9/30/05        28,079                                 16,861
10/31/05       27,834                                 16,338
11/30/05       29,603                                 17,131
12/31/05       29,581                                 17,052
1/31/06        32,640                                 18,581
2/28/06        32,762                                 18,530
3/31/06        34,209                                 19,429
4/30/06        35,265                                 19,426
5/31/06        32,429                                 18,335
6/30/06        32,073                                 18,453
7/31/06        30,315                                 17,852
8/31/06        30,860                                 18,381
9/30/06        31,326                                 18,533
10/31/06       32,870                                 19,601
11/30/06       33,590                                 20,116
12/31/06       34,158                                 20,183
1/31/07        34,834                                 20,520
2/28/07        34,461                                 20,358
3/31/07        34,916                                 20,575
4/30/07        35,733                                 20,946
5/31/07        37,088                                 21,805
6/30/07        37,310                                 21,486
7/31/07        34,766                                 20,016
8/31/07        34,039                                 20,471

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED AT 1-877-264-5346. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE QUOTED REFLECTS FEE WAIVERS IN EFFECT AND WOULD HAVE BEEN LESS IN THEIR ABSENCE. THE FUND'S ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS, IS 1.43% FOR THE INSTITUTIONAL CLASS PRIOR TO FEE WAIVERS.


--------------
(1) The chart and table assume a hypothetical $10,000 initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(2) Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions.
(3) For the period October 1, 1999 (commencement of operations) through August 31, 2007.

   COMPARISON  OF  CHANGE IN VALUE OF  $10,000  INVESTMENT  IN BOGLE  INVESTMENT
           MANAGEMENT SMALL CAP GROWTH FUND INVESTOR CLASS(1)(2) VS.
                        RUSSELL 2000(R) INDEX (UNAUDITED)



================================================================================

             [CHART OMITTED - EDGAR REPRESENTATION OF DATA FOLLOWS]

--------------------------------------------------------------------------------
                              AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2007
                              --------------------------------------------------
                                  GROWTH        ONE       FIVE        SINCE
                                OF $10,000      YEAR      YEARS     INCEPTION(3)
                                ----------      ----      -----     -----------

BOGLE INVESTMENT
  MANAGEMENT SMALL CAP
  GROWTH FUND --
  INVESTOR CLASS                 $33,816       10.15%     17.11%      16.64%
RUSSELL 2000(R) INDEX            $20,471       11.37%     16.59%       9.47%
--------------------------------------------------------------------------------

                        BOGLE INVESTOR SHARES         RUSSELL 2000(R) INDEX
                        ---------------------         ---------------------
9/30/99                       10,000                           10,000
10/31/99                      10,325                           10,041
11/30/99                      11,350                           10,640
12/31/99                      13,008                           11,844
1/31/00                       12,583                           11,654
2/29/00                       14,825                           13,578
3/31/00                       15,100                           12,683
4/30/00                       14,691                           11,919
5/31/00                       14,250                           11,225
6/30/00                       15,925                           12,204
7/31/00                       15,750                           11,811
8/31/00                       17,408                           12,712
9/30/00                       17,100                           12,338
10/31/00                      17,075                           11,788
11/30/00                      15,213                           10,578
12/31/00                      16,497                           11,486
1/31/01                       16,842                           12,084
2/28/01                       15,833                           11,291
3/31/01                       15,057                           10,739
4/30/01                       16,627                           11,579
5/31/01                       17,179                           11,863
6/30/01                       17,524                           12,273
7/31/01                       17,369                           11,609
8/31/01                       16,808                           11,233
9/30/01                       15,169                            9,721
10/31/01                      15,937                           10,290
11/30/01                      16,575                           11,087
12/31/01                      17,334                           11,772
1/31/02                       17,644                           11,649
2/28/02                       17,248                           11,330
3/31/02                       18,498                           12,240
4/30/02                       18,878                           12,351
5/31/02                       18,119                           11,804
6/30/02                       17,498                           11,218
7/31/02                       15,161                            9,524
8/31/02                       15,350                            9,500
9/30/02                       14,186                            8,818
10/31/02                      14,333                            9,101
11/30/02                      14,876                            9,912
12/31/02                      14,290                            9,360
1/31/03                       14,186                            9,101
2/28/03                       13,798                            8,826
3/31/03                       13,833                            8,940
4/30/03                       15,109                            9,788
5/31/03                       16,661                           10,838
6/30/03                       17,196                           11,034
7/31/03                       18,628                           11,725
8/31/03                       19,533                           12,262
9/30/03                       19,343                           12,036
10/31/03                      21,344                           13,046
11/30/03                      22,405                           13,510
12/31/03                      22,672                           13,784
1/31/04                       24,156                           14,382
2/29/04                       24,156                           14,511
3/31/04                       23,923                           14,647
4/30/04                       22,465                           13,900
5/31/04                       22,638                           14,121
6/30/04                       23,630                           14,716
7/31/04                       22,207                           13,725
8/31/04                       21,482                           13,654
9/30/04                       22,836                           14,295
10/31/04                      22,662                           14,577
11/30/04                      24,398                           15,841
12/31/04                      25,113                           16,310
1/31/05                       24,236                           15,630
2/28/05                       25,209                           15,894
3/31/05                       24,436                           15,439
4/30/05                       23,282                           14,555
5/31/05                       24,722                           15,508
6/30/05                       25,524                           16,106
7/31/05                       27,326                           17,126
8/31/05                       27,326                           16,809
9/30/05                       27,946                           16,861
10/31/05                      27,709                           16,338
11/30/05                      29,457                           17,131
12/31/05                      29,446                           17,052
1/31/06                       32,485                           18,581
2/28/06                       32,607                           18,530
3/31/06                       34,044                           19,429
4/30/06                       35,080                           19,426
5/31/06                       32,262                           18,335
6/30/06                       31,895                           18,453
7/31/06                       30,157                           17,852
8/31/06                       30,692                           18,381
9/30/06                       31,149                           18,533
10/31/06                      32,685                           19,601
11/30/06                      33,407                           20,116
12/31/06                      33,949                           20,183
1/31/07                       34,628                           20,520
2/28/07                       34,254                           20,358
3/31/07                       34,713                           20,575
4/30/07                       35,518                           20,946
5/31/07                       36,864                           21,805
6/30/07                       37,085                           21,486
7/31/07                       34,549                           20,016
8/31/07                       33,816                           20,471


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED AT 1-877-264-5346. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE QUOTED REFLECTS FEE WAIVERS IN EFFECT AND WOULD HAVE BEEN LESS IN THEIR ABSENCE. THE FUND'S ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS, IS 1.53% FOR THE INVESTOR CLASS PRIOR TO FEE WAIVERS.


--------------
(1) The chart and table assume a hypothetical $10,000 initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual Fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(2) Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions.
(3) For the period October 1, 1999 (commencement of operations) through August 31, 2007.

PERFORMANCE ATTRIBUTION. For the fiscal year, the Fund's Investor Class of shares lagged behind the benchmark Russell 2000(R) by -1.22%, net of all fees, and the Institutional Class of shares underperformed by -1.08%, net of all fees. The Fund's fiscal year performance relative to its benchmark turned positive in December of last year, and the Fund maintained its relative lead until the end of July. Then, extreme market-relative losses in the first seven trading days of August more than wiped out the Fund's fiscal-year-to-date performance advantage. During this period, our investment models suffered amid very large liquidations at other managers, many of which were highly leveraged, with similar exposures. The Fund recovered about two-thirds of the early-month drawdown to finish the fiscal year just behind the benchmark, net of fees. For the fiscal year overall, our composite investment model failed to add value, and relative valuation model results were notably negative. Recall that our composite investment model is comprised of fundamentally-based, quantitatively implemented investment signals that evaluate financial quality, earnings improvement, and relative valuation. Both the earnings improvement and financial quality models produced positive returns for the fiscal year. As is usually the case, monthly gains and losses were mostly attributed to stock selection and model performance, rather than to any sector or style biases. Stock selection was strongest in financial and energy stocks and was most negative in the basic industry and utility sectors. The Fund's sector exposure and growth orientation added modestly to the year's results.

As of the end of the fiscal year, the Fund remained well diversified, holding 169 stocks, with the largest holding representing just 1.4% of portfolio assets. This diversification limits the impact any single stock can have on total Fund performance. Still, stock-specific examples of investment performance can be illustrative, and a few follow. One of our top performing stocks for the fiscal year was Dade Behring Holdings Inc., which makes instruments and other products used in clinical laboratories. The stock entered our portfolio in mid-2003 because of its attractive earnings improvement and relative valuation rankings. As we entered this most recent fiscal year, its earnings score had deteriorated but its favorable financial quality score suggested to us that earnings could strengthen further. After first quarter earnings were announced, the stock's earnings score improved, while its financial quality and relative valuation continued to be attractive. In July 2007, Dade agreed to be purchased by Siemens AG. In the technology sector, top performers included Ceragon Networks Ltd., an Israeli wireless technology provider. This stock was purchased for the Fund in May 2007, late in the fiscal year, but still made a significant contribution to Fund performance. According to our signals, the company continues to demonstrate conservative accounting coupled with an ability to grow earnings. An example of an underperforming investment in the fiscal year was Interstate Hotels & Resorts, one of the largest independent hotel management companies. We established this position last year based on the stock's attractive earnings and relative valuation scores. Despite recent difficulties, as of the fiscal year end the stock continues to look attractive relative to its peers.





-------------------
      Please see p. 11 for information regarding specific portfolio allocations. Portfolio holdings are subject to change at any time.

FUND CHARACTERISTICS. Since we seek to add value through stock selection rather than through predictions of broad market or sector movements, we strive to remain fully invested with sector exposures that look similar to the benchmark Russell 2000(R). We also seek to maintain Fund characteristics in line with the benchmark, as shown in the table to the right. As of the end of August, the Fund had a small bias toward companies with somewhat higher long-term earnings growth rates. The Fund's median price-to-earnings and price-to-sales ratios were below benchmark, reflecting the influence of our relative valuation model. The Fund's median market capitalization remained modestly below the benchmark. The Fund also continued to have below-benchmark exposure at the small end of the capitalization range, with 10% of the Fund invested in stocks with capitalization below $357 million, while the Russell 2000 bottom decile was below $407 million. The Fund's fiscal-year period active risk (the volatility of fund performance relative to benchmark), at 8.9%, was slightly higher than the Fund's long-term average of 6.5%, due to the severe volatility in August, discussed above.

REPORT CARD. It is our custom to grade ourselves on investment performance and client service over the past year. On our performance we give ourselves a C. We underperformed our benchmark for the fiscal year by approximately one percentage point, unfortunately due entirely to losses in August. While our experience in August has not led to immediate changes to the investment process, we will continue to focus on innovation and incorporate into the investment process any new investment signals we believe will add value. We now have the benefit of data from an extreme liquidity crisis that we can analyze in an attempt to reduce our exposure to a similar liquidity crisis in the future, should one occur. Our early research suggests that we could not have completely escaped the drawdown while having maintained the level of value added we have achieved over the history of the firm. On client service we remain at a grade of B. There is always room for improvement in this area, particularly in your day-to-day contact with shareholder services. Although shareholder inquiries and transactions are outsourced to PFPC, Inc., we encourage you to let us know if we can assist in this area or if you have any feedback on your experience. We are committed to answering your questions promptly and addressing problems quickly.

PROGRESS AT BOGLE INVESTMENT MANAGEMENT. During the latest fiscal year our staff expanded to thirteen full-time employees, with five professionals dedicated to portfolio management and research, and eight focused on client service, operations and compliance. At the end of August 2007, assets in the Fund were $333 million. The Fund remains closed to new investors.



--------------------------------------------------------------------------------
                           FUNDAMENTAL CHARACTERISTICS
                                 AUGUST 31, 2007
                                                   RUSSELL
                                                    2000(R)
MEDIAN                                 BOGLX        INDEX
--------                              -------     --------
Market Cap. (mil.)                      $989        $1,162
Estimated Long-Term Earnings
  Growth Rate                          17.0%         15.0%
Price/Historical Earnings              18.6x         21.5x
Price/Forward Earnings                 16.2x         17.5x
Price/Sales                             1.6x          1.9x

RISK STATISTICS* -- FISCAL YEAR PERIOD
--------------------------------------
Annualized Standard Dev.               17.7%         16.8%
Annualized Active Risk                  8.9%
Beta with Russell 2000(R)              0.92
Cash                                    1.3%

*STANDARD DEVIATION IS A STATISTICAL MEASURE OF THE RANGE OF PERFORMANCE. BETA IS A MEASURE OF A PORTFOLIO'S SENSITIVITY TO MARKET MOVEMENTS.
--------------------------------------------------------------------------------

As a reminder, information about the Fund, including historical NAVs, sector allocation, fundamental characteristics, and top ten holdings, can be viewed on our website, www.boglefunds.com. The NAVs are updated daily while the other Fund information is updated quarterly.

As always, thank you for your ongoing support. Please let us know if there is any way we can improve your investment experience with us.



Respectfully,



Bogle Investment Management, L.P.
Management Office: 781-283-5000
Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)



----------------
THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED AT 1-877-264-5346. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE QUOTED REFLECTS FEE WAIVERS IN EFFECT AND WOULD HAVE BEEN LESS IN THEIR ABSENCE. THE FUND'S ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS, IS 1.53% FOR THE INVESTOR CLASS AND 1.43% FOR THE INSTITUTIONAL CLASS PRIOR TO FEE WAIVERS.

ALL FIGURES SHOWN REPRESENT TOTAL RETURN, WHICH IS BASED ON NET CHANGE IN NAV WITH REINVESTMENT OF ALL DISTRIBUTIONS. FIGURES FOR PERIODS GREATER THAN ONE YEAR ARE ANNUALIZED.

THE RUSSELL 2000(R) INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCKS. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF AN INDEX IS NOT AFFECTED BY TRANSACTION COSTS, MANAGEMENT FEES, TAXES OR OTHER EXPENSES. A DIRECT INVESTMENT IN AN INDEX IS NOT POSSIBLE.

INVESTING IN SMALL COMPANIES CAN INVOLVE MORE VOLATILITY, LESS LIQUIDITY, AND LESS PUBLICLY AVAILABLE INFORMATION THAN INVESTING IN LARGE COMPANIES.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FUND EXPENSE EXAMPLES
                                   (UNAUDITED)


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2007 through August 31, 2007, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           INSTITUTIONAL CLASS
                -------------------------------------------------------------------------
                 BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE    EXPENSES PAID DURING
                      MARCH 1, 2007           AUGUST 31, 2007            PERIOD*
                -------------------------  --------------------    ----------------------
Actual                 $1,000.00                 $  987.50               $6.26

Hypothetical
  (5% return
  before expenses)      1,000.00                  1,018.82                6.38

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                        FUND EXPENSE EXAMPLES (CONCLUDED)
                                   (UNAUDITED)



                                             INVESTOR CLASS
                -------------------------------------------------------------------------
                 BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE    EXPENSES PAID DURING
                      MARCH 1, 2007           AUGUST 31, 2007            PERIOD*
                -------------------------  --------------------    ----------------------
Actual                 $1,000.00                 $  987.00               $6.76
Hypothetical
  (5% return
  before expenses)      1,000.00                  1,018.31                6.89


------------------
*Expenses are equal to the Fund's annualized expense ratio of 1.25% for the Institutional Class and 1.35% for the Investor Class, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund's ending account values on the first line in each table are based on the actual six-month total return for each class of (1.25)% for the Institutional Class and (1.30)% for the Investor Class.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2007


                                         % OF NET
SECURITY TYPE & SECTOR CLASSIFICATION     ASSETS                  VALUE
--------------------------------------------------------------------------------

COMMON STOCKS:
      Technology                           23.0%              $  76,751,992
      Industrial                           19.9                  66,237,349
      Consumer Growth                      19.6                  65,379,554
      Financial                            16.1                  53,744,645
      Consumer Cyclical                    10.4                  34,548,769
      Energy                                5.0                  16,619,423
      Basic Industry                        1.7                   5,473,373
      Utility                               0.9                   2,955,648
EXCHANGE TRADED FUND                        2.8                   9,293,680
SHORT-TERM INVESTMENTS                      2.7                   9,064,064
LIABILITIES IN EXCESS OF OTHER ASSETS      (2.1)                 (6,901,647)
                                          -----               -------------
      NET ASSETS                          100.0%              $ 333,166,850
                                          =====               =============

----------------
      Portfolio holdings are subject to change at any time.




    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                AUGUST 31, 2007


                                                      NUMBER
                                                    OF SHARES       VALUE
                                                    ---------   -------------
COMMON STOCKS--96.6%
BASIC INDUSTRY--1.7%
   Brush Engineered Materials, Inc.* ............      16,200   $    782,460
   Cabot Corp. ..................................      19,000        766,460
   Methanex Corp. ...............................      92,100      2,076,855
   Spartech Corp. ...............................      85,300      1,847,598
                                                                ------------
                                                                   5,473,373
                                                                ------------
CONSUMER CYCLICAL--10.4%
   Ameristar Casinos, Inc. ......................      35,200      1,017,632
   Brown Shoe Co., Inc. .........................     106,600      2,434,744
   Columbia Sportswear Co. ......................      23,200      1,390,144
   Cooper Tire & Rubber Co. .....................     118,700      2,901,028
   Eddie Bauer Holdings, Inc.* ..................      41,100        320,580
   Gmarket, Inc. - ADR* .........................      33,400        661,654
   Interstate Hotels & Resorts, Inc.* ...........     379,700      1,480,830
   J. Crew Group, Inc.* .........................      61,700      3,073,277
   Jack in the Box, Inc.* .......................      45,600      2,837,232
   Jakks Pacific, Inc.* .........................      71,600      1,608,852
   Lions Gate Entertainment Corp.* ..............     139,200      1,322,400
   Longs Drug Stores Corp. ......................      43,300      2,283,209
   Midwest Air Group, Inc.* .....................      62,600      1,015,998
   Netflix, Inc.* ...............................      52,900        926,808
   Northwest Airlines Corp.* ....................     115,500      2,145,990
   PC Connection, Inc.* .........................     163,600      2,103,896
   PC Mall, Inc.* ...............................     154,600      1,896,942
   Ryder System, Inc. ...........................      41,700      2,283,075
   Town Sports International
      Holdings, Inc.* ...........................     101,300      1,829,478
   Universal Electronics, Inc.* .................      35,000      1,015,000
                                                                ------------
                                                                  34,548,769
                                                                ------------
CONSUMER GROWTH--19.6%
   AMERIGROUP Corp.* ............................      66,300      2,099,721
   Apria Healthcare Group, Inc.* ................      74,900      1,994,587
   Aspreva Pharmaceuticals Corp.* ...............      78,500      1,518,975


                                                      NUMBER
                                                    OF SHARES       VALUE
                                                    ---------   -------------
CONSUMER GROWTH--(CONTINUED)
   Axcan Pharma, Inc.* ..........................     122,500   $  2,337,300
   Bradley Pharmaceuticals, Inc.* ...............      51,400      1,005,384
   Capella Education Co.* .......................      18,100        912,421
   Centene Corp.* ...............................     106,700      2,156,407
   Chemed Corp. .................................      44,700      2,773,188
   Cholestech Corp.* ............................      50,200      1,038,638
   Conmed Corp.* ................................      78,200      2,271,710
   Cynosure, Inc., Class A* .....................      80,800      2,535,504
   Dade Behring Holdings, Inc. ..................      63,100      4,764,681
   Elizabeth Arden, Inc.* .......................     108,700      2,674,020
   Emergency Medical Services Corp., Class A* ...      68,400      1,919,304
   Greatbatch, Inc.* ............................      72,400      2,172,000
   Healthspring, Inc.* ..........................     125,200      2,339,988
   Herbalife Ltd.* ..............................      62,400      2,648,880
   Imperial Sugar Co. ...........................      78,500      2,256,875
   Kinetic Concepts, Inc.* ......................      20,500      1,232,255
   Medcath Corp.* ...............................      82,000      2,406,700
   Medtox Scientific, Inc.* .....................     118,600      2,228,494
   Nash Finch Co. ...............................      57,700      2,164,327
   NBTY, Inc.* ..................................      65,700      2,411,190
   Pall Corp. ...................................      53,900      2,055,207
   PerkinElmer, Inc. ............................      74,300      2,036,563
   Spartan Stores, Inc. .........................      91,000      2,315,040
   West Pharmaceutical Services, Inc. ...........      49,700      1,990,485
   Wimm Bill Dann Foods OJSC - ADR ..............      33,800      3,459,768
   Winn-Dixie Stores, Inc.* .....................      83,000      1,737,190
   Zoll Medical Corp.* ..........................      83,200      1,922,752
                                                                ------------
                                                                  65,379,554
                                                                ------------
ENERGY--5.0%
   Advanced Energy Industries, Inc.* ............      75,800      1,230,234
   Core Laboratories N.V.* ......................      17,000      1,905,700
   Dawson Geophysical Co.* ......................      33,400      2,266,524
   Delek US Holdings, Inc. ......................      87,100      2,388,282



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AUGUST 31, 2007


                                                      NUMBER
                                                    OF SHARES       VALUE
                                                    ---------   -------------
ENERGY--(CONTINUED)
   NATCO Group, Inc., Class A* ..................      53,100   $  2,651,814
   Tesoro Corp. .................................      50,600      2,496,098
   USEC, Inc.* ..................................     109,700      1,468,883
   W-H Energy Services, Inc.* ...................      34,800      2,211,888
                                                                ------------
                                                                  16,619,423
                                                                ------------
FINANCIAL--16.1%
   Allied World Assurance Holdings Ltd. .........      51,300      2,463,426
   Amerisafe, Inc.* .............................     155,900      2,564,555
   Amtrust Financial Services, Inc. .............     172,500      2,823,825
   Arch Capital Group Ltd.* .....................      41,500      2,980,945
   Argo Group International Holdings Ltd.* ......      11,578        472,151
   Assured Guaranty Ltd. ........................      79,300      2,067,351
   Calamos Asset Management, Inc., Class A ......     110,000      2,554,200
   Cowen Group, Inc.* ...........................      90,200      1,152,756
   Endurance Specialty Holdings, Ltd. ...........      60,500      2,412,135
   Evercore Partners, Inc., Class A .............      84,500      1,770,275
   EZCORP, Inc., Class A* .......................     153,700      1,870,529
   Interactive Brokers Group, Inc., Class A* ....      80,700      2,159,532
   Interactive Data Corp. .......................     103,500      2,829,690
   Labranche & Co., Inc.* .......................     198,000      1,245,420
   Max Capital Group Ltd. .......................      86,500      2,375,290
   Meadowbrook Insurance Group, Inc.* ...........     218,400      1,928,472
   Nelnet, Inc., Class A ........................      19,100        337,306
   Odyssey Re Holdings Corp. ....................      55,900      2,024,698
   Penson Worldwide, Inc.* ......................      92,800      1,456,960
   Phoenix Cos, Inc., (The) .....................     166,500      2,306,025
   Platinum Underwriters Holdings Ltd. ..........      63,000      2,184,840
   Reinsurance Group of America, Inc. ...........      47,800      2,596,018


                                                      NUMBER
                                                    OF SHARES       VALUE
                                                    ---------   -------------
FINANCIAL--(CONTINUED)
   RLI Corp. ....................................      28,000   $  1,684,200
   Safety Insurance Group, Inc. .................      19,500        665,730
   SeaBright Insurance Holdings, Inc.* ..........     114,200      1,967,666
   Security Capital Assurance Ltd. ..............     113,600      2,309,488
   Selective Insurance Group, Inc. ..............      30,900        651,990
   United America Indemnity Ltd., Class A* ......      87,300      1,889,172
                                                                ------------
                                                                  53,744,645
                                                                ------------
INDUSTRIAL--19.9%
   Accuride Corp.* ..............................     100,000      1,297,000
   Acuity Brands, Inc. ..........................      40,800      2,143,632
   American Railcar Industries, Inc. ............      76,400      2,004,736
   ASE Test Ltd.* ...............................     176,500      2,076,522
   AZZ,  Inc.* ..................................      78,000      2,215,200
   CDI Corp. ....................................      65,800      1,881,880
   Con-way, Inc. ................................      47,500      2,302,800
   Consolidated Graphics, Inc.* .................      37,200      2,465,616
   Cubic Corp. ..................................      71,400      2,822,442
   Diamond Management & Technology
     Consultants, Inc. ..........................     113,500      1,142,945
   Encore Wire Corp. ............................      89,200      2,319,200
   EnerSys* .....................................      66,500      1,200,990
   Gardner Denver, Inc.* ........................      65,100      2,598,141
   General Cable Corp. ..........................      30,200      1,757,036
   Genesis Lease Ltd. - ADR .....................      87,800      2,064,178
   Global Industries Ltd.* ......................     101,900      2,463,942
   GrafTech International Ltd.* .................     137,100      2,301,909
   H&E Equipment Services, Inc.* ................      56,200      1,155,472
   Horizon Lines, Inc., Class A .................      79,100      2,231,411
   Hudson Highland Group, Inc.* .................      54,700        766,894



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AUGUST 31, 2007



                                                      NUMBER
                                                    OF SHARES       VALUE
                                                    ---------   -------------
INDUSTRIAL--(CONTINUED)
   Huron Consulting Group, Inc.* ................      12,600   $    832,230
   ICF International, Inc.* .....................     105,000      2,586,150
   Intevac, Inc.* ...............................      74,899      1,223,850
   Labor Ready, Inc.* ...........................     108,700      2,269,656
   Mueller Industries, Inc. .....................      67,900      2,352,056
   Pacer International, Inc. ....................      24,100        521,042
   Perini Corp.* ................................      18,100      1,024,460
   Robbins & Myers, Inc. ........................      60,000      3,250,800
   Rollins, Inc. ................................      37,600        998,656
   Source Interlink Cos, Inc.* ..................     188,600        784,576
   Steelcase, Inc., Class A .....................      97,500      1,719,900
   Sun Hydraulics Corp. .........................      74,400      2,060,136
   TeleTech Holdings, Inc.* .....................      69,500      2,032,875
   Thomas & Betts Corp.* ........................      44,400      2,459,316
   TransDigm Group, Inc.* .......................      51,000      2,073,150
   Viad Corp. ...................................      23,400        836,550
                                                                ------------
                                                                  66,237,349
                                                                ------------
TECHNOLOGY--23.0%
   Alvarion Ltd.* ...............................      60,700        714,439
   Amkor Technology, Inc.* ......................     193,000      2,223,360
   Analogic Corp. ...............................      29,600      2,044,176
   Ariba, Inc.* .................................      89,800        790,240
   ASM International N.V.* ......................      85,100      2,319,826
   Aspen Technology, Inc.* ......................     208,500      2,735,520
   Avici Systems, Inc.* .........................     207,400      2,005,558
   BigBand Networks, Inc.* ......................      77,900        786,790
   C-COR, Inc.* .................................     179,000      2,060,290
   Ceragon Networks Ltd.* .......................     214,200      3,609,270
   Chordiant Software, Inc.* ....................     156,700      2,341,098
   COMSYS IT Partners, Inc.* ....................     105,900      2,013,159
   Credence Systems Corp.* ......................     444,744      1,307,547
   ECI Telecom Ltd.* ............................     117,200      1,095,820
   Gigamedia Ltd.* ..............................     186,900      2,459,604
   Global Sources Ltd.* .........................     111,280      2,145,479
   Greenfield Online, Inc.* .....................     150,500      2,173,220
   InfoSpace, Inc.* .............................      11,500        161,115
   Interwoven, Inc.* ............................     164,100      2,138,223


                                                      NUMBER
                                                    OF SHARES       VALUE
                                                    ---------   -------------
TECHNOLOGY--(CONTINUED)
   Magma Design Automation, Inc.* ...............      59,100   $    812,034
   Move, Inc.* ..................................     623,070      1,869,210
   Novell, Inc.* ................................     213,500      1,588,440
   Omnicell, Inc.* ..............................      89,100      2,150,874
   Quidel Corp.* ................................     137,000      2,326,260
   RF Micro Devices, Inc.* ......................     330,300      1,965,285
   S1 Corp.* ....................................     298,200      2,325,960
   Shanda Interactive Entertainment Ltd. - ADR* .      99,800      2,980,028
   Shutterfly, Inc. .............................      96,000      2,684,160
   Sierra Wireless, Inc.* .......................      89,000      2,035,430
   Silicon Motion Technology Corp. - ADR* .......      86,500      1,868,400
   SonicWALL, Inc.* .............................     230,200      1,975,116
   Spansion, Inc., Class A* .....................     109,000        991,900
   SPSS, Inc.* ..................................      57,400      2,339,050
   Synchronoss Technologies, Inc.* ..............      91,600      3,182,184
   Taleo Corp., Class A .........................      21,400        493,270
   ValueClick, Inc.* ............................      51,200      1,026,048
   Veeco Instruments, Inc.* .....................      44,700        786,720
   Verigy Ltd.* .................................     113,000      2,985,460
   Vignette Corp.* ..............................     117,600      2,294,376
   Vocus, Inc.* .................................      39,200        980,000
   Zoran Corp.* .................................     113,900      1,967,053
                                                                ------------
                                                                  76,751,992
                                                                ------------
UTILITY--0.9%
   Rural Cellular Corp., Class A* ...............      68,800      2,955,648
                                                                ------------
       TOTAL COMMON STOCKS(Cost $297,428,378) ...                321,710,753
                                                                ------------




    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                AUGUST 31, 2007


                                                      NUMBER
                                                    OF SHARES       VALUE
                                                    ---------   -------------
EXCHANGE TRADED FUND--2.8%
   iShares Russell 2000 Index Fund ..........         118,000   $  9,293,680
                                                                ------------
     TOTAL EXCHANGE TRADED
       FUNDS
       (Cost $9,236,111) ....................                      9,293,680
                                                                ------------
SHORT TERM INVESTMENTS--2.7%
   Columbia Prime Reserves Fund
     5.24% 09/04/07 .........................       9,064,064      9,064,064
                                                                ------------
     TOTAL SHORT TERM INVESTMENTS
       (Cost $9,064,064) ....................                      9,064,064
                                                                ------------
TOTAL INVESTMENTS--102.1%
  (Cost $315,728,553) .......................                    340,068,497

LIABILITIES IN EXCESS OF
   OTHER ASSETS--(2.1)% .....................                     (6,901,647)
                                                                ------------
NET ASSETS--100.0% ..........................                   $333,166,850
                                                                ============


----------------
* Non-income producing.
  ADR -- American Depository Receipt.



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 2007



ASSETS
   Investments, at value (cost -- $315,728,553) ................   $340,068,497
   Receivable for investments sold .............................      8,617,474
   Receivable for capital shares sold ..........................         64,147
   Dividends receivable ........................................        190,285
   Prepaid expenses and other assets ...........................         29,722
                                                                   ------------
     Total assets ..............................................    348,970,125
                                                                   ------------
LIABILITIES
   Payable for investments purchased ...........................     15,068,444
   Payable for capital shares redeemed .........................        314,827
   Payable to the Adviser ......................................        286,029
   Accrued expenses and other liabilities ......................        133,975
                                                                   ------------
     Total liabilities .........................................     15,803,275
                                                                   ------------
NET ASSETS
   Capital stock, $0.001 par value .............................         13,589
   Paid-in capital .............................................    269,932,419
   Accumulated net realized gain from investments ..............     38,880,898
   Net unrealized appreciation on investments ..................     24,339,944
                                                                   ------------
     Net assets ................................................   $333,166,850
                                                                   ============
INSTITUTIONAL CLASS
   Net assets ..................................................   $197,415,120
                                                                   ------------
   Shares outstanding ..........................................      8,021,592
                                                                   ------------
   Net asset value, offering and redemption price per share ....   $      24.61
                                                                   ============
INVESTOR CLASS
   Net assets ..................................................   $135,751,730
                                                                   ------------
   Shares outstanding ..........................................      5,567,230
                                                                   ------------
   Net asset value, offering and redemption price per share ....   $      24.38
                                                                   ============



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                             STATEMENT OF OPERATIONS



                                                                     FOR THE
                                                                   YEAR ENDED
                                                                 AUGUST 31, 2007
                                                               -----------------
INVESTMENT INCOME
   Dividends (Net of foreign withholding taxes of $9,916) ...      $3,391,269
                                                                  -----------
   Total investment income ..................................       3,391,269
                                                                  -----------
EXPENSES
   Advisory fees ............................................       3,567,388
   Administrative service fees ..............................         535,108
   Administration and accounting fees .......................         488,126
   Shareholder servicing fees ...............................         152,286
   Transfer agent fees ......................................         135,273
   Custodian fees ...........................................         107,022
   Directors' and officers' fees ............................          91,899
   Professional fees ........................................          79,285
   Printing and shareholder reporting fees ..................          46,784
   Registration and filing fees .............................          36,718
   Other expenses ...........................................          27,887
                                                                  -----------
     Total expenses before waivers ..........................       5,267,776
     Less: waivers ..........................................        (656,255)
                                                                  -----------
     Net expenses ...........................................       4,611,521
                                                                  -----------
   Net investment loss ......................................      (1,220,252)
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
   Net realized gain from investments. ......................      40,649,625
   Net change in unrealized appreciation on investments .....      (4,334,599)
                                                                  -----------
   Net realized and unrealized gain from investments. .......      36,315,026
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........     $35,094,774
                                                                  ===========



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                              FOR THE              FOR THE
                                                                            YEAR ENDED           YEAR ENDED
                                                                          AUGUST 31, 2007      AUGUST 31, 2006
                                                                         -----------------    ----------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss ................................................    $ (1,220,252)       $  (2,060,076)
   Net realized gain from investments .................................      40,649,625           71,973,578
   Net change in unrealized appreciation on investments ...............      (4,334,599)         (31,952,428)
                                                                           ------------        -------------
   Net increase in net assets resulting from operations ...............      35,094,774           37,961,074
                                                                           ------------        -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized capital gains--Institutional shares ...................     (39,206,310)         (24,436,958)
   Net realized capital gains--Investor shares ........................     (30,588,836)         (18,402,660)
                                                                           ------------        -------------
     Total distributions to shareholders ..............................     (69,795,146)         (42,839,618)
                                                                           ------------        -------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS(1) .....      30,476,008           30,856,922
                                                                           ------------        -------------
   Total increase (decrease) in net assets ............................      (4,224,364)          25,978,378
                                                                           ------------        -------------
NET ASSETS
   Beginning of year ..................................................     337,391,214          311,412,836
                                                                           ------------        -------------
   End of year ........................................................    $333,166,850        $ 337,391,214
                                                                           ============        =============


---------------
(1) See Note 4 in the Notes to Financial Statements.





    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                          INSTITUTIONAL CLASS
                                                ------------------------------------------------------------------------
                                                    FOR THE         FOR THE         FOR THE      FOR THE       FOR THE
                                                      YEAR           YEAR            YEAR         YEAR          YEAR
                                                     ENDED          ENDED           ENDED         ENDED         ENDED
                                                    8/31/07        8/31/06         8/31/05       8/31/04       8/31/03
                                                 -------------   -----------    ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ..............    $ 27.74        $  28.78        $ 24.99       $ 22.71      $ 17.83
                                                     -------        --------        -------       -------      -------
Net investment loss .............................      (0.08)*         (0.16)*        (0.22)        (0.16)*      (0.11)*
Net realized and unrealized gain
  from investments ..............................       2.74            3.08           6.49          2.44         4.99
                                                     -------        --------        -------       -------      -------
Net increase in net assets resulting
  from operations ...............................       2.66            2.92           6.27          2.28         4.88
                                                     -------        --------        -------       -------      -------
Distributions to shareholders from:
Net realized capital gains ......................      (5.79)          (3.96)         (2.48)           --           --
                                                     -------        --------        -------       -------      -------
Net asset value, end of year ....................    $ 24.61        $  27.74        $ 28.78       $ 24.99      $ 22.71
                                                     =======        ========        =======       =======      =======
Total investment return(1) ......................      10.29%          12.46%         27.34%        10.04%       27.37%
                                                     =======        ========        =======       =======      =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) .........   $197,415        $189,920       $177,359      $175,642      $132,845
Ratio of expenses to average net assets with
  waivers and reimbursements ....................       1.25%           1.25%          1.25%         1.25%        1.25%
Ratio of expenses to average net assets
   without waivers and reimbursements ...........       1.43%           1.43%          1.46%         1.44%        1.50%
Ratio of net investment loss to average
  net assets ....................................      (0.30)%         (0.55)%        (0.73)%       (0.61)%      (0.60)%
Portfolio turnover rate .........................     142.45%         126.64%        129.18%       129.18%      122.39%

-------------------
*    Calculated based on average shares outstanding for the year.
(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                           INVESTOR CLASS
                                                ------------------------------------------------------------------------
                                                    FOR THE         FOR THE         FOR THE      FOR THE       FOR THE
                                                      YEAR           YEAR            YEAR         YEAR          YEAR
                                                     ENDED          ENDED           ENDED         ENDED         ENDED
                                                    8/31/07        8/31/06         8/31/05       8/31/04       8/31/03
                                                 -------------   -----------    ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ..............    $ 27.56         $ 28.65        $ 24.91       $ 22.65      $ 17.80
                                                     -------        --------        -------       -------      -------
Net investment loss .............................      (0.10)*         (0.18)*        (0.23)        (0.18)*      (0.12)*
Net realized and unrealized gain
  from investments ..............................       2.71            3.05           6.45          2.44         4.97
                                                     -------        --------        -------       -------      -------
Net increase in net assets resulting
  from operations ...............................       2.61            2.87           6.22          2.26         4.85
                                                     -------        --------        -------       -------      -------
Distributions to shareholders from:
Net realized capital gains ......................      (5.79)          (3.96)         (2.48)           --           --
                                                     -------        --------        -------       -------      -------
Net asset value, end of year ....................    $ 24.38         $ 27.56        $ 28.65       $ 24.91      $ 22.65
                                                     =======        ========        =======       =======      =======
Total investment return(1) ......................      10.15%          12.33%         27.22%         9.98%       27.25%
                                                     =======        ========        =======       =======      =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) .........   $135,752        $147,471       $134,054      $124,031     $112,508
Ratio of expenses to average net assets with
  waivers and reimbursements ....................       1.35%           1.35%          1.35%         1.35%        1.35%
Ratio of expenses to average net assets
  without waivers and reimbursements ............       1.53%           1.53%          1.56%         1.54%        1.60%
Ratio of net investment loss to average
  net assets ....................................      (0.40)%         (0.65)%        (0.83)%       (0.70)%      (0.69)%
Portfolio turnover rate .........................     142.45%         126.64%        129.18%       129.18%      122.39%


-----------------
*    Calculated based on average shares outstanding for the year.
(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the "Fund"), which commenced investment operations on October 1, 1999. As of the date hereof, the Fund offers two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of one hundred billion shares of common stock of which 77.873 billion shares are currently classified into one hundred and eighteen classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families."

     PORTFOLIO VALUATION -- The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (NASDAQ) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. The Fund's net investment income (other than class specific shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily for the purpose of determining the net asset value of the Fund.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     OTHER -- In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Bogle Investment Management, L.P. (the "Adviser" or "Bogle") serves as the Fund's investment adviser. For its advisory services, the Adviser is entitled to receive 1.00% of the Fund's average daily net assets, computed daily and payable monthly.

     The Adviser has contractually agreed to limit the Fund's total operating expenses for the current fiscal year to the extent that such expenses exceed 1.25% of the average daily net assets of the Fund's Institutional Class and 1.35% of the average daily net assets of the Fund's Investor Class. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. The contractual fee waiver does not provide for recoupment of fees that were waived or expenses that were

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



reimbursed. For the year ended August 31, 2007, investment advisory fees and waivers of the Fund were as follows:

                    GROSS                                            NET
                ADVISORY FEES              WAIVERS              ADVISORY FEES
               --------------            ------------          --------------
                  $3,567,388             $(147,902)              $3,419,486

     The Fund will not pay the Adviser at a later time for any amounts waived or any amounts assumed.

     In addition to serving as the Fund's investment adviser, Bogle provides certain shareholder services to the Investor Class of the Fund. As compensation for such services, the Adviser receives a monthly fee equal to an annual rate of 0.10% of the average daily net assets of the Fund's Investor Class.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Fund. For providing administrative and accounting services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.115% of the Fund's average daily net assets, subject to a minimum of $6,250 per month. The Fund also pays a monthly multiple class fee of $1,875 per additional class. In addition, PFPC serves as the Fund's transfer and dividend disbursing agent.

     PFPC voluntarily agreed to waive a portion of its administration and accounting services fees for the Fund. For the year ended August 31, 2007, administration and accounting services fees and waivers of the Fund were as follows:

               GROSS ADMINISTRATION                   NET ADMINISTRATION
                  AND ACCOUNTING                        AND ACCOUNTING
                  SERVICES FEES         WAIVERS         SERVICES FEES
               --------------         ------------    -------------------
                    $488,126           $(44,592)            $443,534

     Included in the administration and accounting services fees and expenses, shown above, are fees for providing regulatory administration services to RBB. For providing these services, PFPC is entitled to receive compensation as agreed to by the Company and PFPC. This fee is allocated to each portfolio in proportion to its net assets of the RBB Funds.

     In addition, PFPC serves as the Fund's transfer and dividend disbursing agent. For providing transfer agent services, PFPC is entitled to receive a monthly fee subject to a minimum monthly fee of $6,000 plus out of pocket expenses.For the year ended August 31, 2007, PFPC transfer agency fees were $135,273.

     PFPC Trust Company provides certain custodial services to the Fund. PFPC Trust Company is a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. As compensation for such custodial services, PFPC Trust Company is entitled to receive a monthly fee equal to an annual rate of 0.03% of the Fund's average daily net assets subject to a minimum monthly fee of $1,500.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



     PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., provides certain administrative services to the Fund. As compensation for such administrative services, PFPC Distributors receives a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets. PFPC Distributors voluntarily agreed to waive a portion of its administrative services fees for the Fund. For the year ended August 31, 2007, administrative services fees and waivers of the Fund were as follows:

               GROSS ADMINISTRATIVE                      NET ADMINISTRATIVE
                  SERVICES FEES           WAIVERS           SERVICES FEES
               ---------------------    ------------     -------------------
                    $535,108             $(463,761)            $71,347

     The Fund will not pay PFPC or PFPC's affiliates at a later time for any amounts waived or any amounts assumed.

     As of August 31, 2007, the Fund owed PFPC and its affiliates $59,094 for their services.

3.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2007, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

                                   INVESTMENT SECURITIES
                        -----------------------------------------------
                            PURCHASES                       SALES
                        ---------------                 ---------------
                          $500,603,367                    $541,219,429


4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2007, the Fund has 100,000,000 shares of $0.001 par value common stock authorized for the Institutional Class and 100,000,000 shares of $0.001 par value common stock authorized for the Investor Class.

     Transactions in capital shares were as follows:


                                                    INSTITUTIONAL CLASS
                             -------------------------------------------------------------------
                                         FOR THE                              FOR THE
                                       YEAR ENDED                           YEAR ENDED
                                     AUGUST 31, 2007                      AUGUST 31, 2006
                            -----------------------------       --------------------------------
                               SHARES             VALUE             SHARES           VALUE
                            -------------     --------------    -------------     --------------
Sales ...................     1,423,321        $ 35,662,955          942,943      $ 27,031,546
Reinvestments ...........     1,580,281          37,610,697          990,224        23,507,922
Redemptions .............    (1,827,260)        (45,832,743)      (1,249,516)      (35,240,729)
                            -----------        ------------       ----------      ------------
Net Increase ............     1,176,342        $ 27,440,909          683,651      $ 15,298,739
                            ===========        ============       ==========      ============

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



                                                     INVESTOR CLASS
                             -------------------------------------------------------------------
                                         FOR THE                              FOR THE
                                       YEAR ENDED                           YEAR ENDED
                                     AUGUST 31, 2007                      AUGUST 31, 2006
                            -----------------------------       --------------------------------
                               SHARES             VALUE             SHARES           VALUE
                            -------------     --------------    -------------     --------------
Sales ...................       464,077        $ 11,597,939          524,556      $ 14,633,758
Reinvestments ...........     1,229,987          29,027,689          737,505        17,412,498
Redemptions .............    (1,477,245)        (37,590,529)        (591,148)      (16,488,073)
                            -----------        ------------       ----------      ------------
Net Increase ............       216,819         $ 3,035,099          670,913      $ 15,558,183
                            ===========        ============       ==========      ============

5.   FEDERAL INCOME TAX INFORMATION

     At  August  31,  2007,   federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by the Fund were as follows:

                           FEDERAL TAX         UNREALIZED        UNREALIZED       NET UNREALIZED
                              COST            APPRECIATION      DEPRECIATION      APPRECIATION
                          --------------     --------------    ---------------  -----------------
                           $318,233,690         $44,710,138     $(22,875,331)      $21,834,807


     The following permanent differences as of August 31, 2007, attributable to the net investment loss were reclassified to the following accounts:

                                      INCREASE                 DECREASE
                                     ACCUMULATED              ACCUMULATED
                                   NET INVESTMENT            NET REALIZED
                                        LOSS                     GAIN
                                  ----------------          ----------------
                                     $1,220,252              $(1,220,252)


     As of August 31, 2007, the components of distributable earnings on a tax basis were as follows:

                                    UNDISTRIBUTED            UNDISTRIBUTED
                                      ORDINARY                 LONG-TERM
                                       INCOME                   GAINS
                                  ----------------          ----------------
                                     $2,094,136              $39,291,899


     At August 31, 2007, the Fund had no capital loss carryforwards available to offset future capital gains.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)



     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2007, the Fund incurred no post-October capital losses. The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                          ORDINARY         LONG-TERM
                          INCOME             GAINS              TOTAL
                       --------------    ----------------   ----------------
          2007          $22,923,470        $46,871,676       $69,795,146
          2006           11,157,448         31,682,170        42,839,618

     Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.


6.   NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109." FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. Management has recently begun to evaluate the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

     In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the impact, if any, of the SFAS on the Fund's financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Shareholders of The RBB Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bogle Investment Management Small Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
October 26, 2007

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           SHAREHOLDER TAX INFORMATION
                                  (UNAUDITED)



     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2007, the following dividends and distributions per share were paid by the Fund:

                                       ORDINARY INCOME
                              --------------------------------
                                    NET
                                INVESTMENT        SHORT-TERM     LONG-TERM
                                  INCOME             GAINS         GAINS
                              --------------   ---------------  ------------
     Institutional Class            $ --              $1.90        $3.89
     Investor Class                   --               1.90         3.89

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2007. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2008.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

     In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

     The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 9%.

     The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 10%.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                OTHER INFORMATION
                                  (UNAUDITED)



PROXY VOTING

     Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(877) 264-5346 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the Investment Company Act, the Company's Board of Directors (the "Board"), including all of the Directors who are not "interested persons" of the Company, as that term is defined in the Investment Company Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between Bogle and the Company (the "Advisory Agreement") on behalf of the Fund at a meeting of the Board held on May 24, 2007. At this meeting, the Board approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from the Adviser mailed in advance of the meeting that addressed most, if not all, of the factors listed below. The Adviser also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser's services provided to the Fund;
(ii) descriptions of the experience and qualifications of the Adviser's personnel providing those services; (iii) the Adviser's investment philosophies and processes; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser's current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) the Adviser's compliance procedures; (viii) the Adviser's financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper, Inc. ("Lipper") comparing the Fund's

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                          OTHER INFORMATION (CONTINUED)
                                  (UNAUDITED)



advisory fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark. No one factor was determinative in the Board's consideration of the Advisory Agreement.

     The Directors then met in executive session with counsel to discuss and consider information presented in connection with the continuation of the Advisory Agreement as well as the Directors' responsibilities and duties in approving the Advisory Agreement.

     The Directors considered that the Fund's advisory fees ranked below the Lipper peer group median; however, considering the Fund is closed to new investors at a low level of assets and the level of service that the Adviser provides to its clients, the advisory fee is reasonable in light of the Fund's return objectives. The Directors also considered that while the Fund's actual total expense ratio (including waivers) ranked below the median Lipper peer group, the Adviser has agreed to waive its advisory fee and reimburse expenses to limit annual operating expenses of the Institutional class and Investor class of the Fund to 1.25% and 1.35%, respectively. The Directors noted that the Fund's performance for the three and five year periods ended March 31, 2007 remain above the median performance for the peer group, although the one-year performance figures for both classes were below the peer group median. The Directors concluded that long term performance has been satisfactory, and that the relative performance of both classes has been improving since the end of 2006.

     The Directors then determined that the nature, extent and quality of services provided by the Adviser in advising the Fund was satisfactory; the profits earned by the Adviser over the long term seemed reasonable; and the benefits derived by the Adviser from managing the Fund, including its use of soft dollars and the process it uses to select brokers, seemed reasonable.

     Based on all of the information presented to the Board and its consideration of relevant factors, the Board, and separately, the Independent Directors, concluded that the advisory fee was reasonable and determined that the Adviser's Advisory Agreement be continued for another one-year period ending August 16, 2008.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                 FUND MANAGEMENT
                                  (UNAUDITED)


     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF OFFICE                                    PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)     FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS        OVERSEEN BY          HELD BY
                                                                                                 DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky            Director        1988 to present      Since 1969, Director and         16         Comcast Corporation;
Comcast Corporation                                               Vice Chairman, Comcast                      AMDOCS Limited
1500 Market Street,                                               Corporation (cable                          (service provider to
35th Floor                                                        television and                              telecommunications
Philadelphia, PA 19102                                            communications);                            companies)
DOB: 7/16/33                                                      Director, NDS Group PLC
                                                                  (provider of systems and
                                                                  applications for digital
                                                                  pay TV).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano         Director        Since 2006           Consultant, financial            16         Kalmar Pooled
103 Bellevue Parkway                                              services organizations                      Investment Trust; WT
Wilmington, DE 19809                                              from 1997 to present.                       Mutual Fund;
DOB: 3/7/43                                                                                                   Independence Blue
                                                                                                              Cross; IntriCon
                                                                                                              Corporation
                                                                                                              (industrial furnaces
                                                                                                              and ovens)
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay             Director        1988 to present      Since 2000, Vice                 16         None
Fox Chase Cancer Center                                           President, Fox Chase
333 Cottman Avenue                                                Cancer Center
Philadelphia, PA 19111                                            (biomedical research
DOB: 12/6/35                                                      and medical care).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                     FUND MANAGEMENT (CONTINUED)(UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF OFFICE                                    PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)     FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS        OVERSEEN BY          HELD BY
                                                                                                 DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman           Chairman        2005 to present      Director, Gabelli                16         None
106 Pierrepont Street                                             Group Capital
Brooklyn, NY 11201           Director        1991 to present      Partners, L.P. (an
DOB: 5/21/48                                                      investment
                                                                  partnership) from
                                                                  2000 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent              Director        Since 2006           Dean and Professor               16         WT Mutual Fund
Villanova University                                              of Law, Villanova                           (registered
School of Law                                                     University School of                        investment
299 North Spring Mill Road                                        Law since July 1997.                        com-pany); NYSE
Villanova, PA 19085                                                                                           Regulation, Inc.;
DOB: 4/28/51                                                                                                  Financial Industry
                                                                                                              Regulatory Authority
                                                                                                              (FINRA)
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg          Director        1991 to present      Since 1974,                      16         Moyco
Moyco Technologies, Inc.                                          Chairman, Director                          Technologies,
200 Commerce Drive                                                and President, Moyco                        Inc.
Montgomeryville, PA 18936                                         Technologies, Inc.
DOB: 3/24/34                                                      (manufacturer of
                                                                  precision coated and
                                                                  industrial
                                                                  abrasives). Since
                                                                  1999, Director,
                                                                  Pennsylvania
                                                                  Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere          Director        Since 2006           Member, New York                 16         Reich and Tang Group
300 East 57th Street                                              State Assembly                              (asset management);
New York, NY 10022                                                (1981-2004);                                The Sparx Japan
DOB: 3/28/41                                                      Founding Partner,                           Funds Group
                                                                  Straniere Law Firm                          (registered
                                                                  (1980 to date);                             investment company)
                                                                  Partner,
                                                                  Kanter-Davidoff (law
                                                                  firm) (2006 to
                                                                  date).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF OFFICE                                    PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)     FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS        OVERSEEN BY          HELD BY
                                                                                                 DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky             Director        1991 to present      Since July 2002, Senior          16         Kensington Funds
Oppenheimer & Company, Inc.                                       Vice President and prior                    (registered
200 Park Avenue                                                   thereto, Executive Vice                     investment company)
New York, NY 10166                                                President of Oppenheimer
DOB: 4/16/38                                                      & Co., Inc., formerly
                                                                  Fahnestock & Co., Inc. (a
                                                                  registered
                                                                  broker-dealer). Since
                                                                  November 2004, Director of
                                                                  Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall           Director        2002 to present      Director of PFPC Inc.            16          Cornerstone Bank
103 Bellevue Parkway                                              from January 1987 to
Wilmington, DE 19809                                              April 2002, Chairman and
DOB: 9/25/38                                                      Chief Executive Officer
                                                                  of PFPC Inc. until April
                                                                  2002, Executive Vice
                                                                  President of PNC Bank,
                                                                  National Association from
                                                                  October 1981 to April
                                                                  2002, Director of PFPC
                                                                  International Ltd.
                                                                  (financial services) from
                                                                  August 1993 to April
                                                                  2002, Director of PFPC
                                                                  International (Cayman)
                                                                  Ltd. (financial services)
                                                                  from September 1996 to
                                                                  April 2002; Governor of
                                                                  the Investment Company
                                                                  Institute (investment
                                                                  company industry trade
                                                                  organization) from July
                                                                  1996 to January 2002;
                                                                  Director of PNC Asset
                                                                  Management, Inc.
                                                                  (investment advisory)
                                                                  from September 1994 to
                                                                  March 1998; Director of
                                                                  PNC National Bank from
                                                                  October 1995 to November
                                                                  1997; Director of Haydon
                                                                  Bolts, Inc. (bolt
                                                                  manufacturer) and Parkway
                                                                  Real Estate Company
                                                                  (subsidiary of Haydon
                                                                  Bolts, Inc.) since 1984;
                                                                  and Director of
                                                                  Cornerstone Bank since
                                                                  March 2004.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc., and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           FUND MANAGEMENT (CONCLUDED)
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                              TERM OF OFFICE                                        PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND           TIME SERVED(1)       DURING PAST 5 YEARS             OVERSEEN BY         HELD BY
                                                                                                       DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach               President      1991 to present and        Certified Public Accountant;       N/A            N/A
103 Bellevue Parkway             and         1988 to present            Vice Chairman of the Board,
Wilmington, DE 19809          Treasurer                                 Fox Chase Cancer Center;
DOB: 6/29/24                                                            Trustee Emeritus, Pennsylvania
                                                                        School for the Deaf; Trustee
                                                                        Emeritus, Immaculata
                                                                        University; Managing General
                                                                        Partner, President since 2002,
                                                                        Treasurer since 1981 and Chief
                                                                        Compliance Officer since
                                                                        September 2004 of Chestnut
                                                                        Street Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Rogers               Secretary      2007 to present            Since 2005, Vice President and     N/A            N/A
301 Bellevue Parkway                                                    Counsel, PFPC Inc. (financial
2nd Floor                                                               services company); Associate,
Wilmington, DE 19809                                                    Stradley, Ronon, Stevens &
DOB: 7/28/74                                                            Young, LLC (law firm) from
                                                                        1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire,         Chief       Since 2004                 President, Vigilant                 N/A           N/A
CPA Vigilant Compliance       Compliance                                Compliance Services since
Services 186 Dundee            Officer                                  2004; Senior Legal
Drive, Suite 700                                                        Counsel, PFPC Inc. from
Williamstown, NJ 08094                                                  2002 to 2004; Chief Legal
DOB: 12/25/62                                                           Counsel, Corviant
                                                                        Corporation (Investment
                                                                        Adviser, Broker-Dealer
                                                                        and Service Provider to
                                                                        Investment Advisers and
                                                                        Separate Account
                                                                        Providers) from 2001 to
                                                                        2002.
------------------------------------------------------------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Bogle Investment Management, L.P.
2310 Washington Street
Suite 310
Newton Lower Falls, MA 02462

ADMINISTRATOR
PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

PRINCIPAL UNDERWRITER
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPCTrust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

                               [GRAPHICS OMITTED]
                                 HILLIARD LYONS




                                  SENBANC FUND
                          SENBANC
                              OF THE RBB FUND, INC.



                                  ANNUAL REPORT
                                 AUGUST 31, 2007





            This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of Senbanc Fund are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

YEAR ENDED AUGUST 31, 2007

TO: SHAREHOLDERS OF SENBANC FUND

When mortgage lenders are in competition for borrowers and capital is inexpensive, traditional pricing mechanisms break down. To gain an advantage beyond the cost of capital, lending institutions exercise two options successively: Lower capital contributions by borrowers and less stringent credit requirements for borrowers. Borrowers take advantage of these lower thresholds by locking in larger, longer term mortgages at low fixed rates, and by speculating that an extraordinary supply of capital in pursuit of a finite supply of housing might increaseproperty prices.

Long term fixed rate mortgages at historically low rates carry the risk of lower margins to the lender if interest rates rise. Loans to borrowers with minimal capital commitment and less than stellar credit ratings are priced at a higher, limited maturity variable interest rate calculated to defray some of the lender's risk.

As the volume of loan originations grew, bankers recognized the imbalance in their loan portfolios. Mortgages were bundled and securitized and sold into a secondary market at a discount representing the market's approximate valuation of the inherent risk, but mortgage servicing contracts in addition to origination fees provided a source of non-capital intensive fee income back to the banks. There was a period when banks created wholly-owned mortgage companies, but for the more astute bankers these entities were unwound or sold off when profitability waned, and before property prices began to stall.

Senbanc Fund's ten largest holdings represent 68.9% of its total portfolio. Money center and large regional banks represent 85.7% of this group. Quality and consistency of earnings and profitability is the mainstay of our investment process. Only one bank in the Fund's portfolio was a direct sub-prime mortgage lender when that business turned sour, and that bank stock represents less than two thirds of one percent of the Senbanc portfolio. Recent earnings results for the majority of banks in the portfolio indicate that sub-prime lending has not impacted values proportionate to stock price declines that we have seen in these banks and, indeed, in the banking industry as a whole in the past year.

Anecdotally, we would be challenged to construct a portfolio of bank stocks to be held over the past three years that could produce a similar combination of increased value and downside risk. With these qualities, a price/earnings ratio at a 31% discount to the Nasdaq Bank Index and a dividend yield fifty percent higher, we are positioned to benefit from any change of the perception that bank stocks may have in the public markets.

The decline in your fund's assets from redemptions persisted through the June quarter. We are mindful of our responsibility to shareholders, and have in place a process that meets our obligation to redemptions without disturbing the balance of portfolio holdings.

                                         Very truly yours,

                                         /s/ A. F. Morel
                                         --------------
                                         Alan F. Morel
                                         Portfolio Manager
                                         Senbanc Fund

                                  SENBANC FUND
      GROWTH OF $10,000 VS. THE NASDAQ BANK INDEX AND THE S&P 500(R) INDEX

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS (AS OF 08/31/07)

(Unaudited)                        1 Year     5 Years      Since Inception*
                                   -------    -------      ----------------
Senbanc Fund (N.A.V.)              (7.47)%      7.44%           9.66%
Senbanc Fund (Load)                (9.55)%      6.96%           9.36%
Nasdaq Bank Index**                (5.10)%      7.57%           8.62%
S&P 500(R) Index**                 15.13 %     12.00%           2.31%
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                Senbanc Fund     Senbanc Fund     Nasdaq Bank      S&P 500(R)
                   (NAV)           (Load)            Index           Index
                ------------     ------------     -----------     ----------

     7/8/99        $10,000          $10,000         $10,0003        $10,000
    7/31/99          9,930            9,707            9,695          9,524
    8/31/99          9,750            9,531            9,303          9,476
    9/30/99          9,480            9,267            9,040          9,216
   10/31/99          9,880            9,658            9,693          9,800
   11/30/99          9,730            9,511            9,520          9,999
   12/31/99          9,207            9,001            9,150         10,588
    1/31/00          9,147            8,941            8,599         10,056
    2/29/00          8,855            8,655            7,864          9,866
    3/31/00          8,976            8,774            8,339         10,831
    4/30/00          8,915            8,715            8,147         10,505
    5/31/00          9,197            8,991            8,511         10,290
    6/30/00          8,781            8,583            8,213         10,544
    7/31/00          9,045            8,842            8,549         10,379
    8/31/00          9,728            9,509            9,212         11,024
    9/30/00          9,993            9,768            9,822         10,442
   10/31/00         10,023            9,798            9,693         10,398
   11/30/00         10,156            9,927            9,759          9,579
   12/31/00         10,723           10,482           10,773          9,625
    1/31/01         11,353           11,098           10,878          9,967
    2/28/01         11,260           11,007           10,668          9,058
    3/31/01         11,229           10,977           10,522          8,484
    4/30/01         11,539           11,279           10,791          9,143
    5/31/01         12,251           11,975           11,278          9,204
    6/30/01         12,436           12,157           11,836          8,981
    7/31/01         12,663           12,379           12,231          8,892
    8/31/01         12,633           12,349           11,796          8,336
    9/30/01         12,168           11,895           11,628          7,662
   10/31/01         12,013           11,743           11,213          7,808
   11/30/01         12,302           12,026           11,693          8,407
   12/31/01         12,938           12,647           12,125          8,481
    1/31/02         13,129           12,834           12,417          8,357
    2/28/02         13,466           13,163           12,648          8,196
    3/31/02         14,353           14,030           13,357          8,504
    4/30/02         15,027           14,689           13,885          7,989
    5/31/02         15,150           14,810           13,806          7,930
    6/30/02         15,128           14,788           13,811          7,365
    7/31/02         14,331           14,008           13,256          6,791
    8/31/02         14,813           14,480           13,629          6,836
    9/30/02         14,229           13,909           12,699          6,093
   10/31/02         14,499           14,173           12,954          6,629
   11/30/02         14,926           14,590           13,010          7,020
   12/31/02         15,499           15,151           12,967          6,607
    1/31/03         15,782           15,427           12,917          6,434
    2/28/03         16,124           15,762           12,932          6,337
    3/31/03         16,101           15,739           12,739          6,399
    4/30/03         17,103           16,719           13,501          6,926
    5/31/03         17,516           17,122           14,458          7,291
    6/30/03         17,528           17,134           14,460          7,384
    7/31/03         18,353           17,941           15,038          7,514
    8/31/03         18,471           18,056           15,330          7,661
    9/30/03         18,578           18,160           15,336          7,580
   10/31/03         19,450           19,013           16,496          8,009
   11/30/03         19,969           19,521           16,987          8,079
   12/31/03         20,555           20,093           17,252          8,502
    1/31/04         20,743           20,276           17,469          8,659
    2/29/04         21,492           21,009           17,752          8,779
    3/31/04         21,554           21,070           17,651          8,646
    4/30/04         20,393           19,935           16,753          8,511
    5/31/04         20,855           20,386           17,195          8,627
    6/30/04         20,655           20,191           17,521          8,795
    7/31/04         20,580           20,118           17,184          8,504
    8/31/04         20,955           20,484           17,717          8,538
    9/30/04         21,342           20,862           18,018          8,630
   10/31/04         21,929           21,436           18,609          8,762
   11/30/04         22,391           21,888           19,574          9,117
   12/31/04         22,994           22,477           19,610          9,427
    1/31/05         22,401           21,897           18,794          9,197
    2/28/05         22,104           21,607           18,522          9,390
    3/31/05         21,511           21,028           18,190          9,224
    4/30/05         21,039           20,567           17,623          9,049
    5/31/05         21,417           20,935           18,242          9,336
    6/30/05         21,740           21,252           18,772          9,349
    7/31/05         22,428           21,923           19,677          9,697
    8/31/05         21,929           21,436           19,240          9,609
    9/30/05         21,309           20,830           18,775          9,687
   10/31/05         21,471           20,988           19,158          9,525
   11/30/05         22,212           21,713           19,625          9,885
   12/31/05         22,048           21,552           19,231          9,888
    1/31/05         22,560           22,053           19,665         10,150
    2/28/06         22,933           22,418           19,878         10,178
    3/31/06         23,016           22,499           20,365         10,305
    4/30/06         23,542           23,013           20,460         10,443
    5/31/06         22,712           22,201           20,156         10,142
    6/30/06         22,463           21,958           20,212         10,156
    7/31/06         22,947           22,431           20,481         10,219
    8/31/06         22,919           22,404           20,683         10,462
    9/29/06         23,348           22,823           20,843         10,732
   10/31/06         23,653           23,121           21,215         11,082
   11/30/06         23,431           22,905           21,384         11,293
   12/29/06         24,108           23,566           21,884         11,451
    1/31/07         24,238           23,693           21,585         11,624
    2/28/07         23,661           23,129           21,327         11,396
    3/30/07         23,415           22,889           21,029         11,524
    4/30/07         23,242           22,719           20,664         12,034
    5/31/07         23,459           22,931           21,069         12,454
    6/29/07         22,564           22,056           20,433         12,247
    7/31/07         21,163           20,687           18,840         11,868
    8/31/07         21,207           20,730           19,628         12,046


    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-444-1854 OR VISIT OUR WEB SITE AT
    WWW.HILLIARD.COM. THE SENBANC FUND (LOAD AND N.A.V.) RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS. THE SENBANC FUND (LOAD) RETURN REFLECTS THE MAXIMUM SALES CHARGE OF 2.25%. AN EXPENSE LIMITATION WAS IN PLACE FOR THE FUND FROM JULY 8, 1999 (INCEPTION) THROUGH FEBRUARY 28, 2003. PERFORMANCE WOULD HAVE BEEN LOWER ABSENT THE EXPENSE LIMITATION. THE FUND'S GROSS ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, IS 1.38%.

    THE PERFORMANCE IN THE ABOVE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

* The Fund commenced operations on July 8, 1999 as a series (the "Predecessor Fund") of Hilliard Lyons Research Trust. After the close of business on August 31, 2005, the Predecessor Fund was reorganized as a new series of The RBBFund, Inc. (the "Reorganization"). The performance shown for periods prior to September 1, 2005 represents the performance of the Predecessor Fund.

**  The Nasdaq  Bank Index is an  unmanaged  index of  unlisted  banks.  The S&P
    500(R) Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends but, unlike the Fund, do not include any expenses associated with operating a mutual fund.

*** As a result of the Reorganization, the Fund changed its fiscal year end from June 30 to August 31.

    The Fund may have invested in stocks that experienced significant gains; there is no guarantee that these gains will continue. As a non-diversified fund, a greater percentage of the Fund's portfolio may be invested in one company's securities than the portfolio of a diversified fund. As a result, the Fund may experience greater volatility in investment performance.



                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2007
                                  (UNAUDITED)
                                                                      % of
      Industry Classification                                       Net Assets
      -----------------------                                       ----------
      Savings, Credit & Other Financial Institutions ........         98.5%
      State & National Banks ................................          1.4
                                                                     -----
                                                                      99.9
      Other Assets in Excess of Liabilities .................          0.1
                                                                     -----
      Net Assets ............................................        100.0%
                                                                     =====

      Portfolio holdings are subject to change at any time.

                                  SENBANC FUND
                             FUND EXPENSE EXAMPLES
                                  (UNAUDITED)


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2007 to August 31, 2007, and held for the entire period.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                      Beginning Account    Ending Account
                                                            Value               Value           Expenses Paid
                                                           3/01/07             8/31/07         During Period*
                                                      -----------------    --------------      --------------
     Actual .....................................          $1,000.00         $   896.30             $7.31
     Hypothetical (5% return before expenses) ...           1,000.00           1,017.40              7.81

----------
* Expenses are equal to the Fund's annualized expense ratio of 1.53% multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund's ending account value is based on the actual six-month total return of (10.37%).

                                  SENBANC FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2007


COMMON STOCK -- 99.9%
--------------------------------------------------------------------------------
                                                                      FAIR
SHARES           DESCRIPTION                                          VALUE
------           -----------                                          -----

                 SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 98.5%
                 ------------------------------------------------------------
        26,900   Associated Banc-Corp .......................    $    758,849
       176,400   Bank of America Corp. ......................       8,939,952
        46,224   C&F Financial Corp. ........................       1,976,538
        23,200   Camden National Corp. ......................         844,480
        86,000   Capital Bank Corp. .........................       1,290,000
        40,400   Central Pacific Financial Corp. ............       1,285,528
        22,700   Citigroup, Inc. ............................       1,064,176
        12,300   Citizens Banking Corp. .....................         216,849
        37,000   City Holding Co. ...........................       1,368,260
        35,700   Comerica, Inc. .............................       1,991,346
        19,400   Community Bankshares, Inc. .................         285,180
       109,900   Corus Bankshares, Inc. .....................       1,468,264
        42,600   Financial Institutions, Inc. ...............         832,404
        40,500   First United Corp. .........................         826,605
       139,900   Fremont General Corp. ......................         629,550
       294,000   JPMorgan Chase & Co. .......................      13,088,881
       360,400   KeyCorp ....................................      12,001,320
        65,197   MainSource Financial Group, Inc. ...........       1,143,555
       176,744   National Bankshares, Inc. ..................       3,518,973
       246,300   National City Corp. ........................       6,627,933
       266,577   Northrim BanCorp, Inc. .....................       6,832,369
       361,314   PAB Bankshares, Inc. .......................       6,055,623
       172,900   Pacific Premier Bancorp, Inc.* .............       1,824,095
        33,006   Penns Woods Bancorp, Inc. ..................       1,077,646
        12,000   Peoples Financial Corp. ....................         246,840
         9,900   Pinnacle Financial Partners, Inc.* .........         283,140
        50,194   Premier Financial Bancorp ..................         703,218
       186,800   Regions Financial Corp. ....................       5,846,840
       246,000   U.S. Bancorp ...............................       7,958,100
        11,700   Umpqua Holdings Corp. ......................         253,890
       102,900   UnionBanCal Corp. ..........................       6,048,462
        21,395   United Security Bancshares, Inc. ...........         513,480
       238,942   Wachovia Corp. .............................      11,703,379
                                                                 ------------
                                                                  109,505,725
                                                                 ------------

                       See Notes to Financial Statements.

                                  SENBANC FUND
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2007


COMMON STOCK (CONTINUED)
--------------------------------------------------------------------------------

                                                                      FAIR
SHARES           DESCRIPTION                                          VALUE
------           -----------                                          -----

                 STATE & NATIONAL BANKS -- 1.4%
                 ------------------------------------------------------------
        25,500   Huntington Bancshares, Inc. ................    $    438,855
        31,884   Rurban Financial Corp. .....................         404,927
        18,600   Taylor Capital Group, Inc. .................         556,884
         5,000   Virginia Financial Group, Inc. .............         100,950
                                                                 ------------
                                                                    1,501,616
                                                                 ------------
                   TOTAL COMMON STOCK (COST $106,136,767) ...     111,007,341
                                                                 ------------
                   TOTAL INVESTMENTS -- 99.9%
                      (COST $106,136,767) ...................     111,007,341
                   OTHER ASSETS IN EXCESS OF
                      LIABILITIES -- 0.1% ...................         111,760
                                                                 ------------
                   NET ASSETS -- 100% .......................    $111,119,101
                                                                 ============


----------
The percentage shown for each investment category is the value of that category as a percentage of the total net assets of the Fund.

*Non-income producing security.


                       See Notes to Financial Statements.

                                  SENBANC FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2007


ASSETS:
Investments in securities, at fair value
   (Cost $106,136,767) ..........................................   $111,007,341
Receivable for:
   Dividends ....................................................        303,696
   Investments sold .............................................        934,052
   Capital shares sold ..........................................         23,695
Prepaid expenses ................................................         22,728
                                                                    ------------
        Total Assets ............................................    112,291,512
                                                                    ------------
LIABILITIES:
Payables for:
   Capital shares redeemed ......................................        910,184
   Distribution fees ............................................         88,584
   Advisory fees ................................................         58,169
   Professional fees ............................................         41,916
   Administration and accounting fees ...........................         19,888
   Transfer agent fees ..........................................         17,347
   Directors' and officers' fees ................................          9,634
   Custodian fees ...............................................          2,856
Accrued expenses and other liabilities ..........................         23,833
                                                                    ------------
        Total Liabilities .......................................      1,172,411
                                                                    ------------
NET ASSETS ......................................................   $111,119,101
                                                                    ============
NET ASSETS CONSISTED OF:
Paid-in capital .................................................   $ 99,564,463
Undistributed net investment income .............................      2,957,822
Accumulated net realized gain on investments ....................      3,726,242
Net unrealized appreciation of investments ......................      4,870,574
                                                                    ------------
NET ASSETS ......................................................   $111,119,101
                                                                    ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   ($111,119,101/7,563,434 outstanding shares of
   common stock, $0.001 par value, 50,000,000 shares authorized)    $      14.69
                                                                    ============
Maximum offering price per share (100/97.75 of $14.69) ..........   $      15.03
                                                                    ============


                       See Notes to Financial Statements.

                                  SENBANC FUND
                             STATEMENT OF OPERATIONS


                                                                    FOR THE
                                                                  FISCAL YEAR
                                                                     ENDED
                                                                AUGUST 31, 2007
                                                                ---------------
INVESTMENT INCOME:
     Dividends (Net of foreign withholding taxes of $18,619)     $  5,120,038
     Interest income .......................................          295,169
                                                                 ------------
          Total income .....................................        5,415,207
                                                                 ------------
EXPENSES:
     Advisory fees .........................................          966,147
     Distribution fees .....................................          901,524
     Administration and accounting fees ....................          193,519
     Transfer agent fees ...................................          183,940
     Professional fees .....................................           54,770
     Printing and shareholder reporting fees ...............           47,315
     Directors' and officers' fees .........................           42,581
     Custodian fees ........................................           30,277
     Registration and filing fees ..........................           21,916
     Other expenses ........................................           15,396
                                                                 ------------
          Total expenses ...................................        2,457,385
                                                                 ------------
NET INVESTMENT INCOME ......................................        2,957,822
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
     Net realized gain from investments ....................        4,114,280
     Net change in unrealized appreciation on investments ..      (15,512,591)
                                                                 ------------
     Net realized and unrealized loss from investments .....      (11,398,311)
                                                                 ------------
     Net decrease in net assets resulting from operations ..     $ (8,440,489)
                                                                 =============


                       See Notes to Financial Statements.

                                  SENBANC FUND
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                           FOR THE               FOR THE
                                                                                         FISCAL YEAR           FISCAL YEAR
                                                                                            ENDED                 ENDED
                                                                                       AUGUST 31, 2007       AUGUST 31, 2006
                                                                                       ---------------       ---------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income .....................................................        $  2,957,822          $  3,190,506
     Net realized gain from investments ........................................           4,114,280             4,304,498
     Net change in unrealized appreciation on investments ......................         (15,512,591)            1,529,299
                                                                                        ------------          ------------
          Net increase (decrease) in net assets resulting from operations ......          (8,440,489)            9,024,303
                                                                                        ------------          ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income .....................................................          (3,190,506)           (1,518,443)
     Net realized capital gain .................................................          (4,336,731)           (4,067,335)
                                                                                        ------------          ------------
          Total dividends and distributions ....................................          (7,527,237)           (5,585,778)
                                                                                        ------------          ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
     Proceeds from shares sold .................................................           4,578,577            10,542,359
     Reinvestment of distributions .............................................           6,961,407             5,203,018
     Shares redeemed ...........................................................         (70,045,843)          (63,841,566)
                                                                                        ------------          ------------
          Net decrease in net assets derived from capital share transactions ...         (58,505,859)          (48,096,189)
                                                                                        ------------          ------------
TOTAL DECREASE IN NET ASSETS ...................................................         (74,473,585)          (44,657,664)

NET ASSETS:
     Beginning of year .........................................................         185,592,686           230,250,350
                                                                                        ------------          ------------
     End of year ...............................................................        $111,119,101          $185,592,686
                                                                                        ============          ============

     Undistributed net investment income, end of year ..........................        $  2,957,822          $  3,190,506
                                                                                        ============          ============

                       See Notes to Financial Statements.

                                  SENBANC FUND
                              FINANCIAL HIGHLIGHTS


                                                   FOR THE      FOR THE     FOR THE PERIOD
                                                 FISCAL YEAR   FISCAL YEAR   JULY 1, 2005          FOR THE FISCAL YEARS ENDED
                                                    ENDED         ENDED         THROUGH       -----------------------------------
                                                 AUGUST 31,    AUGUST 31,     AUGUST 31,      JUNE 30,      JUNE 30,     JUNE 30,
                                                    2007          2006           2005*          2005          2004         2003
                                                 -----------   -----------  ---------------   --------      --------     --------

PER SHARE OPERATING PERFORMANCE
Net asset value:
   Beginning of period ........................   $  16.57      $  16.27       $  16.13       $  16.54      $  14.86     $  13.47
                                                  --------      --------       --------       --------      --------     --------
Net investment income/(loss) ..................       0.41          0.29           0.03           0.15          0.04        (0.01)
Net realized and unrealized gain (loss)
   on investments .............................      (1.56)         0.44           0.11           0.78          2.59         2.05
                                                  --------      --------       --------       --------      --------     --------
Total from investment operations ..............      (1.15)         0.73           0.14           0.93          2.63         2.04
                                                  --------      --------       --------       --------      --------     --------
Less distributions from:
Net investment income .........................      (0.31)        (0.12)            --          (0.10)        (0.02)       (0.01)
Net realized gain on investments ..............      (0.42)        (0.31)            --          (1.24)        (0.93)       (0.64)
                                                  --------      --------       --------       --------      --------     --------
Total distributions ...........................      (0.73)        (0.43)            --          (1.34)        (0.95)       (0.65)
                                                  --------      --------       --------       --------      --------     --------
Net asset value:
   End of period ..............................   $  14.69      $  16.57       $  16.27       $  16.13      $  16.54     $  14.86
                                                  ========      ========       ========       ========      ========     ========
Total investment return (excludes sales charge)      (7.47)%        4.52%          0.87%**        5.25%        17.84%       15.87%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000's omitted) ......   $111,119      $185,593       $230,250       $231,651      $217,494     $104,837
Ratio of operating expenses to average
   net assets .................................       1.53%         1.38%          1.43%***       1.40%         1.25%        1.64%
Ratio of net investment income/(loss) to
   average net assets .........................       1.84%         1.53%          0.93%***       0.91%         0.29%       (0.13)%
Portfolio turnover rate .......................       9.74%         7.47%          0.94%         19.90%        51.01%       60.14%


----------------
* As a result of a reorganization that was effective August 31, 2005, the Fund changed its fiscal year end from June 30 to August 31.
**  Not annualized.
*** Annualized.


                       See Notes to Financial Statements.

                                  SENBANC FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2007


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Senbanc Fund (the "Fund"). As of the date hereof, the Fund offers one class of shares and is a non-diversified fund.

RBB has authorized capital of one hundred billion shares of common stock of which 77.873 billion shares are currently classified into one hundred and eighteen classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families."

The Fund commenced operations on July 8, 1999, as a separate portfolio (the "Predecessor Fund") of the Hilliard Lyons Research Trust. After the close of business on August 31, 2005, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund, a newly created portfolio of the Company, that is continuing the business, including carrying forward the financial and performance history, of the Predecessor Fund.

PORTFOLIO VALUATION -- The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York StockExchange
("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (NASDAQ) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Board of Directors. Relying on prices supplied by pricing services or dealers or using Fair Valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2007


INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER -- In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Hilliard Lyons Research Advisors (the "Adviser"), a division of J.J.B. Hilliard, W.L. Lyons, Inc. and an indirect wholly-owned subsidiary of the PNC Financial Services Group, Inc., provides management and investment advisory services to the Fund pursuant to an investment advisory agreement with the Company. For its services, the Adviser is paid a monthly fee at the annual rate of 0.60% of the Fund's average daily net assets. For the year ended August 31, 2007, investment advisory fees were $966,147. As of August 31, 2007, the Fund owed the Adviser $58,169.

PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., and an affiliate of the Adviser serves as administrator for the Fund. For providing administrative and accounting services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.095% of the Fund's first $250 million of average daily net assets; 0.080% of the next $250 million of average daily net assets; 0.060% of the next $250 million of average daily net assets; and 0.040% of the average daily net assets in excess of $750 million, subject to a minimum of $7,500 per month. For the year ended August 31, 2007, PFPC's administration and accounting fees were $193,519.

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2007


Included in the administration and accounting fees shown above are fees for providing regulatory administration services to RBB. For providing those services, PFPC is entitled to receive compensation as agreed to by the Company and PFPC. This fee is allocated to the Fund in proportion to its net assets of the RBB Funds.

In addition, PFPC serves as the Fund's transfer and dividend disbursing agent. For providing transfer agent services, PFPC is entitled to receive a monthly fee, subject to a minimum monthly fee of $3,000, plus out of pocket expenses. For the year ended August 31, 2007, PFPC's transfer agency fees were $183,940.

PFPC Trust Company provides certain custodial services to the Fund. PFPC Trust Company is a wholly-owned subsidiary of PFPC Worldwide, Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. and an affiliate of the Adviser. As compensation for such custodial services, PFPC Trust Company is entitled to receive a monthly fee equal to an annual rate of 0.015% of the first $100 million of the Fund's average gross assets; 0.01% of the next $400 million of average gross assets; and 0.008% of average gross assets over $500 million, subject to a minimum monthly fee of $1,500. For the year ended August 31, 2007, PFPC Trust Company's fees were $30,277.

PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PFPC Worldwide, Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., and an affiliate of the Adviser, provides certain administrative services to the Fund. The Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act, to allow the Fund to reimburse PFPC Distributors for certain expenses incurred in connection with distribution activities. The Directors have authorized a payment of up to 0.60% of the Fund's average net assets annually to reimburse PFPC Distributors for such expenses.

For the year ended August 31, 2007, PFPC Distributors earned $10,118 in underwriting fees and $80,969 for commissions on sales of the Fund's shares.

As of August 31, 2007, the Fund owed PFPC and its affiliates $40,091.

3. INVESTMENT IN SECURITIES

For the year ended August 31, 2007, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                          Investment Securities
                        Purchases           Sales
                       -----------       -----------
                       $15,017,316       $70,212,524

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2007


4. CAPITAL SHARE TRANSACTIONS

As of August 31, 2007, the Fund has 50,000,000 shares of $0.001 par value common stock authorized. Transactions in capital shares were as follows:


                                          For the Fiscal Year               For the Fiscal Year
                                                 Ended                             Ended
                                            August 31, 2007                   August 31, 2006
                                     ----------------------------      ----------------------------
                                       Shares           Value            Shares           Value
                                     ----------      ------------      ----------      ------------
            Sales                       277,877      $  4,578,577         645,428      $ 10,542,359
            Reinvestments               418,102         6,961,407         322,958         5,203,018
            Redemptions              (4,332,989)      (70,045,843)     (3,916,426)      (63,841,566)
                                     ----------      ------------      ----------      ------------
            Net Decrease             (3,637,010)     $(58,505,859)     (2,948,040)     $(48,096,189)
                                     ==========      ============      ==========      ============

5. FEDERAL INCOME TAX INFORMATION

At August 31, 2007, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

            Cost of investments for tax purposes ................   $106,136,767
                                                                    ------------
            Gross tax unrealized appreciation ...................   $ 11,458,611
            Gross tax unrealized depreciation ...................    (6,588,037)
                                                                    ------------
            Net tax unrealized appreciation on investments ......   $  4,870,574
                                                                    ============

As of August 31, 2007, the components of distributable earnings on a tax basis were as follows:

             Undistributed ordinary income ......................   $  3,402,300
             Undistributed long-term capital gain ...............      3,281,764
                                                                    ------------
             Total distributable earnings .......................   $  6,684,064
                                                                    ============

At August 31, 2007, the Fund had no capital loss carryforwards available to offset future capital gains.

Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2007, the Fund incurred no post-October capital losses.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes. Dividends paid from short-term capital gains are treated as ordinary income dividends for federal tax purposes.

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2007


The tax character of dividends and distributions paid were as follows:

                                                   For the Years Ended
                                           August 31, 2007      August 31, 2006
                                           ---------------      ---------------

           Distributions paid from:
              Ordinary income ..........    $ 3,190,506          $ 3,227,512
              Long-term capital gains ..      4,336,731            2,358,266
                                            -----------          -----------
                                            $ 7,527,237          $ 5,585,778
                                            ===========          ===========

6. INDUSTRY CONCENTRATION RISK

Since the Fund's investments are concentrated in the banking industry, they are subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry; therefore, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries.

7. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management has evaluated the impact of FIN 48 and has determined it will have no impact on the Fund's financial statements.

In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Although still in the process of evaluating the impact, if any, upon adoption of the standard, management believes there will be no material impact other than enhanced disclosures.

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2007


8. SUBSEQUENT EVENT

At a meeting of the Board of Directors of the Company held on September 6, 2007, the Adviser, in response to the Directors' request to explore alternatives to increase the Fund's assets, proposed a restructuring of the Fund. The proposed restructuring involves the following changes: (1) changing the Fund from a non-diversified fund to a diversified fund; (2) changing the Fund's fundamental investment restriction that requires the Fund to concentrate its investments in the banking industry so that the Fund may pursue the diversified strategy; and
(3) changing the name of the Fund to AQA Fund (AQA stands for Automated Quantitative Analysis). The change in the Fund's fundamental investment restriction on industry concentration will be submitted to Fund shareholders for approval at a meeting to be held on or about December 17, 2007. The change of the Fund to a diversified fund and the change in the name of the Fund do not require shareholder approval.

If shareholders of the Fund approve the change in the Fund's fundamental investment restriction on industry concentration, the restructuring of the Fund will commence on or about January 1, 2008. The Adviser plans to reduce the Fund's concentration in issuers in the banking industry over a period of six to nine months. Although the Adviser will attempt to effect the restructuring of the Fund in a manner that minimizes the tax impact to shareholders, it is possible that shareholders will experience an increase in the Fund's taxable distributions.

                                  SENBANC FUND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of Senbanc Fund and Board of Directors of The RBB Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Senbanc Fund, one of the portfolios constituting The RBB Fund, Inc. (the "Fund"), as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Senbanc Fund of The RBB Fund, Inc. as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
October 21, 2007

                                  SENBANC FUND
                            SUPPLEMENTAL INFORMATION
                                   (UNAUDITED)
                                 AUGUST 31, 2007


SHAREHOLDER TAX INFORMATION

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end, August 31, as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2007, the following dividends and distributions per share were paid by the Fund:

                            ORDINARY INCOME
                      ---------------------------
                         Net
                      Investment       Short-Term       Long-Term
                        Income            Gains           Gains
                      ----------       ----------       ---------
                        $0.31           $0.00           $0.42

Dividends paid from short-term capital gains are treated as ordinary income dividends for federal tax purposes.

The percentage of total ordinary income dividends paid qualifying for the corporate dividend received deduction for the Fund is 100%.

The percentage of total ordinary income dividends paid qualifying for the 15% tax rate for the Fund is 100%.

These amounts were reported to shareholders as income in 2006. Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2007. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax return, will be made in conjunction with Form 1099-DIV and will be mailed in January 2008.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

                                  SENBANC FUND
                                OTHER INFORMATION
                                   (UNAUDITED)
                                 AUGUST 31, 2007


PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available without charge, upon request by calling 800-444-1854, at www.hilliard.com and on the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

HILLIARD LYONS RESEARCH ADVISORS

As required by the Investment Company Act, the Company's Board of Directors (the "Board"), including all of the Directors who are not "interested persons" of the Company, as that term is defined in the Investment Company Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between the Adviser and the Company (the "Advisory Agreement") on behalf of the Fund at a meeting of the Board held on May 25, 2007. At this meeting, the Board approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from the Adviser mailed in advance of the meeting that addressed most, if not all, of the factors listed below. The Adviser also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser's services provided to the Fund;
(ii) descriptions of the experience and qualifications of the Adviser's personnel providing those services; (iii) the Adviser's investment philosophies and processes; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser's current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) the Adviser's compliance procedures; (viii) the Adviser's financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper, Inc. ("Lipper") comparing the Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark. No one factor was determinative in the Board's consideration of the Advisory Agreement.

                                  SENBANC FUND
                          OTHER INFORMATION (CONCLUDED)
                                   (UNAUDITED)
                                 AUGUST 31, 2007


The Directors then met in executive session with counsel to discuss and consider information presented in connection with the continuation of the Advisory Agreement as well as the Directors' responsibilities and duties in approving the Advisory Agreement.

The Directors next considered that the contractual management fees and the actual management fees for the Fund were lower than the median of the Lipper peer group. The Directors noted that the Adviser does not manage any other product in a similar strategy as that of the Fund. The Directors examined the total expense ratio, including Rule 12b-1 fees and shareholder servicing fees, of the Fund, noting the Fund's expense ratio was lower than the median of its peers. The Directors then noted that the Adviser agreed to voluntarily waive its advisory fee and reimburse expenses of the Fund to limit the Fund's total annual operating expenses to 1.75%, further noting that the Fund has not had to waive its advisory fee or reimburse expenses in the past several years because total annual operating expenses have been below 1.75%.

Next, the Directors evaluated the performance of the Fund. The Fund's performance was below the median performance of its Lipper peers for the one, two, three and four year periods ended March 31, 2007, but exceeded the median of its Lipper peer group for the five-year period ended March 31, 2007. The Fund lagged its benchmark, the Nasdaq Bank Index, for the one and three-year periods but exceeded its benchmark for the five-year period ended March 31, 2007. The Directors considered and assessed the reasons for the lagging performance of the Fund relative to its peer group and benchmark.

The Directors then determined that the nature, extent and quality of the services provided by the Adviser in advising the Fund was satisfactory; the profits earned by the Adviser seemed reasonable; and the benefits derived by the Adviser from managing the Fund seemed reasonable. The Directors discussed and considered any economies of scale realized by the Fund as a result of asset growth.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, and separately the Independent Directors, concluded that the advisory fee structure was reasonable and determined that the Adviser's Advisory Agreement be continued for another one-year period ending August 16, 2008.

                                  SENBANC FUND
                                 PRIVACY NOTICE
                                   (UNAUDITED)


The SENBANC FUND of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

         o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

         o  Information about your transactions with the Fund.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 444-1854.

                                 FUND MANAGEMENT
                                  (UNAUDITED)


     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                             POSITION(S)     TERM OF OFFICE                                        PORTFOLIOS IN          OTHER
   NAME, ADDRESS,               HELD         AND LENGTH OF           PRINCIPAL OCCUPATION(S)      FUND COMPLEX      DIRECTORSHIPS
  AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)           DURING PAST 5 YEARS          OVERSEEN BY     HELD BY DIRECTOR
                                                                                                    DIRECTOR*

------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Julian A. Brodsky            Director       1988 to present   Since 1969, Director and Vice            16      Comcast Corporation;
 Comcast Corporation                                           Chairman, Comcast Corporation                    AMDOCS Limited
 1500 Market Street,                                           (cable television and                            (service provider to
 35th Floor                                                    communications); Director, NDS                   telecommunications
 Philadelphia, PA 19102                                        Group PLC (provider of systems and               companies)
 DOB: 7/16/33                                                  applications for digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
 Nicholas A. Giordano         Director       Since 2006        Consultant, financial services           16      Kalmar Pooled
 103 Bellevue Parkway                                          organizations from 1997 to present.              Investment Trust
 Wilmington, DE 19809                                                                                           (registered
 DOB: 03/7/43                                                                                                   investment company);
                                                                                                                WT Mutual Fund
                                                                                                                (registered
                                                                                                                investment company);
                                                                                                                Independence Blue
                                                                                                                Cross; IntriCon
                                                                                                                Corporation
                                                                                                                (industrial furnaces
                                                                                                                and ovens); Commerce
                                                                                                                Bancorp, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Francis J. McKay             Director       1988 to present   Since 2000, Vice President, Fox          16      None
 Fox Chase Cancer Center                                       Chase Cancer Center (biomedical
 333 Cottman Avenue                                            research and medical care).
 Philadelphia, PA 19111
 DOB: 12/06/35
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

1 Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs.
  Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of
  Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                                  (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                             POSITION(S)     TERM OF OFFICE                                        PORTFOLIOS IN          OTHER
   NAME, ADDRESS,               HELD         AND LENGTH OF           PRINCIPAL OCCUPATION(S)      FUND COMPLEX      DIRECTORSHIPS
  AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)           DURING PAST 5 YEARS          OVERSEEN BY     HELD BY DIRECTOR
                                                                                                    DIRECTOR*

------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Arnold M. Reichman           Chairman       2005 to present   Director, Gabelli Group Capital          16      None
 106 Pierrepont Street                                         Partners, L.P. (an investment
 Brooklyn, NY 11201           Director       1991 to present   partnership) from 2000 to 2006.
 DOB: 5/21/48
------------------------------------------------------------------------------------------------------------------------------------
 Mark A. Sargent              Director       Since 2006        Dean and Professor of Law,               16      WT Mutual Fund
 Villanova University                                          Villanova University School of Law               (registered
 School of Law                                                 since July 1997.                                 investment company);
 299 North Spring Mill Road                                                                                     NYSE Regulation,
 Villanova, PA 19085                                                                                            Inc.; Financial
 DOB: 4/28/51                                                                                                   Industry Regulatory
                                                                                                                Authority (FINRA)
------------------------------------------------------------------------------------------------------------------------------------
 Marvin E. Sternberg          Director       1991 to present   Since 1974, Chairman, Director and       16      Moyco Technologies,
 Moyco Technologies, Inc.                                      President, Moyco Technologies, Inc.              Inc.
 200 Commerce Drive                                            (manufacturer of precision coated
 Montgomeryville, PA 18936                                     and industrial abrasives). Since
 DOB: 3/24/34                                                  1999, Director, Pennsylvania
                                                               Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
 Robert A. Straniere          Director       Since 2006        Member, New York State Assembly          16      Reich and Tang Group
 300 East 57th Street                                          (1981-2004); Founding Partner,                   (asset management);
 New York, NY 10022                                            Straniere Law Firm (1980 to date);               The Sparx Japan
 DOB: 3/28/41                                                  Partner, Kanter-Davidoff (law firm)              Funds Group
                                                               (2006 to date).                                  (registered
                                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

1 Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs.
  Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of
  Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                                  (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                             POSITION(S)     TERM OF OFFICE                                        PORTFOLIOS IN          OTHER
   NAME, ADDRESS,               HELD         AND LENGTH OF           PRINCIPAL OCCUPATION(S)      FUND COMPLEX      DIRECTORSHIPS
  AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)           DURING PAST 5 YEARS          OVERSEEN BY     HELD BY DIRECTOR
                                                                                                    DIRECTOR*

------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
 Robert Sablowsky             Director       1991 to present   Since July 2002, Senior Vice             16      Kensington Funds
 Oppenheimer & Company, Inc.                                   President and prior thereto,                     (registered
 200 Park Avenue                                               Executive Vice President of                      investment company)
 New York, NY 10166                                            Oppenheimer & Co., Inc., formerly
 DOB: 4/16/38                                                  Fahnestock & Co., Inc. (a
                                                               registered broker-dealer). Since
                                                               November 2004, Director of
                                                               Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
 J. Richard Carnall           Director       2002 to present   Director of PFPC Inc. from January       16      Cornerstone Bank
 103 Bellevue Parkway                                          1987 to April 2002, Chairman and
 Wilmington, DE 19809                                          Chief Executive Officer of PFPC
 DOB: 9/25/38                                                  Inc. until April 2002, Executive
                                                               Vice President of PNC Bank,
                                                               National Association from October
                                                               1981 to April 2002, Director of
                                                               PFPC International Ltd. (financial
                                                               services) from August 1993 to April
                                                               2002, Director of PFPC
                                                               International (Cayman) Ltd.
                                                               (financial services) from September
                                                               1996 to April 2002; Governor of the
                                                               Investment Company Institute
                                                               (investment company industry trade
                                                               organization) from July 1996 to
                                                               January 2002; Director of PNC Asset
                                                               Management, Inc. (investment
                                                               advisory) from September 1994 to
                                                               March 1998; Director of PNC
                                                               National Bank from October 1995 to
                                                               November 1997; Director of Haydon
                                                               Bolts, Inc. (bolt manufacturer) and
                                                               Parkway Real Estate Company
                                                               (subsidiary of Haydon Bolts, Inc.)
                                                               since 1984; and Director of
                                                               Cornerstone Bank since March 2004.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

1 Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs.
  Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of
  Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2 Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr.
  Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation; the investment adviser to the
  Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.; and the Company's
  principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky
  is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

                           FUND MANAGEMENT (CONCLUDED)
                                  (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                             POSITION(S)     TERM OF OFFICE                                        PORTFOLIOS IN          OTHER
   NAME, ADDRESS,               HELD         AND LENGTH OF           PRINCIPAL OCCUPATION(S)        FUND COMPLEX      DIRECTORSHIPS
  AND DATE OF BIRTH          WITH FUND        TIME SERVED              DURING PAST 5 YEARS          OVERSEEN BY     HELD BY DIRECTOR
                                                                                                      DIRECTOR

------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
 Edward J. Roach              President      1991 to present   Certified Public Accountant; Vice        N/A     N/A
 103 Bellevue Parkway            and               and         Chairman of the Board, Fox Chase
 Wilmington, DE 19809         Treasurer      1988 to present   Cancer Center; Trustee Emeritus,
 DOB: 6/29/24                                                  Pennsylvania School for the Deaf;
                                                               Trustee Emeritus, Immaculata
                                                               University; Managing General
                                                               Partner, President since 2002,
                                                               Treasurer since 1981 and Chief
                                                               Compliance Officer since September
                                                               2004 of Chestnut Street Exchange
                                                               Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Jennifer Rogers              Secretary      2007 to present   Since 2005, Vice President and           N/A     N/A
 301 Bellevue Parkway                                          Counsel, PFPC Inc. (financial
 2nd Floor                                                     services company); Associate,
 Wilmington, DE 19809                                          Stradley, Ronon, Stevens & Young,
 DOB: 7/28/74                                                  LLC (law firm) from 1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
 Salvatore Faia,                 Chief       Since 2004        President, Vigilant Compliance           N/A     N/A
 Esquire, CPA                 Compliance                       Services since 2004; Senior Legal
 Vigilant Compliance Services  Officer                         Counsel, PFPC Inc. from 2002 to
 186 Dundee Drive, Suite 700                                   2004; Chief Legal Counsel, Corviant
 Williamstown, NJ  08094                                       Corporation (Investment Adviser,
 DOB: 12/25/62                                                 Broker-Dealer and Service Provider
                                                               to Investment Advisers and Separate
                                                               Accountant Providers) from 2001 to
                                                               2002.
------------------------------------------------------------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               INVESTMENT ADVISER

                    Hilliard, Lyons Research Advisors
                    500 West Jefferson Street
                    Louisville, KY 40202

                                  ADMINISTRATOR

                    PFPC Inc.
                    301 Bellevue Parkway
                    Wilmington, DE 19809

                                 TRANSFER AGENT

                    PFPC Inc.
                    101 Sabin Street
                    Pawtucket, RI 02866

                                   UNDERWRITER

                    PFPC Distributors, Inc.
                    760 Moore Road
                    King of Prussia, PA 19406

                                    CUSTODIAN

                    PFPC Trust Company
                    8800 Tinicum Boulevard
                    Suite 200
                    Philadelphia, PA 19153

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

                    Deloitte & Touche LLP
                    1700 Market Street
                    Philadelphia, PA 19103

                                  LEGAL COUNSEL

                    Drinker Biddle & Reath LLP
                    One Logan Square
                    18th and Cherry Streets
                    Philadelphia, PA 19103

[GRAPHIC OMITTED]
BEAR
STEARNS


                   BEAR STEARNS CUFS(R) MLP MORTGAGE PORTFOLIO
                                       OF
                               THE RBB FUND, INC.






                                  ANNUAL REPORT

                                 August 31, 2007






This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Portfolio.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO

               ANNUAL REPORT FOR THE PERIOD ENDED AUGUST 31, 2007
--------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to present the annual report for the Bear Stearns CUFS(R) Managed Leverage Program ("MLP") Mortgage Portfolio (the "Portfolio"), a series of The RBB Fund, Inc., covering the period from December 19, 2006 through August 31, 2007.

Portfolio performance information, market commentary and our outlook for the period ended August 31, 2007 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW:

From inception in December 2006 through the end of August, the Mortgage Portfolio generated a total return of 3.10%. The Portfolio's primary benchmark, the Lehman Brothers 1-3 Month Treasury Bill Indexes returned 3.58% during the same period.

Despite a benign start to the year, 2007 will no doubt be remembered as the year that easy access to credit for U.S. consumers came to a sharp end. After years of aggressive lending and rising home prices, by mid-year the U.S. mortgage market began to feel the impact of a rapid rise in delinquencies and growing credit concerns, particularly amongst subprime borrowers. The fixed income market's response to the negative data, which included growing concerns over inflated home prices and a softening economy, triggered re-pricing of risk across all sectors as well as a flight to U.S. Treasury securities. Two-year Treasury yields dropped by more than 100 basis points during the summer, while ten-year Treasury yields dropped 80 basis points. In conjunction with the end of the credit cycle, volatility in all segments of the fixed-income markets returned. Dislocations in global credit markets deepened toward the end of the summer as credit concerns and forced liquidations continued to plague fixed income markets. As liquidity concerns spread from hedge funds and structured investment vehicles to banks and mortgage lenders, the Federal Open Market Committee proactively defended short-term borrowing rates by cutting the discount rate and injecting funds into the banking system. Spreads appeared to have settled down as the summer ended, but not enough to overcome meaningful underperformance in the mortgage sector.

By the end of August, the mortgage market had suffered through a three-month period of underperformance that rivaled the worst of any periods of historical performance for the sector. During those months, agency mortgage securities underperformed duration-matched Treasuries by 1.64%, rivaling performance seen during the refinancing-driven supply overhang in the summer of 2003 that resulted from record low mortgage rates. Non-agency mortgage securities suffered more, as forced selling and risk aversion by market makers and clients alike shut down both new issuance and secondary trading of lower credit mortgage securities. Other credit markets followed suit, with corporate bonds, commercial mortgages and asset-backed securities all underperforming in the flight to quality.

PORTFOLIO OVERVIEW:

Throughout the period, credit quality in the Portfolio has remained high. The vast majority of trading has been in AAA rated securities. While these securities have suffered along with all mortgage-related securities, the risk of credit impairment for these holdings remains low. The impact of rising liquidity risk and associated spread widening for much of the Portfolio's holdings were tempered somewhat by hedging strategies, including both options and interest-rate swaps. The Portfolio's allocation to interest-only securities benefited performance as the same forces that caused spread widening in the mortgage sector also led to a significant drop in prepayment risk. The Portfolio continues to hold a meaningful position in interest-only securities, to express the view that mortgage prepayment speeds will be slow during the foreseeable future.

To take advantage of recent market dislocations, additions were made to the Portfolio's holdings of agency and non-agency hybrid adjustable-rate mortgage securities. These securities traded at historically cheap levels and offered opportunities both for attractive yields as well as capital appreciation. Prime jumbo pass-through securities have also cheapened to what we believe to be very attractive levels despite overall strong performance and strong credit protection, therefore the allocation to these securities has increased.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO

         ANNUAL REPORT FOR THE PERIOD ENDED AUGUST 31, 2007 (CONTINUED)

We are available to assist in-person Monday through Friday during normal business hours by calling 1-800-519-CUFS. General online information about the CUFS(R) MLP Mortgage Portfolio is available at www.bsamonline.com. Click under the Additional Products and Services navigation bar to reach the CUFS(R) MLP Mortgage Portfolio section of the website.

Thank you for entrusting your credit union's capital to the Bear Stearns CUFS MLP Mortgage Portfolio. We remain focused on achieving the Portfolio's long-term investment goals.


                     CUFS(R): HELPING CREDIT UNIONS DO WELL
                            SO THAT THEY CAN DO GOOD

Sincerely,





Wade Charles Barnett                               Andrew Headley, CFA
Senior Managing Director, CUFS(R)                  Portfolio Manager
Bear Stearns & Co., Inc.                           Bear Stearns Asset Management

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                              FUND EXPENSE EXAMPLE
                                   (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from March 1, 2007 through August 31, 2007, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.


                              ---------------------------------------------------------------------------
                              BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE     EXPENSES PAID DURING
                                    MARCH 1, 2007              AUGUST 31, 2007               PERIOD*
                              -----------------------       --------------------     --------------------
Actual                                 $1,000.00                     $1,017.40                       $3.05

Hypothetical
   (5% return before
   expenses)                            1,000.00                      1,022.14                        3.06

----------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.60%, which includes waived fees or reimbursed expenses, multiplied by the number of days
  (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Portfolio's ending account value on the first line is based on the actual six-month total return of 1.74%.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                              MANAGEMENT COMMENTARY
                                   (UNAUDITED)

PERFORMANCE

The Portfolio's total return from inception on December 19, 2006 through August 31, 2007 was 3.10%, net of all fees and expenses. The Portfolio's benchmark, the Lehman Brothers 1-3 Month U.S. Treasury Bill Index2, returned 3.58% for the same period.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                         BEAR STEARNS CUFS MLP MORTGAGE
            PORTFOLIO VS. LEHMAN BROTHERS U.S. TREASURY BILLS INDEX

                   Lehman Bros
                  U.S. Treasury       Bear Stearns CUFS(R)
                 Bills Index(2)      MLP Mortgage Portfolio(1)
                 --------------      -------------------------
12/19/06             $10,000                  $10,000
12/06/07              10,017                   10,038
01/07/07              10,058                   10,089
02/07/07              10,096                   10,134
03/07/07              10,142                   10,178
04/07/07              10,185                   10,226
05/07/07              10,228                   10,276
06/07/07              10,270                   10,295
07/07/07              10,309                   10,293
08/07/07              10,360                   10,310


The chart assumes a hypothetical $10,000 initial investment in the Portfolio made on December 19, 2006 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is an actively managed mutual fund while the Lehman Brothers is unmanaged, does not incur expenses and is not available for investment.

--------------------------------------------------------------------------------
                FOR PERIOD DECEMBER 19, 2007* TO AUGUST 31, 2007
                           AVERAGE ANNUAL TOTAL RETURN

                                                                   SINCE
                                                                 INCEPTION
                                                                 ---------
  Bear Stearns CUFS(R) MLP Mortgage Portfolio                      3.10%
  Lehman Brothers U.S. Treasury Bills Index                        3.58%
--------------------------------------------------------------------------------

    PERFORMANCE QUOTED IS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED ABOVE. CALL CUFS(R) AT 1-800-519-CUFS (2837) FOR RETURNS CURRENT TO THE MOST RECENT MONTH-END. THE PORTFOLIO'S GROSS ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, IS 0.60%. THE PERFORMANCE DATA REFLECTS FEE WAIVERS AND EXPENSE REIMBURSEMENTS. THE RETURNS COULD HAVE BEEN LOWER IF THESE WAIVERS AND EXPENSE REIMBURSEMENTS WERE NOT IN EFFECT.

    PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

----------
*   Commencement of operations.
(1) Net of fees and expenses.
(2) The Lehman Brothers U.S. Treasury Bills 1-3 Month Index is the 1-3 Month component of the Lehman Brothers U.S. Treasury Bills Index. The Lehman Brothers Treasury Bill Index includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. Source: Lehman Live.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2007


                                                                               % OF NET
           SECURITY TYPE CLASSIFICATION                                         ASSETS               VALUE
-------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                                               52.7%          $ 84,975,456
GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS                                     37.6             60,676,596
MORTGAGE DERIVATIVES                                                              14.8             23,826,323
SHORT TERM OBLIGATIONS                                                             5.0              7,989,762
OPTIONS PURCHASED                                                                  0.1                203,125
SECURITIES SOLD SHORT: FEDERAL NATIONAL MORTGAGE ASSOCIATION                     (20.3)           (32,809,358)
OTHER ASSETS IN EXCESS OF LIABILITIES                                             10.1             16,415,646
                                                                                 -----           ------------
     NET ASSETS                                                                  100.0%          $161,277,550
                                                                                 =====           ============

----------------
     Portfolio holdings are subject to change at any time.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2007

                                       MOODY'S/         PAR         FAIR
                                        S&P(B)        (000'S)       VALUE
                                        -------       -------    ------------
GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS--37.6%
FEDERAL HOME LOAN MORTGAGE CORPORATION--14.6%
   5.941% 08/01/36 (a) .............    Aaa/AAA       $ 7,899    $  7,955,440
   5.969% 09/01/36 (a) .............    Aaa/AAA         3,822       3,854,939
   6.500% 10/01/36 .................    Aaa/AAA         2,046       2,078,111
   5.887% 11/01/36 (a) .............    Aaa/AAA         3,729       3,751,334
   6.500% 11/01/36 .................    Aaa/AAA           903         917,291
   5.828% 08/01/37 (a) .............    Aaa/AAA         5,000       5,019,097
                                                                 ------------
                                                                   23,576,212
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--23.0%
   6.073% 10/01/36 (a) .............    Aaa/AAA         3,541       3,584,011
   6.101% 10/01/36 (a) .............    Aaa/AAA         1,836       1,860,317
   5.500% 12/01/36 .................    Aaa/AAA        14,576      14,243,002
   5.865% 12/01/36 (a) .............    Aaa/AAA         1,895       1,910,257
   5.557% 09/01/37 (a) .............    Aaa/AAA         3,000       3,003,427
   5.000% 09/13/37 TBA .............    Aaa/AAA        10,000       9,503,120
   6.000% 09/14/37 TBA .............    Aaa/AAA         3,000       2,996,250
                                                                 ------------
                                                                   37,100,384
                                                                 ------------
      TOTAL GOVERNMENT AGENCY
        MORTGAGE-BACKED
        OBLIGATIONS
        (Cost $60,703,485)...................................      60,676,596
                                                                 ------------
MORTGAGE DERIVATIVES--14.8%
FANNIE MAE (IO)--10.6%
   5.000% 10/01/33 .................    Aaa/AAA        11,477       2,789,679
   5.500% 04/01/36 .................    Aaa/AAA         8,636       2,176,973
   5.500% 05/25/23 .................    Aaa/AAA         1,640         543,559
   5.500% 07/25/28 .................    Aaa/AAA        35,997       2,777,597
   5.500% 04/01/36 .................    Aaa/AAA        14,557       3,703,757
   5.000% 02/01/35 .................    Aaa/AAA         3,620         876,674
   5.000% 02/01/35 .................    Aaa/AAA         2,154         478,240
   4.500% 12/01/18 .................    Aaa/AAA         8,703       1,335,530
   4.500% 01/01/19 .................    Aaa/AAA         8,702       1,337,906
   4.500% 03/01/20 .................    Aaa/AAA         3,260         506,233
   4.500% 03/01/20 .................    Aaa/AAA         3,322         522,761
                                                                 ------------
                                                                   17,048,909
                                                                 ------------
FANNIE MAE (PO)--0.5%
   0.000% 06/25/36 .................    Aaa/AAA         1,440         869,292
                                                                 ------------
FREDDIE MAC (IO)--0.7%
   5.500% 07/15/16 .................    Aaa/AAA         1,322         228,136
   5.500% 05/15/24 .................    Aaa/AAA         7,066         334,718
   5.500% 12/15/24 .................    Aaa/AAA         3,682         194,018
   5.000% 05/15/34 .................    Aaa/AAA        11,299         393,616
                                                                 ------------
                                                                    1,150,488
                                                                 ------------
FREDDIE MAC (PO)--1.0%
   0.000% 09/15/35 .................    Aaa/AAA         1,199         706,637
   0.000% 09/15/36 .................    Aaa/AAA         1,417         865,025
                                                                 ------------
                                                                    1,571,662
                                                                 ------------


                                       MOODY'S/         PAR         FAIR
                                        S&P(B)        (000'S)       VALUE
                                        -------       -------    ------------
NON-AGENCY--2.0%
 Chase Mortgage Finance Corp.
   Series 2003-S15, 2A11 (a) IVIO
   2.045% 01/25/34 .................    Aaa/AAA       $11,791    $    555,182
 Citicorp Mortgage Securities,
   Inc. Series 2004-2, A3 (a) IVIO
   2.045% 03/25/34 .................    Aaa/AAA        15,389         796,849
 CWALT Series 2006-43CB IO
   6.000% 02/25/37 .................    Aaa/AAA         5,112       1,833,941
                                                                 ------------
                                                                    3,185,972
                                                                 ------------
      TOTAL MORTGAGE DERIVATIVES
        (Cost $22,825,787)...................................      23,826,323
                                                                 ------------
COLLATERALIZED MORTGAGE
OBLIGATIONS--52.7%
 Banc of America Mortgage
   Securities, Inc. Series 2005-H (a)
   4.802% 09/25/35 .................    Aaa/AAA         2,000       1,952,065
 Banc of America Mortgage
   Securities, Inc. Series 2007-3
   6.000% 03/25/49 .................    Aaa/AAA         5,000       4,913,672
 Citigroup Mortgage Loan
   Trust, Inc. Series 2007-AR8 (a)
   5.930% 07/25/37 .................    Aaa/AAA         4,935       4,908,306
 Countrywide Asset-Backed
   Certificates Series 2004-AB2 (a)
   6.105% 05/25/36 .................     Aa3/AA           500         431,654
 Countrywide Home Loan
   Mortgage Pass-Through
   Trust Series 2007-HY1 (a)
   5.702% 04/25/37 .................    Aaa/AAA         2,792       2,762,698
 CWALT Series 2003-3 (a)
   6.005% 04/25/18 .................    Aaa/AAA         1,633       1,631,347
 CWALT Series 2006-2CB
   5.500% 03/25/36 .................    Aaa/AAA           915         906,864
 CWALT Series 2006-43CB
   6.000% 02/25/37 .................    Aaa/AAA         1,769       1,768,829
 CWALT Series 2006-HY13 (a)
   5.905% 02/25/37 .................    Aaa/AAA        12,561      12,479,785
 CWALT Series 2006-J2
   6.000% 04/25/36 .................    Aaa/AAA         8,793       8,785,243
 CWALT Series 2007-2CB
   5.750% 03/25/37 .................    Aa1/AAA         5,383       5,366,799
 CWALT Series 2007-J2
   6.000% 07/25/37 .................    Aaa/AAA         1,953       1,933,692
 Fannie Mae REMICS
   Series 2005-25 (a)
   5.855% 04/25/35 .................    Aaa/AAA         2,521       2,498,582
 First Horizon Asset
   Securities, Inc.
   Series 2006-AR1 (a)
   5.865% 05/25/36 .................    Aaa/AAA         4,316       4,288,595


    The accompanying notes are an integral part of the financial statements.

BEAR STEARNS CUFS(R) MLP
MORTGAGE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2007

                                       MOODY'S/         PAR         FAIR
                                        S&P(B)        (000'S)       VALUE
                                        -------       -------    ------------
COLLATERALIZED MORTGAGE
OBLIGATIONS--(CONTINUED)
 Freddie Mac REMIC
   Series 2995 (a)
   6.011% 06/15/35 .................    Aaa/AAA       $ 2,434    $  2,426,626
 JP Morgan Mortgage
   Trust Series 2005-A4 (a)
   5.176% 07/25/35 .................    Aaa/AAA         1,411       1,377,605
 JP Morgan Mortgage
   Trust Series 2005-A6 (a)
   4.971% 08/25/35 .................    Aaa/AAA           927         910,239
 Residential Asset
   Securitization Trust
   Series 2007-A5
   6.000% 05/25/37 .................    Aaa/AAA         1,880       1,873,293
 Residential Funding
   Mortgage Securities I
   Series 2006-SA4 (a)
   6.121% 11/25/36 .................    Aaa/AAA         8,080       8,060,232
 Residential Funding
   Mortgage Securities I
   Series 2007-SA2
   5.681% 04/25/37 .................    Aa1/AAA         4,741       4,631,886
 Washington Mutual, Inc.
   Series 2007-HY3 (a)
   5.352% 03/25/37 .................     Aaa/AA         1,653       1,603,624
 Washington Mutual, Inc.
   Series 2007-HY4 (a)
   5.560% 04/25/37 .................    Aaa/AAA         4,625       4,576,327
 Wells Fargo Mortgage-
   Backed Securities Trust
   Series 2007-10
   6.250% 07/25/37 .................    Aaa/Aaa         4,853       4,887,493
                                                                 ------------
      TOTAL COLLATERALIZED
      MORTGAGE OBLIGATIONS
        (Cost $85,508,452) ..................................      84,975,456
                                                                 ------------


                                                    CONTRACTS/
                                                     NOTIONAL
                                                      AMOUNT
                                                      (000'S)
                                                    ----------
OPTIONS PURCHASED--0.1%
CALL OPTIONS--0.1%
 U.S. Treasury 10 year Note,
   Strike price $109, Expires 11/20/07                    100         121,875
 U.S. Treasury 10 year Note,
   Strike price $110, Expires 11/20/07                    100          81,250
                                                                 ------------
TOTAL OPTIONS PURCHASED
(Cost $200,800)..............................................         203,125
                                                                 ------------


                                                        PAR          FAIR
                                                      (000'S)        VALUE
                                                     --------    ------------
SHORT TERM OBLIGATIONS--5.0%
GOVERNMENT AGENCIES--0.1%
 Federal Home Loan Bank (d)
   5.009% 09/10/07                                   $    190    $    189,762
                                                                 ------------
REPURCHASE AGREEMENT--4.9%
 Lehman Brothers, Inc.
   (Tri Party Agreement dated
   8/31/07 to be repurchased at
   $7,804,463, collateralized by
   $7,862,024 par value, Federal
   National Mortgage Association,
   6.00% due 10/01/21, Market
   Value of collateral is $7,955,975)
   5.150% 09/04/07                                      7,800       7,800,000
                                                                 ------------
      TOTAL SHORT TERM OBLIGATIONS
        (Cost $7,989,762)....................................       7,989,762
                                                                 ------------
      TOTAL INVESTMENTS--110.2%
        (Cost $177,228,286)..................................     177,671,262
                                                                 ------------
SECURITIES SOLD SHORT--(20.3%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION
   5.000% 09/13/37 TBA                               $(15,000)   $(14,254,680)
   5.500% 09/13/37 TBA                                (19,000)    (18,554,678)
                                                                 ------------
TOTAL SECURITIES SOLD SHORT
(Proceeds received $(32,541,836))............................     (32,809,358)
                                                                 ------------
OTHER ASSETS IN EXCESS OF
LIABILITIES (C)--10.1%.......................................      16,415,646
                                                                 ------------
NET ASSETS--100.0%...........................................    $161,277,550
                                                                 ============

----------
CWALT -- Countrywide Alternative Loan Trust
IVIO -- Inverse Interest Only
IO -- Interest Only
PO -- Principal Only
TBA -- To Be Announced
(a) Adjustable rate security. Interest rate varies due to interest rate fluctuations, or, in the case of certain asset-backed securities, interest payment shortfalls.
(b) Ratings are unaudited.

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2007

(c) Liabilities in excess of other assets include interest rate swaps as follows:


                               NOTIONAL                         UNREALIZED
                 TERMINATION    AMOUNT    FIXED    FLOATING    APPRECIATION
COUNTERPARTY         DATE        (000)     RATE      RATE     (DEPRECIATION)
---------------  -----------   --------   -----    --------   --------------
Deutsche Bank+     09/15/09     $50,000   5.545%   3 month     $  (627,409)
                                                   LIBOR
Deutsche Bank+     09/14/12     $20,000   5.575%   3 month        (527,084)
                                                   LIBOR
                                                               -----------
                                                               $(1,154,493)
                                                               ===========

    + Portfolio pays the fixed rate and receives the floating rate.

(d) All or a portion of the security held as collateral for the following Futures contracts open at August 31, 2007.


  NUMBER                                                   VALUE           VALUE         UNREALIZED
    OF                                    EXPIRATION     AT TRADE            AT         APPRECIATION
CONTRACTS           TYPE                    MONTH          DATE           8/31/07     (DEPRECIATION)
---------   --------------------------   -----------   ------------    ------------   ----------------
Long Positions:
   298      U.S. Treasury 10 Year Note     12/2007      $32,573,191     $32,495,969       $(77,222)
Short Positions:
    67      U.S. Treasury 2 Year Note      12/2007     ($13,818,482)   ($13,812,469)         6,013
   163      U.S. Treasury 5 Year Note      12/2007     ($17,391,957)   ($17,392,609)          (652)
                                                                                          --------
                                                                                          $(71,861)
                                                                                          ========

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2007


ASSETS
   Investments, at fair value (cost $177,228,286)...............................      $177,671,262
   Receivable for securities sold short.........................................        32,541,836
   Receivable for investments sold..............................................         8,170,606
   Dividends and interest receivable............................................           932,923
   Prepaid expenses and other assets............................................             2,873
                                                                                      ------------
     Total assets...............................................................       219,319,500
                                                                                      ------------
LIABILITIES
   Payable for investments purchased............................................        23,479,674
   Distributions payable........................................................           372,657
   Cash overdraft...............................................................            26,348
   Short sales at fair value (proceeds received $32,541,836)....................        32,809,358
   Unrealized depreciation on swap agreements...................................         1,154,493
   Due to broker-variation margin...............................................            71,861
   Payable to the Adviser.......................................................            54,110
   Accrued expenses and other liabilities.......................................            73,449
                                                                                      ------------
     Total liabilities..........................................................        58,041,950
                                                                                      ------------
   Net assets...................................................................      $161,277,550
                                                                                      ============
NET ASSETS CONSISTED OF:
   Capital stock, $0.001 par value .............................................      $     16,251
   Additional paid-in capital ..................................................       162,892,854
   Accumulated net investment income ...........................................            35,682
   Accumulated net realized loss from investments, futures transactions,
     short sales, and swap agreements...........................................          (616,337)
   Net unrealized depreciation on investments, futures transactions,
     short sales, and swap agreements...........................................        (1,050,900)
                                                                                      ------------
   Net assets...................................................................      $161,277,550
                                                                                      ============
   Net asset value, offering and redemption price per share
     ($161,277,550 / 16,251,104 outstanding shares of common stock,
     $0.001 par value, 100,000,000 shares authorized)...........................      $       9.92
                                                                                      ============

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                             STATEMENT OF OPERATIONS


                                                                                                             FOR THE PERIOD
                                                                                                         DECEMBER 19, 2006* TO
                                                                                                             AUGUST 31, 2007
                                                                                                         ---------------------
INVESTMENT INCOME
   Interest income..................................................................................           $ 6,377,706
                                                                                                               -----------
   Total investment income.........................................................................              6,377,706
                                                                                                               -----------
EXPENSES
   Advisory fees....................................................................................               481,417
   Interest expense.................................................................................               185,835
   Administration and accounting fees...............................................................               105,303
   Professional fees................................................................................                43,477
   Directors' and officers' fees....................................................................                35,217
   Transfer agent fees..............................................................................                33,628
   Custodian fees...................................................................................                33,187
   Printing and shareholder reporting fees..........................................................                21,160
   Registration and filing fees.....................................................................                20,875
   Other expenses...................................................................................                 1,000
                                                                                                               -----------
     Total expenses before waivers..................................................................               961,099
     Less: waivers..................................................................................              (179,696)
                                                                                                               -----------
     Net expenses..................................................................................                781,403
                                                                                                               -----------
     Net investment income.........................................................................              5,596,303
                                                                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, FUTURES
TRANSACTIONS, SHORT SALES AND SWAP AGREEMENTS
   Net realized gain (loss) from:
     Investments....................................................................................               524,556
     Futures transactions...........................................................................            (1,653,356)
     Short sales....................................................................................                47,851
     Swap agreements................................................................................               503,000
                                                                                                               -----------
     Total net realized loss from investments, futures transactions,
       short sales, and swap agreements.............................................................              (577,949)
                                                                                                               -----------
   Net unrealized appreciation (depreciation) on:
     Investments....................................................................................               442,976
     Futures transactions...........................................................................               (71,861)
     Short sales....................................................................................              (267,522)
     Swap agreements................................................................................            (1,154,493)
                                                                                                               -----------
     Total net unrealized depreciation from investments, futures transactions,
       short sales, and swap agreements.............................................................            (1,050,900)
                                                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................................................           $ 3,967,454
                                                                                                               ===========

* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                             FOR THE PERIOD
                                                                                                          DECEMBER 19, 2006* TO
                                                                                                             AUGUST 31, 2007
                                                                                                          ---------------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income............................................................................          $  5,596,303
   Net realized loss from investments, futures transactions,
     short sales, and swap agreements...............................................................              (577,949)
   Net unrealized depreciation on investments, futures transactions,
     short sales, and swap agreements...............................................................            (1,050,900)
                                                                                                              ------------
   Net increase in net assets resulting
     from operations................................................................................             3,967,454
                                                                                                              ------------

LESS DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income............................................................................            (5,618,485)
                                                                                                              ------------

INCREASE IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS(1)....................................................................           162,928,581
                                                                                                              ------------
   Total increase in net assets.....................................................................           161,277,550
                                                                                                              ------------

NET ASSETS
   Beginning of period..............................................................................                    --
                                                                                                              ------------
   End of period**..................................................................................          $161,277,550
                                                                                                              ============

----------
*   Commencement of operations.
** Includes undistributed net investment income of $35,682 for the period ended August 31, 2007.
(1) See Note 4 in the Notes to Financial Statements.

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding during the period, total investment return, ratios to average net assets and other supplemental data for the respective period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                                     FOR THE PERIOD
                                                                                  DECEMBER 19, 2006* TO
                                                                                     AUGUST 31, 2007
                                                                                  ---------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ........................................           $  10.00

Net investment income .......................................................               0.38
Net realized and unrealized gain (loss) on investments, futures
   transactions, short sales, and swap agreements ...........................              (0.08)
                                                                                        --------
Net increase in net assets resulting from operations ........................               0.30
                                                                                        --------
Dividends to shareholders from:
Net investment income .......................................................              (0.38)
Net realized capital gains ..................................................                 --
                                                                                        --------
Net asset value, end of period ..............................................           $   9.92
                                                                                        ========
Total investment return(1) ..................................................               3.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ...................................           $161,278
Ratio of expenses to average net assets with waivers and expense
   reimbursements (excluding interest expense)(2) ...........................               0.60%
Ratio of expenses to average net assets with waivers and expense
   reimbursements (including interest expense)(2) ...........................               0.78%
Ratio of expenses to average net assets without waivers and expense
   reimbursements (including interest expense)(2).. .........................               0.95%
Ratio of net investment income to average net assets(2). ....................               5.58%
Portfolio turnover rate .....................................................             259.47%(3)

*   Commencement of operations.
(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(2) Annualized.
(3) The portfolio turnover rate excluding TBA transactions (see Note 1 in Notes to the Financial Statements) is 125.15% for the period December 19, 2006 to August 31, 2007.

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE PERIOD ENDED AUGUST 31, 2007


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Bear Stearns CUFS MLP Mortgage Portfolio (the "Portfolio"), which commenced investment operations on December 19, 2006.

     RBB has authorized capital of one hundred billion shares of common stock of which 77.873 billion shares are currently classified into one hundred and eighteen classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families."

     PORTFOLIO VALUATION -- The Portfolio's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies, if held, are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If price quotes are unavailable or deemed unreliable, securities will be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Portfolio records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Portfolio estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Portfolio's investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-date for the Portfolio. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Portfolio's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     OTHER -- In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is dependent on claims that may be made against the Portfolio in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIOD ENDED AUGUST 31, 2007 (CONTINUED)


     MORTGAGE-RELATED SECURITIES GENERALLY -- The Portfolio may invest in mortgage pass-through securities and multiple-class pass-through securities, such as collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates as well as other securities collateralized by or representing a direct or indirect interest in mortgage-related securities or mortgage loans. The Portfolio may also invest in certain stripped mortgage-backed securities. Some of these securities may contain "embedded leverage" which can make them more sensitive to small movements in interest rates.

     The types of mortgage-related securities in which the Portfolio may invest include: mortgage pass-through securities, including CMOs and REMICs, which may or may not be U.S. Government guaranteed, privately issued mortgage-related securities, stripped mortgage-backed securities, including interest only ("IO") or principal only ("PO") class securities, and floating rate and inverse floating rate securities. Stripped mortgage-backed securities represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Payments received for IOs and POs are used to reduce the cost of the security. Payments in excess of cost are recognized as interest income on the Statement of Operations based on a security's yield to maturity. If the underlying mortgage assets experience greater then anticipated payments of principal, the Portfolio may fail to recoup some or all of it's initial investment in IO securities. For PO securities, accelerated payments of principal will cause a faster then anticipated return of the initial investment resulting in an increased yield to maturity for the security. The market value of these securities is highly sensitive to changes in interest rates.

     TBAs -- The Portfolio may purchase securities on a to-be-announced ("TBA") basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that their value at delivery may be more or less than the trade date purchase price. Although the Portfolio may purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Adviser deems it appropriate.

     FINANCIAL FUTURES CONTRACTS -- The Portfolio may enter into futures contracts to hedge against changes in interest rates and securities prices, or to otherwise manage its term structure, sector selections and duration. Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Portfolio recognizes a realized gain or loss when the contract is closed.

     The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

     OPTIONS CONTRACTS -- The Portfolio may write covered call and put options on futures, or securities it owns or in which it may invest. Writing put options tends to increase the Portfolio's exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future or security transaction to determine the realized gain or loss. The Portfolio, as a writer of an option, has no control over whether the underlying future or security may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the future or security underlying the written option. The Portfolio may not be able to enter into a closing transaction because of an illiquid market.

     The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future or security transaction to determine the realized gain or loss.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIOD ENDED AUGUST 31, 2007 (CONTINUED)


     SWAP AGREEMENTS -- The Portfolio may invest in swap agreements for the purpose of hedging against changes in interest rates. Swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to a notional amount of principle. Swaps are marked to market daily based upon quotations from independent market makers and the change, if any, is recorded as unrealized gain or loss in the statement of operations. Net payments of interest are recorded as realized gain or loss.

     SHORT SALES -- The Portfolio may engage in short sales of securities. A short sale is a sale by the Portfolio of a security which has been borrowed from a third party on the expectation that the market price will decline. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the market at a lower price than the price at which it sold the security. If the price of the security rises, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss to the Portfolio. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed-upon date and price. The seller will be required on a daily basis to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Portfolio will require the seller to deposit additional collateral by the next Portfolio business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Portfolio has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller. The agreements are conditioned upon the collateral being deposited under the Federal Reserve Book Entry System or with the Portfolio's custodian or a third party sub-custodian.

     REVERSE REPURCHASE AGREEMENTS -- The Portfolio may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Portfolio will sell portfolio securities to dealers in U.S. Government securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio's outstanding shares.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies, Inc. ("Bear Stearns"), serves as investment adviser to the Portfolio pursuant to an investment advisory agreement with the Company (the "Advisory Agreement"). For its services, the Adviser is paid a monthly fee at the annual rate of 0.48% of the Portfolio's average daily net assets. BSAM is voluntarily waiving a portion of its advisory fee and reimbursing certain expenses in order to limit the Portfolio's total annual portfolio operating expenses excluding interest expense to 0.60% of the Portfolio's average daily net assets. The fee waiver and expense reimbursement are not contractual, and can be terminated at any time. For the period ended August 31, 2007, investment advisory fees were $481,417, of which $139,578 was waived by the Adviser. As of August 31, 2007, the Portfolio owed the Adviser $54,110 in advisory fees.

     Bear Stearns Pricing Direct, an affiliate of the Portfolio's investment adviser, is the pricing service used to value the Portfolio's fixed income securities having a remaining maturity of greater than 60 days. Bear Stearns Pricing Direct is considered to be an independent pricing service because the Portfolio's investment adviser has no influence on how the securities are priced.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Portfolio. For providing administration and accounting services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.08% of the Portfolio's first $250 million of average daily net assets; 0.06% of the next $250 million of average daily net assets; and 0.04% of the average daily net assets in excess of $500 million. For the period ended August 31, 2007, PFPC's administration and accounting fees were $105,303.

     PFPC voluntarily agreed to waive a portion of its administration and accounting service fees for the Portfolio. For the period ended August 31, 2007, $40,118 was waived by PFPC.

     Included in the administration and accounting fees, shown above, are fees for providing regulatory administration services to RBB. For providing these services, PFPC is entitled to receive compensation as agreed to by the Company and PFPC. This fee is allocated to each portfolio in proportion to its net assets of the RBB Funds.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIOD ENDED AUGUST 31, 2007 (CONTINUED)


     In addition, PFPC serves as the Portfolio's transfer and dividend disbursing agent. For providing transfer agent services, PFPC is entitled to receive an annual fee of $25,000, paid monthly, plus out-of-pocket expenses. For the period ended August 31, 2007, PFPC transfer agency fees were $33,628.

     PFPC Trust Company provides certain custodial services to the Portfolio. PFPC Trust Company is a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. As compensation for such custodial services, PFPC Trust Company is entitled to receive a monthly fee equal to an annual rate of 0.01% of the first $250 million of the Portfolio's average daily gross assets; 0.0075% of the next $250 million of the Portfolio's average daily gross assets; and 0.005% of the Portfolio's average daily gross assets over $500 million. There is a minimum monthly fee of $1,200 for the Portfolio, exclusive of transaction charges and out-of-pocket expenses charged to the Portfolio. For the period August 31, 2007 PFPC Trust Company's custodian fees were $33,187.

     PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., provides certain administrative services to the Portfolio. As compensation for such administrative services, PFPC Distributors is entitled to receive a fee paid by PFPC from the fees PFPC receives from the Portfolio pursuant to the Administration and Accounting Services Agreement.

     The Portfolio will not pay PFPC or PFPC's affiliates at a later time for any amounts waived or any amounts assumed.

     As of August 31, 2007, the Portfolio owed PFPC and its affiliates $27,248 for their services, which is included as a component of accrued expenses and other liabilities on the accompanying Statement of Assets and Liabilities.

3.   INVESTMENT IN SECURITIES

     For the period ended August 31, 2007, aggregate purchases and sales of investment securities (excluding short-term investments and including TBA securities) of the Portfolio were as follows:


                                                PURCHASES         SALES
                                               ------------    ------------
     Investment Securities                     $580,017,955    $408,536,310

4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2007, the Portfolio has 100,000,000 shares of $0.001 par value common stock authorized. Transactions in capital shares were as follows:

                                                          FOR THE
                                                       PERIOD ENDED
                                                      AUGUST 31, 2007
                                                 --------------------------
                                                  SHARES          VALUE
                                                 ----------    ------------
Sales......................................      15,858,652    $159,001,000
Reinvestments..............................         392,553       3,928,597
Redemptions................................            (101)         (1,016)
                                                 ----------    ------------
Net Increase...............................      16,251,104    $162,928,581
                                                 ==========    ============

5.   FEDERAL INCOME TAX INFORMATION

     At  August  31,  2007,   federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by the Portfolio were as follows:


            FEDERAL TAX       UNREALIZED       UNREALIZED      NET UNREALIZED
               COST          APPRECIATION     DEPRECIATION      DEPRECIATION
            ------------     ------------     ------------     --------------
            $177,228,286      $1,949,660      $(1,506,684)        $442,976

     The following permanent differences as of August 31, 2007, attributable to the swap and paydown adjustments, were reclassified to the following accounts:

                              INCREASE IN       DECREASE IN
                              ACCUMULATED       ACCUMULATED    DECREASE IN
                             NET INVESTMENT    NET REALIZED      PAID-IN
                                 INCOME            LOSS          CAPITAL
                             --------------    ------------    -----------
                                $57,864          $(38,388)      $(19,476)

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIOD ENDED AUGUST 31, 2007 (CONCLUDED)


     As of August 31, 2007, the components of distributable earnings on a tax basis were as follows:


                          UNDISTRIBUTED                UNDISTRIBUTED
                         ORDINARY INCOME              LONG-TERM GAINS
                         ---------------              ---------------
                             $408,339                      $  --

     As of August 31, 2007, the Fund had a capital loss carryforward of $685,873, available to offset future capital gains. This capital loss carryforward will expire on August 31, 2015 if it is not utilized by future capital gains.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the period ended August 31, 2007, the Fund does not expect to elect to defer any losses for the period December 19, 2007 to August 31, 2007.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

     The tax character of dividends paid during the year ended August 31, 2007 was as follows:

     Ordinary income                  $5,618,485
     Long-term capital gains                  --

     Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

6.   NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109." FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management has adopted FIN 48 and has determined that it has no impact on the Portfolio's financial statements.

     In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Although still in the process of evaluating the impact, if any, upon adoption of the standard, management believes there will be no material impact other than enhanced disclosures.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of Bear Stearns CUFS MLP Mortgage Portfolio and Board of Directors of The RBB Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Bear Stearns CUFS MLP Mortgage Portfolio, one of the portfolios constituting The RBB Fund, Inc. (the "Portfolio"), as of August 31, 2007, and the related statements of operations, changes in net assets and the financial highlights for the period from December 19, 2006 (commencement of operations) through August 31, 2007. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bear Stearns CUFS MLP Mortgage Portfolio of The RBB Fund, Inc. as of August 31, 2007, the results of its operations, the changes in its net assets and its financial highlights for the period from December 19, 2006 (commencement of operations) through August 31, 2007, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
October 21, 2007

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                                OTHER INFORMATION
                                   (UNAUDITED)


PROXY VOTING

     Policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (800) 519-CUFS (2837) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF ADVISORY AGREEMENT

     As required by the Investment Company Act, the Company's Board of Directors (the "Board"), including all of the Directors who are not "interested persons" of the Company, as that term is defined in the Investment Company Act (the "Independent Directors"), considered the approval of the Advisory Agreement between BSAM and the Company on behalf of the Portfolio at the meeting of the Board held on May 24, 2007. At this meeting, the Board approved the Advisory Agreement for an additional one-year term ending August 16, 2008. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to engage BSAM to provide advisory services to the Portfolio pursuant to the terms of the Advisory Agreement and based upon the information provided to the Directors in connection with the meetings. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from BSAM mailed in advance of the meeting that addressed most, if not all, of the factors listed below. BSAM also made presentations during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of BSAM's services to be provided to the Portfolio; (ii) descriptions of the experience and qualifications of BSAM's personnel providing those services;
(iii) BSAM's investment philosophies and processes; (iv) BSAM's assets under management and client descriptions; (v) BSAM's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) BSAM's proposed advisory fee arrangements with the Company and other similarly managed clients;
(vii) BSAM's compliance procedures; (viii) BSAM's financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report prepared by Lipper, Inc. ("Lipper") comparing the Portfolio's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Portfolio to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Portfolio to the performance of its benchmark. No one factor was determinative in the Board's consideration of the Advisory Agreement.

     The Directors met in executive session with counsel to discuss and consider information presented, as well as the Directors' responsibilities and duties in connection with approving the Advisory Agreement.

     The Directors considered that the Portfolio's actual total expense ratio and actual advisory fees (including waivers) each were lower than the median of its Lipper peer group. It was further considered by the Directors that BSAM has voluntarily agreed to continue to waive its advisory fee and reimburse expenses to limit total annual operating expenses of the Portfolio to 0.60% of its average net assets. The Directors noted that the Portfolio's performance for the period since inception to March 31, 2007 exceeded that of the Portfolio's benchmark.

     The Directors then determined that the nature, extent and quality of the services provided by BSAM in advising the Portfolio was satisfactory. The Directors concluded that BSAM does not derive any other compensation or benefits from advising the Portfolio. BSAM does not engage in soft dollar transactions with respect to the Portfolio and no revenue sharing payments are currently being made by BSAM to any affiliates. Further, the Directors noted that BSAM experienced a net loss with respect to providing advisory services to the Portfolio since its inception.

     Based on all of the information presented to the Board and its consideration of relevant factors, the Board, and separately the Independent Directors, concluded that the proposed advisory fee structure was reasonable and determined that BSAM's Advisory Agreement be approved for an additional one-year period ending August 16, 2008.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)


     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2007, the tax character for federal income purpose was as follows:

     Ordinary income                  $5,618,485
     Long-term capital gains                  --


     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2007. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2008.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequence of their investment in the Fund.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                                 FUND MANAGEMENT
                                   (UNAUDITED)

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (888) 261-4073.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                             POSITION(S)     TERM OF OFFICE                                       PORTFOLIOS IN         OTHER
   NAME, ADDRESS,               HELD         AND LENGTH OF           PRINCIPAL OCCUPATION(S)      FUND COMPLEX      DIRECTORSHIPS
  AND DATE OF BIRTH          WITH FUND      TIME SERVED(1)             DURING PAST 5 YEARS         OVERSEEN BY     HELD BY DIRECTOR
                                                                                                    DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Julian A. Brodsky            Director       1988 to present   Since 1969, Director and Vice            16      Comcast Corporation;
 Comcast Corporation                                           Chairman, Comcast Corporation                    AMDOCS Limited
 1500 Market Street,                                           (cable television and                            (service provider to
 35th Floor                                                    communications); Director, NDS                   telecommunications
 Philadelphia, PA 19102                                        Group PLC (provider of systems                   companies)
 DOB: 7/16/33                                                  and applications for digital pay
                                                               TV).
------------------------------------------------------------------------------------------------------------------------------------
 Nicholas A. Giordano         Director       Since 2006        Consultant, financial services           16      Kalmar Pooled
 103 Bellevue Parkway                                          organizations from 1997 to                       Investment Trust
 Wilmington, DE 19809                                          present.                                         (registered
 DOB: 3/7/43                                                                                                    investment company);
                                                                                                                WT Mutual Fund
                                                                                                                (registered
                                                                                                                investment company);
                                                                                                                Independence Blue
                                                                                                                Cross; IntriCon
                                                                                                                Corporation
                                                                                                                (industrial furnaces
                                                                                                                and ovens); Commerce
                                                                                                                Bancorp, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Francis J. McKay             Director       1988 to present   Since 2000, Vice President, Fox          16      None
 Fox Chase Cancer Center                                       Chase Cancer Center (biomedical
 333 Cottman Avenue                                            research and medical care).
 Philadelphia, PA 19111
 DOB: 12/6/35
------------------------------------------------------------------------------------------------------------------------------------
 Arnold M. Reichman           Chairman       2005 to present   Director, Gabelli Group Capital          16      None
 106 Pierrepont Street                                         Partners, L.P. (an investment
 Brooklyn, NY 11201           Director       1991 to present   partnership) from 2000 to 2006.
 DOB: 5/21/48
------------------------------------------------------------------------------------------------------------------------------------
 Mark A. Sargent              Director       Since 2006        Dean and Professor of Law,               16      WT Mutual Fund
 Villanova University                                          Villanova University School of                   (registered
 School of Law                                                 Law since July 1997.                             investment company);
 299 North Spring Mill Road                                                                                     NYSE Regulation
 Villanova, PA 19085                                                                                            Inc.; Financial
 DOB: 4/28/51                                                                                                   Industry Regulatory
                                                                                                                Authority (FINRA)
------------------------------------------------------------------------------------------------------------------------------------

*   Each Director oversees sixteen portfolios of the Company that are currently offered for sale.
(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs.
    Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age
    75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of
    Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                             POSITION(S)     TERM OF OFFICE                                        PORTFOLIOS IN         OTHER
   NAME, ADDRESS,               HELD         AND LENGTH OF           PRINCIPAL OCCUPATION(S)       FUND COMPLEX      DIRECTORSHIPS
  AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)           DURING PAST 5 YEARS           OVERSEEN BY     HELD BY DIRECTOR
                                                                                                     DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Marvin E. Sternberg          Director       1991 to present   Since 1974, Chairman, Director           16      Moyco Technologies,
 Moyco Technologies, Inc.                                      and President, Moyco                             Inc.
 200 Commerce Drive                                            Technologies, Inc. (manufacturer
 Montgomeryville, PA 18936                                     of precision coated and
 DOB: 3/24/34                                                  industrial abrasives). Since
                                                               1999, Director, Pennsylvania
                                                               Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
 Robert A. Straniere          Director       Since 2006        Member, New York State Assembly          16      Reich and Tang Group
 300 East 57th Street                                          (1981-2004); Founding Partner,                   (asset management);
 New York, NY 10022                                            Straniere Law Firm (1980 to                      The Sparx Japan
 DOB: 3/28/41                                                  date); Partner, Gotham Strategies                Funds Group
                                                               (consulting firm) (2005 to date);                (registered
                                                               Partner, The Gotham Global Group                 investment company)
                                                               (consulting firm) (2005 to date);
                                                               President, The New York City Hot
                                                               Dog Company (2005 to date);
                                                               Director, Weiss, Peck & Greer
                                                               Fund Group (1992 to 2005); and
                                                               Partner, Kanter-Davidoff (law
                                                               firm) (2006 to date).
------------------------------------------------------------------------------------------------------------------------------------

*   Each Director oversees sixteen portfolios of the Company that are currently offered for sale.
(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs.
    Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age
    75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of
    Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                             POSITION(S)     TERM OF OFFICE                                        PORTFOLIOS IN         OTHER
   NAME, ADDRESS,               HELD         AND LENGTH OF           PRINCIPAL OCCUPATION(S)       FUND COMPLEX      DIRECTORSHIPS
  AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)           DURING PAST 5 YEARS           OVERSEEN BY     HELD BY DIRECTOR
                                                                                                     DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
 Robert Sablowsky             Director       1991 to present   Since July 2002, Senior Vice             16      Kensington Funds
 Oppenheimer &                                                 President and prior thereto,                     (registered
 Company, Inc.                                                 Executive Vice President of                      investment company)
 200 Park Avenue                                               Oppenheimer & Co., Inc., formerly
 New York, NY 10166                                            Fahnestock & Co., Inc. (a
 DOB: 4/16/38                                                  registered broker-dealer). Since
                                                               November 2004, Director of
                                                               Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
 J. Richard Carnall           Director       2002 to present   Director of PFPC Inc. from               16      Cornerstone Bank
 103 Bellevue Parkway                                          January 1987 to April 2002,
 Wilmington, DE 19809                                          Chairman and Chief Executive
 DOB: 9/25/38                                                  Officer of PFPC Inc. until April
                                                               2002, Executive Vice President of
                                                               PNC Bank, National Association
                                                               from October 1981 to April 2002,
                                                               Director of PFPC International
                                                               Ltd. (financial services) from
                                                               August 1993 to April 2002,
                                                               Director of PFPC International
                                                               (Cayman) Ltd. (financial
                                                               services) from September 1996 to
                                                               April 2002; Governor of the
                                                               Investment Company Institute
                                                               (investment company industry
                                                               trade organization) from July
                                                               1996 to January 2002; Director of
                                                               PNC Asset Management, Inc.
                                                               (investment advisory) from
                                                               September 1994 to March 1998;
                                                               Director of PNC National Bank
                                                               from October 1995 to November
                                                               1997; Director of Haydon Bolts,
                                                               Inc. (bolt manufacturer) and
                                                               Parkway Real Estate Company
                                                               (subsidiary of Haydon Bolts,
                                                               Inc.) since 1984; and Director of
                                                               Cornerstone Bank since March
                                                               2004.
------------------------------------------------------------------------------------------------------------------------------------


*   Each Director oversees sixteen portfolios of the Company that are currently offered for sale.
(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs.
    Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age
    75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of
    Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
(2) Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr.
    Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc, and the
    Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc.
    Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer &
    Co., Inc. a registered broker-dealer.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          FUND MANAGEMENT (CONCLUDED)
                                  (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                             POSITION(S)     TERM OF OFFICE                                       PORTFOLIOS IN         OTHER
   NAME, ADDRESS,               HELD         AND LENGTH OF           PRINCIPAL OCCUPATION(S)      FUND COMPLEX      DIRECTORSHIPS
  AND DATE OF BIRTH          WITH FUND        TIME SERVED              DURING PAST 5 YEARS         OVERSEEN BY     HELD BY DIRECTOR
                                                                                                    DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
 Edward J. Roach              President      1991 to present   Certified Public Accountant; Vice        N/A             N/A
 103 Bellevue Parkway            and         and               Chairman of the Board, Fox Chase
 Wilmington, DE 19809         Treasurer      1988 to present   Cancer Center; Trustee Emeritus,
 DOB: 6/29/24                                                  Pennsylvania School for the Deaf;
                                                               Trustee Emeritus, Immaculata
                                                               University; Managing General
                                                               Partner, President since 2002,
                                                               Treasurer since 1981 and Chief
                                                               Compliance Officer since
                                                               September 2004 of Chestnut Street
                                                               Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Jennifer Rogers              Secretary      2007 to present   Since 2005, Vice President and           N/A             N/A
 301 Bellevue Parkway                                          Counsel, PFPC Inc. (financial
 2nd Floor                                                     services company); Associate,
 Wilmington, DE 19809                                          Stradley, Ronon, Stevens & Young,
 DOB: 7/28/74                                                  LLC (law firm) from 1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
 Salvatore Faia,                Chief        Since 2004        President, Vigilant Compliance           N/A             N/A
 Esquire, CPA                 Compliance                       Services since 2004; Senior Legal
 Vigilant Compliance           Officer                         Counsel, PFPC Inc. from 2002 to
 Services                                                      2004; Chief Legal Counsel,
 186 Dundee Drive,                                             Corviant Corporation (Investment
 Suite 700                                                     Adviser, Broker-Dealer and
 Williamstown, NJ 08094                                        Service Provider to Investment
 DOB: 12/25/62                                                 Advisers and Separate Account
                                                               Providers) from 2001 to 2002.
------------------------------------------------------------------------------------------------------------------------------------

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                                 PRIVACY NOTICE


     THE BEAR STEARNS CUFS MLP MORTGAGE PORTFOLIO of The RBB Fund, Inc. (the "Portfolio") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

     In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o  Information about your transactions with the Portfolio.

     We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Portfolio may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint
marketing   agreements  who  may  suggest  additional  Fund  services  or  other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

     You can be assured that the Portfolio considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

     If you have any questions or comments about our privacy practices, please call us at (800) 519-CUFS (2387).

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO

--------------------------------------------------------------------------------

                               INVESTMENT ADVISERS
                               -------------------
                       Bear Stearns Asset Management Inc.
                               383 Madison Avenue
                               New York, NY 10179


                                  ADMINISTRATOR
                                  -------------
                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809


                                 TRANSFER AGENT
                                 --------------
                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809


                              PRINCIPAL UNDERWRITER
                              ---------------------
                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406


                                    CUSTODIAN
                                    ---------
                               PFPC Trust Company
                               8800 Tinicum Blvd.
                                    Suite 200
                             Philadelphia, PA 19153


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                  ---------------------------------------------
                              Deloitte & Touche LLP
                               1700 Market Street
                             Philadelphia, PA 19103


                                  LEGAL COUNSEL
                                  -------------
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                             Philadelphia, PA 19103

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[LOGO OMITTED]
 BEAR
STEARNS






[GRAPHIC OMITTED]



                        BEAR STEARNS ENHANCED INCOME FUND
                                       OF
                               THE RBB FUND, INC.






                                  ANNUAL REPORT

                                 August 31, 2007





This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
               ANNUAL REPORT FOR THE PERIOD ENDED AUGUST 31, 2007
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the annual report for the Bear Stearns Enhanced Income Fund (the "Fund"), a series of The RBB Fund, Inc., covering the period from March 6, 2007 through August 31, 2007. Portfolio performance information, market commentary and our outlook for the period ended August 31, 2007 follows. We encourage you to carefully review the enclosed information to stay informed.

Portfolio Performance and Investment Environment:
From inception in March of this year through the end of August, the Fund generated a periodic total return of 1.61% with a 30-day yield of 5.35%. The Fund's primary benchmark, the Merrill Lynch 3-month U.S. Treasury Bill Index, returned 2.52% during the same period.

Since inception of the Fund, the fixed income markets have experienced a repricing of risk across various sectors and increased volatility resulting primarily from the developments in the sub-prime mortgage market. S&P Rating Services and Moody's Investor Services responded by downgrading and placing on watch numerous securities backed by sub-prime collateral. As fears of contagion grew, liquidity and price levels in investment grade fixed income sectors declined. Short-term lending rates, specifically the 3-Month LIBOR, increased dramatically and the Federal Reserve (as well as the European Central Bank and the Bank of England) were forced to inject liquidity into the market.

As a result of the developments in sub-prime mortgages and the ensuing lack of confidence in short-term borrowing and growing illiquidity in commercial paper, the market has priced in the expectation of a 100 basis point Federal Funds rate cut by March of 2008. We agreed with market expectations to some extent, and anticipated a rate cut as soon as the September Fed meeting. However, it is important to note that while a rate cut may restore investor confidence, its economic benefit may not be immediately realized.

Looking forward, we believe short-maturity interest rates will remain volatile. The fixed income markets may continue to see increased investor risk aversion in response to uncertainty in the housing market. We will continue to closely monitor the housing market and its effect on the U.S. consumer, from which potential adjustments to our economic outlook may be drawn.

Shares of the Bear Stearns Enhanced Income Fund are distributed by PFPC Distributors, Inc., King of Prussia, PA 19406.




Sincerely,





Scott Pavlak, CFA
Senior Managing Director
Portfolio Manager
Bear Stearns Asset Management

----------------------------------
THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED AT WWW.BSAMONLINE.COM OR BY CALLING 1-800-436-4118. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE QUOTED REFLECTS FEE WAIVERS IN EFFECT AND WOULD HAVE BEEN LESS IN THEIR ABSENCE. THE FUND'S ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS, IS 0.26%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                              FUND EXPENSE EXAMPLE
                                   (UNAUDITED)


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from March 6, 2007* through August 31, 2007, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

                            ---------------------------------------------------------------------
                            BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE   EXPENSES PAID DURING
                                MARCH 6, 2007*           AUGUST 31, 2007           PERIOD**
                            -----------------------   --------------------   --------------------
Actual                             $1,000.00                 $1,016.10              $0.99

Hypothetical
   (5% return before
   expenses)                        1,000.00                  1,023.53               0.99


-----------------------------------
 *Commencement of operations.
**Expenses are equal to the Fund's annualized expense ratio of 0.20%, which includes waived fees or reimbursed expenses, multiplied by the number of days
  (179) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund's ending account value on the first line is based on the actual total return of 1.61%.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2007


                                                                    % OF NET
                   SECURITY TYPE CLASSIFICATION                      ASSETS         VALUE
------------------------------------------------------------------------------------------------

CORPORATE BONDS                                                       27.4%     $143,972,200
ASSET BACKED SECURITIES                                               17.3        90,965,196
GOVERNMENT AGENCY OBLIGATIONS                                         16.7        87,532,420
SHORT TERM OBLIGATIONS                                                12.6        66,313,232
GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS                         10.0        52,659,025
NON-GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS                      9.1        47,939,974
COMMERCIAL MORTGAGE-BACKED SECURITIES                                  5.7        29,773,095
MUNICIPAL BONDS                                                        0.5         2,700,698
OTHER ASSETS IN EXCESS OF LIABILITIES                                  0.7         3,372,100
                                                                     -----      ------------
     NET ASSETS                                                      100.0%     $525,227,940
                                                                     =====      ============

--------------------------------
     Portfolio holdings are subject to change at any time.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2007


                                      MOODY'S/         PAR            FAIR
                                       S&P(b)        (000'S)         VALUE
                                      --------       -------     ------------
GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS--10.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION--2.4%
   5.750% 07/15/11                    Aaa(b)/AAA     $ 1,428     $  1,430,516
   3.000% 03/15/20                       Aaa/AAA         997          991,251
   2.500% 06/15/22                       Aaa/AAA       1,255        1,243,055
   5.911% 02/15/36 (a)                   Aaa/AAA       8,984        8,881,439
                                                                 ------------
                                                                   12,546,261
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--7.5%
   5.000% 12/25/25                       Aaa/AAA         500          497,951
   5.805% 11/25/34(a)                    Aaa/AAA      10,019        9,923,520
   5.755% 07/25/35(a)                    Aaa/AAA       4,663        4,607,618
   4.656% 09/01/35(a)                    Aaa/AAA       2,553        2,555,427
   5.755% 02/25/37(a)                    Aaa/AAA       9,195        9,095,974
   5.755% 02/25/37(a)                    Aaa/AAA      12,794       12,609,981
                                                                 ------------
                                                                   39,290,471
                                                                 ------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION--0.1%
   3.000% 07/20/25                      Aaa /AAA         826          822,293
                                                                 ------------
     TOTAL GOVERNMENT AGENCY
       MORTGAGE-BACKED
       OBLIGATIONS
       (Cost $53,246,936) ..................................       52,659,025
                                                                 ------------
NON-GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES--9.1%
 Countrywide Alternative Loan
   Trust Series 2006-OA9(a)
   5.738% 07/20/46                       Aaa/AAA       8,324        8,160,376
 Countrywide Home Loan
   Mortgage Pass Through
   Trust Series 2003-HYB1(a)
   3.686% 05/19/33                       Aaa/AAA       2,040        2,035,158
 Harborview Mortgage
   Loan Trust Series 2006-12(a)
   5.728% 01/19/38                       Aaa/AAA       8,585        8,334,149
 Master Adjustable Rate
   Mortgages Trust Series
   2006-OA1(a)
   5.715% 04/25/46                       Aaa/AAA       7,453        7,305,477
 Merrill Lynch Mortgage
   Investors, Inc. Series 2005-A8
   5.250% 08/25/36                       Aaa/AAA       1,801        1,792,888
 Residential Asset
   Securitization Trust
   Series 2007-A5(a)
   5.905% 05/25/37                        NR/AAA       8,816        8,758,589
 Structured Asset Mortgage
   Investments, Inc.
   Series 2006-AR7(a)
   5.715% 08/25/36                       Aaa/AAA       7,739        7,568,154


                                      MOODY'S/         PAR            FAIR
                                       S&P(b)        (000'S)         VALUE
                                      --------       -------     ------------
NON-GOVERNMENT AGENCY MORTGAGE-BACKED
SECURITIES--(CONTINUED)
 Structured Asset Securities
   Corp. Series 2003-34A(a)
   7.420% 11/25/33                       Aaa/AAA     $   628     $    644,099
 Structured Asset Securities
   Corp. Series 2005-6
   5.000% 05/25/35                       Aaa/AAA       1,928        1,918,787
 Washington Mutual, Inc.
   Series 2002-S8
   4.500% 01/25/18                        NR/AAA       1,427        1,422,297
                                                                 ------------
     TOTAL NON-GOVERNMENT AGENCY
       MORTGAGE-BACKED SECURITIES
       (Cost $48,736,083) ..................................       47,939,974
                                                                 ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES--5.7%
 Capco America Securitization
   Corp. Series 1998-D7
     6.260% 10/15/30                      Aaa/NR       1,917        1,924,607
 CS First Boston Mortgage
   Securities Corp. Series 1998-C1
   6.480% 05/17/40                       Aaa/AAA       2,530        2,537,139
 First Union-Lehman
   Brothers-Bank of America
   Series 1998-C2
   6.560% 11/18/35                       Aaa/AAA       3,805        3,805,100
 GMAC Commercial
   Mortgage Securities, Inc.
   Series 1998-C2
   6.420% 05/15/35                       Aaa/AAA       7,438        7,459,953
 GS Mortgage Securities
   Corp. II Series 1999-C1
   6.110% 11/18/30                       Aaa/AAA       2,966        2,969,342
 JP Morgan Chase Commercial
   Mortgage Securities Corp.
   Series 2001-CIBC
   6.244% 04/15/35                        NR/AAA       1,290        1,298,062
 JP Morgan Chase Commercial
   Mortgage Securities Corp.
   Series 2005-CB13(a)
   5.666% 01/12/43                        Aaa/NR       4,900        4,886,273
 JP Morgan Commercial
   Mortgage Finance Corp.
   Series 1999-C7
   6.507% 10/15/35                        NR/AAA       1,315        1,320,090
 LB-UBS Commercial
   Mortgage Trust Series 2003-C3
   2.599% 05/15/27                       Aaa/AAA         611          602,676
 LB-UBS Commercial Mortgage
   Trust Series 2002-C7
   3.899% 12/15/26                        NR/AAA       2,986        2,969,853
                                                                 ------------
     TOTAL COMMERCIAL MORTGAGE-
       BACKED SECURITIES
       (Cost $29,855,056) ..................................       29,773,095
                                                                 ------------




    The accompanying notes are an integral part of the financial statements.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2007

                                      MOODY'S/         PAR            FAIR
                                       S&P(b)        (000'S)         VALUE
                                      --------       -------     ------------
GOVERNMENT AGENCY OBLIGATIONS--16.7%
FEDERAL HOME LOAN BANKS--1.9%
   5.400% 03/27/09                       Aaa/AAA     $10,000     $ 10,002,930
                                                                 ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION--11.0%
   5.500% 03/05/09                       Aaa/AAA       7,500        7,500,030
   5.500% 06/12/09                       Aaa/AAA      20,000       20,003,020
   5.550% 03/04/10                       Aaa/AAA      15,000       15,026,310
   5.600% 03/05/10                       Aaa/AAA      15,000       15,000,090
                                                                 ------------
                                                                   57,529,450
                                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--3.8%
   5.450% 03/05/09                       Aaa/AAA      20,000       20,000,040
                                                                 ------------
     TOTAL GOVERNMENT AGENCY
       OBLIGATIONS
       (Cost $87,500,978) ..................................       87,532,420
                                                                 ------------
ASSET BACKED SECURITIES--17.3%
 Ameriquest Mortgage
   Securities, Inc.
   Series 2005-R3 (a)
   5.705% 05/25/35                       Aaa/AAA       1,709        1,662,592
 Ameriquest Mortgage
   Securities, Inc.
   Series 2005-R8 (a)
   5.765% 10/25/35                       Aaa/AAA       4,421        4,400,825
 Centex Home Equity
   Series 2003-C (a)
   4.810% 09/25/33                       Aaa/AAA       3,100        3,009,951
 Chase Funding Mortgage
   Loan Asset-Backed
   Certificates Series 2004-2 (a)
   5.755% 02/25/35                       Aaa/AAA       1,778        1,729,684
 Countrywide Asset-Backed
   Certificates Series 2004-15 (a)
   4.025% 01/25/31                       Aaa/AAA         575          571,332
 Fieldstone Mortgage
   Investment Corp.
   Series 2006-1(a)
   5.585% 05/25/36                       Aaa/AAA       1,310        1,301,078
 First Franklin Mortgage
   Loan Asset Backed
   Certificates Series
   2006-FF15 (a)
   5.665% 11/25/36                       Aaa/AAA      10,000        9,187,598
 JP Morgan Mortgage
   Acquisition Corp.
   Series 2006-ACC1(a)
   5.655% 05/25/36                       Aaa/AAA       8,000        7,482,767
 Long Beach Mortgage
   Loan Trust Series
   2005-WL2 (a)
   5.685% 08/25/35                       Aaa/AAA       4,035        3,997,821
 Long Beach Mortgage
   Loan Trust Series 2006-2 (a)
   5.575% 03/25/36                       Aaa/AAA       2,608        2,606,002


                                      MOODY'S/         PAR            FAIR
                                       S&P(b)        (000'S)         VALUE
                                      --------       -------     ------------
ASSET BACKED SECURITIES--(CONTINUED)
 Morgan Stanley Home
   Equity Loans Series 2005-2
   5.825% 05/25/35                       Aaa/AAA     $ 8,782     $  8,549,263
 People's Choice Home Loan
   Securities Trust Series 2005-3 (a)
   5.775% 08/25/35                       Aaa/AAA       2,354        2,340,597
 Residential Asset Securities Corp.
   Series 2006-EMX8 (a)
   5.675% 10/25/36                       Aaa/AAA      10,000        9,652,425
 Soundview Home Equity
   Loan Trust Series 2005-OPT4 (a)
   5.765% 12/25/35                        NR/AAA       5,000        4,787,754
 Soundview Home Equity
   Loan Trust Series 2006-EQ1 (a)
   5.665% 10/25/36                       Aaa/AAA      12,000       11,152,871
 Washington Mutual
   Asset-Backed Certificates
   Series 2006-HE2 (a)
   5.655% 05/25/36                       Aaa/AAA      10,000        9,756,397
 Wells Fargo Home
   Equity Trust Series 2006-1 (a)
   5.655% 05/25/36                       Aaa/AAA       9,000        8,776,239
                                                                 ------------
     TOTAL ASSET BACKED SECURITIES
       (Cost $94,641,295) ..................................       90,965,196
                                                                 ------------
CORPORATE BONDS--27.4%
BANKS--4.7%
 Bank of America Corp. (a)
   5.370% 06/19/09                        Aa1/AA      10,000        9,950,780
 Union Bank of California (a)
   5.380% 03/23/09                        Aa3/A+       5,000        5,001,145
 Wachovia Corp. (a)
   5.410% 10/28/08                       Aa3/AA-      10,000        9,988,880
                                                                 ------------
                                                                   24,940,805
                                                                 ------------
CONSUMER PRODUCTS--1.9%
 Procter & Gamble Co. 144A
   5.370% 07/06/09                       Aa3/AA-      10,000        9,998,810
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES--16.5%
 American Express Credit Corp. 144A (a)
   5.380% 03/02/09                        Aa3/A+       9,480        9,483,346
 American Honda Finance Corp. 144A (a)
   5.420% 03/09/09                        Aa3/A+       5,425        5,430,924
 CIT Group, Inc. (a)
   5.570% 02/21/08                          A2/A       2,300        2,269,419
 CIT Group, Inc. (a)
   5.708% 08/15/08                          A2/A       5,000        4,933,930
 General Electric Capital Corp. (a)
   5.509% 02/02/09                       Aaa/AAA      10,000       10,001,510
 Goldman Sachs Group, Inc. (a)
   5.450% 12/22/08                       Aa3/AA-       5,000        4,985,695
 HSBC Finance Corp. (a)
   5.500% 12/05/08                       Aa3/AA-       5,950        5,934,887




    The accompanying notes are an integral part of the financial statements.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2007


                                      MOODY'S/         PAR            FAIR
                                       S&P(b)        (000'S)         VALUE
                                      --------       -------     ------------
CORPORATE BONDS--(CONTINUED)
 IBM International Group Capital LLC (a)
   5.550% 02/13/09                         A1/A+     $ 5,000     $  4,999,535
 John Deere Capital Corp. (a)
   5.410% 04/15/08                          A2/A       2,000        2,000,516
 Lehman Brothers Holdings, Inc. (a)
   5.450% 04/03/09                         A1/A+      10,000        9,790,640
 Merrill Lynch & Co., Inc. (a)
   5.665% 08/14/09                       Aa3/AA-       3,000        2,991,309
 Morgan Stanley (a)
   5.470% 02/09/09                        Aa3/A+       9,200        9,136,226
 SLM Corp. 144A (a)
   5.450% 09/15/08                       A2/BBB+      10,000        9,792,600
 Washington Mutual Bank (a)
   5.446% 05/01/09                          A1/A       5,000        4,896,580
                                                                 ------------
                                                                   86,647,117
                                                                 ------------
ELECTRIC--0.8%
 FPL Group Capital Inc. (a)
   5.551% 02/16/08                         A2/A-       4,385        4,386,202
                                                                 ------------
INSURANCE--0.6%
 Nationwide Life Global
   Funding I 144A (a)
   5.440% 09/23/08                       Aa3/AA-       3,000        3,003,381
                                                                 ------------
MINING & METALS--1.0%
 BHP Billiton Finance Ltd. (a)
   5.390% 03/27/09                         A1/A+       5,000        5,000,835
                                                                 ------------
TELECOMMUNICATIONS--1.9%
 AT&T, Inc. (a)
   5.648% 05/15/08                          A2/A      10,000        9,995,050
                                                                 ------------
     TOTAL CORPORATE BONDS
       (Cost $144,809,474) .................................      143,972,200
                                                                 ------------
MUNICIPAL BONDS--0.5%
 Alabama Power Co.
   3.125% 05/01/08                          A2/A       2,745        2,700,698
                                                                 ------------
     TOTAL MUNICIPAL BONDS
       (Cost $2,703,906) ...................................        2,700,698
                                                                 ------------
SHORT TERM OBLIGATIONS--12.6%
COMMERCIAL PAPER--12.4%
 Deutsche Bank Financial
   5.250% 09/04/07                                     8,000        7,996,500
 Rabobank USA Financial Corp.
   5.480% 09/05/07                                    19,500       19,488,334
 Societe Generale
   5.440% 09/12/07                                    19,000       18,968,418
 UBS Finance Delaware LLC
   5.240% 09/06/07                                    19,000       18,986,172
                                                                 ------------
                                                                   65,439,424
                                                                 ------------


                                                                      FAIR
                                                     SHARES          VALUE
                                                    --------     ------------
INVESTMENT COMPANY--0.2%
 PNC Bank Money Market (c)
   4.460% 09/04/07                                   873,808     $    873,808
                                                                 ------------
     TOTAL SHORT TERM OBLIGATIONS
       (Cost $66,313,232) ..................................       66,313,232
                                                                 ------------
TOTAL INVESTMENTS--99.3%
   (Cost $527,806,960) .....................................      521,855,840
                                                                 ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES--0.7% .......................................        3,372,100
                                                                 ------------
NET ASSETS--100.0% .........................................     $525,227,940
                                                                 ============

------------------------------
(a)Adjustable rate security. Percentage of adjustable rate securities to net assets is as follows:

   Corporate Bonds                                     29.3%
   Asset Backed Securities                             15.7
   Government Agency Mortgage-Backed
     Obligations                                        9.1
   Non Government Agency Mortgage-Backed
     Securities                                         8.1
   Commercial Mortgage-Backed Securities                0.9
                                                       ----
   Total                                               63.1%
                                                       ====


(b)Ratings are unaudited.

(c)Security is affiliated to the underwriter of the Fund.

144A -- Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that Rule except to qualified institutional buyers.








    The accompanying notes are an integral part of the financial statements.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2007


ASSETS
   Investments, at fair value (cost $526,933,152)...........................................        $520,982,032
   Affiliated investments, at value (cost $873,808).........................................             873,808
   Dividends and interest receivable........................................................           3,473,763
   Prepaid expenses and other assets........................................................               7,223
                                                                                                    ------------
      Total assets .........................................................................         525,336,826
                                                                                                    ------------
LIABILITIES
   Payable for capital shares redeemed......................................................               8,988
   Payable for dividends....................................................................                 617
   Payable to the Adviser...................................................................              44,006
   Accrued expenses and other liabilities...................................................              55,275
                                                                                                    ------------
      Total liabilities ....................................................................             108,886
                                                                                                    ------------
      Net assets ...........................................................................        $525,227,940
                                                                                                    ============

NET ASSETS CONSISTED OF:
   Capital stock, $0.001 par value..........................................................        $    530,484
   Additional paid-in capital...............................................................         530,649,193
   Distributions in excess of net investment income.........................................                (617)
   Accumulated net realized gain from investments...........................................                  --
   Net unrealized depreciation on investments...............................................          (5,951,120)
                                                                                                    ------------
      Net assets ...........................................................................        $525,227,940
                                                                                                    ============

   Net asset value, offering and redemption price per share
      ($525,227,940 / 530,484,273 outstanding shares of common stock, $0.001 par value,
      50,000,000,000 shares authorized).....................................................        $       0.99
                                                                                                    ============







    The accompanying notes are an integral part of the financial statements.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                             STATEMENT OF OPERATIONS


                                                                                                   FOR THE PERIOD
                                                                                                  MARCH 6, 2007* TO
                                                                                                   AUGUST 31, 2007
                                                                                                ---------------------
INVESTMENT INCOME
   Interest income..........................................................................         $13,655,536
   Interest from affiliate..................................................................              35,224
                                                                                                     -----------
   Total investment income..................................................................          13,690,760
                                                                                                     -----------
EXPENSES
   Advisory fees............................................................................             398,239
   Administration and accounting fees.......................................................             121,200
   Professional fees........................................................................              62,000
   Directors' and officers' fees............................................................              38,902
   Registration and filing fees.............................................................              19,475
   Printing and shareholder reporting fees..................................................               4,666
   Custodian fees...........................................................................               6,838
   Transfer agent out of pocket fees........................................................               2,700
   Other expenses...........................................................................               1,000
                                                                                                     -----------
      Total expenses before waivers and reimbursements .....................................             655,020
      Less: waivers and reimbursements .....................................................            (157,319)
                                                                                                     -----------
      Net expenses .........................................................................             497,701
                                                                                                     -----------
   Net investment income....................................................................          13,193,059
                                                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FUTURES
   Net realized gain (loss) from:
      Investments ..........................................................................             (21,016)
      Futures transactions .................................................................              43,052
   Net unrealized depreciation on investments...............................................          (5,951,120)
                                                                                                     -----------
   Net realized and unrealized gain (loss) from investments.................................          (5,929,084)
                                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................         $ 7,263,975
                                                                                                     ===========

--------------------------------
*  Commencement of operations.







    The accompanying notes are an integral part of the financial statements.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                   FOR THE PERIOD
                                                                                                 MARCH 6, 2007* TO
                                                                                                  AUGUST 31, 2007
                                                                                               ---------------------
INCREASE IN NET ASSETS FROM OPERATIONS
   Net investment income....................................................................        $ 13,193,059
   Net realized gain from investments and futures transactions..............................              22,036
   Net unrealized depreciation on investments...............................................          (5,951,120)
                                                                                                    ------------
   Net increase in net assets resulting from operations.....................................           7,263,975
                                                                                                    ------------

LESS DIVIDENDS TO SHAREHOLDERS:
   Net investment income....................................................................         (13,258,750)
                                                                                                    ------------

INCREASE IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS(1)............................................................         531,222,715
                                                                                                    ------------
   Total increase in net assets.............................................................         525,227,940

NET ASSETS
   Beginning of period......................................................................                  --
                                                                                                    ------------
   End of period**..........................................................................        $525,227,940
                                                                                                    ============

---------------------------------
*   Commencement of operations.
** Includes distributions in excess of net investment income of $617 for the period ended August 31, 2007.
(1) See Note 4 in the Notes to Financial Statements.








    The accompanying notes are an integral part of the financial statements.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding during the period, total investment return, ratios to average net assets and other supplemental data for the respective period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                               MARCH 6, 2007* TO
                                                                AUGUST 31, 2007
                                                               -----------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...........................     $   1.00

Net investment income..........................................         0.03
Net realized and unrealized loss on investments ...............        (0.01)
                                                                    --------
Net increase in net assets resulting from operations...........         0.02
                                                                    --------
Dividends to shareholders from:
Net investment income..........................................        (0.03)
Net realized capital gains.....................................           --
                                                                    --------
Net asset value, end of period.................................     $   0.99
                                                                    ========
Total investment return(1).....................................         1.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)......................     $525,228
Ratio of expenses to average net assets(2).....................         0.20%
Ratio of expenses to average net assets without waivers and
   expense reimbursements(2)...................................         0.26%
Ratio of net investment income to average net assets(2)........         5.30%
Portfolio turnover rate........................................        21.51%

--------------------------------
*    Commencement of operations.

(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)  Annualized.








    The accompanying notes are an integral part of the financial statements.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE PERIOD ENDED AUGUST 31, 2007

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Bear Stearns Enhanced Income Fund (the "Fund"), which commenced investment operations on March 6, 2007.

     RBB has authorized capital of one hundred billion shares of common stock of which 77.873 billion are currently classified into one hundred and eighteen classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families."

     PORTFOLIO VALUATION -- The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed Income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed Income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies, if any, are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If price quotes are unavailable or deemed unreliable, securities will be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Fund's investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-date for the Fund. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     OTHER -- In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIOD ENDED AUGUST 31, 2007 (CONTINUED)

     FUTURES -- The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange on which such contract is traded. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as a "variation margin" and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Fund only enters into futures contracts that are traded on exchanges.

     MORTGAGE-RELATED SECURITIES GENERALLY -- The Portfolio may invest in mortgage pass-through securities and multiple-class pass-through securities, such as collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates as well as other securities collateralized by or representing a direct or indirect interest in mortgage-related securities or mortgage loans. The Portfolio may also invest in certain stripped mortgage-backed securities. Some of these securities may contain "embedded leverage" which can make them more sensitive to small movements in interest rates.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Bear Stearns Asset Management, Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies, Inc. ("Bear Stearns"), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Company (the "Advisory Agreement"). For its services, the Adviser is paid a monthly fee at the annual rate of 0.16% of the Fund's average daily net assets. BSAM is voluntarily waiving a portion of its advisory fee and reimbursing certain expenses in order to limit the Fund's total annual portfolio operating expenses to 0.20% of the Fund's average daily net assets. The fee waiver and expense reimbursement are not contractual, and can be terminated at any time. For the period ended August 31, 2007, investment advisory fees were $398,239 and $126,069 was waived by the Adviser. As of August 31, 2007, the Fund owed the Adviser $44,006.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Fund. Administration and accounting fees accrued also include Transfer Agent and dividend disbursing agent fees, Custodian fees and Administrative Service fees. For providing administrative and accounting services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.0625% of the Fund's first $500 million of average daily net assets; 0.04% of the Fund's next $250 million of average daily net assets; 0.035% of the Fund's next $250 million of average daily net assets; and 0.03% of the Fund's average daily net assets in excess of $1 billion. For the period ended August 31, 2007, PFPC's administration and accounting fees were $121,200. PFPC voluntarily agreed to waive a portion of its administration and accounting fees from the Fund. For the period ended August 31, 2007, $31,250 was waived by PFPC.

     Included in the administration and accounting fees, shown above, are fees for providing regulatory administration services to RBB. For providing these services, PFPC is entitled to receive compensation as agreed to by the Company and PFPC. This fee is allocated to each portfolio in proportion to its net assets of the RBB funds.

     For providing transfer agent services, PFPC is entitled to receive out of pocket expenses. For the period ended August 31, 2007, PFPC out of pocket transfer agency fees were $2,700.

     PFPC Trust Company provides certain custodial services to the Fund. PFPC Trust Company is a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. For the period ended August 31, 2007, PFPC Trust Company received transaction charges and out of pocket expenses of $6,838.

     PFPC Distributors, Inc., ("PFPC Distributors") a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., provides certain administrative services to the Fund. As compensation for such administrative services, PFPC Distributors is entitled to receive a fee paid by PFPC from the fees PFPC receives from the Fund pursuant to the Administration and Accounting Services Agreement.

     The Fund will not pay PFPC or PFPC's affiliates at a later time for any amounts waived or any amounts assumed.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIOD ENDED AUGUST 31, 2007 (CONTINUED)

     As of August 31, 2007, the Fund owed PFPC and its affiliates $16,201 for their services.

3.   INVESTMENT IN SECURITIES

     For the period ended August 31, 2007, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:


                                           PURCHASES                  SALES
                                         -------------            ------------
     Investment Securities               $557,085,372             $105,033,328
4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2007, the Fund has 50,000,000,000 shares of common stock authorized. Transactions in capital shares were as follows:

                                                           FOR THE
                                                        PERIOD ENDED
                                                       AUGUST 31, 2007
                                               --------------------------------
                                                  SHARES              VALUE
                                               -------------       ------------
Sales.........................................  594,629,640        $594,629,640
Reinvestments.................................   13,283,409          13,258,134
Redemptions...................................  (77,428,776)        (76,665,059)
                                               ------------        ------------
Net Increase..................................  530,484,273        $531,222,715
                                               ============        ============

     As of August 31, 2007, the following shareholder held a majority of the outstanding shares of the Fund.


     Bear Stearns Asset Management, Inc.              82.38%

5.   FEDERAL INCOME TAX INFORMATION

     At  August  31,  2007,   federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by the Fund were as follows:

      FEDERAL TAX         UNREALIZED           UNREALIZED       NET UNREALIZED
         COST            APPRECIATION         DEPRECIATION       DEPRECIATION
     ------------        ------------         ------------      --------------
     $527,806,960          $133,773           $(6,084,893)        $(5,951,120)

     The following permanent differences as of August 31, 2007, attributable to the return of capital, redesignation of dividends and paydown adjustments, were reclassified to the following accounts:

                     INCREASE             DECREASE
                   UNDISTRIBUTED       ACCUMULATED NET      DECREASE
               NET INVESTMENT INCOME    REALIZED GAIN    PAID IN CAPITAL
               ---------------------   ---------------   ---------------
                      $65,074             $(22,036)         $(43,038)

     As of August 31, 2007, the components of distributable earnings on a tax basis were as follows:


                           UNDISTRIBUTED         UNDISTRIBUTED
                              ORDINARY             LONG-TERM
                               INCOME                GAINS
                           ------------          -------------
                             $    --                $    --

     The federal income tax character of distributions paid during the year ended August 31, 2007 was as follows:

     Ordinary income                            $ 13,209,357
     Long-term capital gains                          25,031
     Return of capital                                23,562

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIOD ENDED AUGUST 31, 2007 (CONTINUED)

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     At August 31, 2007, the Fund had no capital loss carryforwards available to offset future capital gains.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the period ended August 31, 2007, the Fund did not incur any post-October capital losses for the period March 6, 2007 through August 31, 2007.

     The differences between book and tax components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

6.   NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109." FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax assets; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management has adopted FIN 48 and has determined that it has no impact on the Fund's financial statements.

     In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Although still in the process of evauating the impact, if any, upon adoption of the standard, management believes there will be no material impact other than enhanced disclosures.

7. SUBSEQUENT EVENTS

     At a Meeting held on September 6, 2007, the Board of Directors of the RBB Fund, Inc. (the "Board") voted to declare a share combination in the form of a 1-for-10 reverse stock split of the outstanding shares of Common Stock of the Bear Stearns Enhanced Income Fund (the "Fund").

     In conjunction with the reverse stock split, the Fund will change one of its primary investment strategies to seeking to maintain a stable net asset value per share. Effective December 7, 2007, any references in the Prospectus and SAI to the Fund's strategy to "seek to maintain a stable $1.00 net asset value" are hereby replaced with "seek to maintain a stable net asset value."

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of Bear Stearns Enhanced Income Fund and Board of Directors of The RBB Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Bear Stearns Enhanced Income Fund, one of the portfolios constituting The RBB Fund, Inc. (the "Fund"), as of August 31, 2007, and the related statements of operations, changes in net assets and the financial highlights for the period from March 6, 2007 (commencement of operations) through August 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bear Stearns Enhanced Income Fund of The RBB Fund, Inc. as of August 31, 2007, the results of its operations, the changes in its net assets and its financial highlights for the period from March 6, 2007 (commencement of operations) through August 31, 2007, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
October 21, 2007

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                                OTHER INFORMATION
                                   (UNAUDITED)


PROXY VOTING

     Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(866) 509-7229 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF ADVISORY AGREEMENT

     As required by the Investment Company Act, the Company's Board of Directors (the "Board"), including all of the Directors who are not "interested persons" of the Company, as that term is defined in the Investment Company Act (the "Independent Directors"), considered the approval of the Advisory Agreement between the Adviser and the Company on behalf of the Fund at the meeting of the Board held on May 24, 2007. At this Meeting, the Board approved the continuation of the Advisory Agreement for a one-year term ending August 16, 2008. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to engage the Adviser to provide advisory services to the Fund pursuant to the terms of the Advisory Agreement and based upon the information provided to the Directors in connection with the meeting. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from the Adviser mailed in advance of the meeting that addressed most, if not all, of the factors listed below. The Adviser also made presentations during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser's services to be provided to the Fund; (ii) descriptions of the experience and qualifications of the Adviser's personnel providing those services; (iii) the Adviser's investment philosophies and processes; (iv) the Adviser's assets under management and client descriptions;
(v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser's proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) the Adviser's compliance procedures; (viii) the Adviser's financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper, Inc. ("Lipper") comparing the Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark. No one factor was determinative in the Board's consideration of the Advisory Agreement.

     The Directors then met in executive session with counsel to discuss and consider information presented, as well as the Directors' responsibilities and duties in connection with approving the Advisory Agreement.

     The Directors considered the nature of the investments which the Adviser anticipated for the Fund. The Directors noted the management experience of the portfolio managers of the Fund, noting in particular their expertise in fixed income investments. The Directors noted that the Adviser does not manage any other product in a similar strategy as that of the Fund. Further, the Directors considered the performance of the Fund, noting that the Fund commenced operations on March 6, 2007; therefore performance information was not included in the presentation materials. The Directors noted that the Adviser agreed to voluntarily waive a portion of its advisory fee and reimburse expenses of the Fund to limit the Fund's total annual operating expenses to 0.20% of average net assets.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                                OTHER INFORMATION
                             (UNAUDITED) (CONCLUDED)


     The Directors determined that the nature, extent and quality of services to be provided by the Adviser in advising the Fund were reasonably likely to be satisfactory. The Directors discussed and considered any economies of scale which may be realized by the Fund as a result of asset growth.

     Based on all of the information presented to the Board and its consideration of relevant factors, the Board, and separately the Independent Directors, concluded that the proposed advisory fee structure was reasonable and determined that the Adviser's Advisory Agreement be approved for an initial one-year period ending August 16, 2008.

                                  BEAR STEARNS
                           ENHANCED INCOME PORTFOLIO
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)


     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31) as of the U.S. federal income tax status of distributions received by the Fund's shareholders in respect of such fiscal year. The federal income tax character of distributions paid during the year ended August 31, 2007 was as follows:

                  Ordinary income               $13,244,963
                  Long-term capital gains             6,521


     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2007. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2008.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequence of their investment in the Fund.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                                 FUND MANAGEMENT
                                   (UNAUDITED)


     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (866) 509-7229.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                              TERM OF OFFICE                                  PORTFOLIOS IN          OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS       OVERSEEN BY          HELD BY
                                                                                                DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Julian A. Brodsky           Director        1988 to present      Since 1969, Director and         16      Comcast
 Comcast Corporation                                              Vice Chairman, Comcast                   Corporation;
 1500 Market Street,                                              Corporation (cable                       AMDOCS Limited
 35th Floor                                                       television and                           (service provider
 Philadelphia, PA 19102                                           communications); Director,               to telecommunica-
 DOB: 7/16/33                                                     NDS Group PLC (provider                  tions companies)
                                                                  of systems and applications
                                                                  for digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
 Nicholas A. Giordano        Director        Since 2006           Consultant, financial services   16      Kalmar Pooled
 103 Bellevue Parkway                                             organizations from 1997 to               Investment Trust
 Wilmington, DE 19809                                             present.                                 (registered invest-
 DOB: 3/7/43                                                                                               ment company);
                                                                                                           WT Mutual Fund
                                                                                                           (registered invest-
                                                                                                           ment company);
                                                                                                           Independence Blue
                                                                                                           Cross; IntriCon
                                                                                                           Corporation
                                                                                                           (industrial
                                                                                                           furnaces and
                                                                                                           ovens); Commerce
                                                                                                           Bancorp, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Francis J. McKay            Director        1988 to present      Since 2000, Vice President,      16      None
 Fox Chase Cancer Center                                          Fox Chase Cancer Center
 333 Cottman Avenue                                               (biomedical research and
 Philadelphia, PA 19111                                           medical care).
 DOB: 12/6/35
------------------------------------------------------------------------------------------------------------------------------------
 Arnold M. Reichman          Chairman        2005 to present      Director, Gabelli Group Capital  16      None
 106 Pierrepont Street                                            Partners, L.P. (an investment
 Brooklyn, NY 11201          Director        1991 to present      partnership) from 2000 to 2006.
 DOB: 5/21/48
------------------------------------------------------------------------------------------------------------------------------------
 Mark A. Sargent             Director        Since 2006           Dean and Professor of Law,       16      WT Mutual Fund
 Villanova University School                                      Villanova University School              (registered invest-
 of Law                                                           of Law since July 1997.                  ment company);
 299 North Spring Mill Road                                                                                NYSE Regulation
 Villanova, PA 19085                                                                                       Inc.; Financial
 DOB: 4/28/51                                                                                              Industry
                                                                                                           Regulatory
                                                                                                           Authority (FINRA)
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                          FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                              TERM OF OFFICE                                  PORTFOLIOS IN          OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS       OVERSEEN BY          HELD BY
                                                                                                DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
 Marvin E. Sternberg         Director        1991 to present      Since 1974, Chairman,            16      Moyco
 Moyco Technologies, Inc.                                         Director and President,                  Technologies, Inc.
 200 Commerce Drive                                               Moyco Technologies, Inc.
 Montgomeryville, PA 18936                                        (manufacturer of precision
 DOB: 3/24/34                                                     coated and industrial
                                                                  abrasives). Since 1999,
                                                                  Director, Pennsylvania
                                                                  Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
 Robert A. Straniere         Director        Since 2006           Member, New York State           16      Reich and Tang
 300 East 57th Street                                             Assembly (1981-2004);                    Group (asset
 New York, NY 10022                                               Founding Partner, Straniere              management);
 DOB: 3/28/41                                                     Law Firm (1980 to date);                 The Sparx Japan
                                                                  Partner, Gotham Strategies               Funds Group
                                                                  (consulting firm) (2005 to               (registered invest-
                                                                  date); Partner, The Gotham               ment company)
                                                                  Global Group (consulting firm)
                                                                  (2005 to date); President,
                                                                  The New York City Hot Dog
                                                                  Company (2005 to date);
                                                                  Director, Weiss, Peck & Greer
                                                                  Fund Group (1992 to 2005); and
                                                                  Partner, Kanter-Davidoff
                                                                  (law firm) (2006 to date).
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
 Robert Sablowsky            Director        1991 to present      Since July 2002, Senior          16      Kensington Funds
  Oppenheimer &                                                    Vice President and prior                (registered invest-
 Company, Inc.                                                    thereto, Executive Vice                  ment company)
 200 Park Avenue                                                  President of Oppenheimer & Co.,
 New York, NY 10166                                               Inc., formerly Fahnestock &
 DOB: 4/16/38                                                     Co., Inc. (a registered broker-
                                                                  dealer). Since November 2004,
                                                                  Director of Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
 J. Richard Carnall          Director        2002 to present      Director of PFPC Inc. from       16      Cornerstone Bank
 103 Bellevue Parkway                                             January 1987 to April 2002,
 Wilmington, DE 19809                                             Chairman and Chief Executive
 DOB: 9/25/38                                                     Officer of PFPC Inc. until
                                                                  April 2002, Executive Vice
                                                                  President of PNC Bank,
                                                                  National Association from
                                                                  October 1981 to April 2002,
                                                                  Director of PFPC International
                                                                  Ltd. (financial services) from
                                                                  August 1993 to April 2002,
                                                                  Director of PFPC International
                                                                  (Cayman) Ltd. (financial
                                                                  services) from September 1996
                                                                  to April 2002; Governor of the
                                                                  Investment Company Institute
                                                                  (investment company industry
                                                                  trade organization) from July
                                                                  1996 to January 2002; Director
                                                                  of PNC Asset Management, Inc.
                                                                  (investment advisory) from
                                                                  September 1994 to March 1998;
                                                                  Director of PNC National Bank
                                                                  from October 1995 to November
                                                                  1997; Director of Haydon Bolts,
                                                                  Inc. (bolt manufacturer) and
                                                                  Parkway Real Estate Company
                                                                  (subsidiary of Haydon Bolts,
                                                                  Inc.) since 1984; and Director
                                                                  of Cornerstone Bank since
                                                                  March 2004.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc., and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                          FUND MANAGEMENT (CONCLUDED)
                                  (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                 TERM OF OFFICE                                  PORTFOLIOS IN          OTHER
   NAME, ADDRESS,           POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH             WITH FUND           TIME SERVED           DURING PAST 5 YEARS      OVERSEEN BY          HELD BY
                                                                                                   DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
 Edward J. Roach                President       1991 to present      Certified Public Accountant;     N/A               N/A
 103 Bellevue Parkway              and                and            Vice Chairman of the Board,
 Wilmington, DE 19809           Treasurer       1988 to present      Fox Chase Cancer Center;
 DOB: 6/29/24                                                        Trustee Emeritus, Pennsylvania
                                                                     School for the Deaf; Trustee
                                                                     Emeritus, Immaculata University;
                                                                     Managing General Partner,
                                                                     President since 2002, Treasurer
                                                                     since 1981 and Chief Compliance
                                                                     Officer since September 2004 of
                                                                     Chestnut Street Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
 Jennifer Rogers                Secretary       2007 to present      Since 2005, Vice President and   N/A               N/A
 301 Bellevue Parkway                                                Counsel, PFPC Inc. (financial
 2nd Floor                                                           services company); Associate,
 Wilmington, DE 19809                                                Stradley, Ronon, Stevens &
 DOB: 7/28/74                                                        Young, LLC (law firm) from
                                                                     1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
 Salvatore Faia, Esquire, CPA      Chief        Since 2004           President, Vigilant Compliance   N/A               N/A
 Vigilant Compliance Services   Compliance                           Services since 2004; Senior
 186 Dundee Drive, Suite 700      Officer                            Legal Counsel, PFPC Inc. from
 Williamstown, NJ 08094                                              2002 to 2004; Chief Legal
 DOB: 12/25/62                                                       Counsel, Corviant Corporation
                                                                     (Investment Adviser, Broker-
                                                                     Dealer and Service Provider to
                                                                     Investment Advisers and Separate
                                                                     Account Providers) from 2001
                                                                     to 2002.
------------------------------------------------------------------------------------------------------------------------------------

                                  BEAR STEARNS
                              ENHANCED INCOME FUND
                                 PRIVACY NOTICE


     THE BEAR STEARNS ENHANCED INCOME FUND of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

     In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o  Information about your transactions with the Fund.

     We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint
marketing   agreements  who  may  suggest  additional  Fund  services  or  other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

     You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

     If you have any questions or comments about our privacy practices, please call us at (866) 509-7229.

                                  BEAR STEARNS
                              ENHANCED INCOME FUND

--------------------------------------------------------------------------------

                               INVESTMENT ADVISERS
                               -------------------
                       Bear Stearns Asset Management Inc.
                               383 Madison Avenue
                               New York, NY 10179


                                  ADMINISTRATOR
                                  -------------
                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809


                                 TRANSFER AGENT
                                 --------------
                                    PFPC Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809


                              PRINCIPAL UNDERWRITER
                              ---------------------
                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406


                                    CUSTODIAN
                                    ---------
                               PFPC Trust Company
                               8800 Tinicum Blvd.
                                    Suite 200
                             Philadelphia, PA 19153


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                  ---------------------------------------------
                              Deloitte & Touche LLP
                               1700 Market Street
                             Philadelphia, PA 19103


                                  LEGAL COUNSEL
                                  -------------
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                             Philadelphia, PA 19103

                                [GRAPHIC OMITTED]
                                MARVIN & PALMER(R)
                                ASSOCIATES, INC.
                            GLOBAL EQUITY MANAGEMENT










                                 MARVIN & PALMER
                                    LARGE CAP
                                   GROWTH FUND

                              OF THE RBB FUND, INC.




                                  ANNUAL REPORT
                                 AUGUST 31, 2007









THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE FUND. SHARES OF THE FUND ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC. 760 MOORE ROAD, KING OF PRUSSIA, PA 19406

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2007
                                   (UNAUDITED)


DEAR FELLOW SHAREHOLDER:

     It has been a short time since the launch of the Marvin & Palmer Large Cap Growth Fund on July 2, 2007, but it is with much excitement that we provide you with the Fund's annual report for the fiscal period ended August 31, 2007. The Fund gained 2.0% during this period, significantly outperforming the Russell 1000 Growth Index which was flat.

INVESTMENT CLIMATE AND OUTLOOK

     Equity markets were extremely volatile during this period. From the peak in mid-July to the trough in mid-August, the broad market dropped 10% before rallying sharply. This volatility was caused primarily by concerns that financial markets in general, and credit markets in particular, were going to seize up due to sub-prime mortgage issues rippling through the U.S. housing market. The Fed subsequently opened the discount window and cut rates to calm the jittery nerves of investors. As a result, the markets rallied through the end of August. Large cap growth equities were the beneficiaries of this volatility as investors looked for large, stable and growing companies during stormy times.

     Concerns about a recession in the U.S. were reduced by the continued economic strength of the international markets. The prevailing question is whether the demand-led growth from the roughly three billion people in the emerging economies can overpower the negative impact of 4.4 million unsold homes in the U.S. Our view is that it will. Commodities, as evidenced by the CRB Raw Industrials Spot Price Index, remain on a steep uptrend at record highs. The weak dollar will likely continue but slow its pace of decline. This should give a lift to the U.S. manufacturing sector as the domestic economy slows. Liquidity remains high, providing a huge shock absorber to any global financial crisis as non-gold international reserves held by central banks climbed to a new record high of $5.73 trillion in June, up 23.4% year on year.

INVESTMENT REVIEW AND PORTFOLIO STRATEGY

     The Marvin & Palmer Large Cap Growth Fund outperformed the Russell 1000 Growth Index by nearly 2% for the two-month period ended August 31, 2007. Our outperformance was driven by positive stock selection primarily in our overweight sectors. Our emphasis on companies with significant international exposure was very positive. Concerns about a sharp economic downturn in the U.S. led domestically focused stocks to underperform. The Fund had particularly strong performance in the technology, energy and industrial sectors where stocks such as Juniper Networks, VMware, National Oilwell Varco and Fluor led the way. On a sector basis, the Fund is overweight in materials, energy, industrials and information technology. We remain underweight in consumer staples, consumer discretionary and financials.

     We remain positive on the outlook for the U.S. market. A substantial portion of the Fund's earnings growth came from overseas. Our research on those foreign markets continues to give us confidence that growth in those countries and sectors will continue. We believe North America's leading large capitalization companies will continue to take advantage of that growth.

     We appreciate your support and confidence in our firm's investment philosophy, process and people. Please let us know if there is any way we can improve your experience with us.



David F. Marvin, CFA
Chairman
Marvin & Palmer Associates, Inc.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                                  ANNUAL REPORT
                                 AUGUST 31, 2007
                                   (UNAUDITED)


--------------------------------------------------------------------------------
               Total Returns For the Period Ended August 31, 2007

                                                        SINCE
                                                      INCEPTION*
                                                      ----------
  LARGE CAP GROWTH FUND                                   2.00%
  RUSSELL 1000 GROWTH(R) INDEX                            0.02%

--------------------------------------------------------------------------------


* The Fund commenced operations on July 2, 2007.

  THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 1-877-821-2117. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS, IS 0.80%. THIS RATE IS CAPPED AT 0.80%, ALTHOUGH IT CAN FLUCTUATE BELOW 0.80% AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                             FUND EXPENSE DISCLOSURE
                                 AUGUST 31, 2007
                                   (UNAUDITED)


     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested at the beginning of the period from July 2, 2007 through August 31, 2007, and held for the entire period.

ACTUAL EXPENSES

     The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                    LARGE CAP GROWTH FUND
                                        -----------------------------------------------------------------------
                                        BEGINNING ACCOUNT VALUE      ENDING ACCOUNT VALUE        EXPENSES PAID
                                            JULY 2, 2007*              AUGUST 31, 2007          DURING PERIOD**
                                        -----------------------      --------------------       ---------------
  Actual                                       $1,000.00                 $  1,020.00                 $1.33
  Hypothetical (5% return before expenses)      1,000.00                    1,006.90                  1.32


------------------------------
*    Commencement of operations.
** Expenses are equal to an annualized six-month expense ratio of 0.80% for the Fund which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (60), then divided by 365 to reflect the period. The Fund's ending account values on the first line in each table are based on the actual six-month total return for the Fund of 2.00%.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2007


                                          % of Net
                                           Assets          Value
                                          --------  ---------------
Domestic Common Stocks:
   Technology Hardware & Equipment.......   21.8%     $  3,336,581
   Capital Goods.........................   20.4         3,115,948
   Energy................................   11.9         1,819,560
   Materials.............................    8.7         1,325,682
   Semiconductors & Semiconductors
      Equipment..........................    4.9           752,423
   Software & Services...................    4.6           709,936
   Pharmaceuticals, Biotechnology &
      Life Sciences......................    4.4           677,803
   Diversified Financials................    3.9           601,437
   Health Care Equipment & Services......    3.9           594,732
   Retailing.............................    2.4           359,595
   Food, Beverages & Tobacco.............    2.1           322,680
   Consumer Services.....................    1.6           238,283
   Consumer Durables & Apparel...........    1.3           190,429
   Automobiles & Components..............    1.1           173,043
   Food & Staples Retailing..............    0.4            53,160
Temporary Investment ....................    6.4           980,323
Other Assets In Excess Of
      Liabilities........................    0.2            31,769
                                          ------      ------------
NET ASSETS -- 100.0%...................    100.0%     $ 15,283,384
                                          ======      ============


-----------------------
Portfolio holdings are subject to change at any time.







    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2007


                                                 Shares         Value
                                               ----------    -----------
DOMESTIC COMMON STOCKS -- 93.4%
AUTOMOBILES & COMPONENTS -- 1.1%
Johnson Controls, Inc. ......................      1,530     $   173,043
                                                             -----------
CAPITAL GOODS -- 20.4%
Boeing Co. ..................................      2,260         218,542
Deere & Co. .................................      4,560         620,433
Fluor Corp. .................................      4,140         526,401
Foster Wheeler Ltd.* ........................      2,250         266,490
General Dynamics Corp. ......................      2,710         212,898
McDermott International, Inc.* ..............      2,480         238,055
Parker Hannifin Corp. .......................      2,640         283,721
Precision Castparts Corp. ...................      4,250         553,817
Rockwell Collins, Inc. ......................      2,840         195,591
                                                             -----------
                                                               3,115,948
                                                             -----------
CONSUMER DURABLES & APPAREL -- 1.3%
Nike, Inc. ..................................      3,380         190,429
                                                             -----------
CONSUMER SERVICES -- 1.6%
Las Vegas Sands Corp.* ......................      2,390         238,283
                                                             -----------
DIVERSIFIED FINANCIALS -- 3.9%
Federal National Mortgage Association .......      3,000         196,830
Goldman Sachs Group, Inc. (The) .............        690         121,447
Morgan Stanley ..............................      4,540         283,160
                                                             -----------
                                                                 601,437
                                                             -----------
ENERGY -- 11.9%
Cameron International Corp.* ................      1,770         144,733
National Oilwell Varco, Inc.* ...............      5,030         643,840
Schlumberger Ltd. ...........................      6,600         636,900
Transocean, Inc.* ...........................      3,750         394,087
                                                             -----------
                                                               1,819,560
                                                             -----------
FOOD & STAPLES RETAILING -- 0.4%
Kroger Co. (The) ............................      2,000          53,160
                                                             -----------
FOOD, BEVERAGES & TOBACCO -- 2.1%
Coca-Cola Co. (The) .........................      6,000         322,680
                                                             -----------
HEALTH CARE EQUIPMENT & SERVICES -- 3.9%
Medco Health Solutions, Inc.* ...............      6,960         594,732
                                                             -----------
MATERIALS -- 8.7%
Freeport-McMoRan Copper & Gold, Inc. ........      2,030         177,463
Monsanto Co. ................................      9,710         677,175
Mosaic Co. (The)* ...........................     11,210         471,044
                                                             -----------
                                                               1,325,682
                                                             -----------
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 4.4%
Gilead Sciences, Inc.* ......................      5,760         209,491
Schering-Plough Corp. .......................     15,600         468,312
                                                             -----------
                                                                 677,803
                                                             -----------



                                                 Shares         Value
                                               ----------    -----------
RETAILING -- 2.4%
Amazon.Com, Inc.* ...........................      4,500     $   359,595
                                                             -----------
SEMICONDUCTORS & SEMICONDUCTORS EQUIPMENT -- 4.9%
Intel Corp. .................................      8,200         211,150
Nvidia Corp.* ...............................     10,580         541,273
                                                             -----------
                                                                 752,423
                                                             -----------
SOFTWARE & SERVICES -- 4.6%
Google, Inc., Class A* ......................        950         489,488
VMware, Inc., Class A* ......................      3,200         220,448
                                                             -----------
                                                                 709,936
                                                             -----------
TECHNOLOGY HARDWARE & EQUIPMENT -- 21.8%
Apple, Inc.* ................................      3,030         419,594
Cisco Systems, Inc.* ........................     20,150         643,188
Corning, Inc. ...............................      7,720         180,416
EMC Corp.* ..................................     31,900         627,154
International Business Machines Corp. .......      2,820         329,066
Juniper Networks, Inc.* .....................     19,830         652,804
SanDisk Corp.* ..............................      8,640         484,359
                                                             -----------
                                                               3,336,581
                                                             -----------
   TOTAL DOMESTIC COMMON STOCKS
     (Cost $13,573,045) .....................                 14,271,292
                                                             -----------

TEMPORARY INVESTMENT -- 6.4%
PNC Bank Money Market Account
   4.46%, 09/04/07 ..........................    980,323         980,323
                                                             -----------
   TOTAL TEMPORARY INVESTMENT
     (Cost $980,323) ........................                    980,323
                                                             -----------
   TOTAL INVESTMENTS -- 99.8%
     (Cost $14,553,368) .....................                 15,251,615
                                                             -----------
OTHER ASSETS IN EXCESS OF
   LIABILITIES -- 0.2% ......................                     31,769
                                                             -----------
NET ASSETS -- 100.0% ........................                $15,283,384
                                                             ===========

---------------------
* Non-income producing.




    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2007


ASSETS
   Investment securities at value (cost $14,553,368)........     $   15,251,615
   Receivable from Investment Adviser.......................             37,595
   Dividends receivable.....................................              8,945
   Prepaid expenses.........................................             19,648
                                                                 --------------
     Total Assets...........................................         15,317,803
                                                                 --------------
LIABILITIES
   Accrued expenses payable.................................             34,419
                                                                 --------------
     Total Liabilities......................................             34,419
                                                                 --------------
NET ASSETS
   Capital stock, $0.001 par value..........................     $        1,498
   Additional paid-in capital ..............................         14,908,618
   Undistributed net investment income......................              3,604
   Accumulated net realized loss from investments...........           (328,583)
   Net unrealized appreciation on investments...............            698,247
                                                                 --------------
   Net assets applicable to shares outstanding..............     $   15,283,384
                                                                 ==============
Shares outstanding..........................................          1,497,845
                                                                 ==============
Net asset value, offering and redemption price per share ...     $        10.20
                                                                 ==============









    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                             STATEMENT OF OPERATIONS



                                                                FOR THE PERIOD
                                                                 JULY 2, 2007*
                                                              TO AUGUST 31, 2007
                                                              ------------------
INVESTMENT INCOME
   Dividends................................................     $    17,255
                                                                 -----------
     Total investment income................................          17,255
                                                                 -----------
EXPENSES
   Administration and accounting fees.......................          26,693
   Professional fees........................................          19,615
   Advisory fees............................................          11,157
   Registration and filing fees.............................           3,322
   Custodian fees...........................................           1,771
   Printing and shareholder reporting fees..................           1,476
   Transfer agent out of pocket fees........................           1,279
   Directors' and officers' fees............................           1,188
   Other expenses...........................................             902
                                                                 -----------
     Total expenses before waivers and reimbursements.......          67,403
   Less: waivers and reimbursements ........................         (53,752)
                                                                 -----------
   Net expenses.............................................          13,651
                                                                 -----------
Net investment income.......................................           3,604
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
   Net realized loss from:
     Investments............................................        (328,583)
   Net change in unrealized appreciation on:
     Investments............................................         698,247
                                                                 -----------
Net realized and unrealized gain from investments...........         369,664
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     $   373,268
                                                                 ===========


-------------------
*  Commencement of Operations.







    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                   FOR THE PERIOD
                                                                                    JULY 2, 2007*
                                                                                 TO AUGUST 31, 2007
                                                                                 ------------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income........................................................     $     3,604
   Net realized loss from investments...........................................        (328,583)
   Net change in unrealized appreciation on investments.........................         698,247
                                                                                     -----------
   Net increase in net assets resulting from operations.........................         373,268
                                                                                     -----------
Increase in net assets derived from capital share transactions (see Note 4).....      14,910,116
                                                                                     -----------
     Total increase in net assets...............................................      15,283,384
NET ASSETS
   Beginning of period..........................................................              --
                                                                                     -----------
   End of period**..............................................................     $15,283,384
                                                                                     ===========


---------------------
*   Commencement of Operations.
**  Includes undistributed net investment income of $3,604.





    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                                JULY 2, 2007*
                                                             TO AUGUST 31, 2007
                                                            --------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .....................       $   10.00
                                                                 ---------
Net investment income (loss) .............................              --
Net realized and unrealized gain from investments ........            0.20
                                                                 ---------
Net increase in net assets resulting from operations .....            0.20
                                                                 ---------
Net asset value, end of period ...........................       $   10.20
                                                                 ---------
Total investment return(1) ...............................           2.00%
                                                                 =========
RATIO/SUPPLEMENTAL DATA
Net assets,  end of period (000's omitted) ...............         $15,283
Ratio of expenses to average net assets(2) ...............           0.80%
Ratio of expenses to average net assets without waivers
   and expense reimbursements(2) .........................           3.93%
Ratio of net investment income to average net assets(2) ..           0.21%
Portfolio turnover rate ..................................             29%


---------------------
*    Commencement of operations.
(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(2)  Annualized.






    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2007


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has sixteen active investment portfolios, including the Marvin & Palmer Large Cap Growth Fund (the "Fund"), which commenced investment operations on July 2, 2007.

     RBB has authorized capital of one hundred billion shares of common stock of which 77.873 billion are currently classified into one hundred and eighteen classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into eight separate "families."

     PORTFOLIO VALUATION -- The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (NASDAQ) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed Income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed Income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Fund's investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their average net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2007


     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     OTHER -- In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Marvin & Palmer Associates, Inc. ("Marvin & Palmer Associates" or the "Adviser"), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Company (the "Advisory Agreement"). For its services, the Adviser is paid a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. The Adviser has agreed to limit the Fund's total operating expenses to the extent that such expenses exceed 0.80% of the Fund's average daily net assets. This limitation is effected in waivers of advisory fees and reimbursement of expenses exceeding the advisory fee as necessary. If at any time during the first three years the Advisory Agreement is in effect the Fund's total annual operating expenses are less than 0.80% of the Fund's average daily net assets, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund. For the period ended August 31, 2007, investment advisory fees accrued and waived were $11,157 and expenses reimbursed or to be reimbursed by the Adviser were $37,595.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Fund. Administration and accounting fees accrued also include certain Transfer Agent and dividend disbursing agent fees, certain Custodian fees and Administrative Service fees. For providing administrative and accounting services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.15% of the Fund's first $250 million of average daily net assets; 0.12% of the Fund's next $250 million of average daily net assets; 0.10% of the Fund's next $250 million of average daily net assets; 0.08% of the Fund's next $750 million of average daily net assets; and 0.06% of the Fund's average daily net assets in excess of $1,500 million. For the period ended August 31, 2007, PFPC's administration and accounting fees were $26,693.

     Included in the administration and accounting fees, shown above, are fees for providing regulatory administration services to RBB. For providing these services, PFPC is entitled to receive compensation as agreed to by the Company and PFPC. This fee is allocated to each portfolio in proportion to its net assets of the RBB Funds.

     In addition, PFPC serves as the Fund's transfer and dividend disbursing agent. For providing transfer agent services, PFPC is entitled to receive out of pocket expenses. For the period ended August 31, 2007, PFPC out of pocket transfer agency fees were $1,279.

     PFPC Trust Company provides certain custodial services to the Fund. PFPC Trust Company is a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. For the period ended August 31, 2007, PFPC Trust Company received transaction charges and out of pocket expenses of $1,771.

     PFPC Distributors, Inc., ("PFPC Distributors") a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., provides certain administrative services to the Fund. As compensation for such administrative services, PFPC Distributors is entitled to receive a fee paid by PFPC from the fees PFPC receives from the Fund pursuant to the Administration and Accounting Services Agreement.

     PFPC voluntarily agreed to waive a portion of its fees from the Fund. For the period ended August 31, 2007, $5,000 of Administration and accounting fees were waived.

     The Fund will not pay PFPC or PFPC's affiliates at a later time for any amounts waived or any amounts assumed.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2007


     As of August 31, 2007, the Fund owed PFPC and its affiliates $13,399 for their services.

3.   INVESTMENT IN SECURITIES

     For the period ended August 31, 2007, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

                                                    PURCHASES          SALES
                                                  -------------    -------------
     Investment Securities...................      $16,860,000       $2,958,372

4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2007, the Fund has 100,000,000 shares of $0.001 par value common stock authorized. Transactions in capital shares were as follows:

                                                      FOR THE PERIOD
                                                      JULY 2, 2007 TO
                                                      AUGUST 31, 2007
                                                ----------------------------
                                                  SHARES           AMOUNT
                                                ---------       ------------
     Sales ................................     1,507,805       $ 15,010,116
     Reinvestments ........................            --                 --
     Redemptions ..........................        (9,960)          (100,000)
                                                ---------       ------------
     Net Increase .........................     1,497,845       $ 14,910,116
                                                =========       ============

5.   FEDERAL INCOME TAX INFORMATION

     At  August  31,  2007,   federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by the Fund were as follows:

         FEDERAL TAX       UNREALIZED        UNREALIZED       NET UNREALIZED
            COST          APPRECIATION      DEPRECIATION       APPRECIATION
         -----------      ------------      ------------      --------------
         $14,572,693        $803,680         $(124,758)          $678,922

     As of August 31, 2007, the components of distributable earnings on a tax basis were as follows:

                    UNDISTRIBUTED                       UNDISTRIBUTED
                   ORDINARY INCOME                     LONG-TERM GAINS
                   ---------------                     ---------------
                       $3,604                                $--

     At August 31, 2007, the Fund had no capital loss carryforwards available to offset future capital gains.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2007, the Fund expects to elect to treat post-October capital losses of $309,258 incurred in the period July 2, 2007 through August 31, 2007 as having been incurred in the following fiscal year.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2007


6.   IN KIND TRANSFER OF SECURITIES

     For the period ended August 31, 2007, the Fund received portfolio securities in lieu of cash for shareholder subscriptions. The value of these subscriptions was as follows:

                     VALUE OF THE         CAPITAL SHARES
                     SUBSCRIPTIONS         SUBSCRIPTIONS
                    ---------------      ----------------
                      $7,900,000              795,569

7.   NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109". FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as (1) a liability for unrecognized tax benefits, (2) a reduction of an income tax refund receivable, (3) a reduction of deferred tax assets, (4) an increase in deferred tax liability or (5) a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is in the process of reviewing the impact, if any, of FIN 48 on the Fund's financial statements.

     In September 2006, FASB issued Statement of Financial Accounting Standards 157 ("SFAS 157"), Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the impact, if any, of the SFAS 157 on the Fund's financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE RBB FUND, INC.:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Marvin & Palmer Large Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2007, the results of its operations, the changes in its net assets, and its financial highlights for the period July 2, 2007 to August 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2007 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP



Philadelphia, Pennsylvania

October 26, 2007

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                                 FUND MANAGEMENT
                                   (UNAUDITED)


     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (877) 821-2117.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                              TERM OF OFFICE                                  PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS       OVERSEEN BY          HELD BY
                                                                                                DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky            Director        1988 to present      Since 1969, Director and         16      Comcast Corporation;
Comcast Corporation                                               Vice Chairman, Comcast                   AMDOCS Limited (service
1500 Market Street,                                               Corporation (cable                       provider to
35th Floor                                                        television and                           telecommunications
Philadelphia, PA 19102                                            communications); Director,               companies)
DOB:  7/16/33                                                     NDS Group PLC (provider of
                                                                  systems and applications
                                                                  for digital pay TV).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano         Director           Since 2006        Consultant, financial services   16      Kalmar Pooled Investment
103 Bellevue Parkway                                              organizations from 1997                  Trust (registered
Wilmington, DE 19422                                              to present.                              investment company); WT
DOB:  03/7/43                                                                                              Mutual Fund (registered
                                                                                                           investment company);
                                                                                                           Independence Blue Cross;
                                                                                                           IntriCon Corporation
                                                                                                           (industrial furnaces and
                                                                                                           ovens); Commerce Bancorp,
                                                                                                           Inc.
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay             Director        1988 to present      Since 2000, Vice President,      16      None
Fox Chase Cancer Center                                           Fox Chase Cancer Center
333 Cottman Avenue                                                (biomedical research and
Philadelphia, PA 19111                                            medical care).
DOB:  12/06/35
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman           Chairman        2005 to present      Director, Gabelli Group          16      None
106 Pierrepont Street                                             Capital Partners, L.P.
Brooklyn, NY  11201          Director        1991 to present      (an investment partnership)
DOB: 5/21/48                                                      from 2000 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent              Director           Since 2006        Dean and Professor of Law,       16      WT Mutual Fund
Villanova University School                                       Villanova University School              (registered investment
of Law                                                            of Law since July 1997.                  company); NYSE
299 North Spring Mill Road                                                                                 Regulation, Inc.;
Villanova, PA 19085                                                                                        Financial Industry
DOB: 4/28/51                                                                                               Regulatory Authority
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg          Director        1991 to present      Since 1974, Chairman, Director   16      Moyco Technologies, Inc.
Moyco Technologies, Inc.                                          and President, Moyco
200 Commerce Drive                                                Technologies, Inc.(manufacturer
Montgomeryville, PA  18936                                        of precision coated and
DOB: 3/24/34                                                      industrial abrasives).
                                                                  Since 1999, Director,
                                                                  Pennsylvania Business Bank.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                                 FUND MANAGEMENT
                                   (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                              TERM OF OFFICE                                  PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)    FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND          TIME SERVED(1)        DURING PAST 5 YEARS       OVERSEEN BY          HELD BY
                                                                                                DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere          Director           Since 2006        Member, New York State           16      Reich and Tang Group
300 East 57th Street                                              Assembly (1981-2004);                    (asset management);
New York, NY  10022                                               Founding Partner, Straniere              The Sparx Japan Funds
DOB:  3/28/41                                                     Law Firm (1980 to date);                 Group (registered
                                                                  Partner, Gotham Strategies               investment company)
                                                                  (consulting firm) (2005 to
                                                                  date); Partner, The Gotham
                                                                  Global Group (consulting firm)
                                                                  (2005 to date); President,
                                                                  The New York City Hot Dog
                                                                  Company (2005 to date);
                                                                  Director, Weiss, Peck & Greer
                                                                  Fund Group (1992 to 2005);
                                                                  and Partner, Kanter-Davidoff
                                                                  (law firm) (2006 to date).
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky             Director        1991 to present      Since July 2002, Senior Vice     16      Kensington Funds
Oppenheimer & Company, Inc.                                       President and prior thereto,
200 Park Avenue                                                   Executive Vice President of
New York, NY 10166                                                Oppenheimer & Co., Inc.,
DOB: 4/16/38                                                      formerly Fahnestock & Co., Inc.
                                                                  (a registered broker-dealer).
                                                                  Since November 2004, Director
                                                                  of Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall           Director        2002 to present      Director of PFPC Inc. from       16      Cornerstone Bank
103 Bellevue Parkway                                              January  1987 to April 2002,
Wilmington, DE 19809                                              Chairman and Chief Executive
DOB: 9/25/38                                                      Officer of PFPC Inc. until
                                                                  April 2002, Executive Vice
                                                                  President of PNC Bank, National
                                                                  Association from October 1981
                                                                  to April 2002, Director of PFPC
                                                                  International Ltd. (financial
                                                                  services) from August 1993 to
                                                                  April 2002, Director of PFPC
                                                                  International (Cayman) Ltd.
                                                                  (financial services) from
                                                                  September 1996 to April 2002;
                                                                  Governor of the Investment
                                                                  Company Institute (investment
                                                                  company industry trade
                                                                  organization) from July 1996
                                                                  to January 2002; Director of
                                                                  PNC Asset Management, Inc.
                                                                  (investment advisory) from
                                                                  September 1994 to March 1998;
                                                                  Director of PNC National
                                                                  Bank from October 1995 to
                                                                  November 1997; Director of
                                                                  Haydon Bolts, Inc. (bolt
                                                                  manufacturer) and Parkway
                                                                  Real Estate Company (subsidiary
                                                                  of Haydon Bolts, Inc.) since
                                                                  1984; and Director of
                                                                  Cornerstone Bank since
                                                                  March 2004.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees sixteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, the investment adviser to the Company's Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc., and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                                 FUND MANAGEMENT
                                   (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                              TERM OF OFFICE                                    PORTFOLIOS IN         OTHER
   NAME, ADDRESS,        POSITION(S) HELD      AND LENGTH OF        PRINCIPAL OCCUPATION(S)      FUND COMPLEX      DIRECTORSHIPS
 AND DATE OF BIRTH          WITH FUND           TIME SERVED           DURING PAST 5 YEARS        OVERSEEN BY          HELD BY
                                                                                                  DIRECTOR*          DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                President      1991 to present and    Certified Public Accountant;     N/A               N/A
103 Bellevue Parkway              and           1988 to present      Vice Chairman of the Board,
Wilmington, DE  19809          Treasurer                             Fox Chase Cancer Center;
DOB: 6/29/24                                                         Trustee Emeritus, Pennsylvania
                                                                     School for the Deaf; Trustee
                                                                     Emeritus, Immaculata University;
                                                                     Managing General Partner,
                                                                     President since 2002,
                                                                     Treasurer since 1981 and Chief
                                                                     Compliance Officer since
                                                                     September 2004 of Chestnut
                                                                     Street Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Rogers                Secretary        2007 to present      Since 2005, Vice President       N/A               N/A
301 Bellevue Parkway                                                 and Counsel, PFPC Inc.
2nd Floor                                                            (financial services company);
Wilmington, DE 19809                                                 Associate, Stradley, Ronon,
DOB: 7/28/74                                                         Stevens & Young, LLC
                                                                     (law firm) from 1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA     Chief            Since 2004         President, Vigilant Compliance   N/A               N/A
Vigilant Compliance Services  Compliance                             Services since 2004; Senior
186 Dundee Drive, Suite 700     Officer                              Legal Counsel, PFPC Inc.
Williamstown, NJ  08094                                              from 2002 to 2004; Chief
DOB: 12/25/62                                                        Legal Counsel, Corviant
                                                                     Corporation (Investment Adviser,
                                                                     Broker-Dealer and Service
                                                                     Provider to Investment Advisers
                                                                     and Separate Account Providers)
                                                                     from 2001 to 2002.
------------------------------------------------------------------------------------------------------------------------------------

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)


     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31) as of the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2007, the Fund paid no dividends or distributions to its shareholders.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2007. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2008. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                                OTHER INFORMATION
                                   (UNAUDITED)

PROXY VOTING

     Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(888) 520-3277 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     As required by the Investment Company Act, the Company's Board of Directors (the "Board"), including all of the Directors who are not "interested persons" of the Company, as that term is defined in the Investment Company Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between the Adviser and the Company (the "Advisory Agreement") on behalf of the Fund at a meeting of the Board held on May 24, 2007. At this meeting, the Board approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from the Adviser mailed in advance of the meeting that addressed most, if not all, of the factors listed below. The Adviser also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser's services provided to the Fund;
(ii) descriptions of the experience and qualifications of the Adviser's personnel providing those services; (iii) the Adviser's investment philosophies and processes; (iv) the Adviser's assets under management and client descriptions; (v) the Adviser's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser's current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) the Adviser's compliance procedures; (viii) the Adviser's financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper, Inc. ("Lipper") comparing the Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark. No one factor was determinative in the Board's consideration of the Advisory Agreement.

     The Directors then met in executive session with counsel to discuss and consider information presented in connection with the continuation of the Advisory Agreement as well as the Directors' responsibilities and duties in approving the Advisory Agreement. The Directors noted that because the Fund had not commenced investment operations no comparative fee or performance data was provided by Lipper. The Directors considered the Adviser's advisory services and processes and the type of securities to be purchased by the Adviser for the Fund in relation to the proposed advisory fee payable to the Adviser and the estimated total expense ratio for the Fund. The Directors noted that the Adviser agreed to waive advisory fees and reimburse expenses to the extent that such expenses exceed 0.80% of the Fund's average daily net assets. The Directors noted that the Adviser's composite performance for U.S equity stocks exceeded the performance of the Russell 1000 Growth(R) Index and the S&P 500(R) Index over the 10 and 15 year periods ended March 31, 2007 as reported by the Adviser. For each of the three, five and seven year periods then ended, the Adviser's composite performance exceeded the performance of the Russell 1000 Growth(R) Index but trailed the performance of the S&P 500(R) Index.

     The Directors determined that the nature, extent and quality of services to be provided by the Adviser in advising the Fund was satisfactory; and the benefits expected to be derived by the Adviser from managing the Fund, including its use of soft dollars and its method for selecting brokers, seemed reasonable. The Directors recognized that because the Fund had not yet commenced investment operations that the effect of any economies of scale due to asset growth could not currently be evaluated.

     Based on all of the information presented to the Board and its consideration of relevant factors, the Board, and separately the Independent Directors, concluded that the advisory fee structure was reasonable and determined that the Adviser's Advisory Agreement be continued for an additional one-year period ending August 16, 2008.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                                 PRIVACY NOTICE


     THE MARVIN & PALMER LARGE CAP GROWTH FUND of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

     In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o  Information about your transactions with the Fund.

     We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint
marketing   agreements  who  may  suggest  additional  Fund  services  or  other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

     You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

     If you have any questions or comments about our privacy practices, please call us at (877) 821-2117.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser
Marvin & Palmer Associates, Inc.
1201 N. Market Street
Suite 2300
Wilmington, DE 19801-1165

Administrator
PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Transfer Agent
PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Principal Underwriter
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Counsel
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Nicholas A. Giordano, Francis J. McKay, and Marvin E. Sternberg are the registrant's audit committee financial experts and each of them is "independent."


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $353,700 for 2006 and $390,500 for 2007.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $1,100 for 2006 and $4,500 for 2007. These fees were for out-of-pocket expenses related to the audit.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for 2006 and $0 for 2007.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $7,100 for 2006 and $0 for 2007. These fees were for the semi-annual review of the financial statements for the period ended February 28, 2006.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

          1. PRE-APPROVAL REQUIREMENTS OF THE COMPANY. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

          2. PRE-APPROVAL REQUIREMENTS OF AFFILIATES. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

          3. DELEGATION. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

          4. PROHIBITED SERVICES. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company's audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  100%

               (c)  Not Applicable.

               (d)  100%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2006 and $0 for 2007.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

     (a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              The RBB Fund, Inc.
            --------------------------------------------------------------------

By (Signature and Title)* /s/ Edward J. Roach
                        --------------------------------------------------------
                          Edward J. Roach, President & Treasurer
                          (principal executive officer)

Date      November 5, 2007
     ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)* /s/ Edward J. Roach
                        --------------------------------------------------------
                          Edward J. Roach, President & Treasurer
                          (principal executive officer & principal
                          financial officer)

Date      November 5, 2007
     ---------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.